Registration Nos. 33-49098
811-06719
As filed with the Securities and Exchange Commission
on November 26, 2008

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 60	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT	☑
COMPANY ACT OF 1940

Amendment No. 61	☑

BB&T FUNDS
(Exact Name of Registrant as Specified in Charter)
434 Fayetteville Street Mall, Raleigh, NC 27601

(Address of principal executive offices)
Registrant’s telephone number, including Area Code:
(800) 228-1872

E. G. Purcell, III, President
BB&T Funds
434 Fayetteville Street Mall
Raleigh, NC 27601

(Name and address of agent for service)
Copies of communications to:
Alan G. Priest, Esquire
Ropes & Gray LLP
One Metro Center, 700 12th Street, N.W., Suite 900
Washington, D.C. 20005
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on February 1, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☑	on February 1, 2009 pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on ☐ pursuant to paragraph (a)(ii)
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].

(BB&T FUND LOGO)
Sensible Investing for Generations®
PROSPECTUS
STOCK FUNDS
large cap fund
mid cap value fund
mid cap growth fund
small cap fund
INTERNATIONAL EQUITY fund
special opportunities equity fund
equity income fund
BOND FUNDS
t axable bond funds
short u.s. government fund
intermediate u.s. government fund
total return bond fund
tax-free bond funds
kentucky intermediate tax-free fund
maryland intermediate tax-free fund
north carolina intermediate tax-free fund
south carolina intermediate tax-free fund
virginia intermediate tax-free fund
west virginia intermediate tax-free fund
MONEY MARKET FUNDS
national tax-free money market fund
prime money market fund
u.s. treasury money market fund
FUNDS OF FUNDS
capital manager conservative growth fund
capital manager moderate growth fund
capital manager growth fund
capital manager equity fund
class a shares
class b shares
class c shares
FEBRUARY 1, 2009
Questions?
Call 1-800-228-1872
or your investment representative.
The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T Funds		Table of Contents

(LOGO) Risk/Return Summary and Fund Expenses
Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.	[4]	Overview
	[5]	Stock Funds
	[6]	Large Cap Fund
	[10]	Mid Cap Value Fund
	[15]	Mid Cap Growth Fund
	[21]	Small Cap Fund
	[25]	International Equity Fund
	[32]	Special Opportunities Equity Fund
	[37]	Equity Income Fund
	[41]	Bond Funds
	[42]	Short U.S. Government Fund
	[48]	Intermediate U.S. Government Fund
	[53]	Total Return Bond Fund
	[58]	Kentucky Intermediate Tax-Free Fund
	[62]	Maryland Intermediate Tax-Free Fund
	[67]	North Carolina Intermediate Tax-Free Fund
	[72]	South Carolina Intermediate Tax-Free Fund
	[77]	Virginia Intermediate Tax-Free Fund
	[82]	West Virginia Intermediate Tax-Free Fund
	[87]	Money Market Funds
	[88]	National Tax-Free Money Market Fund
	[93]	Prime Money Market Fund
	[98]	U.S. Treasury Money Market Fund
	[102]	Funds of Funds
	[103]	Capital Manager Conservative Growth Fund
	[109]	Capital Manager Moderate Growth Fund
	[115]	Capital Manager Growth Fund
	[121]	Capital Manager Equity Fund
(LOGO) Additional Investment Strategies and Risks
Review this section for information on investment strategies and their risks.	[126]	Stock Funds
	[126]	Large Cap Fund
	[126]	Mid Cap Value Fund
	[126]	Mid Cap Growth Fund
	[126]	Small Cap Fund
	[126]	International Equity Fund
	[126]	Special Opportunities Equity Fund
	[126]	Equity Income Fund
	[127]	Bond Funds
	[127]	Short U.S. Government Fund
	[127]	Intermediate U.S. Government Fund
	[127]	Total Return Bond Fund
	[127]	Kentucky Intermediate Tax-Free Fund
	[127]	Maryland Intermediate Tax-Free Fund
	[127]	North Carolina Intermediate Tax-Free Fund
	[128]	South Carolina Intermediate Tax-Free Fund
	[128]	Virginia Intermediate Tax-Free Fund
	[128]	West Virginia Intermediate Tax-Free Fund
	[128]	Money Market Funds
	[128]	National Tax-Free Money Market Fund
	[129]	Prime Money Market Fund
	[129]	Funds of Funds
	[129]	Capital Manager Conservative Growth Fund

	[129]	Capital Manager Moderate Growth Fund
	[129]	Capital Manager Growth Fund
	[129]	Capital Manager Equity Fund
	[131]	Investment Practices
	[135]	Investment Risks
(LOGO) Fund Management
Review this section for details on the people and organizations who oversee the Funds.	[139]	The Investment Adviser
	[140]	The Investment Sub-Advisers
	[141]	Portfolio Managers
	[143]	The Administrator and Distributor
(LOGO) Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	[144]	Choosing a Share Class
	[145]	Pricing of Fund Shares
	[146]	Purchasing and Adding to Your Shares
	[149]	Selling Your Shares
	[151]	General Policies on Selling Shares
	[152]	Distribution Arrangements/Sales Charges
	[155]	Distribution and Shareholder Service (12b-1) Fees
	[156]	Exchanging Your Shares
	[157]	Market Timing Policies
	[157]	Dividends, Distributions and Taxes
	[160]	Additional Information About the Funds
(LOGO) Other Information About the Funds
	[162]	Financial Highlights
EX-99.d.6
EX-99.e.1.i
EX-99.h.4.ii
EX-99.h.7
EX-99.H.8.I
EX-99.j.1
EX-99.p.2
EX-99.p.6

(LOGO) Risk/Return Summary and Fund Expenses	Overview

The Funds	BB&T Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (each a “Fund” and collectively, the “Funds”). The Funds have individual investment goals and strategies. This prospectus provides you with important information about the Class A, Class B, and Class C Shares of the Stock Funds, the Bond Funds, the Money Market Funds and the Funds of Funds that you should know before investing. As of the date of this Prospectus, Class B and Class C Shares of the Short U.S. Government Fund and the Tax-Free Bond Funds were not yet being offered. Each Fund also offers a fourth class of shares, known as Institutional Shares, which are described in a separate prospectus. Please read this prospectus and keep it for future reference.

Each Fund described in this prospectus is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

Like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Each Fund has its own investment goal and its own strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a manner designed to help the Fund achieve its goal. A portfolio manager’s judgments about the economy, stock markets and companies, as well as a portfolio manager’s selection of investments, may cause a Fund to underperform other funds with similar objectives.

Stock Funds

The Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, and Equity Income Fund (the “Stock Funds”) seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and equity-related securities, principally common stocks.

Who May Want to Invest	Consider investing in the Stock Funds if you are:

• seeking a long-term goal such as retirement

• looking to add a growth component to your portfolio

• willing to accept the risks of investing in the stock markets

The Stock Funds may not be appropriate if you are:

• pursuing a short-term goal or investing emergency reserves

• uncomfortable with an investment that will fluctuate in value

Large Cap Fund
Risk/Return Summary and Fund Expenses

Risk/Return Summary

Investment Objective	The Fund seeks capital growth, current income or both, primarily through investment in stocks.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Standard & Poor’s 500® Index (the “S&P 500® Index”).

In managing the Fund, the portfolio manager selects those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine intrinsic value and the fundamental outlook of a particular issuer.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the Statement of Additional Information (“SAI”).

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Large Cap Fund
Risk/Return Summary and Fund Expenses
The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)

-2.47%	6.10%	0.20%	-19.72%	23.76%	12.24%	7.47%	21.16%	-6.25%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
(BAR CHART)
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years(3)		Since Inception(3)

Class A Shares (with 5.75% sales charge)(2)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4)	Since 9/30/92

Large Cap Fund
Risk/Return Summary and Fund Expenses
As an investor in the Large Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares

Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares

Management Fee(6)	0.74%	0.74%	0.74%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.21%	0.21%	0.21%

Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%

Total Fund Operating Expenses	1.46%	1.96%	1.96%

Fee Waiver or Expense Reimbursement(6)	-0.39%	-0.14%	-0.14%

Net Fund Operating Expenses(6)	1.07%	1.82%	1.82%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.60%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Large Cap Fund
Risk/Return Summary and Fund Expenses
Expense Example

	1	3	5	10
Large Cap Fund	Year	Years	Years	Years

Class A Shares	$678	$974	$1,292	$2,189

Class B Shares
Assuming Redemption	$585	$902	$1,144	$2,145
Assuming No Redemption	$185	$602	$1,044	$2,145

Class C Shares
Assuming Redemption	$185	$602	$1,044	$2,274
Assuming No Redemption	$185	$602	$1,044	$2,274

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term growth of capital by investing the Fund’s assets primarily in equity securities of companies that are considered to be undervalued.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is between $500 million and $20 billion.

In managing the Fund, the portfolio manager attempts to diversify across different economic sectors, selecting those stocks that he believes are undervalued. In choosing individual stocks, the portfolio manager utilizes both a quantitative and qualitative approach to examine the fundamental characteristics of a particular company. Quantitative analysis focuses on businesses with strong cash flow, balance sheet strength, and above average profitability. Qualitative characteristics the portfolio manager looks for include companies with a sustainable competitive advantage and a strong management team focused on creating shareholder value.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap value stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund
The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares1,2
(BAR CHART)

12.21%	3.16%	4.87%	-14.01%	29.65%	19.38%	11.15%	19.48%	-2.51%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1,2)

	1 Year		5 Years		10 Years(4)		Since Inception(4)

Class A Shares (with 5.75% sales charge)(3)							(8/1/96)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(8/1/96)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(8/1/96)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Russell Midcap Value Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(5)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(4)	Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C

Shares, respectively, but does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
(5)	Since 7/31/96.

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund
As an investor in the Mid Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	0.74%	0.74%	0.74%

Distribution and Shareholder Service (12b-1) Fee	0.25%	1.00%	1.00%

Other Expenses	0.20%	0.20%	0.20%

Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%

Total Fund Operating Expenses	1.20%	1.95%	1.95%

Fee Waiver or Expense Reimbursement(6)	-0.04%	-0.04%	-0.04%

Net Fund Operating Expenses(6)	1.16%	1.91%	1.91%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.70%] for the period from [February 1, 2009 through January 31, 2010].

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund
Expense Example

	1	3	5	10
Mid Cap Value Fund	Year	Years	Years	Years
Class A Shares	$686	$930	$1,193	$1,943

Class B Shares
Assuming Redemption	$594	$908	$1,148	$2,077
Assuming No Redemption	$194	$608	$1,048	$2,077

Class C Shares
Assuming Redemption	$194	$608	$1,048	$2,272
Assuming No Redemption	$194	$608	$1,048	$2,272

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term growth of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Russell Midcap® Growth Index and that have an established record of growth and continue to present significant growth potential. In selecting investments for the Fund, the portfolio manager will consider growth factors such as a company’s new products, changes in management, and business restructurings. The portfolio manager will also search for companies that have established records of earnings and sales growth that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the company’s capitalization); have attractive price/earnings ratios in relation to a company’s 3- to 5-year earnings per share growth rate; and have stock prices which have outperformed the Russell Midcap® Growth Index over the previous six months. The portfolio manager will attempt to avoid overweighting the Fund’s position on any major market sector (over 10% of the Russell Midcap® Growth Index) beyond 150% of the weighting that sector has in the Russell Midcap® Growth Index.

The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). The portfolio manager may also sell a stock to change the Fund’s weighting in a particular company, industry or sector, or if better opportunities are available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap growth stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund
The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell Midcap Growth Index, an unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and higher forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1,2)
(BAR CHART)

43.73%	-16.75%	-24.33%	-21.77%	36.72%	17.27%	14.04%	3.54%	33.70%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1,2)

	1 Year		5 Years		10 Years(4)		Since Inception(4)
Class A Shares (with 5.75% sales charge)(3)							(12/30/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(12/30/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(12/30/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Russell Midcap Growth Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(5)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(4)	Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5)	Since 12/31/93.

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund
As an investor in the Mid Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	0.74%	0.74%	0.74%

Distribution and Shareholder Service (12b-1) Fee	0.25%	1.00%	1.00%

Other Expenses	0.20%	0.20%	0.20%

Acquired Fund Fees and Expenses (7)	0.03%	0.03%	0.03%

Total Fund Operating Expenses	1.22%	1.97%	1.97%

Fee Waiver or Expense Reimbursement(6)	-0.04%	-0.04%	-0.04%

Net Fund Operating Expenses(6)	1.18%	1.93%	1.93%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Agreements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.70%] for the period from [February 1, 2009 through January 31, 2010].

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund
Expense Example

	1	3	5	10
Mid Cap Growth Fund	Year	Years	Years	Years
Class A Shares	$688	$936	$1,203	$1,964

Class B Shares
Assuming Redemption	$596	$914	$1,159	$2,099
Assuming No Redemption	$196	$614	$1,059	$2,099

Class C Shares
Assuming Redemption	$196	$614	$1,059	$2,293
Assuming No Redemption	$196	$614	$1,059	$2,293

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Small Cap Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is less than $3 billion and which the portfolio manager believes are undervalued and have a favorable outlook.

In managing the Fund’s portfolio, the portfolio manager initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular issuer.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — small company stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Small Cap Fund
The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell 2000® Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

23.52%	9.26%	14.45%	-8.50%	[ ]%
2004	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Class A Shares (with 5.75% sales charge)(2)					(5/19/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)					(5/19/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)					(5/19/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3)	Since 5/22/03.

Risk/Return Summary and Fund Expenses	Small Cap Fund
As an investor in the Small Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	1.00%	1.00%	1.00%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.24%	0.24%	0.24%

Acquired Fund Fees and Expenses (7)	0.04%	0.04%	0.04%

Total Fund Operating Expenses	1.78%	2.28%	2.28%

Fee Waiver or Expense Reimbursement(6)	-0.45%	-0.20%	-0.20%

Net Fund Operating Expenses(6)	1.33%	2.08%	2.08%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.80%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Small Cap Fund
Expense Example

	1	3	5	10
Small Cap Fund	Year	Years	Years	Years
Class A Shares	$703	$1,062	$1,444	$2,514

Class B Shares
Assuming Redemption	$611	$993	$1,302	$2,475
Assuming No Redemption	$211	$693	$1,202	$2,475

Class C Shares
Assuming Redemption	$211	$693	$1,202	$2,600
Assuming No Redemption	$211	$693	$1,202	$2,600

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	International Equity Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Fund invests primarily in a diversified portfolio of common stocks, convertible securities, and preferred stocks of foreign issuers. The portfolio managers manage the Fund as a core international equity product and are not constrained by a particular investment style. The portfolio managers invest in both “growth” and “value” securities primarily of mid- to large-capitalization companies. Such companies will have a market capitalization of at least $2.5 billion at the time of purchase. The portfolio managers seek to invest in securities in industries and companies they believe are experiencing favorable demand for their products or services. The portfolio managers screen to identify those companies with above average earnings potential, industry dominance, operating in industries undergoing dramatic change and that are market leaders in developing industries. The portfolio managers may also consider expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth.

The portfolio managers select stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe, Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The portfolio managers concentrate on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The portfolio managers believe that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the portfolio managers use a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. With respect to investments in Japanese securities, the portfolio managers determine the Fund’s exposure using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, while a top-down analysis is used to determine the Fund’s overall exposure to Japan. The portfolio managers may employ a similar combination bottom-up and top-down analysis with respect to investments in securities in large, more advanced emerging markets as these markets develop.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets.

Under normal circumstances, the Fund primarily invests in international equity securities. The Fund will also use futures, swaps, and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — international stocks — will underperform other kinds of investments or market averages.

Foreign Investment Risk: The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. These risks are particularly pronounced for emerging markets.

Emerging Market Risk: Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

More information regarding other risks of derivative instruments is found in the SAI.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	International Equity Fund
The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Morgan Stanley Capital International All Country World Index ex US (“ACWI ex US”) Index, a widely recognized, market-capitalization index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. Prior to July 2, 2007, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

37.97%	-18.70%	-21.37%	-18.58%	24.38%	16.51%	9.52%	23.81%	10.50%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception(3)
Class A Shares (with 5.75% sales charge)(2)							(1/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(1/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(1/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Morgan Stanley Capital International ACWI Index (4) (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(5)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4)	Index returns are a blend of the Morgan Stanley Capital International EAFE Index from 12/31/96 to 12/31/98 and the Morgan Stanley Capital International ACWI Index since 12/31/98.

(5)	Since 12/31/96.

Risk/Return Summary and Fund Expenses	International Equity Fund
As an investor in the International Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares

Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares

Management Fee(6)	1.00%	1.00%	1.00%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.46%	0.46%	0.46%

Acquired Fund Fees and Expenses (7)	0.03%	0.03%	0.03%

Total Fund Operating Expenses	1.99%	2.49%	2.49%

Fee Waiver or Expense Reimbursement(6)	-0.40%	-0.15%	-0.15%

Net Fund Operating Expenses(6)	1.59%	2.34%	2.34%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.85%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	International Equity Fund
Expense Example

	1	3	5	10
International Equity Fund	Year	Years	Years	Years
Class A Shares	$727	$1,127	$1,551	$2,728

Class B Shares
Assuming Redemption	$637	$1,061	$1,412	$2,692
Assuming No Redemption	$237	$761	$1,312	$2,692

Class C Shares
Assuming Redemption	$237	$761	$1,312	$2,815
Assuming No Redemption	$237	$761	$1,312	$2,815

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, including American Depositary Receipts (“ADRs”). The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual stocks, the portfolio manager then uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer.

The Fund may engage in securities lending. In addition, the Fund may engage, to a significant degree, in writing covered call options.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

Management Risk: The possibility that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund
The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

27.38%	3.85%	21.41%	13.89%	[ ]%
2004	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]%	[ ]
Worst quarter:	[ ]%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 years		Since Inception

Class A Shares (with 5.75% sales charge)(2)					(6/2/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)					(6/2/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)					(6/2/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 5/31/03.

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund
As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares

Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares

Management Fee	0.80%	0.80%	0.80%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.19%	0.19%	0.19%

Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%

Total Fund Operating Expenses	1.50%	2.00%	2.00%

Fee Waiver or Expense Reimbursement(6)	-0.25%	0.00%	0.00%

Net Fund Operating Expenses(6)	1.25%	2.00%	2.00%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the period from [February 1, 2009 through January 31, 2010].

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund
Expense Example

Special Opportunities	1	3	5	10
Equity Fund	Year	Years	Years	Years
Class A Shares	$695	$999	$1,324	$2,242

Class B Shares
Assuming Redemption	$603	$927	$1,178	$2,199
Assuming No Redemption	$203	$627	$1,078	$2,199

Class C Shares
Assuming Redemption	$203	$627	$1,078	$2,327
Assuming No Redemption	$203	$627	$1,078	$2,237

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Equity Income Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital growth and current income.

Principal Investment Strategies	To pursue this goal, the Fund invests under normal market conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates, and convertible debt securities and convertible preferred stock, which are convertible into common stock, with favorable long-term fundamental characteristics. The Fund may also invest in U.S. traded equity stocks of foreign companies with similar characteristics, including American Depositary Receipts (“ADRs”). As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity performance. Because yield is a primary consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

The Fund may engage in securities lending. In addition, the Fund may engage, to a significant degree, in writing covered call options.

The Fund may also invest in certain other equity and debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — income-producing equities — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Equity Income Fund
The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-By-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

10.69%	21.83%	9.58%	[ ]%
2005	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		Since Inception
Class A Shares (with 5.75% sales charge) (2)			6/30/04

Return Before Taxes	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)			6/30/04

Return Before Taxes	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)			6/30/04

Return Before Taxes	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)			6/30/04

	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

Risk/Return Summary and Fund Expenses	Equity Income Fund
As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee	0.70%	0.70%	0.70%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.19%	0.19%	0.19%

Acquired Fund Fees and Expenses (7)	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.41%	1.91%	1.91%

Fee Waivers or Expense Reimbursement(6)	-0.25%	0.00%	0.00%

Net Fund Operating Expenses(6)	1.16%	1.91%	1.91%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the period from [February 1, 2009 through January 31, 2010].

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
Equity Income Fund	Year	Years	Years	Years
Class A Shares	$686	$972	$1,279	$2,148

Class B Shares
Assuming Redemption	$594	$900	$1,132	$2,103
Assuming No Redemption	$194	$600	$1,032	$2,103

Class C Shares
Assuming Redemption	$194	$600	$1,032	$2,233
Assuming No Redemption	$194	$600	$1,032	$2,233

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Overview

Bond Funds

Taxable Bond Funds	The Short U.S. Government Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund (the “Taxable Bond Funds”) seek current income consistent with the preservation of capital and invest primarily in fixed-income securities, such as U.S. government securities or corporate, bank and commercial obligations.

Who May Want to Invest	Consider investing in the Taxable Bond Funds if you are:

• looking to add a monthly income component to your portfolio

• willing to accept the risks of price and dividend fluctuations

The Taxable Bond Funds may not be appropriate if you are:

• investing emergency reserves

• uncomfortable with an investment that will fluctuate in value

Tax-Free Bond Funds	The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund (the “Tax Free Bond Funds”) seek tax-exempt income and invest primarily in municipal securities which are exempt from federal and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income taxes, respectively.

Who May Want to Invest	Consider investing in the Tax Free Bond Funds if you are:

• looking to add a monthly income component to your portfolio.

• seeking monthly federal and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia tax-exempt dividends, as applicable

• willing to accept the risks of price and dividend fluctuations

The Tax Free Bond Funds may not be appropriate if you are:

• investing through a tax-exempt retirement plan

• uncomfortable with an investment that will fluctuate in value

• investing emergency reserves

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income consistent with the preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or are determined by the portfolio manager to be of comparable quality) collateralized mortgage obligations (“CMOs”). The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies. The duration range of the Fund will be from 1.0 to 3.5 years.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund’s holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

U.S. Government Agency Securities: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund
The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

1.26%	8.04%	5.51%	5.67%	0.91%	0.83%	1.17%	3.70%	5.62%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Class A Shares (with 3.00% sales charge)(2)							(11/30/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund
As an investor in the Short U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.20%

Acquired Fund Fees and Expenses (5)	0.01%

Total Fund Operating Expenses	1.31%

Fee Waiver or Expense Reimbursement(4)	-0.40%

Net Fund Operating Expenses(4)	0.91%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you, regardless of the date of purchase, request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund
Expense Example

Short U.S. Government	1	3	5	10
Fund	Year	Years	Years	Years
Class A Shares	$390	$664	$959	$1,798
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income consistent with the preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by an NRSRO or are determined by the portfolio manager to be of comparable quality) collateralized mortgage obligations (“CMOs”).

The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund’s holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating the greater its credit risk.

U.S. Government Agency Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

-2.53%	11.78%	6.26%	10.38%	2.01%	2.10%	1.64%	3.96%	6.75%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years(3)		Since Inception(3)

Class A Shares (with 5.75% sales charge)(2)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers U.S. Government/Mortgage Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4)	Since 9/30/92.

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
As an investor in the Intermediate U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	0.60%	0.60%	0.60%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.20%	0.20%	0.20%

Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%

Total Fund Operating Expenses	1.31%	1.81%	1.81%

Fee Waiver or Expense Reimbursement(6)	-0.37%	-0.12%	-0.12%

Net Fund Operating Expenses(6)	0.94%	1.69%	1.69%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.48%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
Expense Example

Intermediate U.S. Government	1	3	5	10
Fund	Year	Years	Years	Years
Class A Shares	$665	$932	$1,218	$2,033

Class B Shares
Assuming Redemption	$572	$858	$1,069	$1,986
Assuming No Redemption	$172	$558	$969	$1,986

Class C Shares
Assuming Redemption	$172	$558	$969	$2,117
Assuming No Redemption	$172	$558	$969	$2,117

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Total Return Bond Fund

Risk/Return Summary

Investment Objective	The Fund seeks a high level of current income and a competitive total return.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities, and convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality) corporate bonds. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and/or foreign and emerging market bonds.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager employs a proprietary regression model which provides an indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve analysis are considered. Sector weightings are driven by a combination of the firm’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities and certain derivatives in addition to those investments described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Market Risk: Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. [Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.]

More information regarding other risks of derivative instruments is found in the SAI.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Total Return Bond Fund
The chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

10.37%	6.93%	7.53%	6.76%	3.85%	1.54%	3.96%	6.08%	[ ]%
2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]%	[ ]
Worst quarter:	[ ]%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception(3)

Class A Shares (with 5.75% sales charge)(2)					(12/2/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)					(12/2/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)					(12/2/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers U.S. Aggregate Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4)	Since 11/30/99.

Risk/Return Summary and Fund Expenses	Total Return Bond Fund
As an investor in the Total Return Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	0.60%	0.60%	0.60%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses	0.18%	0.18%	0.18%

Total Fund Operating Expenses	1.28%	1.78%	1.78%

Fee Waiver or Expense Reimbursement(6)	-0.37%	-0.12%	-0.12%

Net Fund Operating Expenses(6)	0.91%	1.66%	1.66%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.48%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

Risk/Return Summary and Fund Expenses	Total Return Bond Fund
Expense Example

Total Return	1	3	5	10
Bond Fund	Year	Years	Years	Years
Class A Shares	$663	$923	$1,203	$2,001

Class B Shares
Assuming Redemption	$569	$849	$1,053	$1,953
Assuming No Redemption	$169	$549	$953	$1,953

Class C Shares
Assuming Redemption	$169	$549	$953	$2,085
Assuming No Redemption	$169	$549	$953	$2,085

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Kentucky income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the Commonwealth of Kentucky and its political subdivisions, that provide income exempt from both federal income tax and Kentucky income tax. The Fund invests in Kentucky municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Kentucky and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying obligor will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund
The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

2.29%	1.03%	4.09%	3.44%	[ ]%
2004	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 years		Since Inception

Class A Shares (with 3.00% sales charge)(2)					(2/24/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 2/28/03.

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund
As an investor in the Kentucky Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.24%

Acquired Fund Fees and Expenses (5)	0.01%

Total Fund Operating Expenses	1.35%
Fee Waiver or Expense Reimbursement(4)	-0.45%

Net Fund Operating Expenses(4)	0.90%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.40%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund
Expense Example

Kentucky Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Class A Shares	$389	$672	$975	$1,837
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Maryland income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of Maryland and its political subdivisions, that provide income exempt from both federal personal income tax and Maryland personal income tax. The Fund invests in Maryland municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Maryland and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

2.14%	1.38%	4.09%	4.42%	[ ]%
2004	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 years		Since Inception

Class A Shares (with 3.00% sales charge)(2)					(2/24/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 2/28/03.

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
As an investor in the Maryland Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.24%

Acquired Fund Fees and Expenses(5)	0.03%

Total Fund Operating Expenses	1.37%

Fee Waiver or Expense Reimbursement(4)	-0.55%

Net Fund Operating Expenses(4)	0.82%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.30%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
Expense Example

Maryland Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Class A Shares	$381	$668	$976	$1,851
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and North Carolina income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of North Carolina and its political subdivisions, that provide income exempt from both federal personal income tax and North Carolina personal income tax. The Fund invests in North Carolina municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by North Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
The chart and table on this page show how the North Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

-2.21%	9.26%	4.66%	8.91%	3.15%	2.13%	1.42%	4.00%	3.96%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Class A Shares (with 3.00% sales charge)(2)							(10/16/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 10/31/92.

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
As an investor in the North Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.19%

Acquired Fund Fees and Expenses (5)	0.01%

Total Fund Operating Expenses	1.30%

Fee Waiver or Expense Reimbursement(4)	-0.40%

Net Fund Operating Expenses(4)	0.90%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
Expense Example

North Carolina Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Class A Shares	$389	$661	$954	$1,787
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and South Carolina income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of South Carolina and its political subdivisions that provide income exempt from both federal personal income tax and South Carolina personal income tax. The Fund invests in South Carolina municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by South Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
The chart and table on this page show how the South Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31 for Class A Shares(1)
(BAR CHART)

-2.72%	9.31%	4.79%	9.09%	3.55%	2.53%	1.24%	3.49%	3.55%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Class A Shares (with 3.00% sales charge)(2)							(10/20/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 10/31/97.

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
As an investor in the South Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.26%

Acquired Fund Fees and Expenses (5)	0.01%

Total Fund Operating Expenses	1.37%

Fee Waiver or Expense Reimbursement(4)	-0.40%

Net Fund Operating Expenses(4)	0.97%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
Expense Example

South Carolina Intermediate	1	3	5	10
Tax–Free Fund	Year	Years	Years	Years
Class A Shares	$396	$683	$990	$1,863
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Virginia income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the Commonwealth of Virginia and its political subdivisions that provide income exempt from both federal personal income tax and Virginia personal income tax. The Fund invests in Virginia municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
The chart and table on this page show how the Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

9.74%	4.52%	8.90%	3.47%	2.02%	1.29%	3.52%	4.18%	[ ]%
2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1		5		Since
	Year		Years		Inception

Class A Shares (with 3.00% sales charge)(2)					(5/17/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 5/31/99.

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
As an investor in the Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares

Management Fee(4)	0.60%

Distribution and Shareholder Service (12b-1) Fee(4)	0.50%

Other Expenses	0.19%

Acquired Fund Fees and Expenses (5)	0.01%

Total Fund Operating Expenses	1.30%

Fee Waiver or Expense Reimbursement(4)	-0.40%

Net Fund Operating Expenses(4)	0.90%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(5)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
Expense Example

Virginia Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Class A Shares	$389	$661	$954	$1,787
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and West Virginia income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of West Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West Virginia personal income tax. The Fund invests in West Virginia municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by West Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates.

These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund
The chart and table on this page show how the West Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1,2)
(BAR CHART)

-3.13%	11.05%	3.51%	8.97%	3.77%	2.30%	2.07%	4.16%	3.24%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1,2)

	1 Year		5 Years		10 Years		Since Inception

Class A Shares (with 3.00% sales charge)(3)							(12/17/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund’s 30 day yield, call 1-800-228-1872.

(2)	Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Since 12/31/93.

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund
As an investor in the West Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	3.00	%(2)

Maximum Deferred Sales Charge (load)	None

Redemption Fee(3)	None

Annual Fund Operating Expenses	Class A
(fees paid from Fund assets)	Shares
Management Fee	0.45%

Distribution and Shareholder Service (12b-1) Fee	0.25%

Other Expenses	0.21%

Acquired Fund Fees and Expenses (4)	0.01%

Total Fund Operating Expenses	0.92%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund
Expense Example

West Virginia Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Class A Shares	$391	$584	$794	$1,397
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Overview
Money Market Funds

The National Tax-Free Money Market Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund (the “Money Market Funds”) seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Money Market Funds seek to maintain a stable price of $1.00 per share.

Who May Want to Invest	Consider investing in the Money Market Funds if you are:

• seeking preservation of capital

• investing short-term reserves

• willing to accept lower potential returns in exchange for a higher degree of safety

The Money Market Funds may not be appropriate if you are:

• seeking high total return

• pursuing a long-term goal or investing for retirement

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a portfolio of short-term, high-quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax.

The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

[Prepayment/Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.]

For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
The chart and table on this page show how the National Tax-Free Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

3.05%	[ ]%

2007	08
The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		Since Inception
Class A Shares			(8/1/06)

	[ ]	%	[ ] %

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. As of February 1, 2009, the National Tax-Free Money Market Fund no longer offers Class B or C Shares.

As of December 31, 2008, the Fund’s 7-day yield for Class A Shares was [  ]%. Without fee waivers and expense reimbursements, the Fund’s yield would have been [  ], for this time period. For current yield information on the Fund, call 1-800-228-1872.

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses(3)	Class A
(fees paid from Fund assets)	Shares
Management Fee(5)	0.25%

Distribution and Shareholder Service (12b-1) Fee(3)	0.50%

Other Expenses	0.21%

Total Annual Fund Operating Expenses(3)	0.96%

Fee Waivers or Expense/Reimbursement(3)	-0.30%

Net Fund Operating Expenses(3)	0.66%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.20%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
Expense Example

	1	3	5	10
National Tax-Free Money Market Fund	Year	Years	Years	Years
Class A Shares	$67	$276	$502	$1,151
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Prime Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests only in U.S. dollar-denominated, “high-quality” short-term debt securities, including the following:

• Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

•      High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay on demand;

• Asset-backed securities;

• Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

• Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

• Funding agreements issued by highly-rated U.S. insurance companies;

• Securities issued or guaranteed by state or local government bodies; and

• Repurchase agreements relating to the above instruments.

“High-quality” debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Corporation and “P-1” or “P-2” by Moody’s Investors Service, Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

When selecting securities for the Fund’s portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

4.49%	5.61%	3.38%	0.98%	0.36%	0.65%	2.40%	4.20%	4.46%	[ ]%
1999	2000	01	02	03	04	05	06	07	08
The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years(3)		10 Years(2,3)		Since Inception(2, 3)

Class A Shares							(10/1/97)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/1/97)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/1/97)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3)	Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
As of December 31, 2008, the Fund’s 7-day yield for Class A, Class B, and Class C Shares was [  ]%, [  ]%, and [  ]%, respectively. Without fee waivers and expense reimbursements, the Fund’s yield would have been [  ]%, [  ]%, and [  ]%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872.

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A	Class B		Class C
(fees paid by you directly)(1)	Shares	Shares		Shares
Maximum Sales Charge (load) on Purchases	None	None		None

Maximum Deferred Sales Charge (load)	None	5.00	%(2)	1.00	%(3)

Redemption Fee(4)	None	None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(5)	0.40%	0.40%	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.50%	1.00%	1.00%

Other Expenses	0.18%	0.18%	0.18%

Total Fund Operating Expenses	1.08%	1.58%	1.58%

Fee Waiver or Expense Reimbursement(5)	-0.12%	-0.12%	-0.12%

Net Fund Operating Expenses(5)	0.96%	1.46%	1.46%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(3)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.28%] for the period from [February 1, 2009 through January 31, 2010].

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
Expense Example

	1	3	5	10
Prime Money Market Fund	Year	Years	Years	Years
Class A Shares	$98	$332	$584	$1,306

Class B Shares
Assuming Redemption	$549	$787	$949	$1,734
Assuming No Redemption	$149	$487	$849	$1,734

Class C Shares
Assuming Redemption	$149	$487	$849	$1,868
Assuming No Redemption	$149	$487	$849	$1,868

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

Principal Investment Strategies	To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury (“U.S. Treasury Securities”), and repurchase agreements collateralized by U.S. Treasury Securities.

In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risk:

Interest Rate Risk: The possibility that the Fund’s yield will decrease due to a decrease in interest rates or that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

For more information about this risk, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

4.15%	5.27%	3.16%	0.79%	0.20%	0.55%	2.14%	4.00%	3.94%	[ ]%

1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended
December 31, 2008)(1)

	1 Year		5 Years(2)		10 Years(2)		Since Inception(2)

Class A Shares							(10/5/92)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/5/92)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/5/92)

	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
As of December 31, 2008, the Fund’s 7-day yield for Class A, Class B, and Class C Shares was [     ]%, [     ]%, and [     ]%, respectively. Without fee waivers and expense reimbursements, the Fund’s yield would have been [     ]%, [     ]%, and [     ]%, respectively for this time period. For current yield information on the Fund, call 1-800-228-1872.

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A	Class B		Class C
(fees paid by you directly)(1)	Shares	Shares		Shares
Maximum Sales Charge (load) on Purchases	None	None		None

Maximum Deferred Sales Charge (load)	None	5.00	%(2)	1.00	%(3)

Redemption Fee(4)	None	None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(5)	0.40%	0.40%	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.50%	1.00%	1.00%

Other Expenses	0.18%	0.18%	0.18%

Total Fund Operating Expenses	1.08%	1.58%	1.58%

Fee Waiver or Expense Reimbursement(5)	-0.14%	-0.14%	-0.14%

Net Fund Operating Expenses(5)	0.94%	1.44%	1.44%

(1)	Participating banks or other financial institutions may charge their customer’s account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(3)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(5)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.26%] for the period from [February 1, 2009 through January 31, 2010].

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
Expense Example

U.S. Treasury	1	3	5	10
Money Market Fund	Year	Years	Years	Years
Class A Shares	$96	$330	$582	$1,305

Class B Shares
Assuming Redemption	$547	$785	$947	$1,732
Assuming No Redemption	$147	$485	$847	$1,732

Class C Shares
Assuming Redemption	$147	$485	$847	$1,866
Assuming No Redemption	$147	$485	$847	$1,866

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses
Overview

Funds of Funds

The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (the “Funds of Funds”) invest in Institutional Shares of the BB&T Funds described earlier in this Prospectus and in other open-end and closed-end investment companies (including exchange-traded funds) that are not part of the BB&T Funds group of investment companies.

Who May Want to Invest	Consider investing in the Funds of Funds if you are:

• seeking to spread your investment among many different mutual funds that match your goals in one simple package

• seeking investment professionals to select and maintain a portfolio of mutual funds for you

• seeking the benefits of asset allocation and multiple levels of risk reducing diversification

The Funds of Funds may not be appropriate if you are:

• pursuing a short-term goal or investing emergency reserves

• uncomfortable with an investment that will fluctuate in value

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest mainly in equity and fixed-income securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and by the Fund’s investment objective.

The Fund will invest 25% to 55% of its total assets in Underlying Funds which invest mainly in equity securities, 45% to 75% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 20% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Fixed-Income Funds: The Fund invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Equity Funds: The Fund also invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund
The chart and table on this page shows how the Capital Manager Conservative Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

6.08%	3.06%	-3.39%	-6.64%	12.48%	6.25%	3.66%	8.72%	4.13%	[ ]%

1999	2000	01	02	03	04	05	06	07	08

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years(3,4,5)		Since Inception(3,4,5)

Class A Shares (with 5.75% sales charge)(2)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/2/97)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/2/97)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(6)

Lehman Brothers Intermediate Government Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(6)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, after-tax returns for Class B and C Shares will vary.

(3)	Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4)	Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6)	Since 9/30/97.

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund
As an investor in the Capital Manager Conservative Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A		Class B		Class C
(fees paid from Fund assets)	Shares		Shares		Shares
Management Fee(6)	0.25%		0.25%		0.25%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%		1.00%		1.00%

Other Expenses(6)	0.10%		0.10%		0.10%

Acquired Fund Fees and Expenses(7)	0.72%		0.72%		0.72%

Total Fund Operating Expenses(6)	1.57%		2.07%		2.07%

Fee Waiver or Expense Reimbursement(6)	-0.50%		-0.25%		-0.25%

Net Fund Operating Expenses(6)	1.07%		1.82%		1.82%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Capital Manager Conservative	1	3	5	10
Growth Fund	Year	Years	Years	Years
Class A Shares	$678	$996	$1,336	$2,295

Class B Shares
Assuming Redemption	$585	$925	$1,191	$2,252
Assuming No Redemption	$185	$625	$1,091	$2,252

Class C Shares
Assuming Redemption	$185	$625	$1,091	$2,380
Assuming No Redemption	$185	$625	$1,091	$2,380

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest mainly in equity and fixed-income securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest 45% to 75% of its total assets in Underlying Funds which invest mainly in equity securities, 25% to 55% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 15% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund
The chart and table on this page shows how the Capital Manager Moderate Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

10.34%	0.03%	-7.19%	-13.24%	17.85%	8.54%	4.67%	11.54%	2.84%	[ ]%

1999	2000	01	02	03	04	05	06	07	08

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year	5 Years	10 Years(3,4,5)	Since Inception(3,4,5)

Class A Shares (with 5.75% sales charge)(2)				10/2/97

Return Before Taxes	[ ]%	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%	[ ]%

Class B Shares (with applicable Contingent Deferred Sales Charge)				10/2/97

Return Before Taxes	[ ]%	[ ]%	[ ]%	[ ]%

Class C Shares (with applicable Contingent Deferred Sales Charge)				10/2/97

Return Before Taxes	[ ]%	[ ]%	[ ]%	[ ]%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]%	[ ]%	[ ]%	[ ]% (6)

Lehman Brothers Intermediate Government Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]%	[ ]%	[ ]%	[ ]% (6)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4)	Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6)	Since 9/30/97.

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund
As an investor in the Capital Manager Moderate Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A		Class B		Class C
(fees paid from Fund assets)	Shares		Shares		Shares
Management Fee(6)	0.25%		0.25%		0.25%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%		1.00%		1.00%

Other Expenses(6)	0.11%		0.11%		0.11%

Acquired Fund Fees and Expenses(7)	0.78%		0.78%		0.78%

Total Fund Operating Expenses(6)	1.64%		2.14%		2.14%

Fee Waiver or Expense Reimbursement(6)	-0.50%		-0.25%		-0.25%

Net Fund Operating Expenses(6)	1.14%		1.89%		1.89%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses
Capital Manager Moderate Growth Fund
Expense Example

Capital Manager Moderate	1	3	5	10
Growth Fund	Year	Years	Years	Years
Class A Shares	$685	$1,016	$1,371	$2,367

Class B Shares
Assuming Redemption	$592	$946	$1,226	$2,326
Assuming No Redemption	$192	$646	$1,126	$2,326

Class C Shares
Assuming Redemption	$192	$646	$1,126	$2,453
Assuming No Redemption	$192	$646	$1,126	$2,453

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest mainly in equity securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest 60% to 90% of its total assets in Underlying Funds which invest mainly in equity securities, 10% to 40% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, thunder normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund
The chart and table on this page shows how the Capital Manager Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

13.77%	-1.79%	-11.62%	-18.18%	21.51%	10.04%	5.45%	13.23%	2.17%	[ ]%

1999	2000	01	02	03	04	05	06	07	08

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years(3,4,5)		Since Inception(3,4,5)

Class A Shares (with 5.75% sales charge)(2)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(6)

Lehman Brothers Intermediate Government Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(6)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)	Class A Shares were not in existence prior to January 29, 1998. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

(4)	Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5)	Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6)	Since 9/30/97.

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund
As an investor in the Capital Manager Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A		Class B		Class C
(fees paid from Fund assets)	Shares		Shares		Shares
Management Fee(6)	0.25%		0.25%		0.25%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%		1.00%		1.00%

Other Expenses(6)	0.11%		0.11%		0.11%

Acquired Fund Fees and Expenses(7)	0.82%		0.82%		0.82%

Total Fund Operating Expenses(6)	1.68%		2.18%		2.18%

Fee Waiver or Expense Reimbursement(6)	-0.50%		-0.25%		-0.25%

Net Fund Operating Expenses(6)	1.18%		1.93%		1.93%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund
Expense Example

Capital Manager	1	3	5	10
Growth Fund	Year	Years	Years	Years
Class A Shares	$688	$1,028	$1,391	$2,408

Class B Shares
Assuming Redemption	$596	$958	$1,247	$2,367
Assuming No Redemption	$196	$658	$1,147	$2,367

Class C Shares
Assuming Redemption	$196	$658	$1,147	$2,494
Assuming No Redemption	$196	$658	$1,147	$2,494

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest mainly in equity securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest up to 100% of its total assets in Underlying Funds which invest mainly in equity securities and up to 10% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [126] or consult the SAI.

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund
The chart and table on this page shows how the Capital Manager Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class B and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Class A Shares(1)
(BAR CHART)

-21.49%	24.18%	11.43%	6.82%	15.25	1.22%	[ ]%

2002	03	04	05	06	07	08

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Class A Shares (with 5.75% sales charge)(2)					(3/19/01)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)					(3/19/01)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)					(3/19/01)
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]%	(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class B and C shares will vary.

(3)	Since 3/31/01.

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund
As an investor in the Capital Manager Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A		Class B		Class C
(fees paid by you directly)(1)	Shares		Shares		Shares
Maximum Sales Charge (load) on Purchases	5.75	%(2)	None		None

Maximum Deferred Sales Charge (load)	None		5.00	%(3)	1.00	%(4)

Redemption Fee(5)	None		None		None

Annual Fund Operating Expenses	Class A	Class B	Class C
(fees paid from Fund assets)	Shares	Shares	Shares
Management Fee(6)	0.25%	0.25%	0.25%

Distribution and Shareholder Service (12b-1) Fee(6)	0.50%	1.00%	1.00%

Other Expenses(6)	0.14%	0.14%	0.14%

Acquired Fund Fees and Expenses(7)	0.87%	0.87%	0.87%

Total Fund Operating Expenses(6)	1.76%	2.26%	2.26%

Fee Waiver or Expense Reimbursement(6)	-0.50%	-0.25%	-0.25%

Net Fund Operating Expenses(6)	1.26%	2.01%	2.01%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	Lower sales charges are available depending upon the amount invested. As of February 1, 2007, a contingent deferred sales charge (“CDSC”) is applicable to redemptions within two years of purchase for investments of $1 million or more. See “Distribution Arrangements.”

(3)	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

(4)	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(6)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010]. Additionally, the Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares of the Fund to [0.25%] for the same period.

(7)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund
Expense Example

Capital Manager	1	3	5	10
Equity Fund	Year	Years	Years	Years
Class A Shares	$696	$1,051	$1,430	$2,490

Class B Shares
Assuming Redemption	$604	$982	$1,287	$2,450
Assuming No Redemption	$204	$682	$1,187	$2,450

Class C Shares
Assuming Redemption	$204	$682	$1,187	$2,576
Assuming No Redemption	$204	$682	$1,187	$2,576

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

(LOGO) Additional Investment Strategies and Risks
Stock Funds
Large Cap Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of large companies. This policy will not be changed without 60 days’ advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500® Index. These securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Mid Cap Value Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days’ advance notice to shareholders. With respect to the Mid Cap Value Fund, middle capitalization companies are those companies with market capitalizations between $1 billion and $20 billion at the time of purchase. The securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Mid Cap Growth Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days’ advance notice to shareholders. With respect to the Mid Cap Growth Fund, middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap® Growth Index. The securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Small Cap Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days’ advance notice to shareholders.
International Equity Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.
The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.
From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom.
The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) issued by sponsored or unsponsored facilities.
The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.
The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.
Special Opportunities Equity Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders. The securities may include common stock, preferred stock, warrants, ADRs, or debt instruments that are convertible to common stock.
Equity Income Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.
All Stock Funds (except the International Equity Fund): Foreign Securities — Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25%

of the value of its total assets (or 50% of the value of its total assets for the Special Opportunities Equity Fund and Equity Income Fund).
Bond Funds
Short U.S. Government Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days’ advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
Intermediate U.S. Government Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days’ advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
Total Return Bond Fund — Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days’ advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
All Taxable Bond Funds — Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody’s or AAA by S&P), or, if not rated, are of Comparable quality as determined by the Adviser.
Kentucky Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Kentucky personal income tax (“Kentucky Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky Tax-Exempt Obligations to over 20% of its total assets.
Maryland Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Maryland personal income tax (“Maryland Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland Tax-Exempt Obligations to over 20% of its total assets.
North Carolina Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and North Carolina personal income tax (“North Carolina Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina Tax-Exempt Obligations to over 20% of its total assets.

South Carolina Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and South Carolina personal income tax (“South Carolina Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina Tax-Exempt Obligations to over 20% of its total assets.
Virginia Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Virginia personal income tax (“Virginia Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia Tax-Exempt Obligations to over 20% of its total assets.
West Virginia Intermediate Tax-Free Fund — As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and West Virginia personal income tax (“West Virginia Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia Tax-Exempt Obligations to over 20% of its total assets.
All Tax-Free Bond Funds — Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.
Temporary Defensive Measures. If deemed appropriate under the circumstances, each Fund may invest in cash or securities subject to federal income tax. This may cause a Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
All Bond Funds: Portfolio Maturity — Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund’s weighted average portfolio maturity, the effective maturity of these securities will be used.
Money Market Funds
National Tax-Free Money Market Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal income tax. This policy may not be changed without shareholder approval.
The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the 1940 Act. Eligible Securities include:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);
•	Securities that are issued or guaranteed by a person with such ratings;

•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or
•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
Temporary Defensive Measures. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
Prime Money Market Fund — The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.
The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);
•	Securities that are issued or guaranteed by a person with such ratings;
•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or
•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
Funds of Funds
The Funds of Funds’ net asset values will fluctuate with changes in the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.
With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.
Capital Manager Equity Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in Underlying Funds that invest mainly in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.

All Stock Funds, Bond Funds and the National Tax-Free Money Market Fund
For purposes of the Funds’ 80% policies, the Funds will “look-through” investments in investment companies, such as iShares®, and will include such investments in their respective percentage totals.
All Stock Funds, Bond Funds and Funds of Funds
Temporary Defensive Measures — If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of each Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.
All Funds
Fundamental Policies — Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

				Delayed			Forward		High-Yield
	Asset-			Delivery/			Foreign	Guaranteed	/High-Risk		Investment	Investment
	Backed	Common	Convertible	When-		Emerging	Currency	Investment	Debt	Illiquid	Company	Grade
BB&T Funds	Securities	Stock	Securities	Issueds	Derivatives	Markets	Contracts	Contracts	Securities	Securities	Securities	Bonds
Stock Funds
Large Cap Fund	X	X	X	X	X			X	X	X	X	X
Mid Cap Value Fund	X	X	X	X	X			X	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X			X	X	X	X	X
Small Cap Fund	X	X	X	X	X			X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X	X	X	X	X	X
Special Opportunities Equity Fund	X	X	X	X	X			X	X	X	X	X
Equity Income Fund	X	X	X	X	X			X	X	X	X	X
Bond Funds
Short U.S. Government Fund	X			X	X			X		X	X	X
Intermediate U.S. Government Fund	X			X	X			X		X	X	X
Total Return Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Kentucky Intermediate Tax-Free Fund	X			X	X					X	X	X
Maryland Intermediate Tax-Free Fund	X			X	X					X	X	X
North Carolina Intermediate Tax-Free Fund	X			X	X					X	X	X
South Carolina Intermediate Tax-Free Fund	X			X	X					X	X	X
Virginia Intermediate Tax-Free Fund	X			X	X					X	X	X
West Virginia Intermediate Tax-Free Fund	X			X	X					X	X	X
Money Market Funds
National Tax-Free Money Market Fund				X				X		X	X
Prime Money Market Fund	X			X				X		X	X
U.S. Treasury Money Market Fund											X
Funds of Funds
Capital Manager Conservative Growth Fund				X							X
Capital Manager Moderate Growth Fund				X							X
Capital Manager Growth Fund				X							X
Capital Manager Equity Fund				X							X

				Non. U.S.		Real					U.S.	U.S.		Variable and		Zero-
Money	Mortgage-	Mortgage		Traded		Estate		Reverse		Trust	Government	Traded	U.S.	Floating		Coupon
Market	Backed	Dollar	Municipal	Foreign	Preferred	Investment	Restricted	Repurchase	Securities	Preferred	Agency	Foreign	Treasury	rate		Debt
Instruments	Securities	Rolls	Securities	Securities	Stocks	Trusts (REITs)	Securities	Agreements	Lending	Securities	Securities	Securities	Obligations	Instruments	Warrants	Obligations

X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X

X	X	X	X				X	X	X		X		X			X
X	X	X	X				X	X	X		X		X			X
X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X

X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X	X	X	X		X
X									X				X			X

X							X				X		X
X							X				X		X
X							X				X		X
X							X				X		X
Additional Information about the Funds’ Investments
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.
Common Stock: Shares of ownership of a company.
Convertible Securities: Bonds or preferred stock that convert to common stock.
Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund’s obligations under these commitments will not exceed 25% of its total assets.
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options.
Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.
Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.
Structured Products: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.

Swaps: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.
Emerging Markets: Securities issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.
Foreign Securities — Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.
European Depositary Receipts (“EDRs”): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.
Global Depositary Receipts (“GDRs”): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.
Foreign Securities — U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.
American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.
Yankee Bonds, Notes, and Similar Debt Obligations: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.
Canada Bonds: Issued by Canadian provinces.
Sovereign Bonds: Issued by the government of a foreign country.
Supranational Bonds: Issued by supranational entities, such as the World Bank and European Investment Bank.
Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.
Guaranteed Investment Contracts: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.
High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”
Illiquid Securities: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Investment Company Securities: Shares of investment companies. The Stock and Bond Funds, each respectively, may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). These investment companies may include shares of other investment companies for which the Adviser to a Fund or any of its affiliates serves as investment adviser or distributor. The Money Market Funds may only invest in shares of other money market funds. The Funds of Funds may invest in Underlying Funds to the extent permitted by applicable law or exemptive relief obtained from the SEC and in accordance with the Fund’s investment objective and strategies. The Funds of Funds’ investments in Underlying Funds that are part of the BB&T Funds group of investment companies will exceed the 3-5-10 Limitations and the Funds of Funds’ investments in Underlying Funds that are not part of the BB&T Funds group of investment companies may exceed these limitations to the extent permitted by applicable law or exemptive relief obtained from the SEC. Notwithstanding the foregoing, pursuant to exemptive rules under the 1940 Act, each Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

Exchange-Traded Funds (“ETFs”): ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Funds must comply with the 3-5-10 Limitations described above, except that the Funds may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.
Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Adviser.
Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated “A-1” or “A-2” by S&P and “P-1” or “P-2” by Moody’s), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.
Certificates of Deposit: Negotiable instruments with a stated maturity.
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.
Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.
Mortgage Dollar Rolls: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section

501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.
There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
Stand-by Commitments: Contract where a dealer agrees to purchase at a fund’s option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.
Real Estate Investment Trusts (“REITS”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets, plus the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.
Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.
U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.
Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.
Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.
Zero-Coupon Debt Obligations: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Risk/Return Summary and Fund Expenses.” Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Emerging Markets Risk. The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Estimated Maturity Risk. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.
ETF Risk. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.
Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.
Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.
Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.
Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.
Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.
Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.
Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Options Risk. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, a Fund’s access to other assets held to cover the options positions could also be impaired. A Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.
As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.
Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.
Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.
Sector Risk. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Small Company Risk. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.
Tax Risk. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.
U.S. Government Agency Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

(LOGO) Fund Management
The Investment Adviser
BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates over 1,500 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.
In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of September 30, 2008, BB&T Asset Management had approximately $17.1 billion in assets under management.
The Adviser may appoint one or more sub-advisors to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds’ Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Such relief will be sought only with respect to unaffiliated sub-advisers. Once filed, there is no guarantee that the SEC will grant exemptive relief.
Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment programs.
Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate sub-adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the sub-adviser in return for its services. For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2008:

Percentage of average net
assets for the fiscal year
ended 09/30/08
Large Cap Fund	0.68%
Mid Cap Value Fund	0.69%
Mid Cap Growth Fund	0.70%
Small Cap Fund	0.79%
International Equity Fund	0.85%
Special Opportunities Equity Fund	0.80%
Equity Income Fund	0.70%
Short U.S. Government Fund	0.45%
Intermediate U.S. Government Fund	0.47%
Total Return Bond Fund	0.48%
Kentucky Intermediate Tax Free Fund	0.40%
Maryland Intermediate Tax Free Fund	0.30%
North Carolina Intermediate Tax-Free Fund	0.45%
South Carolina Intermediate Tax-Free Fund	0.45%
Virginia Intermediate Tax-Free Fund	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%
National Tax-Free Money Market Fund	0.19%
Prime Money Market Fund	0.28%
U.S. Treasury Money Market Fund	0.26%
Capital Manager Conservative Growth Fund	0.00%

Percentage of average net
assets for the fiscal year
ended 09/30/08
Capital Manager Moderate Growth Fund	0.00%
Capital Manager Growth Fund	0.00%
Capital Manager Equity Fund	0.00%
A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with Artio Global Management, LLC (“Artio Global”), Scott & Stringfellow, Inc. (“Scott & Stringfellow”), Federated Investment Management Company (“Federated IMC”), and Sterling Capital Management LLC (“Sterling Capital”) is available in the Funds’ annual report to shareholders for the period ended September 30, 2008.
The Investment Sub-Advisers
International Equity Fund. Artio Global (formerly Julius Baer Investment Management LLC (“JBIM”)) serves as the sub-adviser to the International Equity Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Artio Global Sub-Advisory Agreement”). Under the Artio Global Sub-Advisory Agreement, Artio Global manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund’s securities, subject to the general supervision of the BB&T Funds Board of Trustees and BB&T Asset Management and in accordance with the Fund’s investment objective.
Artio Global, located at 330 Madison Avenue, New York, NY 10017, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2008, Artio Global had approximately $[ ] billion in assets under management.
JBIM served as sub-adviser to the International Equity Fund from July 2, 2007 until June 16, 2008, under a sub-advisory agreement between JBIM and BB&T Asset Management. This sub-advisory agreement was expected to terminate by virtue of statutory assignment due to a potential change of control of Artio Global.
Special Opportunities Equity Fund and Equity Income Fund. Scott & Stringfellow serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Scott & Stringfellow Sub-Advisory Agreement”). Under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ investment objectives.
Scott & Stringfellow’s address is: 909 E. Main Street, Richmond, VA 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2008, Scott & Stringfellow had over $[      ] in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.
National Tax-Free Money Market Fund and Prime Money Market Fund. Federated IMC serves as the sub-adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Federated IMC Sub-Advisory Agreement”). Under the Federated IMC Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of the BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ investment objective, policies and restrictions.
Federated IMC’s address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 225 mutual funds and separate accounts, which totaled approximately $[     ] in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately [1,270] employees.
Mid Cap Value Fund and Total Return Bond Fund. Sterling Capital serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Sterling Capital Sub-Advisory Agreement”) . Under the Sterling Capital Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds’ securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds’ written investment restrictions.

Sterling Capital’s address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of December 31, 2008, Sterling Capital had approximately $[     ] in assets under management.
Portfolio Managers
Large Cap Fund. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.
Mid Cap Value Fund. Timothy P. Beyer, CFA, has been the Portfolio Manager or Co-Portfolio Manager of the BB&T Mid Cap Value Fund since July 2005. Mr. Beyer joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.
Mid Cap Growth Fund and Small Cap Fund. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception and the Small Cap Fund since February 2008. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and Portfolio Manager with the Adviser. He has been with the Adviser and its predecessors since 1984.
International Equity Fund. Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with Artio Global. Mr. Younes has been a Managing Director of Artio Global since 2001. From 1993 to 2000, he was a Portfolio Manager at Bank Julius Baer & Co. Ltd. Mr. Younes has been responsible for management of the International Equity Fund since July 2007. He is primarily responsible for the day-to-day management of the International Equity Fund and serves as Lead Portfolio Manager.
Richard Charles Pell has been a Managing Director and Chief Investment Officer at Artio Global since 2000, and assumed the role of Chief Executive Officer in December 2007. He was a Senior Vice President at Bank Julius Baer & Co. Ltd. From 1995 until 2000. He has been responsible for management of the International Equity Fund since July 2007. Mr. Pell also is primarily responsible for the day-to-day management of the International Equity Fund.
Special Opportunities Equity Fund and Equity Income Fund. George F. Shipp, CFA, has been the Portfolio Manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.
Short U.S. Government Fund. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund and U.S. Treasury Money Market Fund since 1994 and 1998, respectively. Mr. McNair is a Senior Vice President and Portfolio Manager with the Adviser.
Intermediate U.S. Government Fund. Brad D. Eppard, CFA, has been the Portfolio Manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and Portfolio Manager with the Adviser, positions which he has held since July 2003.
Total Return Bond Fund. Mark Montgomery, CFA, has been Portfolio Manager of the BB&T Total Return Bond Fund since January 2008. Mr. Montgomery is a Managing Director, Fixed Income Portfolio Manager and head of Sterling Capital’s fixed income team. He worked for seven years in The Vanguard Group’s long-term and high-yield municipal portfolio management team before joining Sterling Capital in 1997.
Tax-Free Bond Funds. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income with the Adviser. He has been with the Adviser and its predecessors since February 2000.

Funds of Funds. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.
Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.
Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income with the Adviser. He has been with the Adviser and its predecessors since February 2000.
Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.
Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.
Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in Funds for which they are portfolio managers is available in the SAI.

The Administrator and Distributor
BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.), 301 Bellevue Parkway, Wilmington, DE 19809, serves as each Fund’s sub-administrator.
BB&T AM Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of each Fund’s shares. The Distributor may use the 12b-1 fees that it receives from the Funds to defray the costs of advancing commissions to brokers and to provide financial assistance in connection with marketing and distribution expenses such as, pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.
The SAI has more detailed information about the Adviser and other service providers.

(LOGO) Shareholder Information
Choosing a Share Class
Class A, Class B, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Not all Funds or classes may be available for purchase in your state. Your financial representative can help you decide which share class is best for you.
Class A Shares

•	Stock Funds, Bond Funds and Funds of Funds: Money Market Funds:	Front-end sales charges, as described on page [151] and in the SAI.
No front-end or deferred sales charges, except as described in “Exchanging Your Shares” on page [156] and in the SAI.

•	Distribution and shareholder service fees of 0.50% of average daily net assets.*	(0.25% for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Intermediate Tax-Free Fund)

•	Offered By:

	Large Cap Fund	North Carolina Intermediate Tax-Free Fund
	Mid Cap Value Fund	South Carolina Intermediate Tax-Free Fund
	Mid Cap Growth Fund	Virginia Intermediate Tax-Free Fund
	Small Cap Fund	West Virginia Intermediate Tax-Free Fund
	International Equity Fund	National Tax-Free Money Market Fund
	Special Opportunities Equity Fund	Prime Money Market Fund
	Equity Income Fund	U.S. Treasury Money Market Fund
	Short U.S. Government Fund	Capital Manager Conservative Growth Fund
	Intermediate U.S. Government Fund	Capital Manager Moderate Growth Fund
	Total Return Bond Fund	Capital Manager Growth Fund
	Kentucky Intermediate Tax-Free Fund	Capital Manager Equity Fund
Maryland Intermediate Tax-Free Fund
Class B Shares
•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and shareholder service (12b-1) fees of 1.00% of average daily net assets.
•	A deferred sales charge, as described on page [152].
•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.
•	Maximum investment for all Class B purchases: $250,000.

*  The Distributor of the Large Cap Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Georgia Intermediate Tax-Free Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund and National Tax-Free Money Market Fund has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares to 0.25%. for the period from [February 1, 2009 through January 31, 2010]

•	Offered By:
	Large Cap Fund	Total Return Bond Fund
	Mid Cap Value Fund	Prime Money Market Fund
	Mid Cap Growth Fund	U.S. Treasury Money Market Fund
	Small Cap Fund	Capital Manager Conservative Growth Fund
	International Equity Fund	Capital Manager Moderate Growth Fund
	Special Opportunities Equity Fund	Capital Manager Growth Fund
	Equity Income Fund	Capital Manager Equity Fund
Intermediate U.S. Government Fund

NOTE:	Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.
Class C Shares
•	No front-end sales charge; all your money goes to work for you right away.
•	Distribution and shareholder service (12b-1) fees of 1.00% of average daily net assets.
•	A deferred sales charge, as described on page [154].
•	Maximum investment for all Class C purchases: None
•	Offered By:

Large Cap Fund	Total Return Bond Fund
Mid Cap Value Fund

Mid Cap Growth Fund	Prime Money Market Fund
Small Cap Fund	U.S. Treasury Money Market Fund
International Equity Fund	Capital Manager Conservative Growth Fund
Special Opportunities Equity Fund	Capital Manager Moderate Growth Fund
Equity Income Fund	Capital Manager Growth Fund
Intermediate U.S. Government Fund	Capital Manager Equity Fund
For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus.
Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a sales charge.
The Funds also offer Institutional Shares, which have their own expense structure and are only available to Branch Banking and Trust Company, its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,500,000 or more; or to employees of BB&T Asset Management. Call the Funds for more information (see back cover of this Prospectus).
Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.
Pricing of Fund Shares
How NAV is Calculated
The per share net asset value (“NAV”) is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =	Total Assets – Liabilities

Number of Shares Outstanding
Generally, for Funds other than the Money Market Funds, you can find the Fund’s NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.
Money Market Funds
The per share NAV of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York are open. The NAV for the National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the NYSE and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Money Market Funds may elect to be open, in their discretion, if it is determined to be in shareholders’ best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.
Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing each Fund’s investments, please see the SAI.
Other Funds
The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges.” This is what is known as the offering price.
A Fund’s securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by BB&T Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Funds — Fair Value Pricing Policies” on page [160].
Purchasing and Adding to Your Shares
You may purchase Funds through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Not all Funds or classes may be available for purchase in your state. Consult your investment representative or institution for specific information.

	Minimum Initial	Minimum
Account type	Investment	Subsequent
Class A, Class B or Class C
Regular	$1,000	$0
Automatic Investment Plan	$25	$25
All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. Each Fund or the transfer agent has the right to reject cashiers checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Funds.
A Fund may waive its minimum purchase requirement. A Fund’s transfer agent may reject a purchase order if they consider it in the best interest of the Fund and its shareholders.
Avoid Tax Withholding
Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.
Instructions for Opening or Adding to an Account
By Mail
If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.
Initial Investment:
1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.	Make check payable to “BB&T Funds.”
3.	Mail to: BB&T Funds P.O. Box 9762, Providence, RI 02940-9762
Subsequent Investments:
1.	Use the investment slip attached to your account statement. Or, if unavailable,
2.	Include the following information on a piece of paper:
•	BB&T Funds/Fund name

•	Share class

•	Amount invested

•	Account name

•	Account number
Include your account number on your check.
Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (“ACH”) and may take up to ten days to clear. There is generally no fee for ACH transactions.
3.	Mail to: BB&T Funds P.O. Box 9762, Providence, RI 02940-9762
By Overnight Service
See instructions 1-2 above for subsequent investments.
4.	Mail to: BB&T Funds c/o PNC Global Investment Servicing 101 Sabin Street, Pawtucket, RI 02860
Electronic Purchases
Your bank must participate in ACH and must be a U.S. Bank. Your bank or broker may charge a fee for this service.
Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.
Call 1-800-228-1872 to arrange a transfer from your bank account.
Questions?
Call 800-228-1872 or your investment representative.
By Wire Transfer
Note: Your bank may charge a wire transfer fee.
For initial investment:
Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762. Follow the instructions below after receiving your confirmation number.
For subsequent investments:
Please call 1-800-228-1872 to obtain a trade confirmation number and provide your bank the following information:

Bank:	PNC Bank
ABA:	031000053
Account Name:	BB&T Funds
Acct #:	8611727598
FBO:	account name, fund number, fund name, and account number at BB&T Funds
After instructing your bank to wire the funds, call 1-800-228-1872 to advise us of the amount being transferred and the name of your bank.
You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.
Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $25 minimum required to open the account. To invest regularly from your bank account:
•	Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.
•	Make sure you note:
•	Your bank name, address and account number.

•	The amount you wish to invest automatically (minimum $25).

•	How often you want to invest (every month, 4 times a year, twice a year or once a year).
•	Attach a voided personal check.
Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.
Directed Dividend Option
By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
Anti-Money Laundering Program
The Funds’ transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes they have identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.
Dividends and Distributions
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class B and Class C Shares, because Class A Shares have lower distribution expenses than Class B and Class C Shares. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Stock Funds (except the International Equity Fund) and the Funds of Funds are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees. Income dividends for the International Equity Fund are declared and paid annually.
Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).
Selling Your Shares
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see section on “General Policies on Selling Shares” on page [151].
Withdrawing Money from Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge
When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. In addition, for purchases of $1 million or more as of February 1, 2007, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholder if Class A Shares are redeemed within two years after purchase. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” below for details.
As of September 25, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T and its affiliates and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.
Instructions for Selling Shares
If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone (unless you have declined telephone sales privileges)
1.	Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” on page [152]).
By Mail
1.	Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature
2.	Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
By Overnight Service (See “General Policies on Selling Shares — Redemptions in Writing Required” on page [151])
1.	See instruction 1 above for selling your shares by mail.

2.	Mail to: BB&T Funds, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.
Wire transfer
You must indicate this option on your application.
The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.
Call 1-800-228-1872 to request a wire transfer.
If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and the U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), your payment will normally be wired to your bank on the next business day.

Electronic Redemptions
Your bank must participate in the ACH and must be a U.S. bank.
Your bank may charge for this service.
Call 1-800-228-1872 to request an electronic redemption.
If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and the U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.
Auto Withdrawal Plan
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
•	Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

•	Include a voided personal check.

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.
Redemption by Check Writing — Money Market Funds Only
You may write checks in amounts of $100 or more on your account in Class A Shares of the National Tax-Free Money Market Fund, Prime Money Market Fund or the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days’ written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.
In addition, Shareholders who invest through certain financial intermediaries may be eligible for check writing privileges for amounts less than $100 on Class A Shares of National Tax-Free Money Market Fund, Prime Money Market Fund or U.S. Treasury Money Market Fund. Please contact your financial intermediary for information.
General Policies on Selling Shares
Redemptions In Writing Required
You must request redemption in writing if:
•	You are requesting redemption from an Individual Retirement Account (“IRA”).
You must request redemption in writing and obtain a Medallion signature guarantee if:
•	Your account registration or the name(s) on your account has changed within the last 10 business days; or

•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last ten business days; or

•	The redemption proceeds are being transferred to another Fund account with different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.
A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any Medallion signature guarantee if they believe the transaction would otherwise be improper.
Verifying Telephone Redemptions
The Funds make every effort to ensure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.
Redemptions Within 15 Business Days of Investment
When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the check has cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.
Postponement of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by standard or express mail.
Redemption in Kind
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.
Closing of Small Accounts
If your account falls below $1,000, the Fund may ask you to increase your balance. If your account is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.
Undeliverable Distribution Checks
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the appropriate Fund at the current NAV.
Distribution Arrangements/Sales Charges
Calculation of Sales Charges
Class A Shares

Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest is used to pay the sales charge and the remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.
The current sales charge rates are as follows:
For the Stock Funds, Funds of Funds, Intermediate U.S. Government Fund, and Total Return Bond Fund

	Sales Charge	Sales Charge
Your	as a% of	as a% of
Investment	Offering Price	Your Investment
Up to $49,999	5.75%	6.10%

$50,000 to $99,999	4.50%	4.71%

$100,000 up to $249,999	3.50%	3.63%

$250,000 up to $499,999	2.50%	2.56%

$500,000 up to $999,999	2.00%	2.04%

$1,000,000 and above(1)	0.00%	0.00%

For the Tax-Free Bond Funds and the Short U.S. Government Fund

	Sales Charge	Sales Charge
Your	as a% of	as a% of
Investment	Offering Price	Your Investment
Up to $49,999	3.00%	3.09%

$50,000 to $99,999	2.50%	2.56%

$100,000 up to $249,999	2.00%	2.04%

$250,000 up to $499,999	1.50%	1.52%

$500,000 up to $999,999	1.00%	1.01%

$1,000,000 and above(1)	0.00%	0.00%

(1)	There is no initial sales charge on purchases of $1 million or more. However, as of February 1, 2007, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Effective September 25, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T and its affiliates and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For (i) sales of over $1 million or more, (ii) sales to employees of BB&T Funds, BB&T and its affiliates, and (iii) sales of shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption, if a sales charge was paid on such shares, the Distributor also pays broker-dealers a finder’s fee of up to 1.00% of the offering price of such shares up to and including $2.5 million, 0.5% of the offering price over $2.5 million and up to $5 million, and 0.25% of the offering price over $5 million out of its own assets.
For the Money Market Funds
Class A Shares
No front-end or deferred sales charges, except as described in “Exchanging Your Shares” on page [156] and in the SAI.
Class B Shares
Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule to the right. There is no CDSC on reinvested dividends or distributions.

Years	CDSC as a% of
Since	Dollar Amount
Purchase	Subject to Charge
0-1	5.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
more than 6	None
If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
Conversion Feature — Class B Shares
•	Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.

•	After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

•	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

•	If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.

•	The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
Class C Shares
Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
Sales Charge Reductions and Waivers
Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.
•	Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

•	Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

•	Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.
Class A Shares

The following qualify for waivers or reductions of sales charges:
•	Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

•	Shares purchased with proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a sales charge for those shares during the previous two calendar years;

•	Officers, trustees, directors, advisory board members, employees and retired employees of the BB&T Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);

•	Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

•	BB&T Fund shares purchased with proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load;

•	Investors who beneficially hold Institutional Shares of any Fund of the BB&T Funds;

•	Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan which by its terms permits purchase of Shares or any other employer-sponsored plan; and

•	Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies.
The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers and reductions.
Reinstatement Privilege
If you have sold Class A Shares or Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.
Class B and C Shares
The CDSC will be waived under certain circumstances, including the following:
•	Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

•	Redemptions from accounts following the death or disability of the shareholder.

•	Returns of excess contributions to retirement plans.

•	Distributions of less than 12% of the annual account value under the Auto Withdrawal Plan.

•	Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.
Current information regarding each Fund’s sales charges and breakpoints is available on the Funds’ Web site at www.bbtfunds.com.
Distribution and Shareholder Service (12b-1) Fees

12b-1 fees compensate financial intermediaries, including banks, brokers and other investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.
•	The 12b-1 and shareholder servicing fees vary by share class as follows:

•	Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund (0.25% for the Mid Cap Value Fund, the Mid Cap Growth Fund, and the West Virginia Intermediate Tax Free Fund).

•	Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

•	Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

•	The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, defrays the Distributor’s costs of advancing brokerage commissions to investment representatives.

•	The Distributor may use up to 0.25% of the 12b-1 fee for expenses related to shareholder servicing and up to 0.75% for distribution expenses.
Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund’s assets on an ongoing basis.
Distribution and Shareholder Servicing Arrangements — Revenue Sharing
The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this Prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of Shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.
Exchanging Your Shares
You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see “Notes on Exchanges” below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A, Class B, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Neither Class B Shares nor Class C Shares may be exchanged for Class A Shares. Class C Shares may not be exchanged for Class B Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges.
Automatic Exchanges — Class B Shares only
You can use the Funds’ Automatic Exchange feature to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from the your BB&T Fund account. Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds will be requested to participate in the Auto Exchange Plan and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B Shares have been withdrawn from the U.S. Treasury or Prime Money Market Fund within 2 years of purchase. To participate in the Automatic Exchange Plan:
•	Complete the appropriate section of the Account Application.

•	Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.
To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
Instructions for Exchanging Shares
Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:
•	Your name and telephone number,

•	The exact name on your account and account number,

•	Taxpayer identification number (usually your Social Security number),

•	Dollar value or number of shares to be exchanged,

•	The name of the Fund from which the exchange is to be made, and

•	The name of the Fund into which the exchange is being made.
See “Selling your Shares” on page [149] for important information about telephone transactions.
Notes on Exchanges
•	When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

•	The registration and tax identification numbers of the two accounts must be identical.

•	The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.
Market Timing Policies
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. In addition to the Funds’ frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.
We will apply our policies and procedures consistently to all fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends, Distributions and Taxes
Please consult your tax adviser regarding your specific questions about federal, state, local, foreign or other taxes applicable to you. Below we have summarized some important U.S. federal tax issues that affect the Funds and their shareholders. Your investment in the Funds may have other tax implications. This summary is based on current tax laws, which may change.
Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Distributions. Generally, for federal income tax purposes, Fund distributions of investment income (other than “exempt-interest dividends”, described below) are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011. Neither the Bond Funds nor the Money Market Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.
Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of dividends and capital gains may be subject to state and local taxes as well.
BB&T Funds will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.
Special Considerations for Tax-Free Bond Fund and National Tax-Free Money Market Fund Shareholders.
Distributions from the Tax-Free Bond Funds and the National Tax-Free Money Market Fund of “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated as such by the Fund) generally will be exempt from federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund generally expect most of their income dividends to be exempt-interest dividends. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, income dividends are expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds or the National Tax-Free Money Market Fund may have on the federal taxation of your benefits. Distributions made by a Tax-Free Bond Fund or the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.
Special Considerations for Funds of Funds Shareholders. A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
Special Considerations for Shareholders of Funds Investing in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Foreign governments may also impose taxes on other payments or gains a Fund earns from these securities. Under normal circumstances, the International Equity Fund will be eligible to elect to “pass through” to its shareholders foreign income taxes that it pays. If the International Equity

Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. Shareholders in Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions, which could increase your tax liability.
Special Considerations for Non-U.S. Shareholders. In general, dividends (other than capital gain and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2010, the Funds are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Non-U.S. investors may also be subject to U.S. estate tax.
Sales, Exchanges and Redemptions of Shares. The sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from the shares is tax-exempt) will generally be subject to tax as capital gain. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as capital loss.
General. Generally, the Funds’ advisers (other than the advisers of the Tax-Free Bond Funds and the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.
The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax situation, including possible federal, state, local and foreign taxes.
More information about taxes is in our SAI.

Additional Information about the Funds
Fair Value Pricing Policies
A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund’s NAV price, which should eliminate the potential for arbitrage in a Fund.
A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.
Disclosure of Portfolio Holdings
Information regarding the Funds’ policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.
Investment in Exchange-Traded Funds
The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Total Return Bond Fund, Large Cap Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares® Trust and iShares®, Inc. (“iShares® *”).

*  iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares Funds make any representations regarding the advisability of investing in an iShares fund.
     iShares® is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares and other ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV. See “Additional Investment Strategies and Risks” for information regarding the risks associated with investment in an exchange-traded fund.
Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

Householding
In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

(LOGO) Other Information About the Funds
Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [     ], the Funds’ independent registered public accounting firm. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
				Net realized/
				unrealized			Net realized
				gains (losses)			gains on
	Net Asset	Net		on investments			investments
	Value,	investment		and foreign	Total from	Net	and foreign
	Beginning	income		currency	Investment	investment	currency	Total
	of Period	(loss)		transactions	Activities	income	transactions	Distributions
Large Cap Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$20.33	0.24	(b)	2.14	2.38	(0.23)	(3.35)	(3.58)
Year Ended September 30, 2006	$19.47	0.30	(b)	2.30	2.60	(0.30)	(1.44)	(1.74)
Year Ended September 30, 2005	$17.26	0.28		2.22	2.50	(0.29)	—	(0.29)
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)

Mid Cap Value Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.49	0.04	(b)	2.13	2.17	(0.04)	(0.69)	(0.73)
Year Ended September 30, 2006	$13.35	0.03	(b)	1.60	1.63	(0.04)	(1.45)	(1.49)
Year Ended September 30, 2005	$15.40	0.13	(b)	3.04	3.17	(0.13)	(5.09)	(5.22)
Year Ended September 30, 2004	$12.98	0.18	(b)	2.42	2.60	(0.18)	—	(0.18)

Mid Cap Growth Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$12.45	(0.06	)(b)	4.11	4.05	(0.01)	(1.65)	(1.66)
Year Ended September 30, 2006	$13.90	(0.01	)(b)	— (c)	(0.01)	(0.02)	(1.42)	(1.44)
Year Ended September 30, 2005	$10.95	(0.09	)(b)	3.18	3.09	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—

Small Cap Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$15.11	0.07	(b)	0.73	0.80	(0.08)	(0.91)	(0.99)
Year Ended September 30, 2006	$16.38	—	(b)(c)	1.06	1.06	(0.03)	(2.30)	(2.33)
Year Ended September 30, 2005	$14.21	0.11	(b)	2.62	2.73	(0.14)	(0.42)	(0.56)
Year Ended September 30, 2004	$11.44	—	(b)(c)	2.90	2.90	(0.01)	(0.12)	(0.13)

International Equity Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.06	0.12	(b)	1.82	1.94	(0.07)	(4.52)	(4.59)
Year Ended September 30, 2006	$9.58	0.14	(b)	1.49	1.63	(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.12	0.10	(b)	1.47	1.57	(0.11)	—	(0.11)
Year Ended September 30, 2004	$6.88	0.07	(b)	1.25	1.32	(0.08)	—	(0.08)

Special Opportunities Equity Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$16.43	(0.01	)(b)	3.47	3.46	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.57	(0.04)		1.69	1.65	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.08	(0.07)		2.68	2.61	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)

Equity Income Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.36	0.36	(b)	2.31	2.67	(0.32)	(0.68)	(1.00)
Year Ended September 30, 2006	$12.09	0.28		1.58	1.86	(0.32)	(0.27)	(0.59)
Year Ended September 30, 2005	$10.35	0.24		1.77	2.01	(0.25)	(0.02)	(0.27)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(b)	0.34	0.39	(0.04)	—	(0.04)
Short U.S. Government Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.48	0.36	(b)	0.07	0.43	(0.39)	—	(0.39)
Year Ended September 30, 2006	$9.50	0.28	(b)	0.01 (f)	0.29	(0.31)	—	(0.31)
Year Ended September 30, 2005	$9.70	0.23		(0.14)	0.09	(0.29)	—	(0.29)
Year Ended September 30, 2004	$9.89	0.17		(0.10)	0.07	(0.26)	—	(0.26)

		Investment Activities				Distributions
				Net realized/
				unrealized			Net realized
				gains (losses)			gains on
	Net Asset	Net		on investments			investments
	Value,	investment		and foreign	Total from	Net	and foreign
	Beginning	income		currency	Investment	investment	currency	Total
	of Period	(loss)		transactions	Activities	income	transactions	Distributions
Intermediate U.S. Government Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.89	0.42	(b)	0.04	0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$10.01	0.41	(b)	(0.11)	0.30	(0.42)	—	(0.42)
Year Ended September 30, 2005	$10.24	0.35	(b)	(0.15)	0.20	(0.38)	(0.05)	(0.43)
Year Ended September 30, 2004	$10.57	0.32		(0.19)	0.13	(0.33)	(0.13)	(0.46)

Total Return Bond Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.12	0.44	(b)	0.01	0.45	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.31	0.42	(b)	(0.12)	0.30	(0.44)	(0.05)	(0.49)
Year Ended September 30, 2005	$10.59	0.38	(b)	(0.19)	0.19	(0.44)	(0.03)	(0.47)
Year Ended September 30, 2004	$10.72	0.41		(0.08)	0.33	(0.46)	—	(0.46)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Amount is less than $0.005.

Class A Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$19.13	12.55%	$58,771	1.16%	1.25%	1.47%	68.60%
$20.33	14.29%	$48,656	1.14%	1.53%	1.43%	34.83%
$19.47	14.60%	$39,756	1.14%	1.56%	1.48%	19.50%
$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%

$14.93	16.48%	$16,811	1.16%	0.27%	1.20%	58.59%
$13.49	13.18%	$13,393	1.13%	0.23%	1.18%	53.92%
$13.35	20.82%	$12,361	1.15%	0.76%	1.25%	126.99%
$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%

$14.84	36.19%	$11,774	1.17%	(0.49)%	1.21%	134.95%
$12.45	(0.49)%	$10,381	1.14%	(0.07)%	1.19%	140.90%
$13.90	28.45%	$10,444	1.14%	(0.71)%	1.26%	92.74%
$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%

$14.92	5.13%	$8,839	1.31%	0.42%	1.76%	46.54%
$15.11	6.96%	$9,353	1.28%	(0.03)%	1.77%	43.25%
$16.38	19.64%	$1,604	1.29%	0.69%	1.77%	8.39%
$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%

$8.41	20.13%	$5,204	1.38%	1.02%	1.75%	129.80%
$11.06	17.04%	$4,202	1.40%	1.37%	1.75%	36.22%
$9.58	19.46%	$3,687	1.46%	1.15%	1.83%	44.96%
$8.12	19.25%	$1,686	1.58%	0.91%	1.92%	50.68%

$18.29	22.24%	$124,136	1.28%	(0.04)%	1.53%	49.43%
$16.43	11.16%	$81,883	1.28%	(0.26)%	1.53%	58.01%
$15.57	20.05%	$75,627	1.30%	(0.41)%	1.57%	30.38%
$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%

$15.03	20.83%	$97,491	1.19%	2.53%	1.44%	37.85%
$13.36	15.79%	$60,059	1.20%	2.28%	1.45%	45.38%
$12.09	19.55%	$40,825	1.10%	2.57%	1.57%	39.65%
$10.35	3.89%	$6,342	1.54%	1.79%	2.14%	1.65%

$9.52	4.67%	$3,978	0.91%	3.77%	1.31%	44.10%
$9.48	3.12%	$6,233	0.89%	2.99%	1.29%	98.08%
$9.50	0.96%	$7,980	0.91%	2.40%	1.34%	33.67%
$9.70	0.71%	$8,456	0.99%	1.85%	1.41%	62.59%

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$9.93	4.78%	$9,050	0.93%	4.27%	1.30%	85.83%
$9.89	3.08%	$9,748	0.92%	4.21%	1.29%	127.13%
$10.01	1.98%	$13,744	0.96%	3.41%	1.33%	107.04%
$10.24	1.30%	$11,959	1.05%	2.90%	1.42%	98.35%

$10.12	4.51%	$8,403	0.93%	4.37%	1.30%	222.24%
$10.12	2.96%	$6,407	0.93%	4.16%	1.29%	226.36%
$10.31	1.88%	$7,254	0.96%	3.62%	1.33%	173.74%
$10.59	3.22%	$4,786	1.07%	3.84%	1.44%	31.95%

(d)	Not Annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized		Total from	Net	Net realized
	Beginning	income		gains (losses)		Investment	investment	gains on	Total
	of Period	(loss)		on investments		Activities	income	investments	Distributions
Kentucky Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.12	0.32	(b)	(0.06)		0.26	(0.32)	—	(0.32)
Year Ended September 30, 2006	$10.06	0.30		0.06		0.36	(0.30)	—	(0.30)
Year Ended September 30, 2005	$10.22	0.27	(b)	(0.16)		0.11	(0.27)	—	(0.27)
Year Ended September 30, 2004	$10.23	0.27	(b)	(0.01)		0.26	(0.27)	—	(0.27)

Maryland Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.12	0.31	(b)	0.03		0.34	(0.31)	—	(0.31)
Year Ended September 30, 2006	$10.02	0.29		0.10		0.39	(0.29)	—	(0.29)
Year Ended September 30, 2005	$10.15	0.26	(b)	(0.13)		0.13	(0.26)	—	(0.26)
Year Ended September 30, 2004	$10.15	0.24		—	(c)	0.24	(0.24)	—	(0.24)

North Carolina Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.38	0.35	(b)	(0.04	)(b)	0.31	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.46	0.36		—	(c)	0.36	(0.35)	(0.09)	(0.44)
Year Ended September 30, 2005	$10.67	0.35		(0.19)		0.16	(0.35)	(0.02)	(0.37)
Year Ended September 30, 2004	$10.81	0.32		(0.10)		0.22	(0.32)	(0.04)	(0.36)

South Carolina Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.35	0.34	(b)	(0.05)		0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2006	$10.54	0.34		(0.01)		0.33	(0.34)	(0.18)	(0.52)
Year Ended September 30, 2005	$10.81	0.34		(0.19)		0.15	(0.34)	(0.08)	(0.42)
Year Ended September 30, 2004	$10.88	0.34		(0.07)		0.27	(0.33)	(0.01)	(0.34)

Virginia Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.39	0.38	(b)	(0.04)		0.34	(0.39)	(0.02)	(0.41)
Year Ended September 30, 2006	$11.49	0.40		(0.05)		0.35	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$11.74	0.39		(0.22)		0.17	(0.40)	(0.02)	(0.42)
Year Ended September 30, 2004	$11.96	0.38		(0.14)		0.24	(0.38)	(0.08)	(0.46)

West Virginia Intermediate Tax-Free Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.79	0.35	(b)	(0.05)		0.30	(0.35)	(0.03)	(0.38)
Year Ended September 30, 2006	$9.85	0.39		(0.02)		0.37	(0.37)	(0.06)	(0.43)
Year Ended September 30, 2005	$10.08	0.35		(0.15)		0.20	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2004	$10.20	0.32		(0.07)		0.25	(0.33)	(0.04)	(0.37)

National Tax-Free Money Market Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.03	(b)	—		0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(c)	—		— (c)	— (c)	—	— (c)
Prime Money Market Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(b)	—		0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—	(c)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	(c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	—	(c)	— (c)	— (c)	—	— (c)

		Investment Activities				Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized	Total from	Net	Net realized
	Beginning	income		gains (losses)	Investment	investment	gains on	Total
	of Period	(loss)		on investments	Activities	income	investments	Distributions
U.S. Treasury Money Market Fund Class A
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(b)	—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)

Capital Manager Conservative Growth Fund Class A***
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.96	0.34	(b)	0.53	0.87	(0.30)	—	(0.30)
Year Ended September 30, 2006	$9.76	0.31	(b)	0.22	0.53	(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.30	0.23		0.45	0.68	(0.22)	—	(0.22)
Year Ended September 30, 2004	$8.84	0.16	(b)	0.46	0.62	(0.16)	—	(0.16)

Capital Manager Moderate Growth Fund Class A***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.22	0.29	(b)	0.87	1.16	(0.22)	(0.22)	(0.44)
Year Ended September 30, 2006	$9.79	0.24	(b)	0.45	0.69	(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.01	0.17	(b)	0.76	0.93	(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.28	0.08	(b)	0.73	0.81	(0.08)	—	(0.08)

Capital Manager Growth Fund Class A***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.23	0.25	(b)	1.08	1.33	(0.16)	(0.27)	(0.43)
Year Ended September 30, 2006	$9.68	0.20	(b)	0.56	0.76	(0.21)	—	(0.21)
Year Ended September 30, 2005	$8.70	0.13		0.96	1.09	(0.11)	—	(0.11)
Year Ended September 30, 2004	$7.81	0.05	(b)	0.88	0.93	(0.04)	—	(0.04)

Capital Manager Equity Fund Class A***
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.57	0.21	(b)	1.43	1.64	(0.10)	(0.85)	(0.95)
Year Ended September 30, 2006	$10.95	0.17	(b)	0.83	1.00	(0.19)	(0.19)	(0.38)
Year Ended September 30, 2005	$9.58	0.09	(b)	1.34	1.43	(0.06)	—	(0.06)
Year Ended September 30, 2004	$8.45	0.02	(b)	1.12	1.14	(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

***	The expense ratios exclude the impact of fee/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Amount is less than $0.005.

(d)	Not Annualized for periods less than one year.

(e)	Annualized for periods less than one year.

Class A Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$10.06	2.66%	$4,630	0.90%	3.19%	1.35%	69.73%
$10.12	3.67%	$2,729	0.91%	3.02%	1.37%	64.55%
$10.06	1.06%	$2,566	0.89%	2.65%	1.47%	37.50%
$10.22	2.55%	$2,746	0.78%	2.63%	1.57%	24.78%

$10.15	3.38%	$2,429	0.84%	3.05%	1.39%	136.09%
$10.12	3.95%	$1,966	0.85%	2.89%	1.41%	219.80%
$10.02	1.28%	$1,609	0.81%	2.57%	1.52%	44.67%
$10.15	2.37%	$667	0.75%	2.32%	1.73%	55.18%

$10.33	3.07%	$19,668	0.91%	3.40%	1.31%	106.16%
$10.38	3.58%	$19,163	0.90%	3.45%	1.30%	94.95%
$10.46	1.49%	$21,600	0.90%	3.29%	1.36%	60.84%
$10.67	2.10%	$22,689	0.90%	3.03%	1.42%	67.80%

$10.28	2.91%	$3,769	0.93%	3.34%	1.35%	68.69%
$10.35	3.27%	$4,001	0.93%	3.30%	1.35%	80.24%
$10.54	1.39%	$4,072	0.92%	3.20%	1.40%	56.03%
$10.81	2.60%	$4,149	0.90%	3.11%	1.44%	32.63%

$11.32	3.05%	$8,802	0.91%	3.39%	1.31%	85.36%
$11.39	3.23%	$11,877	0.90%	3.55%	1.30%	76.53%
$11.49	1.44%	$13,145	0.89%	3.39%	1.36%	48.04%
$11.74	2.05%	$13,005	0.91%	3.22%	1.43%	45.07%

$9.71	3.12%	$16,897	0.91%	3.61%	0.91%	49.60%
$9.79	3.85%	$15,773	0.90%	3.80%	0.90%	50.14%
$9.85	1.97%	$13,911	0.93%	3.50%	0.96%	32.10%
$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%

$1.00	3.08%	$526	0.66%	3.06%	0.97%	—
$1.00	0.51%	$1	0.62%	2.96%	1.26%	—

$1.00	4.51%	$745,381	0.98%	4.42%	1.10%	—
$1.00	3.86%	$636,327	0.98%	3.83%	1.09%	—
$1.00	1.92%	$493,282	0.91%	1.91%	1.13%	—
$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$1.00	4.20%	$310,413	0.97%	4.07%	1.11%	—
$1.00	3.64%	$167,900	0.96%	3.63%	1.09%	—
$1.00	1.69%	$114,260	0.89%	1.66%	1.14%	—
$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—

$10.53	8.86%	$9,781	0.35%	3.28%	0.91%	29.58%
$9.96	5.54%	$9,365	0.33%	3.12%	0.95%	5.69%
$9.76	7.39%	$8,646	0.43%	2.45%	1.01%	52.50%
$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%

$10.94	11.48%	$38,081	0.36%	2.68%	0.92%	40.05%
$10.22	7.10%	$33,472	0.35%	2.44%	0.97%	7.33%
$9.79	10.35%	$28,912	0.48%	1.77%	1.05%	37.83%
$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%

$11.13	13.19%	$26,189	0.36%	2.33%	0.93%	44.48%
$10.23	7.97%	$22,801	0.36%	2.01%	0.98%	6.26%
$9.68	12.51%	$17,219	0.48%	1.37%	1.07%	26.22%
$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%

$12.26	14.79%	$9,384	0.37%	1.77%	0.93%	48.80%
$11.57	9.39%	$7,762	0.36%	1.53%	0.97%	1.48%
$10.95	14.95%	$6,183	0.45%	0.91%	1.09%	2.14%
$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
				Net realized/
				unrealized			Net realized
				gains (losses)			gains on
	Net Asset	Net		on investments			investments
	Value,	investment		and foreign	Total from	Net	and foreign
	Beginning	income		currency	Investment	investment	currency	Total
	of Period	(loss)		transactions	Activities	income	transactions	Distributions
Large Cap Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$20.15	0.09	(b)	2.12	2.21	(0.11)	(3.35)	(3.46)
Year Ended September 30, 2006	$19.31	0.16	(b)	2.27	2.43	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.12	0.13		2.22	2.35	(0.16)	—	(0.16)
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)

Mid Cap Value Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.23	(0.07	)(b)	2.08	2.01	— (e)	(0.69)	(0.69)
Year Ended September 30, 2006	$13.16	(0.07	)(b)	1.59	1.52	— (e)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(b)(e)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.91	0.07	(b)	2.42	2.49	(0.10)	—	(0.10)

Mid Cap Growth Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.95	(0.15	)(b)	3.91	3.76	—	(1.65)	(1.65)
Year Ended September 30, 2006	$13.47	(0.11	)(b)	0.01 (f)	(0.10)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—

Small Cap Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$14.73	(0.05	)(b)	0.72	0.67	(0.06)	(0.91)	(0.97)
Year Ended September 30, 2006	$16.11	(0.12	)(b)	1.05	0.93	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	—	(b)(e)	2.58	2.58	(0.11)	(0.42)	(0.53)
Year Ended September 30, 2004	$11.40	(0.10	)(b)	2.88	2.78	—	(0.12)	(0.12)

International Equity Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.46	0.03	(b)	1.72	1.75	(0.04)	(4.52)	(4.56)
Year Ended September 30, 2006	$9.09	0.06	(b)	1.42	1.48	(0.11)	—	(0.11)
Year Ended September 30, 2005	$7.74	0.03	(b)	1.38	1.41	(0.06)	—	(0.06)
Year Ended September 30, 2004	$6.57	0.02	(b)	1.19	1.21	(0.04)	—	(0.04)

Special Opportunities Equity Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$16.00	(0.13	)(b)	3.36	3.23	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.29	(0.16)		1.66	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.59	2.46	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)

Equity Income Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.33	0.25	(b)	2.31	2.56	(0.22)	(0.68)	(0.90)
Year Ended September 30, 2006	$12.08	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.16		1.77	1.93	(0.17)	(0.02)	(0.19)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)

Intermediate U.S. Government Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.86	0.35	(b)	0.04	0.39	(0.35)	—	(0.35)
Year Ended September 30, 2006	$9.98	0.34	(b)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(b)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.21		(0.16)	0.05	(0.25)	(0.13)	(0.38)

		Investment Activities			Distributions
			Net realized/
			unrealized			Net realized
			gains (losses)			gains on
	Net Asset	Net	on investments			investments
	Value,	investment	and foreign	Total from	Net	and foreign
	Beginning	income	currency	Investment	investment	currency	Total
	of Period	(loss)	transactions	Activities	income	transactions	Distributions
Total Return Bond Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.13	0.37 (b)	—	0.37	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34 (b)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30 (b)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.32	(0.07)	0.25	(0.38)	—	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not Annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Amount is less than $0.005.

(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

Class B Shares

		Ratio/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(c)	(000)	assets(d)	net assets(d)	assets*(d)	rate**

$18.90	11.67%	$17,796	1.91%	0.50%	1.97%	68.60%
$20.15	13.45%	$14,808	1.88%	0.85%	1.93%	34.83%
$19.31	13.75%	$22,148	1.89%	0.82%	1.99%	19.50%
$17.12	16.75%	$26,309	1.95%	0.58%	2.06%	16.40%

$14.55	15.58%	$6,112	1.91%	(0.48)%	1.95%	58.59%
$13.23	12.38%	$5,391	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.94%	$4,534	1.89%	0.02%	1.99%	126.99%
$15.30	19.31%	$3,582	1.98%	0.47%	2.10%	19.17%

$14.06	35.13%	$2,697	1.92%	(1.24)%	1.96%	134.95%
$11.95	(1.23)%	$2,377	1.89%	(0.83)%	1.94%	140.90%
$13.47	27.42%	$2,395	1.91%	(1.46)%	2.01%	92.74%
$10.70	10.54%	$1,973	2.00%	(1.65)%	2.11%	138.61%

$14.43	4.37%	$3,393	2.06%	(0.31)%	2.26%	46.54%
$14.73	6.19%	$4,092	2.04%	(0.79)%	2.28%	43.25%
$16.11	18.79%	$259	2.05%	0.00%	2.27%	8.39%
$14.06	24.56%	$136	2.22%	(0.75)%	2.41%	11.25%

$7.65	19.28%	$2,041	2.12%	0.26%	2.25%	129.80%
$10.46	16.27%	$1,819	2.15%	0.64%	2.25%	36.22%
$9.09	18.34%	$2,007	2.20%	0.36%	2.33%	44.96%
$7.74	18.47%	$2,140	2.33%	0.24%	2.42%	50.68%

$17.63	21.33%	$29,931	2.03%	(0.79)%	2.03%	49.43%
$16.00	10.35%	$22,901	2.03%	(1.01)%	2.03%	58.01%
$15.29	19.09%	$21,911	2.06%	(1.18)%	2.08%	30.38%
$12.95	24.17%	$13,215	2.15%	(1.51)%	2.30%	32.06%

$14.99	19.97%	$14,796	1.94%	1.78%	1.94%	37.85%
$13.33	14.84%	$9,592	1.95%	1.52%	1.95%	45.38%
$12.08	18.79%	$5,611	1.87%	1.74%	2.09%	39.65%
$10.34	3.66%	$1,672	2.29%	1.07%	2.65%	1.65%

$9.90	4.01%	$3,006	1.68%	3.52%	1.80%	85.83%
$9.86	2.32%	$4,020	1.68%	3.48%	1.79%	127.13%
$9.98	1.33%	$5,725	1.71%	2.67%	1.84%	107.04%
$10.20	0.55%	$6,883	1.80%	2.15%	1.92%	98.35%

		Ratio/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(c)	(000)	assets(d)	net assets(d)	assets*(d)	rate**

$10.13	3.73%	$4,992	1.68%	3.62%	1.80%	222.24%
$10.13	2.27%	$4,872	1.68%	3.39%	1.79%	226.36%
$10.32	1.21%	$6,161	1.71%	2.87%	1.84%	173.14%
$10.59	2.45%	$6,602	1.82%	3.09%	1.94%	31.95%

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset			Net realized/
	Value,	Net		unrealized	Total from		Net	Net realized
	Beginning	investment		gains (losses)	Investment		investment	gains on	Total
	of Period	income (loss)		on investments	Activities		income	investments	Distributions
National Tax-Free Money Market Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.02	(c)	—	0.02		(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(b)	—	—	(b)	— (b)	—	— (b)
Prime Money Market Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		— (b)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		— (b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(b)	— (b)	—	(b)	— (b)	—	— (b)

U.S. Treasury Money Market Fund Class B
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(b)	—	—	(b)	— (b)	—	— (b)

Capital Manager Conservative Growth Fund Class B***
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.96	0.27	(c)	0.54	0.81		(0.23)	—	(0.23)
Year Ended September 30, 2006	$9.76	0.23	(c)	0.23	0.46		(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.30	0.16		0.45	0.61		(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.85	0.09	(c)	0.45	0.54		(0.09)	—	(0.09)

Capital Manager Moderate Growth Fund Class B***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.05	0.21	(c)	0.85	1.06		(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$9.64	0.17	(c)	0.42	0.59		(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.86	0.09	(c)	0.77	0.86		(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.15	0.02	(c)	0.71	0.73		(0.02)	—	(0.02)

Capital Manager Growth Fund Class B***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.05	0.18	(c)	1.04	1.22		(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$9.51	0.12	(c)	0.56	0.68		(0.14)	—	(0.14)
Year Ended September 30, 2005	$8.55	0.05	(c)	0.95	1.00		(0.04)	—	(0.04)
Year Ended September 30, 2004	$7.70	(0.02	)(c)	0.87	0.85		—	—	—

Capital Manager Equity Fund Class B***
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.26	0.12	(c)	1.38	1.50		(0.05)	(0.85)	(0.90)
Year Ended September 30, 2006	$10.67	0.09	(c)	0.80	0.89		(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.36	0.01	(c)	1.31	1.32		(0.01)	—	(0.01)
Year Ended September 30, 2004	$8.30	(0.05	)(c)	1.11	1.06		—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Amount is less than $0.005.

(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

(d)	Not Annualized for periods less than one year.

(e)	Annualized for periods less than one year.

Class B Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$1.00	2.38%	$1	1.33%	2.36%	1.38%	—
$1.00	0.36%	$1	1.39%	2.19%	1.78%	—

$1.00	4.01%	$1,629	1.48%	3.92%	1.60%	—
$1.00	3.37%	$2,256	1.48%	3.34%	1.59%	—
$1.00	1.32%	$1,790	1.49%	1.28%	1.63%	—
$1.00	0.06%	$2,280	1.20%	0.06%	1.70%	—

$1.00	3.72%	$301	1.46%	3.64%	1.60%	—
$1.00	3.12%	$381	1.46%	2.97%	1.59%	—
$1.00	1.09%	$807	1.48%	1.05%	1.64%	—
$1.00	0.05%	$887	1.05%	0.05%	1.71%	—

$10.54	8.17%	$4,779	1.10%	2.60%	1.41%	29.58%
$9.96	4.75%	$4,968	1.08%	2.37%	1.45%	5.69%
$9.76	6.58%	$4,992	1.20%	1.64%	1.51%	52.50%
$9.30	6.10%	$4,857	1.44%	0.93%	1.64%	2.47%

$10.75	10.67%	$21,791	1.11%	1.96%	1.42%	40.05%
$10.05	6.21%	$21,610	1.10%	1.70%	1.47%	7.33%
$9.64	9.72%	$21,909	1.24%	0.99%	1.55%	37.83%
$8.86	8.94%	$19,049	1.49%	0.17%	1.69%	0.17%

$10.92	12.31%	$20,286	1.11%	1.71%	1.43%	44.48%
$10.05	7.22%	$19,366	1.11%	1.27%	1.48%	6.26%
$9.51	11.68%	$17,141	1.23%	0.59%	1.57%	26.22%
$8.55	11.04%	$13,730	1.50%	(0.23)%	1.73%	0.19%

$11.86	13.88%	$8,535	1.12%	1.07%	1.43%	48.80%
$11.26	8.51%	$8,023	1.11%	0.80%	1.47%	1.48%
$10.67	14.11%	$7,515	1.21%	0.11%	1.58%	2.14%
$9.36	12.77%	$5,720	1.52%	(0.54)%	1.81%	3.10%

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
				Net realized/
				unrealized			Net realized
				gains (losses)			gains on
	Net Asset	Net		on investments			investments
	Value,	investment		and foreign	Total from	Net	and foreign
	Beginning	Income		currency	Investment	Investment	currency	Total
	of Period	(loss)		transactions	Activities	Income	transactions	Distributions
Large Cap Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$20.11	0.09	(b)	2.13	2.22	(0.11)	(3.35)	(3.46)
Year Ended September 30, 2006	$19.28	0.16	(b)	2.26	2.42	(0.15)	(1.44)	(1.59)
Year Ended September 30, 2005	$17.09	0.14		2.19	2.33	(0.14)	—	(0.14)
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)

Mid Cap Value Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.23	(0.07	)(b)	2.08	2.01	— (e)	(0.69)	(0.69)
Year Ended September 30, 2006	$13.16	(0.07	)(b)	1.59	1.52	— (e)	(1.45)	(1.45)
Year Ended September 30, 2005	$15.30	—	(b)(e)	3.02	3.02	(0.07)	(5.09)	(5.16)
Year Ended September 30, 2004	$12.92	0.07	(b)	2.41	2.48	(0.10)	—	(0.10)

Mid Cap Growth Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.96	(0.15	)(b)	3.92	3.77	—	(1.65)	(1.65)
Year Ended September 30, 2006	$13.47	(0.09	)(b)	— (e)	(0.09)	—	(1.42)	(1.42)
Year Ended September 30, 2005	$10.70	(0.17	)(b)	3.08	2.91	—	(0.14)	(0.14)
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—

Small Cap Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$14.71	(0.06	)(b)	0.73	0.67	(0.06)	(0.91)	(0.97)
Year Ended September 30, 2006	$16.10	(0.11	)(b)	1.03	0.92	(0.01)	(2.30)	(2.31)
Year Ended September 30, 2005	$14.06	(0.02	)(b)	2.60	2.58	(0.12)	(0.42)	(0.54)
Year Ended September 30, 2004	$11.40	(0.12	)(b)	2.90	2.78	—	(0.12)	(0.12)

International Equity Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.44	0.01	(b)	1.73	1.74	(0.04)	(4.52)	(4.56)
Year Ended September 30, 2006	$9.07	0.05	(b)	1.42	1.47	(0.10)	—	(0.10)
Year Ended September 30, 2005	$7.74	0.06	(b)	1.36	1.42	(0.09)	—	(0.09)
Year Ended September 30, 2004	$6.58	—	(b)	1.20	1.20	(0.04)	—	(0.04)

Equity Income Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.32	0.26	(b)	2.30	2.56	(0.22)	(0.68)	(0.90)
Year Ended September 30, 2006	$12.07	0.19		1.56	1.75	(0.23)	(0.27)	(0.50)
Year Ended September 30, 2005	$10.34	0.17		1.76	1.93	(0.18)	(0.02)	(0.20)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Special Opportunities Equity Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$16.01	(0.13	)(b)	3.36	3.23	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.30	(0.14)		1.64	1.50	—	(0.79)	(0.79)
Year Ended September 30, 2005	$12.95	(0.13)		2.60	2.47	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)

		Investment Activities				Distributions
				Net realized/
				unrealized			Net realized
				gains (losses)			gains on
	Net Asset	Net		on investments			investments
	Value,	investment		and foreign	Total from	Net	and foreign
	Beginning	Income		currency	Investment	Investment	currency	Total
	of Period	(loss)		transactions	Activities	Income	transactions	Distributions
Intermediate U.S. Government Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.86	0.35	(b)	0.04	0.39	(0.35)	—	(0.35)
Year Ended September 30, 2006	$9.98	0.34	(b)	(0.12)	0.22	(0.34)	—	(0.34)
Year Ended September 30, 2005	$10.20	0.27	(b)	(0.13)	0.14	(0.31)	(0.05)	(0.36)
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)

Total Return Bond Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.13	0.37	(b)	0.01	0.38	(0.37)	—	(0.37)
Year Ended September 30, 2006	$10.32	0.34	(b)	(0.12)	0.22	(0.36)	(0.05)	(0.41)
Year Ended September 30, 2005	$10.59	0.30	(b)	(0.18)	0.12	(0.36)	(0.03)	(0.39)
Year Ended September 30, 2004	$10.72	0.33		(0.08)	0.25	(0.38)	—	(0.38)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Amount is less than $0.005.

Class C Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(c)	(000)	assets(d)	net assets(d)	assets*(d)	rate**

$18.87	11.76%	$239	1.91%	0.50%	1.97%	68.60%
$20.11	13.42%	$161	1.88%	0.82%	1.94%	34.83%
$19.28	13.77%	$176	1.88%	0.80%	1.98%	19.50%
$17.09	16.72%	$157	1.95%	0.57%	2.07%	16.40%

$14.55	15.60%	$1,126	1.91%	(0.49)%	1.95%	58.59%
$13.23	12.38%	$743	1.89%	(0.53)%	1.93%	53.92%
$13.16	19.97%	$351	1.90%	0.01%	2.00%	126.99%
$15.30	19.20%	$523	1.98%	0.45%	2.10%	19.17%

$14.08	35.19%	$46	1.92%	(1.23)%	1.96%	134.95%
$11.96	(1.15)%	$33	1.88%	(0.70)%	1.93%	140.90%
$13.47	27.42%	$77	1.91%	(1.46)%	2.00%	92.74%
$10.70	10.42%	$208	2.00%	(1.65)%	2.11%	138.61%

$14.41	4.37%	$26	2.06%	(0.41)%	2.26%	46.54%
$14.71	6.17%	$20	2.03%	(0.76)%	2.27%	43.25%
$16.10	18.71%	$4	2.04%	(0.12)%	2.25%	8.39%
$14.06	24.56%	$1	2.25%	(0.89)%	2.44%	11.25%

$7.62	19.28%	$244	2.13%	0.12%	2.26%	129.80%
$10.44	16.26%	$188	2.15%	0.47%	2.25%	36.22%
$9.07	18.38%	$92	2.23%	0.70%	2.34%	44.96%
$7.74	18.30%	$2	2.32%	(0.04)%	2.42%	50.68%

$14.98	19.93%	$26,044	1.94%	1.79%	1.94%	37.85%
$13.32	14.85%	$14,261	1.95%	1.52%	1.95%	45.38%
$12.07	18.74%	$8,683	1.87%	1.77%	2.08%	39.65%
$10.34	3.66%	$1,816	2.29%	1.14%	2.65%	1.65%

$17.64	21.32%	$50,577	2.03%	(0.79)%	2.03%	49.43%
$16.01	10.34%	$34,418	2.03%	(1.02)%	2.03%	58.01%
$15.30	19.16%	$30,299	2.06%	(1.17)%	2.08%	30.38%
$12.95	24.17%	$15,611	2.15%	(1.51)%	2.30%	32.06%

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(c)	(000)	assets(d)	net assets(d)	assets*(d)	rate**

$9.90	4.01%	$201	1.68%	3.52%	1.80%	85.83%
$9.86	2.31%	$207	1.68%	3.47%	1.79%	127.13%
$9.98	1.33%	$274	1.71%	2.66%	1.84%	107.04%
$10.20	0.55%	$607	1.80%	2.15%	1.92%	98.35%

$10.14	3.83%	$115	1.68%	3.61%	1.80%	222.24%
$10.13	2.18%	$116	1.68%	3.35%	1.79%	226.36%
$10.32	1.21%	$218	1.71%	2.88%	1.84%	173.74%
$10.59	2.44%	$257	1.82%	3.09%	1.94%	31.95%

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized	Total from		Net	Net realized
	Beginning	income		gains (losses)	Investment		investment	gains on	Total
	of Period	(loss)		on investments	Activities		income	investments	Distributions
National Tax-Free Money Market Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.02	(c)	—	0.02		(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006 (a)	$1.00	—	(b)	—	—	(b)	— (b)	—	— (b)
Prime Money Market Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		— (b)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		— (b)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(b)	— (b)	—	(b)	— (b)	—	— (b)

U.S. Treasury Money Market Fund Class C
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(b)	—	—	(b)	— (b)	—	— (b)

Capital Manager Conservative Growth Fund Class C***
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.93	0.27	(c)	0.53	0.80		(0.22)	—	(0.22)
Year Ended September 30, 2006	$9.73	0.23	(c)	0.23	0.46		(0.26)	—	(0.26)
Year Ended September 30, 2005	$9.27	0.16		0.45	0.61		(0.15)	—	(0.15)
Year Ended September 30, 2004	$8.82	0.09	(c)	0.44	0.53		(0.08)	—	(0.08)

Capital Manager Moderate Growth Fund Class C***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.10	0.21	(c)	0.86	1.07		(0.14)	(0.22)	(0.36)
Year Ended September 30, 2006	$9.69	0.17	(c)	0.42	0.59		(0.18)	—	(0.18)
Year Ended September 30, 2005	$8.91	0.09	(c)	0.77	0.86		(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.18	0.01	(c)	0.73	0.74		(0.01)	—	(0.01)

Capital Manager Growth Fund Class C***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.05	0.18	(c)	1.04	1.22		(0.08)	(0.27)	(0.35)
Year Ended September 30, 2006	$9.52	0.11	(c)	0.57	0.68		(0.15)	—	(0.15)
Year Ended September 30, 2005	$8.56	0.04	(c)	0.95	0.99		(0.03)	—	(0.03)
Year Ended September 30, 2004	$7.71	(0.02	)(c)	0.87	0.85		—	—	—

Capital Manager Equity Fund Class C***
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.22	0.12	(c)	1.41	1.53		(0.03)	(0.85)	(0.88)
Year Ended September 30, 2006	$10.64	0.10	(c)	0.78	0.88		(0.11)	(0.19)	(0.30)
Year Ended September 30, 2005	$9.33	(0.01	)(c)	1.32	1.31		— (b)	—	— (b)
Year Ended September 30, 2004	$8.28	(0.05	)(c)	1.10	1.05		—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Amount is less than $0.005.

(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

Class C Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to	Portfolio
End of	sales	Period	average net	to average	average net	turnover
Period	charge)(d)	(000)	assets(e)	net assets(e)	assets*(e)	rate**

$1.00	2.26%	$1	1.45%	2.24%	1.50%	—
$1.00	0.36%	$1	1.39%	2.19%	1.78%	—

$1.00	3.99%	$460	1.48%	3.91%	1.59%	—
$1.00	3.35%	$393	1.48%	3.35%	1.59%	—
$1.00	1.32%	$326	1.49%	1.29%	1.64%	—
$1.00	0.06%	$453	1.20%	0.06%	1.70%	—

$1.00	3.68%	$42	1.47%	3.63%	1.61%	—
$1.00	3.13%	$55	1.45%	3.30%	1.59%	—
$1.00	1.07%	$38	1.50%	1.40%	1.66%	—
$1.00	0.05%	$5	1.02%	0.05%	1.71%	—

$10.51	8.11%	$77	1.10%	2.58%	1.41%	29.58%
$9.93	4.75%	$127	1.08%	2.35%	1.45%	5.69%
$9.73	6.58%	$155	1.20%	1.63%	1.52%	52.50%
$9.27	6.06%	$180	1.44%	0.93%	1.64%	2.47%

$10.81	10.72%	$156	1.11%	1.98%	1.42%	40.05%
$10.10	6.19%	$139	1.10%	1.71%	1.47%	7.33%
$9.69	9.62%	$122	1.25%	0.95%	1.56%	37.83%
$8.91	9.08%	$178	1.49%	0.17%	1.69%	0.17%

$10.92	12.33%	$78	1.11%	1.74%	1.43%	44.48%
$10.05	7.19%	$61	1.11%	1.17%	1.46%	6.26%
$9.52	11.61%	$37	1.26%	0.43%	1.59%	26.22%
$8.56	11.02%	$63	1.50%	(0.23)%	1.73%	0.19%

$11.87	14.13%	$1	1.00%	1.02%	1.25%	48.80%
$11.22	8.44%	$10	1.11%	0.90%	1.48%	1.48%
$10.64	14.15%	$19	1.27%	(0.09)%	1.63%	2.14%
$9.33	12.68%	$85	1.52%	(0.54)%	1.81%	3.10%

For more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
You can get free copies of annual and semi-annual reports and the SAI, Prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
BB&T Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872
Internet: http://www.bbtfunds.com*

*	The Funds’ website is not a part of this Prospectus.
You can review the Funds’ annual and semi-annual reports and SAIs at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request: publicinfo@sec.gov.

•	Free from the SEC’s website at http://www.sec.gov.
Investment Company Act file no. 811-06719.

(BB&T FUNDS LOGO)
Sensible Investing for Generations®
Prospectus
Stock Funds
Large Cap Fund
Mid Cap Value Fund
Mid Cap Growth Fund
Small Cap Fund
International Equity Fund
Special Opportunities Equity Fund
Equity Income Fund
Bond Funds
Taxable Bond Funds
Short U.S. Government Fund
Intermediate U.S. Government Fund
Total Return Bond Fund
Tax-Free Bond Funds
Kentucky Intermediate Tax-Free Fund
Maryland Intermediate Tax-Free Fund
North Carolina Intermediate Tax-Free Fund
South Carolina Intermediate Tax-Free Fund
Virginia Intermediate Tax-Free Fund
West Virginia Intermediate Tax-Free Fund
Money Market Funds
National Tax-Free Money Market Fund
Prime Money Market Fund
U.S. Treasury Money Market Fund
Funds of Funds
Capital Manager Conservative Growth Fund
Capital Manager Moderate Growth Fund
Capital Manager Growth Fund
Capital Manager Equity Fund
Institutional Shares
February 1, 2009
Questions?
Call 1-800-228-1872
or your investment representative.
The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&t Funds	Table of Contents

(LOGO) Risk/Return Summary and Fund Expenses
	[4]	Overview

Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.	[5]	Stock Funds
	[6]	Large Cap Fund
	[10]	Mid Cap Value Fund
	[15]	Mid Cap Growth Fund
	[19]	Small Cap Fund
	[23]	International Equity Fund
	[29]	Special Opportunities Equity Fund
	[33]	Equity Income Fund
	[37]	Bond Funds
	[38]	Short U.S. Government Fund
	[43]	Intermediate U.S. Government Fund
	[48]	Total Return Bond Fund
	[52]	Kentucky Intermediate Tax-Free Fund
	[56]	Maryland Intermediate Tax-Free Fund
	[61]	North Carolina Intermediate Tax-Free Fund
	[66]	So uth Carolina Intermediate Tax-Free Fund
	[71]	Virginia Intermediate Tax-Free Fund
	[76]	West Virginia Intermediate Tax-Free Fund
	[80]	Money Market Funds
	[81]	National Tax-Free Money Market Fund
	[86]	Prime Money Market Fund
	[91]	U.S. Treasury Money Market Fund
	[94]	Funds of Funds
	[95]	Capital Manager Conservative Growth Fund
	[100]	Capital Manager Moderate Growth Fund
	[104]	Capital Manager Growth Fund
	[108]	Capital Manager Equity Fund
(LOGO) Additional Investment Strategies and Risks
Review this section for information on investment strategies and their risks.	[112]	Stock Funds
	[112]	Large Cap Fund
	[112]	Mid Cap Value Fund
	[112]	Mid Cap Growth Fund
	[112]	Small Cap Fund
	[112]	International Equity Fund
	[112]	Special Opportunities Equity Fund
	[112]	Equity Income Fund
	[113]	Bond Funds
	[113]	Short U.S. Government Fund
	[113]	Intermediate U.S. Government Fund
	[113]	Total Return Bond Fund
	[113]	Kentucky Intermediate Tax-Free Fund
	[113]	Maryland Intermediate Tax-Free Fund
	[113]	North Carolina Intermediate Tax-Free Fund
	[114]	South Carolina Intermediate Tax-Free Fund
	[114]	Virginia Intermediate Tax-Free Fund
	[114]	West Virginia Intermediate Tax-Free Fund
	[114]	Money Market Funds
	[114]	National Tax-Free Money Market Fund
	[115]	Prime Money Market Fund
	[116]	Funds of Funds
	[116]	Capital Manager Conservative Growth Fund
	[116]	Capital Manager Moderate Growth Fund
	[116]	Capital Manager Growth Fund
	[116]	Capital Manager Equity Fund
	[118]	Investment Practices
	[123]	Investment Risks

2

(LOGO) Fund Management
Review this section for details on the people and organizations who oversee the Funds.	[126]	The Investment Adviser
	[127]	The Investment Sub-Advisers
	[128]	Portfolio Managers
	[129]	The Administrator and Distributor

(LOGO) Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions	[130]	Choosing a Share Class
	[130]	Pricing of Fund Shares
	[132]	Purchasing and Adding to Your Shares
	[133]	Selling Your Shares
	[134]	General Policies on Selling Shares
	[135]	Exchanging Your Shares
	[136]	Market Timing Policies
	[136]	Dividends, Distributions and Taxes
	[138]	Additional Information About the Funds

(LOGO) Other Information About the Funds
	[140]	Financial Highlights

3

(LOGO) Risk/Return Summary and Fund Expenses	Overview

The Funds	BB&T Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (each a “Fund” and collectively, the “Funds”). The Funds have individual investment goals and strategies. This prospectus provides you with important information about the Institutional Shares of the Stock Funds, the Bond Funds, the Money Market Funds and the Funds of Funds that you should know before investing. Each Fund also offers three additional classes of shares known as Class A, Class B, and Class C Shares which are described in a separate prospectus. Please read this prospectus and keep it for future reference.

Each Fund described in this prospectus is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

Like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Each Fund has its own investment goal and its own strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a manner designed to help the Fund achieve its goal. A portfolio manager’s judgments about the economy, stock markets and companies, as well as a portfolio manager’s selection of investments, may cause a Fund to underperform other funds with similar objectives.

4

(LOGO) Risk/Return Summary and Fund Expenses	Overview

Stock Funds

The Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund and Equity Income Fund (the “Stock Funds”) seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and equity-related securities, principally common stocks.

Who May Want to Invest	Consider investing in the Stock Funds if you are:

• seeking a long-term goal such as retirement

• looking to add a growth component to your portfolio

• willing to accept the risks of investing in the stock markets

The Stock Funds may not be appropriate if you are:

• pursuing a short-term goal or investing emergency reserves

• uncomfortable with an investment that will fluctuate in value

5

Risk/Return Summary and Fund Expenses	Large Cap Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital growth, current income or both, primarily through investment in stocks.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Standard & Poor’s 500® Index (the “S&P 500® Index”).

In managing the Fund, the portfolio manager selects those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine intrinsic value and the fundamental outlook of a particular issuer.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the Statement of Additional Information (“SAI”).

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

6

Risk/Return Summary and Fund Expenses	Large Cap Fund
The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)

(BAR CHART)

-2.22%	6.35%	0.45%	-19.53%	24.02%	12.56%	7.71%	21.46%	-5.97%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/09/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Since 9/30/92.

7

Risk/Return Summary and Fund Expenses	Large Cap Fund
As an investor in the Large Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.74%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.21%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.96%

Fee Waiver or Expense Reimbursement(3)	-0.14%

Net Fund Operating Expenses(3)	0.82%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.60%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

8

Risk/Return Summary and Fund Expenses	Large Cap Fund
Expense Example

	1	3	5	10
Large Cap Fund	Year	Years	Years	Years
Institutional Shares	$84	$292	$517	$1,165
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

9

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term growth of capital by investing the Fund’s assets primarily in equity securities of companies that are considered to be undervalued.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is between $500 million and $20 billion.

In managing the Fund, the portfolio manager attempts to diversify across different economic sectors, selecting those stocks that he believes are undervalued. In choosing individual stocks, the portfolio manager utilizes both a quantitative and qualitative approach to examine the fundamental characteristics of a particular company. Quantitative analysis focuses on businesses with strong cash flow, balance sheet strength, and above average profitability. Qualitative characteristics the portfolio manager looks for include companies with a sustainable competitive advantage and a strong management team focused on creating shareholder value.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap value stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

10

If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

11

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund
The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1, 2)

(BAR CHART)

12.51%	3.39%	5.15%	-13.80%	29.94%	19.69%	11.44%	19.88%	-2.24%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1, 2)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(3)							(8/1/96)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Russell Midcap Value Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Since 7/31/96.

12

Risk/Return Summary and Fund Expenses	Mid Cap Value Fund
As an investor in the Mid Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.74%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.20%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.95%

Fee Waiver or Expense Reimbursement(3)	-0.04%

Net Fund Operating Expenses(3)	0.91%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.70%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
Mid Cap Value Fund	Year	Years	Years	Years
Institutional Shares	$93	$299	$522	$1,163
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

13

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

14

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term growth of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the Russell Midcap® Growth Index and that have an established record of growth and continue to present significant growth potential. In selecting investments for the Fund, the portfolio manager will consider growth factors such as a company’s new products, changes in management, and business restructurings. The portfolio manager will also search for companies that have established records of earnings and sales growth that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the company’s capitalization have attractive price/earnings ratios in relation to a company’s 3- to 5-year earnings per share growth rate; and have stock prices which have outperformed the Russell Midcap® Growth Index over the previous six months. The portfolio manager will attempt to avoid overweighting the Fund’s position on any major market sector (over 10% of the Russell Midcap® Growth Index) beyond 150% of the weighting that sector has in the Russell Midcap® Growth Index.

The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). The portfolio manager may also sell a stock to change the Fund’s weighting in a particular company, industry or sector, or if better opportunities are available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap growth stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk,

15

including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

16

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund
The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell Midcap® Growth Index, an unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and higher forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1, 2)

(BAR CHART)

44.11%	-16.55%	-24.07%	-21.63%	37.18%	17.61%	14.31%	3.84%	33.95%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1, 2)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(3)							(12/1/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Russell Midcap® Growth Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Since 11/30/93.

17

Risk/Return Summary and Fund Expenses	Mid Cap Growth Fund
As an investor in the Mid Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.74%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.20%

Acquired Fund Fees & Expenses (4)	0.03%

Total Fund Operating Expenses	0.97%

Fee Waiver or Expense Reimbursement(3)	-0.04%

Net Fund Operating Expenses(3)	0.93%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.70%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
Mid Cap Growth Fund	Year	Years	Years	Years
Institutional Shares	$95	$305	$532	$1,186

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

18

Risk/Return Summary and Fund Expenses	Small Cap Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies whose capitalization is less than $3 billion and which the portfolio manager believes are under valued and have a favorable outlook.

In managing the Fund’s portfolio, the portfolio manager initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a favorable outlook. In choosing individual stocks, the portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular issuer.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

Investment Style Risk: The possibility that the market segment on which this Fund focuses – small company stocks – will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it

19

receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

20

Risk/Return Summary and Fund Expenses	Small Cap Fund
The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell 2000® Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)

(BAR CHART)

23.77%	9.60%	14.68%	-8.25%	[ ]%
2004	05	06	07	08

     The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception
Institutional Shares(2)					(5/19/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 5/22/03.

21

Risk/Return Summary and Fund Expenses	Small Cap Fund
As an investor in the Small Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	1.00%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.24%

Acquired Fund Fees & Expenses (4)	0.04%

Total Fund Operating Expenses	1.28%

Fee Waiver or Expense Reimbursement(3)	-0.20%

Net Fund Operating Expenses(3)	1.08%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.80%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
Small Cap Fund	Year	Years	Years	Years
Institutional Shares	$110	$386	$683	$1,528
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

22

Risk/Return Summary and Fund Expenses	International Equity Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Fund invests primarily in a diversified portfolio of common stocks, convertible securities, and preferred stocks of foreign issuers. The portfolio managers manage the Fund as a core international equity product and are not constrained by a particular investment style. The portfolio managers invest in both “growth” and “value” securities primarily of mid- to large-capitalization companies. Such companies will have a market capitalization of at least $2.5 billion at the time of purchase. The portfolio managers seek to invest in securities in industries and companies they believe are experiencing favorable demand for their products or services. The portfolio managers screen to identify those companies with above average earnings potential, industry dominance, operating in industries undergoing dramatic change and that are market leaders in developing industries. The portfolio managers may also consider expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth.

The portfolio managers select stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe, Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The portfolio managers concentrate on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The portfolio managers believe that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the portfolio managers use a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. With respect to investments in Japanese securities, the portfolio managers determine the Fund’s exposure using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, while a top-down analysis is used to determine the Fund’s overall exposure to Japan. The portfolio managers may employ a similar combination bottom-up and top-down analysis with respect to investments in securities in large, more advanced emerging markets as these markets develop.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets. Under normal circumstances, the Fund primarily invests in international equity securities. The Fund will also use futures, swaps, and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

23

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — international stocks — will underperform other kinds of investments or market averages.

Foreign Investment Risk: The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. These risks are particularly pronounced for emerging markets.

Emerging Market Risk: Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

More information regarding other risks of derivative instruments is found in the SAI.

24

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

25

Risk/Return Summary and Fund Expenses	International Equity Fund
The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Morgan Stanley Capital International All Country World Index ex US (“ACWI ex US”) Index, a widely recognized, market-capitalization index that is designed to represent the performance of equity markets in the global developed and emerging markets, excluding the United States. Prior to July 2, 2007, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

38.33%	-18.50%	-21.31%	-18.17%	24.38%	16.60%	9.88%	24.10%	10.67%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns (for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(1/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Morgan Stanley Capital International ACWI Index(3) (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index returns are a blend of the Morgan Stanley Capital International EAFE Index from 12/31/96 to 12/31/98 and the Morgan Stanley Capital International ACWI Index since 12/31/98.

(4)	Since 12/31/96.

26

Risk/Return Summary and Fund Expenses	International Equity Fund
As an investor in the International Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	1.00%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.46%

Acquired Fund Fees & Expenses (4)	0.03%

Total Fund Operating Expenses	1.49%

Fee Waiver or Expense Reimbursement(3)	-0.15%

Net Fund Operating Expenses(3)	1.34%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.
(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.85%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
International Equity Fund	Year	Years	Years	Years
Institutional Shares	$136	$456	$799	$1,767

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

27

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

28

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund

Risk/Return Summary

Investment Objective	The Fund seeks long-term capital appreciation.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, including American Depositary Receipts (“ADRs”). The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual stocks, the portfolio manager then uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer.

The Fund may engage in securities lending. In addition, the Fund may engage, to a significant degree, in writing covered call options.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style- focused investments.

Management Risk: The possibility that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

29

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

30

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund
The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

27.78%	4.10%	21.74%	14.11%	[ ] %
2004	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns (for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(6/2/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

S&P® 500 Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Since 5/31/03.

31

Risk/Return Summary and Fund Expenses	Special Opportunities Equity Fund
As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee	0.80%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.19%

Acquired Fund Fees & Expenses (3)	0.01%

Total Fund Operating Expenses	1.00%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.
(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Special Opportunities	1	3	5	10
Equity Fund	Year	Years	Years	Years
Institutional Shares	$102	$318	$552	$1,225
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

32

Risk/Return Summary and Fund Expenses	Equity Income Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital growth and current income.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividend rates, and convertible debt securities and convertible preferred stock, which are convertible into common stock, with favorable long-term fundamental characteristics. The Fund may also invest in U.S. traded equity stocks of foreign companies with similar characteristics, including American Depositary Receipts (“ADRs”). As part of its investment strategy, the Fund may invest in convertible securities that offer above average current yield with participation in underlying equity performance. Because yield is a primary consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the portfolio manager believes to be their long-term investment value.

The Fund may engage in securities lending. In addition, the Fund may engage, to a significant degree, in writing covered call options.

The Fund may also invest in certain other equity and debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Investment Style Risk: The possibility that the market segment on which this Fund focuses – income-producing equities – will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

33

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

34

Risk/Return Summary and Fund Expenses	Equity Income Fund
The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-By-Year Total Returns as of 12/31
for Institutional Shares(1)
[BAR CHART]

11.01%	22.18%	9.82%	[ ] %
2005	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ] %	[ ]
Worst quarter:	[ ] %	[ ]

Average Annual Total Returns (for the periods ended December 31, 2008)(1)

	1 Year		Since Inception

Institutional Shares(2)			(6/30/04)

Return Before Taxes	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%

S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

35

As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee	0.70%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.19%

Acquired Fund Fees & Expenses (3)	0.02%

Total Annual Fund Operating Expenses	0.91%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.
(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

	1	3	5	10
Equity Income Fund	Year	Years	Years	Years
Institutional Shares	$93	$290	$504	$1,120
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

36

Risk/Return Summary and Fund Expenses	Overview

Bond Funds

Taxable Bond Funds	The Short U.S. Government Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund (the “Taxable Bond Funds”) seek current income consistent with the preservation of capital and invest primarily in fixed-income securities such as U.S. government securities or corporate, bank and commercial obligations.

Who May Want to Invest	Consider investing in the Taxable Bond Funds if you are:
• looking to add a monthly income component to your portfolio
• willing to accept the risks of price and dividend fluctuations

The Taxable Bond Funds may not be appropriate if you are:
• investing emergency reserves
• uncomfortable with an investment that will fluctuate in value

Tax-Free Bond Funds	The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund (the “Tax-Free Bond Funds”) seek tax-exempt income and invest primarily in municipal securities which are exempt from federal and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income taxes, respectively.

Who May Want to Invest	Consider investing in the Tax-Free Bond Funds if you are:
• looking to add a monthly income component to your portfolio
• seeking monthly federal and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia tax-exempt dividends, as applicable
• willing to accept the risks of price and dividend fluctuations

The Tax-Free Bond Funds may not be appropriate if you are:
• investing through a tax-exempt retirement plan
• uncomfortable with an investment that will fluctuate in value
• investing emergency reserves

37

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income consistent with the preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or are determined by the portfolio manager to be of comparable quality) collateralized mortgage obligations (“CMOs”). The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies. The duration range of the Fund will be from 1.0 to 3.5 years.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund’s holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer- term bonds.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

38

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

U.S. Government Agency Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

39

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund
The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

1.42%	8.43%	6.77%	5.90%	1.23%	0.98%	1.43%	3.85%	5.99%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(11/30/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

40

Risk/Return Summary and Fund Expenses	Short U.S. Government Fund
As an investor in the Short U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.20%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.81%

Fee Waiver or Expense Reimbursement(3)	-0.15%

Net Fund Operating Expenses(3)	0.66%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Short U.S.	1	3	5	10
Government Fund	Year	Years	Years	Years
Institutional Shares	$67	$244	$435	$988

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

41

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

42

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income consistent with the preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by an NRSRO or are determined by the portfolio manager to be of comparable quality) collateralized mortgage obligations (“CMOs”).

The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund’s holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating the greater its credit risk.

U.S. Government Agency Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in

43

the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

44

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

-2.28%	12.17%	6.41%	10.75%	2.17%	2.35%	1.89%	4.32%	6.90%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/9/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers U.S. Government/Mortgage Bond Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 9/30/92.

45

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
As an investor in the Intermediate U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.20%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.81%

Fee Waiver or Expense Reimbursement(3)	-0.12%

Net Fund Operating Expenses(3)	0.69%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.48%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

46

Risk/Return Summary and Fund Expenses	Intermediate U.S. Government Fund
Expense Example

	1	3	5	10
Intermediate U.S. Government Fund	Year	Years	Years	Years
Institutional Shares	$70	$247	$438	$991
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

47

Risk/Return Summary and Fund Expenses	Total Return Bond Fund

Risk/Return Summary

Investment Objective	The Fund seeks a high level of current income and a competitive total return.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities, and convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality) corporate bonds. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and/or foreign and emerging market bonds.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager employs a proprietary regression model which provides an indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve analysis are considered. Sector weightings are driven by a combination of the firm’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The Fund may engage in securities lending.

The Fund may also invest in certain other debt securities and certain derivatives in addition to those investments described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

48

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Market Risk: Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. [Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.]

More information regarding other risks of derivative instruments is found in the SAI.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

49

Risk/Return Summary and Fund Expenses	Total Return Bond Fund
The chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance over time to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

10.5%	7.23%	7.88%	7.01%	4.01%	1.79%	4.31%	6.34%	[ ]%
2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:							[ ]%	[ ]
Worst quarter:							[ ]%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(12/2/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers U.S. Aggregate Index (reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 11/30/99.

50

Risk/Return Summary and Fund Expenses	Total Return Bond Fund
As an investor in the Total Return Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.18%

Total Fund Operating Expenses	0.78%

Fee Waiver or Expense Reimbursement(3)	-0.12%

Net Fund Operating Expenses(3)	0.66%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.48%] for the period from [February 1, 2009 through January 31, 2010].

Expense Example

	1	3	5	10
Total Return Bond Fund	Year	Years	Years	Years
Institutional Shares	$67	$237	$421	$955

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

51

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Kentucky income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the Commonwealth of Kentucky and its political subdivisions, that provide income exempt from both federal income tax and Kentucky income tax. The Fund invests in Kentucky municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Kentucky and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying obligor will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is

52

increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
“Additional Investment Strategies and Risks” on page [112] or consult the SAI.

53

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund
The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

2.34%	1.38%	4.25%	3.81%	[ ]%
2004	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(2/24/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 2/28/03.

54

Risk/Return Summary and Fund Expenses	Kentucky Intermediate Tax-Free Fund
As an investor in the Kentucky Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.24%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.85%

Fee Waiver or Expense Reimbursement(3)	-0.20%

Net Fund Operating Expenses(3)	0.65%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.40%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Kentucky Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$66	$251	$452	$1,030

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

55

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Maryland income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of Maryland and its political subdivisions, that provide income exempt from both federal personal income tax and Maryland personal income tax. The Fund invests in Maryland municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Maryland and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is

56

increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

57

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

2.39%	1.62%	4.34%	4.67%	[ ]%
2004	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(2/24/03)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 2/28/03.

58

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
As an investor in the Maryland Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.24%

Acquired Fund Fees and Expenses(4)	0.03%

Total Fund Operating Expenses	0.87%

Fee Waiver or Expense Reimbursement(3)	-0.30%

Net Fund Operating Expenses(3)	0.57%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.30%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

59

Risk/Return Summary and Fund Expenses	Maryland Intermediate Tax-Free Fund
Expense Example

Maryland Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$58	$248	$453	$1,045

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

60

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and North Carolina income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of North Carolina and its political subdivisions, that provide income exempt from both federal personal income tax and North Carolina personal income tax. The Fund invests in North Carolina municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by North Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest

61

rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

62

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
The chart and table on this page show how the North Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

-2.06%	9.43%	4.80%	9.07%	3.30%	2.28%	1.66%	4.26%	4.22%	[ ]%
99	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/16/92)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index
(reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 10/31/92.

63

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
As an investor in the North Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.19%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.80%

Fee Waiver or Expense Reimbursement(3)	-0.15%

Net Fund Operating Expenses(3)	0.65%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

64

Risk/Return Summary and Fund Expenses	North Carolina Intermediate Tax-Free Fund
Expense Example

North Carolina Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$66	$240	$429	$976

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

65

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and South Carolina income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in municipal securities of the State of South Carolina and its political subdivisions that provide income exempt from both federal personal income tax and South Carolina personal income tax. The Fund invests in South Carolina municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by South Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

66

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

67

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
The chart and table on this page show how the South Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

-2.62%	9.51%	4.84%	9.28%	3.82%	2.71%	1.49%	3.67%	3.82%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/20/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index
(reflects no deductions for fees, expenses or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 10/31/97.

68

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
As an investor in the South Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.26%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.87%

Fee Waiver or Expense Reimbursement(3)	-0.15%

Net Fund Operating Expenses(3)	0.72%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

69

Risk/Return Summary and Fund Expenses	South Carolina Intermediate Tax-Free Fund
Expense Example

South Carolina Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$74	$263	$468	$1,059

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

70

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and Virginia income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions,

primarily in municipal securities of the Commonwealth of Virginia and its political subdivisions that provide income exempt from both federal personal income tax and Virginia personal income tax. The Fund invests in Virginia municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

71

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

72

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
The chart and table on this page show how the Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

9.88%	4.63%	9.02%	3.53%	2.26%	1.53%	3.78%	4.35%	[ ]%
2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(5/17/99)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. For current performance information including the Fund’s 30-day yield, call 1-800-228-1872.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 5/31/99.

73

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
As an investor in the Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.60%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.19%

Acquired Fund Fees & Expenses (4)	0.01%

Total Fund Operating Expenses	0.80%

Fee Waiver or Expense Reimbursement(3)	-0.15%

Net Fund Operating Expenses(3)	0.65%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.45%] for the period from [February 1, 2009 through January 31, 2010].

(4)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

74

Risk/Return Summary and Fund Expenses	Virginia Intermediate Tax-Free Fund
Expense Example

Virginia Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$66	$240	$429	$976

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

75

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income exempt from federal and West Virginia income taxes consistent with preservation of capital.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions,

primarily in municipal securities of West Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West Virginia personal income tax. The Fund invests in West Virginia municipal securities only if they are “investment grade” (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund may engage in securities lending.

The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities, including securities issued by U.S. territories, in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

State-Specific Risk: By concentrating its investments in securities issued by West Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more geographically diversified.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

Estimated Maturity Risk: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

76

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

77

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund
The chart and table on this page show how the West Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1, 2)
(BAR CHART)

-3.27%	11.62%	4.03%	9.14%	4.13%	2.55%	2.22%	4.52%	3.50%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1, 2)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(3)							(12/1/93)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Lehman Brothers 7-Year Municipal Bond Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(4)

(1)	Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund’s 30 day yield, call 1-800-228-1872.

(2)	Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Since 11/30/93.

78

Risk/Return Summary and Fund Expenses	West Virginia Intermediate Tax-Free Fund
As an investor in the West Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee	0.45%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.21%

Acquired Fund Fees & Expenses (3)	0.01%

Total Fund Operating Expenses	0.67%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

West Virginia Intermediate	1	3	5	10
Tax-Free Fund	Year	Years	Years	Years
Institutional Shares	$68	$214	$373	$835

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

79

Risk/Return Summary and Fund Expenses	Overview

Money Market Funds

The National Tax-Free Money Market Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund (the “Money Market Funds”) seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Money Market Funds seek to maintain a stable price of $1.00 per share.

Who May Want to Invest	Consider investing in the Money Market Funds if you are:

•	seeking preservation of capital

•	investing short-term reserves

•	willing to accept lower potential returns in exchange for a higher degree of safety

The Money Market Funds may not be appropriate if you are:

•	seeking high total return

•	pursuing a long-term goal or investing for retirement

80

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a portfolio of short-term, high-quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax.

The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Counter-Party Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

[Prepayment/Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.]

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund

81

seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

82

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
The chart and table on this page show how the National Tax-Free Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

3.31%	[ ]%
2007	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

Since Inception
	1 Year		(8/1/06)

Institutional Shares	[ ]	%	[ ] %

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.
As of December 31, 2008, the Fund’s 7-day yield for Institutional Shares was [  ]%. Without fee waivers and expense reimbursements, the Fund’s yield would have been [  ]% for this time period. For current yield information on the Fund, call 1-800-228-1872.

83

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses (fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses (fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.25%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.21%

Total Annual Fund Operating Expenses	0.46%

Fee Waiver or Expense/Reimbursement(3)	-0.05%

Total Fund Operating Expenses(3)	0.41%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.20%] for the period from [February 1, 2009 through January 31, 2010].

84

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
Expense Example

National Tax-Free	1	3	5	10
Money Market Fund	Year	Years	Years	Years
Institutional Shares	$42	$143	$253	$574

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

85

Risk/Return Summary and Fund Expenses	Prime Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests only in U.S. dollar-denominated, “high-quality” short-term debt securities, including the following:

•	Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

•	“High quality” commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay on demand;

•	Asset-backed securities;

•	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts;

•	Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

•	Funding agreements issued by highly-rated U.S. insurance companies;

•	Securities issued or guaranteed by state or local government bodies; and

•	Repurchase agreements relating to the above instruments.

“High-quality” debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Corporation and “P-1” or “P-2” by Moody’s Investors Service, Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

When selecting securities for the Fund’s portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risk:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

86

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about this risk, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

87

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

4.75%	6.00%	3.80%	1.38%	0.72%	0.93%	2.89%	4.72%	4.98%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]	%
Worst quarter:	[ ]	%	[ ]	%

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

Since Inception
Prime Money Market Fund	1 Year		5 Years		10 Years		(10/1/97)

Institutional Shares	[ ]	%	[ ]	%	[ ]	%	[ ] %

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.
As of December 31, 2008, the Fund’s 7-day yield for Institutional Shares was [ ]%. Without fee waivers and expense reimbursements, the Fund’s yield would have been [ ]% for this time period. For current yield information on the Fund, call 1-800-228-1872.
As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

88

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
Fees and Expenses

Institutional
Shareholder Transaction Expenses (fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Institutional
Annual Fund Operating Expenses (fees paid from Fund assets)	Shares
Management Fee(3)	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.18%

Total Fund Operating Expenses	0.58%

Fee Waiver or Expense Reimbursement(3)	-0.12%

Net Fund Operating Expenses(3)	0.46%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.28%] for the period from [February 1, 2009 through January 31, 2010].

89

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
Expense Example

Prime Money Market	1	3	5	10
Fund	Year	Years	Years	Years
Institutional Shares	$47	$174	$312	$714

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

90

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

Principal Investment Strategies	To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury (“U.S. Treasury Securities”), and repurchase agreements collateralized by U.S. Treasury Securities.

In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risk:

Interest Rate Risk: The possibility that the Fund’s yield will decrease due to a decrease in interest rates or that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about this risk, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

91

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

4.41%	5.66%	3.54%	1.19%	0.52%	0.79%	2.63%	4.52%	4.46%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

Since Inception
	1 Year		5 Years		10 Years		(10/5/92)

Institutional Shares	[ ]	%	[ ]	%	[ ]	%	[ ] %

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.
As of December 31, 2008, the Fund’s 7-day yield for Institutional Shares was [  ]%. Without fee waivers and expense reimbursements, the Fund’s yield would have been [  ]% for this time period. For current yield information on the Fund, call 1-800-228-1872.

92

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.18%

Total Fund Operating Expenses	0.58%

Fee Waiver or Expense Reimbursement(3)	-0.14%

Net Fund Operating Expenses(3)	0.44%

(1)	Participating banks or other financial institutions may charge their customer’s account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.26%] for the period from [February 1, 2009 through January 31, 2010].

Expense Example

U.S. Treasury Money	1	3	5	10
Market Fund	Year	Years	Years	Years
Institutional Shares	$45	$172	$310	$712
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

93

Risk/Return Summary and Fund Expenses	Overview

Funds of Funds

The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (the “Funds of Funds”) invest in Institutional Shares of the BB&T Funds described earlier in this Prospectus and in other open-end and closed-end investment companies (including exchange-traded funds) that are not part of the BB&T Funds group of investment companies.

Who May Want to Invest	Consider investing in the Funds of Funds if you are:

•	seeking to spread your investment among many different mutual funds that match your goals in one simple package

•	seeking investment professionals to select and maintain a portfolio of mutual funds for you

•	seeking the benefits of asset allocation and multiple levels of risk reducing diversification

The Funds of Funds may not be appropriate if you are:

•	pursuing a short-term goal or investing emergency reserves

•	uncomfortable with an investment that will fluctuate in value

94

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest mainly in equity and fixed-income securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and by the Fund’s investment objective.

The Fund will invest 25% to 55% of its total assets in Underlying Funds which invest mainly in equity securities, 45% to 75% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 20% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Fixed Income Funds: The Fund invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

95

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Equity Funds: The Fund also invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

96

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund
The chart and table on this page shows how the Capital Manager Conservative Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)

6.28%	3.41%	-3.15%	-6.39%	12.78%	6.56%	3.88%	9.03%	4.34%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

Lehman Brothers Intermediate Government Bond Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 9/30/97.

97

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund
As an investor in the Capital Manager Conservative Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.25%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses(3)	0.10%

Acquired Fund Fees and Expenses(4)	0.72%

Total Fund Operating Expenses(3)	1.07%

Fee Waiver or Expense Reimbursement(3)	-0.25%

Net Fund Operating Expenses(3)	0.82%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010].

(4)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

98

Risk/Return Summary and Fund Expenses	Capital Manager Conservative Growth Fund
Expense Example

Capital Manager	1	3	5	10
Conservative Growth Fund	Year	Years	Years	Years
Institutional Shares	$84	$316	$566	$1,283
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

99

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund

Investment Objective	The Fund seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T Funds which invest mainly in equity and fixed-income securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest 45% to 75% of its total assets in Underlying Funds which invest mainly in equity securities, 25% to 55% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 15% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

100

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

101

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund
The chart and table on this page shows how the Capital Manager Moderate Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

10.61%	0.28%	-6.98%	-12.92%	18.09%	8.76%	4.90%	11.99%	2.97%	[ ]%
1999	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

Lehman Brothers Intermediate Government Bond Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 9/30/97.

102

Risk/Return Summary and Fund Expenses	Capital Manager Moderate Growth Fund
As an investor in the Capital Manager Moderate Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.25%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses(3)	0.11%

Acquired Fund Fees and Expenses(4)	0.78%

Total Fund Operating Expenses(3)	1.14%

Fee Waiver or Expense Reimbursement(3)	-0.25%

Net Fund Operating Expenses(3)	0.89%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010].

(4)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Capital Manager	1	3	5	10
Moderate Growth Fund	Year	Years	Years	Years
Institutional Shares	$91	$337	$603	$1,364
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

103

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest mainly in equity securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest 60% to 90% of its total assets in Underlying Funds which invest mainly in equity securities, 10% to 40% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market

104

segment on which a Fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

105

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund
The chart and table on this page shows how the Capital Manager Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

14.14%	-1.66%	-11.41%	-17.85%	21.80%	10.25%	5.69%	13.48%	2.41%	[ ]%
99	2000	01	02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		10 Years		Since Inception

Institutional Shares(2)							(10/2/97)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

Lehman Brothers Intermediate Government Bond Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 9/30/97.

106

Risk/Return Summary and Fund Expenses	Capital Manager Growth Fund
As an investor in the Capital Manager Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Institutional
(fees paid by you directly)(1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Institutional
(fees paid from Fund assets)	Shares
Management Fee(3)	0.25%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses(3)	0.11%

Acquired Fund Fees and Expenses(4)	0.82%

Total Fund Operating Expenses(3)	1.18%

Fee Waiver or Expense Reimbursement(3)	-0.25%

Net Fund Operating Expenses(3)	0.93%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010]. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements.

(4)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Capital Manager	1	3	5	10
Growth Fund	Year	Years	Years	Years
Institutional Shares	$95	$350	$625	$1,410
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

107

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund

Risk/Return Summary

Investment Objective	The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest mainly in equity securities.

Principal Investment Strategies	To pursue this goal, under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. The Fund will invest in Underlying Funds to the extent permitted by the 1940 Act and by the Fund’s investment objective.

The Fund will invest up to 100% of its total assets in Underlying Funds which invest mainly in equity securities and up to 10% of its total assets in Underlying Funds which invest mainly in fixed-income securities (including investment grade and high yield bonds and floating rate securities) and money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T Funds group of investment companies are described earlier in this Prospectus.

For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Investing in Mutual Funds: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Funds: The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity Funds may also be

108

subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

Fixed Income Funds: The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see “Additional Investment Strategies and Risks” on page [112] or consult the SAI.

109

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund
The chart and table on this page shows how the Capital Manager Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the S&P 500® Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares(1)
(BAR CHART)

-21.30%	24.49%	11.64%	7.12%	15.50%	1.48%	[ ]%
02	03	04	05	06	07	08

The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]

Average Annual Total Returns
(for the periods ended December 31, 2008)(1)

	1 Year		5 Years		Since Inception

Institutional Shares(2)					(3/19/01)

Return Before Taxes	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%(3)

(1)	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Since 3/31/01.

110

Risk/Return Summary and Fund Expenses	Capital Manager Equity Fund
As an investor in the Capital Manager Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses
(fees paid by you directly)(1)	Institutional Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses
(fees paid from Fund assets)	Institutional Shares
Management Fee(3)	0.25%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses(3)	0.14%

Acquired Fund Fees and Expenses(4)	0.87%

Total Fund Operating Expenses(3)	1.26%

Fee Waiver or Expense Reimbursement(3)	-0.25%

Net Fund Operating Expenses(3)	1.01%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.00%] for the period from [February 1, 2009 through January 31, 2010].

(4)	The expenses associated with investing in the Fund may be higher than those for mutual funds that do not invest primarily in investment company securities because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. Acquired Fund Fees and Expenses reflects the aggregate amount of the total fund operating expenses of acquired investment company securities and related transaction fees paid by the Fund. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Expense Example

Capital Manager	1	3	5	10
Equity Fund	Year	Years	Years	Years
Institutional Shares	$103	$375	$668	$1,501
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.

111

(GRAPHIC) Additional Investment Strategies and Risks
STOCK FUNDS
Large Cap Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of large companies. This policy will not be changed without 60 days’ advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500® Index. These securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Mid Cap Value Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days’ advance notice to shareholders. With respect to the Mid Cap Value Fund, middle capitalization companies are those companies with market capitalizations between $1 billion and $20 billion at the time of purchase. The securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Mid Cap Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the securities of middle capitalization companies. This policy will not be changed without 60 days’ advance notice to shareholders. With respect to the Mid Cap Growth Fund, middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap® Growth Index. The securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.
Small Cap Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days’ advance notice to shareholders.
International Equity Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.
The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.
From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom.
The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) issued by sponsored or unsponsored facilities.
The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.
The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.
Special Opportunities Equity Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders. The securities may include common stock, preferred stock, warrants, ADRs, or debt instruments that are convertible to common stock.
Equity Income Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.

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All Stock Funds (except the International Equity Fund): Foreign Securities. Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets (or 50% of the value of its total assets for the Special Opportunities Equity Fund and Equity Income Fund).
BOND FUNDS
Short U.S. Government Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days’ advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
Intermediate U.S. Government Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days’ advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
Total Return Bond Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days’ advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.
The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.
All Taxable Bond Funds. Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody’s or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.
Kentucky Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Kentucky personal income tax (“Kentucky Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky Tax-Exempt Obligations to over 20% of its total assets.
Maryland Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Maryland personal income tax (“Maryland Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland Tax-Exempt Obligations to over 20% of its total assets.

113

North Carolina Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and North Carolina personal income tax (“North Carolina Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina Tax-Exempt Obligations to over 20% of its total assets.
South Carolina Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and South Carolina personal income tax (“South Carolina Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina Tax-Exempt Obligations to over 20% of its total assets.
Virginia Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and Virginia personal income tax (“Virginia Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia Tax-Exempt Obligations to over 20% of its total assets.
West Virginia Intermediate Tax-Free Fund. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax and West Virginia personal income tax (“West Virginia Tax-Exempt Obligations”).
For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia Tax-Exempt Obligations to over 20% of its total assets.
All Tax-Free Bond Funds. Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.
Temporary Defensive Measures. If deemed appropriate under the circumstances, each Fund may invest in cash or securities subject to federal income tax. This may cause a Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
All Bond Funds: Portfolio Maturity. Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund’s weighted average portfolio maturity, the effective maturity of these securities will be used.
MONEY MARKET FUNDS
National Tax-Free Money Market Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal income tax. This policy may not be changed without shareholder approval.
The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

114

The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the 1940 Act. Eligible Securities include:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

•	Securities that are issued or guaranteed by a person with such ratings;

•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
Temporary Defensive Measures. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
Prime Money Market Fund. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.
The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

•	Securities that are issued or guaranteed by a person with such ratings;

•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

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FUNDS OF FUNDS
The Funds of Funds’ net asset values will fluctuate with changes in the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.
With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.
Capital Manager Equity Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in Underlying Funds that invest mainly in equity securities. This policy will not be changed without 60 days’ advance notice to shareholders.
All Stock Funds, Bond Funds and the National Tax-Free Money Market Fund
For purposes of the Funds’ 80% policies, the Funds will “look-through” investments in investment companies, such as iShares®, and will include such investments in their respective percentage totals.
All Stock Funds, Bond Funds and Funds of Funds
Temporary Defensive Measures. If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of each Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.
All Funds
Fundamental Policies. Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

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Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

Guaranteed
	Asset-Backed		Convertible	Delayed			Forward Foreign	Investment	High-Yield/High-Risk		Investment Company	Investment Grade
BB&T Funds	Securities	Common Stock	Securities	Delivery/When-Issueds	Derivatives	Emerging Markets	Currency Contracts	Contracts	Debt Securities	Illiquid Securities	Securities	Bonds
Stock Funds
Large Cap Fund	X	X	X	X	X			X	X	X	X	X
Mid Cap Value Fund	X	X	X	X	X			X	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X			X	X	X	X	X
Small Cap Fund	X	X	X	X	X			X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X	X	X	X	X	X
Special Opportunities Equity Fund	X	X	X	X	X			X	X	X	X	X
Equity Income Fund	X	X	X	X	X			X	X	X	X	X
Bond Funds
Short U.S. Government Fund	X			X	X			X		X	X	X
Intermediate U.S. Government Fund	X			X	X			X		X	X	X
Total Return Bond Fund	X	X	X	X	X	X		X	X	X	X	X
Kentucky Intermediate Tax-Free Fund	X			X	X					X	X	X
Maryland Intermediate Tax-Free Fund	X			X	X					X	X	X
North Carolina Intermediate Tax-Free Fund	X			X	X					X	X	X
South Carolina Intermediate Tax-Free Fund	X			X	X					X	X	X
Virginia Intermediate Tax-Free Fund	X			X	X					X	X	X
West Virginia Intermediate Tax-Free Fund	X			X	X					X	X	X
Money Market Funds
National Tax-Free Money Market Fund				X				X		X	X
Prime Money Market Fund	X			X				X		X	X
U.S. Treasury Money Market Fund											X
Funds of Funds
Capital Manager Conservative Growth Fund				X							X
Capital Manager Moderate Growth Fund				X							X
Capital Manager Growth Fund				X							X
Capital Manager Equity Fund				X							X

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						Real Estate								Variable and
Money Market	Mortgage-Backed	Mortgage Dollar		Non-U.S. Traded		Investment Trusts	Restricted	Reverse Repurchase		Trust Preferred	U.S. Government	U.S. Traded Foreign	U.S. Treasury	Floating Rate		Zero-Coupon Debt
Instruments	Securities	Rolls	Municipal Securities	Foreign Securities	Preferred Stocks	(REITs)	Securities	Agreements	Securities Lending	Securities	Agency Securities	Securities	Obligations	Instruments	Warrants	Obligations
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X

X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X

X	X	X	X				X	X	X		X		X			X
X	X	X	X				X	X	X		X		X			X
X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X		X	X		X
X	X	X	X				X	X	X		X	X	X	X		X
X									X				X			X

X							X				X		X
X							X				X		X
X							X				X		X
X							X				X		X

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Additional Information about the Funds’ Investments
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.
Common Stock: Shares of ownership of a company.
Convertible Securities: Bonds or preferred stock that convert to common stock.
Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund’s obligations under these commitments will not exceed 25% of its total assets.
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options.
Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.
Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.
Structured Products: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.
Swaps: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.
Emerging Markets: Securities issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.
Foreign Securities — Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.
European Depositary Receipts (“EDRs”): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.
Global Depositary Receipts (“GDRs”): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.
Foreign Securities — U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.
American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

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Yankee Bonds, Notes, and Similar Debt Obligations: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.
Canada Bonds: Issued by Canadian provinces.
Sovereign Bonds: Issued by the government of a foreign country.
Supranational Bonds: Issued by supranational entities, such as the World Bank and European Investment Bank.
Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.
Guaranteed Investment Contracts: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.
High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”
Illiquid Securities: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Investment Company Securities: Shares of investment companies. The Stock and Bond Funds, each respectively, may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). These investment companies may include shares of other investment companies for which the Adviser to a Fund or any of its affiliates serves as investment adviser or distributor. The Money Market Funds may only invest in shares of other money market funds. The Funds of Funds may invest in Underlying Funds to the extent permitted by applicable law or exemptive relief obtained from the SEC and in accordance with the Fund’s investment objective and strategies. The Funds of Funds’ investments in Underlying Funds that are part of the BB&T Funds group of investment companies will exceed the 3-5-10 Limitations and the Funds of Funds’ investments in Underlying Funds that are not part of the BB&T Funds group of investment companies may exceed these limitations to the extent permitted by applicable law or exemptive relief obtained from the SEC. Notwithstanding the foregoing, pursuant to exemptive rules under the 1940 Act, each Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.
Exchange-Traded Funds (“ETFs”): ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Funds must comply with the 3-5-10 Limitations described above, except that the Funds may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.
Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Adviser.
Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances,

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demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated “A-1” or “A-2” by S&P and “P-1” or “P-2” by Moody’s), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.
Certificates of Deposit: Negotiable instruments with a stated maturity.
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.
Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.
Mortgage Dollar Rolls: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.
There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
Stand-by Commitments: Contract where a dealer agrees to purchase at a fund’s option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.
Real Estate Investment Trusts (“REITS”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

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Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets, plus the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.
Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.
U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.
Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.
Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.
Zero-Coupon Debt Obligations: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Risk/Return Summary and Fund Expenses.” Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.
Emerging Markets Risk. The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Estimated Maturity Risk. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.
ETF Risk. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an

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ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.
Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.
Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.
Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.
Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.
Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.
Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Options Risk. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that

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could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, a Fund’s access to other assets held to cover the options positions could also be impaired. A Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.
As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.
Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.
Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.
Sector Risk. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.
Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Small Company Risk. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may

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not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.
Tax Risk. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.
U.S. Government Agency Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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(GRAPHIC)                     Fund Management
The Investment Adviser
BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates over 1,500 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.
In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of September 30, 2008, BB&T Asset Management had approximately $17.1 billion in assets under management.
The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds’ Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Such relief will be sought only with respect to unaffiliated sub-advisers. Once filed, there is no guarantee that the SEC will grant exemptive relief.
Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment programs.
Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate sub-adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the sub-adviser in return for its services.
For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2008:

Percentage of average net
assets for the fiscal year
ended 09/30/08
Large Cap Fund	0.68%
Mid Cap Value Fund	0.69%
Mid Cap Growth Fund	0.70%
Small Cap Fund	0.79%
International Equity Fund	0.85%
Special Opportunities Equity Fund	0.80%
Equity Income Fund	0.70%
Short U.S. Government Fund	0.45%
Intermediate U.S. Government Fund	0.47%
Total Return Bond Fund	0.48%
Kentucky Intermediate Tax Free Fund	0.40%
Maryland Intermediate Tax Free Fund	0.30%
North Carolina Intermediate Tax-Free Fund	0.45%
South Carolina Intermediate Tax-Free Fund	0.45%
Virginia Intermediate Tax-Free Fund	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%

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Percentage of average net
assets for the fiscal year
ended 09/30/08
National Tax-Free Money Market Fund	0.19%
Prime Money Market Fund	0.28%
U.S. Treasury Money Market Fund	0.26%
Capital Manager Conservative Growth Fund	0.00%
Capital Manager Moderate Growth Fund	0.00%
Capital Manager Growth Fund	0.00%
Capital Manager Equity Fund	0.00%
A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with Artio Global Management LLC (“Artio Global”), Scott & Stringfellow, Inc. (“Scott & Stringfellow”), Federated Investment Management Company (“Federated IMC”), and Sterling Capital Management LLC (“Sterling Capital”) is available in the Funds’ annual report to shareholders for the period ended September 30, 2008.
The Investment Sub-Advisers
International Equity Fund. Artio Global (formerly Julius Baer Investment Management LLC (“JBIM”)) serves as the sub-adviser to the International Equity Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Artio Global Sub-Advisory Agreement”). Under the Artio Global Sub-Advisory Agreement, Artio Global manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund’s securities, subject to the general supervision of the BB&T Funds Board of Trustees and BB&T Asset Management and in accordance with the Fund’s investment objective.
Artio Global, located at 330 Madison Avenue, New York, NY 10017, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of December 31, 2008, Artio Global had approximately $[      ] billion in assets under management.
JBIM served as sub-adviser to the International Equity Fund from July 2, 2007 until June 16, 2008, under a sub-advisory agreement between JBIM and BB&T Asset Management. This sub-advisory agreement was expected to terminate by virtue of statutory assignment due to a potential change of control of Artio Global.
Special Opportunities Equity Fund and Equity Income Fund. Scott & Stringfellow serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Scott & Stringfellow Sub-Advisory Agreement”). Under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ investment objectives.
Scott & Stringfellow’s address is: 909 E. Main Street, Richmond, VA 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2008, Scott & Stringfellow had over $[ ] in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.
National Tax-Free Money Market Fund and Prime Money Market Fund. Federated IMC serves as the sub-adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Federated IMC Sub-Advisory Agreement”). Under the Federated IMC Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of the BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ investment objective, policies and restrictions.
Federated IMC’s address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 225 mutual funds and separate accounts, which totaled approximately $[ ] in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately [1,270] employees.
Mid Cap Value Fund and Total Return Bond Fund. Sterling Capital serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Sterling Capital

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Sub-Advisory Agreement”) . Under the Sterling Capital Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds’ securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds’ written investment restrictions.
Sterling Capital’s address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of December 31, 2008, Sterling Capital had approximately $[     ] in assets under management.
Portfolio Managers
Large Cap Fund. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.
Mid Cap Value Fund. Timothy P. Beyer, CFA, has been the Portfolio Manager and/or Co-Portfolio Manager of the BB&T Mid Cap Value Fund since July 2005.
Mr. Beyer joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.
Mid Cap Growth Fund and Small Cap Fund. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception and the Small Cap Fund since February 2008. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and Portfolio Manager with the Adviser. He has been with the Adviser and its predecessors since 1984.
International Equity Fund. Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity with Artio Global. Mr. Younes has been a Managing Director of Artio Global since 2001. From 1993 to 2000, he was a Portfolio Manager at Bank Julius Baer & Co. Ltd. Mr. Younes has been responsible for management of the International Equity Fund since July 2007. He is primarily responsible for the day-to-day management of the International Equity Fund and serves as Lead Portfolio Manager.
Richard Charles Pell has been a Managing Director and Chief Investment Officer at Artio Global since 2000, and assumed the role of Chief Executive Officer in December 2007. He was a Senior Vice President at Bank Julius Baer & Co. Ltd. From 1995 until 2000. He has been responsible for management of the International Equity Fund since July 2007. Mr. Pell also is primarily responsible for the day-to-day management of the International Equity Fund.
Special Opportunities Equity Fund and Equity Income Fund. George F. Shipp, CFA, has been the Portfolio Manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.
Short U.S. Government Fund. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund and U.S. Treasury Money Market Fund since 1994 and 1998, respectively. Mr. McNair is a Senior Vice President and Portfolio Manager with the Adviser.
Intermediate U.S. Government Fund. Brad D. Eppard, CFA, has been the Portfolio Manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and Portfolio Manager with the Adviser, positions which he has held since July 2003.
Total Return Bond Fund. Mark Montgomery, CFA, has been Portfolio Manager of the BB&T Total Return Bond Fund since January 2008. Mr. Montgomery is a Managing Director, Fixed Income Portfolio Manager and head of Sterling

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Capital’s fixed income team. He worked for seven years in The Vanguard Group’s long-term and high-yield municipal portfolio management team before joining Sterling Capital in 1997.
Tax-Free Bond Funds. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income with the Adviser. He has been with the Adviser and its predecessors since February 2000.
Funds of Funds. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.
Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.
Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income with the Adviser. He has been with the Adviser and its predecessors since February 2000.
Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.
Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.
Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in Funds for which they are portfolio manager is available in the SAI.
The Administrator and Distributor
BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.), 301 Bellevue Parkway, Wilmington, DE 19809, serves as each Fund’s sub-administrator.
BB&T AM Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406 serves as the principal underwriter of each Fund’s shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.
The SAI has more detailed information about the Investment Adviser and other service providers.

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Shareholder Information
Choosing a Share Class
BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Institutional Shares, is offered in this Prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. Not all Funds of classes may be available for purchase in your state. The following are some of the main characteristics of the Institutional Shares:
Institutional Shares
•	No sales charges.

•	No distribution and shareholder service (12b-1) fees.

•	Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,500,000 or more; or to employees of BB&T Asset Management.

Investment Amounts
The minimum initial investment in Institutional Shares of the Funds offered by this Prospectus is $1,500,000. An Institutional shareholder’s minimum investment cannot be calculated by combining all accounts he/she maintains with BB&T Funds — rather, the shareholder must meet the minimum amount for each Fund in which he/she wishes to invest. Investors and employees of BB&T Asset Management purchasing Shares through Branch Banking and Trust Company, its affiliates or other financial service providers approved by the Distributor are not subject to a minimum initial investment requirement.
For actual past expenses of the Institutional Shares, see the fund-by-fund information earlier in this Prospectus.
The Funds also offer Class A, Class B, and Class C Shares, each of which has its own expense structure. Class A, Class B, and Class C Shares are available to investors who are fiduciary clients of Branch Banking and Trust Company and who are not otherwise eligible for Institutional Shares. Call the Funds for more information (see back cover of this Prospectus).
Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.
Pricing of Fund Shares
How NAV is Calculated
The per share net asset value (“NAV”) is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =	Total Assets — Liabilities

Number of Shares
Outstanding
Generally, for Funds other than the Money Market Funds, you can find the Fund’s NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.
Money Market Funds
The NAV of the Prime Money Market Fund and the U.S. Treasury Money Market Fund will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York are open. The NAV for the

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National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the NYSE and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Money Market Funds may elect to be open, in their discretion, if it is determined to be in shareholders’ best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.
Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing each Fund’s investments, please see the SAI.
Other Funds
The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price.
A Fund’s securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by BB&T Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Funds — Fair Value Pricing Policies” on page [138].

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Purchasing and Adding to Your Shares
You may purchase Institutional Shares of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers approved by the Distributor. Not all Funds or classes may be available for purchase in your state.
These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information.
All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. Each Fund or the transfer agent has the right to reject cashiers checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Funds.
Anti-Money Laundering Program
The Funds’ transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes they have identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.
Distribution and Shareholder Servicing Arrangements — Revenue Sharing
The Adviser and/or its affiliates may pay out of their own assets compensation to financial intermediaries for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash and non-cash incentives, sometimes referred to as “revenue sharing arrangements” may take the form of (1) due diligence payments for a financial intermediary’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.
Dividends and Distributions
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Stock Funds (except the International Equity Fund) and the Funds of Funds are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees. Income dividends for the International Equity Fund are declared and paid annually.
Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).
Avoid Tax Withholding
Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

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Selling Your Shares
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see section on “General Policies on Selling Shares” on page [134].
Withdrawing Money from Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Instructions for Selling Shares
If selling your shares through a financial institution or your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone (unless you have declined telephone sales privileges)
1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” on page [134]).
By Mail
1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature
2. Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
By Overnight Service (See “General Policies on Selling Shares — Redemptions in Writing Required” on page [134])
1. See instruction 1 above for selling shares by mail.
2. Mail to: BB&T Funds, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.
Wire transfer
You must indicate this option on your application.
The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.
Call 1-800-228-1872 to request a wire transfer.
If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and U.S. Treasury Money Market Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), your payment will normally be wired to your bank on the next business day.

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Electronic Redemptions
Your bank must participate in the Automated Clearing House (“ACH”) and must be a U.S. bank.
Your bank may charge a fee for this service.
Call 1-800-228-1872 to request an electronic redemption.
If you call by 4 p.m. Eastern time (3 p.m. Eastern time for the Prime Money Market Fund and U.S. Treasury Fund and 12 p.m. Eastern time for the National Tax-Free Money Market Fund), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.
General Policies on Selling Shares
Redemptions In Writing Required
You must request redemption in writing and obtain a Medallion signature guarantee if:
•	Your account registration or the name(s) on your account has changed within the last 10 business days; or

•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last ten business days; or

•	The redemption proceeds are being transferred to another Fund account with a different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.
A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any Medallion signature guarantee if they believe the transaction would otherwise be improper.
Verifying Telephone Redemptions
The Funds make every effort to ensure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.
Redemptions Within 15 Business Days of Investment
When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the check has cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

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Postponement of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by standard or express mail.
Redemption in Kind
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.
Closing of Small Accounts
If your account falls below $1,500,000, the Fund may ask you to increase your balance. If it is still below $1,500,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.
Undeliverable Distribution Checks
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the appropriate Fund at the current NAV.
Exchanging Your Shares
You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see “Notes on Exchanges”). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares of each Fund may not be exchanged for Class B Shares or Class C Shares. No transaction fees are currently charged for exchanges.
Furthermore, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Please consult the Class A, Class B, and Class C Shares prospectus for more information.
Instructions for Exchanging Shares
Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:
•	Your name and telephone number,

•	The exact name on your account and account number,

•	Taxpayer identification number (usually your Social Security number),

•	Dollar value or number of shares to be exchanged,

•	The name of the Fund from which the exchange is to be made, and

•	The name of the Fund into which the exchange is being made.
See “Selling your Shares” on page [133] for important information about telephone transactions.

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Notes on Exchanges
•	When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

•	The registration and tax identification numbers of the two accounts must be identical.

•	The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.
Market Timing Policies
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. In addition to the Funds’ frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.
We will apply our policies and procedures consistently to all fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.
Dividends, Distributions and Taxes
Please consult your tax adviser regarding your specific questions about federal, state, local, foreign or other taxes applicable to you. Below we have summarized some important U.S. federal tax issues that affect the Funds and their shareholders. Your investment in the Funds may have other tax implications. This summary is based on current tax laws, which may change.
Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Distributions. Generally, for federal income tax purposes, Fund distributions of investment income (other than “exempt-interest dividends”, described below) are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gains

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rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011. Neither the Bond Funds nor the Money Market Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.
Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of dividends and capital gains may be subject to state and local taxes as well.
BB&T Funds will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.
Special Considerations for Tax-Free Bond Fund and National Tax-Free Money Market Fund Shareholders.
Distributions from the Tax-Free Bond Funds and the National Tax-Free Money Market Fund of “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated as such by the Fund) generally will be exempt from federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund generally expect most of their income dividends to be exempt-interest dividends. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, income dividends are expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds or National Tax-Free Money Market Fund may have on the federal taxation of your benefits. Distributions made by a Tax-Free Bond Fund or the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.
Special Considerations for Funds of Funds Shareholders. A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests until it disposes of shares of the Fund that realized such losses. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
Special Considerations for Shareholders of Funds Investing in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Foreign governments may also impose taxes on other payments or gains a Fund earns from these securities. Under normal circumstances, the International Equity Fund will be eligible to elect to “pass through” to its shareholders foreign income taxes that it pays. If the International Equity Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. Shareholders in Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions, which could increase your tax liability.
Special Considerations for Non-U.S. Shareholders. In general, dividends (other than capital gain and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2010, the Funds are not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Non-U.S. investors may also be subject to U.S. estate tax.

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Sales, Exchanges and Redemptions of Shares. The sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from the shares is tax-exempt) will generally be subject to tax as capital gain. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as capital loss.
General. Generally, the Funds’ advisers (other than the advisers of the Tax-Free Bond Funds and the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.
The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax situation, including possible federal, state, local and foreign taxes.
More information about taxes is in our SAI.
Additional Information about the Funds
Fair Value Pricing Policies
A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund’s NAV price, which should eliminate the potential for arbitrage in a Fund.
A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.
Disclosure of Portfolio Holdings
Information regarding the Funds’ policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.
Investment in Exchange-Traded Funds
The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Total Return Bond Fund, Large Cap Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares® Trust and iShares®, Inc. (“iShares®*”).

* iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares Funds make any representations regarding the advisability of investing in an iShares® fund.
iShares® is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares and other ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund

139

shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See “Additional Investment Strategies and Risks” for information regarding the risks associated with investment in an exchange-traded fund.
Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.
Householding
In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

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(GRAPHIC) Other Information About the Funds
Financial Highlights
The Financial Highlights Table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], the Funds’ independent registered public accounting firm. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

141

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
				Net realized/
				unrealized gains
				(losses) on			Net realized gains
	Net Asset	Net		investments and			on investments
	Value,	investment		foreign	Total from	Net	and foreign
	Beginning	income		currency	Investment	investment	currency	Total
	of Period	(loss)		transactions	Activities	income	transactions	Distributions
Large Cap Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$20.38	0.29	(b)	2.16	2.45	(0.28)	(3.35)	(3.63)
Year Ended September 30, 2006	$19.51	0.35	(b)	2.31	2.66	(0.35)	(1.44)	(1.79)
Year Ended September 30, 2005	$17.29	0.34		2.22	2.56	(0.34)	—	(0.34)
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)

Mid Cap Value Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.54	0.08	(b)	2.13	2.21	(0.06)	(0.69)	(0.75)
Year Ended September 30, 2006	$13.38	0.06	(b)	1.62	1.68	(0.07)	(1.45)	(1.52)
Year Ended September 30, 2005	$15.41	0.17	(b)	3.05	3.22	(0.16)	(5.09)	(5.25)
Year Ended September 30, 2004	$12.98	0.22	(b)	2.42	2.64	(0.21)	—	(0.21)

Mid Cap Growth Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.09	(0.04	)(b)	4.35	4.31	(0.02)	(1.65)	(1.67)
Year Ended September 30, 2006	$14.51	0.02	(b)	0.02 (f)	0.04	(0.04)	(1.42)	(1.46)
Year Ended September 30, 2005	$11.40	(0.06	)(b)	3.31	3.25	—	(0.14)	(0.14)
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—

Small Cap Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$15.19	0.10	(b)	0.75	0.85	(0.10)	(0.91)	(1.01)
Year Ended September 30, 2006	$16.44	0.05	(b)	1.05	1.10	(0.05)	(2.30)	(2.35)
Year Ended September 30, 2005	$14.23	0.16	(b)	2.62	2.78	(0.15)	(0.42)	(0.57)
Year Ended September 30, 2004	$11.44	0.02	(b)	2.91	2.93	(0.02)	(0.12)	(0.14)

International Equity Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.23	0.14	(b)	1.88	2.02	(0.09)	(4.52)	(4.61)
Year Ended September 30, 2006	$9.72	0.18	(b)	1.50	1.68	(0.17)	—	(0.17)
Year Ended September 30, 2005	$8.24	0.12	(b)	1.49	1.61	(0.13)	—	(0.13)
Year Ended September 30, 2004	$6.98	0.10	(b)	1.26	1.36	(0.10)	—	(0.10)

Special Opportunities Equity Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$16.57	0.03	(b)	3.51	3.54	—	(1.60)	(1.60)
Year Ended September 30, 2006	$15.65	—	(c)	1.71	1.71	—	(0.79)	(0.79)
Year Ended September 30, 2005	$13.12	(0.03)		2.68	2.65	—	(0.12)	(0.12)
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)

Equity Income Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$13.37	0.40	(b)	2.31	2.71	(0.35)	(0.68)	(1.03)
Year Ended September 30, 2006	$12.10	0.32		1.57	1.89	(0.35)	(0.27)	(0.62)
Year Ended September 30, 2005	$10.35	0.28		1.76	2.04	(0.27)	(0.02)	(0.29)
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(b)	0.34	0.39	(0.04)	—	(0.04)

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		Investment Activities				Distributions
				Net realized/
				unrealized gains
				(losses) on			Net realized gains
	Net Asset	Net		investments and			on investments
	Value,	investment		foreign	Total from	Net	and foreign
	Beginning	income		currency	Investment	investment	currency	Total
	of Period	(loss)		transactions	Activities	income	transactions	Distributions
Short U.S. Government Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.49	0.38	(b)	0.08	0.46	(0.42)	—	(0.42)
Year Ended September 30, 2006	$9.51	0.30	(b)	0.01 (f)	0.31	(0.33)	—	(0.33)
Year Ended September 30, 2005	$9.71	0.25		(0.13)	0.12	(0.32)	—	(0.32)
Year Ended September 30, 2004	$9.90	0.20		(0.11)	0.09	(0.28)	—	(0.28)

Intermediate U.S. Government Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.90	0.45	(b)	0.04	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2006	$10.03	0.44	(b)	(0.13)	0.31	(0.44)	—	(0.44)
Year Ended September 30, 2005	$10.25	0.37	(b)	(0.13)	0.24	(0.41)	(0.05)	(0.46)
Year Ended September 30, 2004	$10.58	0.34		(0.18)	0.16	(0.36)	(0.13)	(0.49)

Total Return Bond Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.13	0.47	(b)	—	0.47	(0.47)	—	(0.47)
Year Ended September 30, 2006	$10.32	0.45	(b)	(0.13)	0.32	(0.46)	(0.05)	(0.51)
Year Ended September 30, 2005	$10.59	0.39	(b)	(0.16)	0.23	(0.47)	(0.03)	(0.50)
Year Ended September 30, 2004	$10.72	0.44		(0.08)	0.36	(0.49)	—	(0.49)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

143

Institutional Shares

		Ratios/Supplementary Data
				Ratio of
Net Asset		Net Assets,	Ratio of net	net investment	Ratio of
Value,		End of	expenses to	income (loss) to	expenses to
End of	Total	Period	average net	average net	average net	Portfolio
Period	Return(d)	(000)	assets(e)	assets(e)	assets*(e)	turnover rate**
$19.20	12.89%	$602,101	0.91%	1.50%	0.96%	68.60%
$20.38	14.59%	$660,667	0.89%	1.80%	0.93%	34.83%
$19.51	14.92%	$605,493	0.89%	1.82%	0.99%	19.50%
$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%

$15.00	16.75%	$243,437	0.91%	0.53%	0.95%	58.59%
$13.54	13.52%	$209,685	0.89%	0.48%	0.93%	53.92%
$13.38	21.14%	$172,295	0.89%	1.02%	0.99%	126.99%
$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%

$15.73	36.43%	$197,736	0.90%	(0.25)%	0.94%	134.95%
$13.09	(0.15)%	$132,677	0.89%	0.17%	0.94%	140.90%
$14.51	28.73%	$126,785	0.91%	(0.46)%	1.01%	92.74%
$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%

$15.03	5.43%	$82,389	1.06%	0.62%	1.26%	46.54%
$15.19	7.23%	$110,722	1.02%	0.30%	1.26%	43.25%
$16.44	19.99%	$61,046	1.05%	1.07%	1.28%	8.39%
$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%

$8.64	20.39%	$164,147	1.13%	1.13%	1.26%	129.80%
$11.23	17.38%	$253,690	1.15%	1.68%	1.25%	36.22%
$9.72	19.61%	$229,406	1.20%	1.34%	1.33%	44.96%
$8.24	19.48%	$233,275	1.32%	1.30%	1.42%	50.68%

$18.51	22.55%	$127,210	1.03%	0.18%	1.03%	49.43%
$16.57	11.50%	$67,232	1.03%	(0.02)%	1.03%	58.01%
$15.65	20.29%	$60,823	1.06%	(0.18)%	1.08%	30.38%
$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%

$15.05	21.16%	$46,053	0.94%	2.81%	0.94%	37.85%
$13.37	16.04%	$35,205	0.95%	2.55%	0.95%	45.38%
$12.10	19.88%	$30,588	0.90%	2.62%	1.12%	39.65%
$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%

144

		Ratios/Supplementary Data
				Ratio of
Net Asset		Net Assets,	Ratio of net	net investment	Ratio of
Value,		End of	expenses to	income (loss) to	expenses to
End of	Total	Period	average net	average net	average net	Portfolio
Period	Return(d)	(000)	assets(e)	assets(e)	assets*(e)	turnover rate**
$9.53	4.93%	$40,756	0.66%	4.01%	0.81%	44.10%
$9.49	3.37%	$66,371	0.64%	3.21%	0.79%	98.08%
$9.51	1.21%	$155,786	0.66%	2.64%	0.84%	33.67%
$9.71	0.96%	$195,920	0.74%	2.10%	0.91%	62.59%

$9.94	5.04%	$132,403	0.68%	4.49%	0.80%	85.83%
$9.90	3.23%	$252,402	0.67%	4.45%	0.79%	127.13%
$10.03	2.34%	$539,038	0.70%	3.67%	0.83%	107.04%
$10.25	1.56%	$534,682	0.80%	3.15%	0.92%	98.35%

$10.13	4.77%	$433,382	0.68%	4.62%	0.80%	222.24%
$10.13	3.30%	$367,353	0.67%	4.42%	0.79%	226.36%
$10.32	2.23%	$461,749	0.71%	3.87%	0.83%	173.74%
$10.59	3.47%	$272,749	0.82%	4.09%	0.94%	31.95%

(c)	Amount is less than $0.005.

(d)	Not Annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

145

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions
	Net Asset	Net		Net realized/			Net
	Value,	investment		unrealized	Total from	Net	realized
	Beginning	income		gain (losses)	Investment	investment	gains on	Total
	of Period	(loss)		on investments	Activities	income	investments	Distributions
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.11	0.35	(b)	(0.06)	0.29	(0.35)	—	(0.35)
Year Ended September 30, 2006	$10.04	0.33		0.07	0.40	(0.33)	—	(0.33)
Year Ended September 30, 2005	$10.20	0.29	(b)	(0.16)	0.13	(0.29)	—	(0.29)
Year Ended September 30, 2004	$10.22	0.28	(b)	(0.02)	0.26	(0.28)	—	(0.28)

Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.13	0.33	(b)	0.04	0.37	(0.33)	—	(0.33)
Year Ended September 30, 2006	$10.04	0.31		0.09	0.40	(0.31)	—	(0.31)
Year Ended September 30, 2005	$10.16	0.28	(b)	(0.12)	0.16	(0.28)	—	(0.28)
Year Ended September 30, 2004	$10.16	0.25		— (c)	0.25	(0.25)	—	(0.25)

North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.38	0.38	(b)	(0.04)	0.34	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.46	0.39		— (c)	0.39	(0.38)	(0.09)	(0.47)
Year Ended September 30, 2005	$10.66	0.38		(0.19)	0.19	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2004	$10.81	0.35		(0.12)	0.23	(0.34)	(0.04)	(0.38)

South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.29	0.37	(b)	(0.06)	0.31	(0.38)	(0.01)	(0.39)
Year Ended September 30, 2006	$10.47	0.37		— (c)	0.37	(0.37)	(0.18)	(0.55)
Year Ended September 30, 2005	$10.74	0.36		(0.19)	0.17	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2004	$10.81	0.35		(0.06)	0.29	(0.35)	(0.01)	(0.36)

Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$11.39	0.41	(b)	(0.05)	0.36	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2006	$11.49	0.42		(0.04)	0.38	(0.42)	(0.06)	(0.48)
Year Ended September 30, 2005	$11.74	0.42		(0.23)	0.19	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2004	$11.95	0.40		(0.13)	0.27	(0.40)	(0.08)	(0.48)

West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$9.80	0.37	(b)	(0.05)	0.32	(0.37)	(0.03)	(0.40)
Year Ended September 30, 2006	$9.86	0.40		(0.01)	0.39	(0.39)	(0.06)	(0.45)
Year Ended September 30, 2005	$10.09	0.37	(b)	(0.15)	0.22	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)

National Tax-Free Money-Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.03	(b)	—	0.03	(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006 (a)	$1.00	0.01		—	0.01	(0.01)	—	(0.01)

146

		Investment Activities				Distributions
	Net Asset	Net		Net realized/			Net
	Value,	investment		unrealized	Total from	Net	realized
	Beginning	income		gain (losses)	Investment	investment	gains on	Total
	of Period	(loss)		on investments	Activities	income	investments	Distributions
Prime Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.05	(b)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		— (c)	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)

U.S. Treasury Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.05	(b)	—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)

Capital Manager Conservative Growth Fund***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.04	0.38	(b)	0.53	0.91	(0.33)	—	(0.33)
Year Ended September 30, 2006	$9.83	0.33	(b)	0.24	0.57	(0.36)	—	(0.36)
Year Ended September 30, 2005	$9.36	0.26		0.46	0.72	(0.25)	—	(0.25)
Year Ended September 30, 2004	$8.90	0.18	(b)	0.46	0.64	(0.18)	—	(0.18)

Capital Manager Moderate Growth Fund***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.25	0.32	(b)	0.88	1.20	(0.24)	(0.22)	(0.46)
Year Ended September 30, 2006	$9.83	0.27	(b)	0.43	0.70	(0.28)	—	(0.28)
Year Ended September 30, 2005	$9.04	0.19	(b)	0.77	0.96	(0.17)	—	(0.17)
Year Ended September 30, 2004	$8.30	0.10	(b)	0.74	0.84	(0.10)	—	(0.10)

Capital Manager Growth Fund***
Year Ended September 30, 2008
Year Ended September 30, 2007	$10.24	0.27	(b)	1.08	1.35	(0.18)	(0.27)	(0.45)
Year Ended September 30, 2006	$9.69	0.22	(b)	0.57	0.79	(0.24)	—	(0.24)
Year Ended September 30, 2005	$8.70	0.15	(b)	0.97	1.12	(0.13)	—	(0.13)
Year Ended September 30, 2004	$7.81	0.07	(b)	0.88	0.95	(0.06)	—	(0.06)

Capital Manager Equity Fund***
Year Ended September 30, 2007	$11.65	0.25	(b)	1.42	1.67	(0.12)	(0.85)	(0.97)
Year Ended September 30, 2006	$11.02	0.20	(b)	0.84	1.04	(0.22)	(0.19)	(0.41)
Year Ended September 30, 2005	$9.64	0.12	(b)	1.34	1.46	(0.08)	—	(0.08)
Year Ended September 30, 2004	$8.49	0.04	(b)	1.14	1.18	(0.03)	—	(0.03)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

147

Institutional Shares

		Ratios/Supplementary Data
				Ratio of net
Net Asset		Net Assets,	Ratio of net	investment	Ratio of
Value,		End of	expenses to	income (loss)	expenses to
End of	Total	Period	average net	to average	average net	Portfolio
Period	Return(d)	(000)	assets(e)	net assets(e)	assets*(e)	turnover rate**
$10.05	2.92%	$10,625	0.65%	3.45%	0.85%	69.73%
$10.11	4.04%	$11,175	0.66%	3.26%	0.87%	64.55%
$10.04	1.28%	$15,569	0.68%	2.87%	0.97%	37.50%
$10.20	2.61%	$13,441	0.63%	2.78%	1.07%	24.78%

$10.17	3.74%	$8,374	0.59%	3.29%	0.89%	136.09%
$10.13	4.10%	$8,003	0.60%	3.13%	0.90%	219.80%
$10.04	1.60%	$10,084	0.58%	2.78%	1.03%	44.67%
$10.16	2.52%	$9,108	0.60%	2.47%	1.23%	55.18%

$10.33	3.33%	$96,282	0.66%	3.65%	0.81%	106.16%
$10.38	3.84%	$87,854	0.65%	3.70%	0.80%	94.95%
$10.46	1.80%	$93,418	0.68%	3.51%	0.86%	60.84%
$10.66	2.15%	$96,738	0.75%	3.18%	0.92%	67.80%

$10.21	3.08%	$12,789	0.68%	3.60%	0.85%	68.69%
$10.29	3.66%	$15,426	0.69%	3.58%	0.86%	80.24%
$10.47	1.62%	$16,468	0.71%	3.44%	0.93%	56.03%
$10.74	2.77%	$17,488	0.75%	3.26%	0.94%	32.63%

$11.31	3.21%	$68,911	0.66%	3.64%	0.81%	85.36%
$11.39	3.49%	$65,652	0.65%	3.80%	0.80%	76.53%
$11.49	1.66%	$67,579	0.68%	3.60%	0.86%	48.04%
$11.74	2.29%	$68,786	0.76%	3.37%	0.93%	45.07%
$9.72	3.37%	$52,518	0.66%	3.85%	0.66%	49.60%
$9.80	4.10%	$50,916	0.65%	4.03%	0.65%	50.14%
$9.86	2.22%	$55,662	0.68%	3.74%	0.72%	32.10%
$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%

$1.00	3.33%	$109,590	0.41%	3.28%	0.46%	—
$1.00	0.53%	$95,757	0.40%	3.14%	0.79%	—

148

		Ratios/Supplementary Data
				Ratio of net
Net Asset		Net Assets,	Ratio of net	investment	Ratio of
Value,		End of	expenses to	income (loss)	expenses to
End of	Total	Period	average net	to average	average net	Portfolio
Period	Return(d)	(000)	assets(e)	net assets(e)	assets*(e)	turnover rate**
$1.00	5.03%	$788,160	0.48%	4.92%	0.60%	—
$1.00	4.38%	$731,616	0.48%	4.34%	0.59%	—
$1.00	2.34%	$510,941	0.49%	2.31%	0.63%	—
$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—

$1.00	4.72%	$557,282	0.46%	4.62%	0.60%	—
$1.00	4.15%	$481,484	0.46%	4.04%	0.59%	—
$1.00	2.11%	$592,736	0.48%	2.02%	0.64%	—
$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—

$10.62	9.16%	$47,520	0.10%	3.62%	0.41%	29.58%
$10.04	5.87%	$47,046	0.08%	3.35%	0.45%	5.69%
$9.83	7.70%	$71,796	0.20%	2.64%	0.51%	52.50%
$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%

$10.99	11.80%	$28,961	0.11%	3.02%	0.42%	40.05%
$10.25	7.33%	$25,699	0.10%	2.65%	0.47%	7.33%
$9.83	10.69%	$43,353	0.23%	2.01%	0.56%	37.83%
$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%

$11.14	13.45%	$24,259	0.11%	2.50%	0.43%	44.48%
$10.24	8.22%	$20,243	0.11%	2.24%	0.48%	6.26%
$9.69	12.89%	$37,546	0.23%	1.60%	0.57%	26.22%
$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%

$12.35	14.98%	$20,832	0.12%	2.12%	0.43%	48.80%
$11.65	9.66%	$14,837	0.11%	1.75%	0.47%	1.48%
$11.02	15.23%	$25,802	0.22%	1.10%	0.58%	2.14%
$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%

(c)	Amount is less than $0.005.

(d)	Not Annualized for periods less than one year.

(e)	Annualized for periods less than one year.

149

For more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
BB&T Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872
Internet: http://www.bbtfunds.com*

* The Funds’ website is not a part of this Prospectus.
You can review the Funds’ annual and semi-annual reports and SAIs at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request: publicinfo@sec.gov.

•	Free from the SEC’s website at http://www.sec.gov.
Investment Company Act file no. 811-06719.

(BB&T FUNDS LOGO)
Sensible Investing for Generations®
Prospectus
Money Market Funds
National Tax-Free Money Market Fund
Prime Money Market Fund
U.S. Treasury Money Market Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
February 1, 2009
Questions?
Call 1-800-228-1872
or your investment representative
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T Funds
Carefully review this important section, which summarizes each Fund’s investments, risks, past performance, and fees.
Review this section for information on investment strategies and their risks.
Review this section for details on the people and organizations who oversee the Funds.
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.

Risk/Return Summary and Fund Expenses
[3]	Overview
[5]	National Tax-Free Money Market Fund
[9]	Prime Money Market Fund
[14]	U.S. Treasury Money Market Fund
Additional Investment Strategies and Risks
[18]	Money Market Funds
[20]	Investment Practices
[24]	Investment Risks
Fund Management
[26]	The Investment Adviser
[26]	The Investment Sub-Adviser
[27]	The Administrator and Distributor
Shareholder Information
[28]	Choosing a Share Class
[29]	Pricing of Fund Shares
[30]	Purchasing and Adding to Your Shares
[33]	Selling Your Shares
[35]	General Policies on Selling Shares
[36]	Distribution Arrangements/Sales Charges
[37]	Distribution and Shareholder Service (12b-1) Fees
[38]	Exchanging Your Shares
[39]	Market Timing Policies
[40]	Dividends, Distributions and Taxes
[41]	Additional Information About the Funds
Other Information About the Funds
[42]	Financial Highlights

2

Overview

(LOGO) Risk/Return Summary and Fund Expenses	Overview

The Funds	BB&T Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (each a “Fund” and collectively, the “Funds”). The Funds have individual investment goals and strategies. This Prospectus provides you with important information about the Class A, Class B, and Class C Shares, and the Institutional Shares of the Money Market Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

Each Fund described in this Prospectus is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

Like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Each Fund has its own investment goal and its own strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way designed to help the Fund achieve its goal. A portfolio manager’s judgments about the economy, stock markets and companies, as well as a portfolio manager’s selection of investments, may cause a Fund to underperform other funds with similar objectives.

3

Money Market Funds

The National Tax-Free Money Market Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund (the “Money Market Funds”) seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The Money Market Funds seek to maintain a stable price of $1.00 per share.

Who May Want to Invest	Consider investing in the Money Market Funds if you are:

• seeking preservation of capital

• investing short-term reserves

• willing to accept lower potential returns in exchange for a higher degree of safety

The Money Market Funds may not be appropriate if you are:

• seeking high total return

• pursuing a long-term goal or investing for retirement

4

National Tax-Free Money Market Fund

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide dividend income exempt from federal regular income tax consistent with stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests, under normal market conditions, primarily in a portfolio of short-term, high-quality, tax-exempt securities. Issuers include states and political subdivisions, industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax.

The Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [18] or consult the Statement of Additional Information (“SAI”).

Principal	Your investment in the Fund may be subject to the following principal risks:
Investment Risks

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Counter-Party Risk: The possibility that a counter party to a contract will default or otherwise become unable to honor a financial obligation.

Prepayment/Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” – or repay – higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about these risks, please see “Additional Investment Strategies and Risks” on page [18]or consult the SAI.

5

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

6

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
The chart and table on this page show how the National Tax-Free Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares1
(BAR CHART)

3.31%	[ ]	%
2007	08
The performance shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended December 31, 2008)1

Since Inception
	1 Year		(8/1/06)
Class A Shares	[ ]	%	[ ]	%
Institutional Shares	[ ]	%	[ ]	%

[1]	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower. As of February 1, 2009, the National Tax-Free Money Market Fund no longer offers Class B or C Shares.

As of December 31, 2008, the Fund’s 7-day yield for Class A and Institutional Shares was [    ]% and [    ]%, respectively. Without fee waivers and expense reimbursements, the Fund’s yield would have been [    ]% and [    ]%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872.

7

Risk/Return Summary and Fund Expenses	National Tax-Free Money Market Fund
As an investor in the National Tax-Free Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Class A	Institutional
(fees paid by you directly)[1]	Shares	Shares
Maximum Sales Charge (load) on Purchases	None	None

Maximum Deferred Sales Charge (load)	None	None

Redemption Fee[2]	None	None

Annual Fund Operating Expenses	Class A	Institutional
(fees paid from Fund assets)	Shares	Shares
Management Fee[3]	0.25%	0.25%

Distribution and Service (12b-1) Fee[3]	0.50%	0.00%

Other Expenses	0.21%	0.21%

Total Annual Fund Operating Expenses	0.96%	0.46%

Fee Waivers or Expense Reimbursement[3]	-0.30%	-0.05%
Total Annual Fund Operating Expenses[3]	0.66%	0.41%

[1]	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

[2]	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

[3]	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.20]% for the period from [February 1, 2009 through January 31, 2010]. The Fund’s Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to [0.25]% for the same period.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.
Expense Example

	1	3	5	10
National Tax-Free Money Market Fund	Year	Years	Years	Years
Class A Shares	$67	$276	$502	$1,151

Institutional Shares	$42	$143	$253	$574

8

Prime Money Market Fund

Risk/Return Summary and Fund Expenses	Prime Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Principal Investment Strategies	To pursue this goal, the Fund invests only in U.S. dollar-denominated, “high-quality” short-term debt securities, including the following:

• Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  •    “High quality” commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers, including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay on demand;

• Asset-backed securities;

• Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and related custodial receipts;

• Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

• Funding agreements issued by highly-rated U.S. insurance companies;

• Securities issued or guaranteed by state or local government bodies; and

• Repurchase agreements relating to the above instruments.

“High-quality” debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations (“NRSROs”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Corporation and “P-1” or “P-2” by Moody’s Investors Service, Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

When selecting securities for the Fund’s portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [18] or consult the SAI.

Principal	Your investment in the Fund may be subject to the following principal risks:
Investment Risks

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

9

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about these risks, please see “Additional Investment Strategies and Risks” on page [18] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

10

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class A, Class B and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares1
(BAR CHART)

4.75%	6.00%	3.80%	1.38%	0.72%	0.93%	2.89%	4.72%	4.98%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08
The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended
December 31, 2008) 1

Since Inception
	1 Year		5 Years[3]		10 Years2 3		(10/1/97)[2,3]
Class A Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Class B Shares (with applicable Contingent Deferred Sales Charge)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Class C Shares (with applicable Contingent Deferred Sales Charge)	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Institutional Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

[1]	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

[2]	Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998, is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

[3]	Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
As of December 31, 2008, the Fund’s 7-day yield for Class A, Class B, Class C and Institutional Shares was [    ]%, [    ]%, [    ]% and [    ]%, respectively. Without fee waivers and expense reimbursements, the Fund’s yield would have been [    ]%, [    ]%, [    ]% and [    ]%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872.

11

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A	Class B	Class C	Institutional
(fees paid by you directly) [1]	Shares	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases	None	None	None	None

Maximum Deferred Sales Charge (load)	None	5.00%[2]	1.00%[3]	None

Redemption Fee[4]	None	None	None	None

Annual Fund Operating Expenses	Class A	Class B	Class C	Institutional
(fees paid from Fund assets)	Shares	Shares	Shares	Shares
Management Fee[5]	0.40%	0.40%	0.40%	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.50%	1.00%	1.00%	0.00%

Other Expenses	0.18%	0.18%	0.18%	0.18%

Total Fund Operating Expenses	1.08%	1.58%	1.58%	0.58%

Fee Waiver or Expense Reimbursement[5]	-0.12%	-0.12%	-0.12%	-0.12%

Net Fund Operating Expenses[5]	0.96%	1.46%	1.46%	0.46%

[1]	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

[2]	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

[3]	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

[4]	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

[5]	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.28]% for the period from [February 1, 2009 through January 31, 2010].

12

Risk/Return Summary and Fund Expenses	Prime Money Market Fund
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.
Expense Example

	1	3	5	10
Prime Money Market Fund	Year	Years	Years	Years
Class A Shares	$98	$332	$584	$1,306
Class B Shares
Assuming Redemption	$549	$787	$949	$1,734
Assuming No Redemption	$149	$487	$849	$1,734
Class C Shares
Assuming Redemption	$149	$487	$849	$1,868
Assuming No Redemption	$149	$487	$849	$1,868
Institutional Shares	$47	$174	$312	$714

13

U.S. Treasury Money Market Fund

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund

Risk/Return Summary

Investment Objective	The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

Principal Investment Strategies	To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury (“U.S. Treasury Securities”) and repurchase agreements collateralized by U.S. Treasury Securities.

In managing the Fund, the portfolio manager focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

The Fund may engage in securities lending.

For a more complete description of the securities in which the Fund may invest, please see “Additional Investment Strategies and Risks” on page [18] or consult the SAI.

Principal	Your investment in the Fund may be subject to the following principal risk:
Investment Risks

Interest Rate Risk: The possibility that the Fund’s yield will decrease due to a decrease in interest rates or that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

For more information about this risk, please see “Additional Investment Strategies and Risks” on page [18] or consult the SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

14

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below shows the Fund’s performance over time. Of course, past performance does not indicate how the Fund will perform in the future.
The returns for Class A, Class B and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Institutional Shares1
(BAR CHART)

4.41%	5.66%	3.54%	1.19%	0.52%	0.79%	2.63%	4.52%	4.46%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08
The performance information shown above is based on a calendar year.

Best quarter:	[ ]	%	[ ]
Worst quarter:	[ ]	%	[ ]
Average Annual Total Returns
(for the periods ended
December 31, 2008) 1

	1 Year		5 Years[3]		10 Years[2,3]		Since Inception 10/5/92[2,3]

Class A Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class B Shares (with applicable Contingent Deferred Sales Charge)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Class C Shares (with applicable Contingent Deferred Sales Charge)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Institutional Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

[1]	Both charts assume reinvestment of dividends and distributions and reflect voluntary or contractual fee reductions. Without voluntary or contractual fee reductions, performance would have been lower.

[2]	Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

[3]	Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
As of December 31, 2008, the Fund’s 7-day yield for Class A, Class B, Class C and Institutional Shares was [   ]%, [   ]%, [   ]% and [   ]%, respectively. Without fee waivers and expense reimbursements, the Fund’s yield would have been [   ]%, [   ]%, [   ]% and [   ]%, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872.

15

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.
Contingent Deferred Sales Charge
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
Fees and Expenses

Shareholder Transaction Expenses	Class A	Class B	Class C	Institutional
(fees paid by you directly) [1]	Shares	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases	None	None	None	None

Maximum Deferred Sales Charge (load)	None	5.00%[2]	1.00%[3]	None

Redemption Fee[4]	None	None	None	None

Annual Fund Operating Expenses	Class A	Class B	Class C	Institutional
(fees paid from Fund assets)	Shares	Shares	Shares	Shares
Management Fee[5]	0.40%	0.40%	0.40%	0.40%

Distribution and Shareholder Service (12b-1) Fee	0.50%	1.00%	1.00%	0.00%

Other Expenses	0.18%	0.18%	0.18%	0.18%

Total Fund Operating Expenses	1.08%	1.58%	1.58%	0.58%

Fee Waivers or Expense Reimbursements[5]	-0.14%	-0.14%	-0.14%	-0.14%

Net Fund Operating Expenses[5]	0.94%	1.44%	1.44%	0.44%

[1]	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

[2]	A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

[3]	The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

[4]	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

[5]	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.26]% for the period from [February 1, 2009 through January 31, 2010].

16

Risk/Return Summary and Fund Expenses	U.S. Treasury Money Market Fund
Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.
Expense Example

	1	3	5	10
U.S. Treasury Money Market Fund	Year	Years	Years	Years
Class A Shares	$96	$330	$582	$1,305
Class B Shares
Assuming Redemption	$547	$785	$947	$1,732
Assuming No Redemption	$147	$485	$847	$1,732
Class C Shares
Assuming Redemption	$147	$485	$847	$1,866
Assuming No Redemption	$147	$485	$847	$1,866
Institutional Shares	$45	$172	$310	$712

17

Additional Investment Strategies and Risks
Money Market Funds
National Tax-Free Money Market Fund — Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in investments the income of which is exempt from federal income tax. This policy may not be changed without shareholder approval.
The Fund may invest up to 20% of its assets in securities the interest income from which may be subject to federal alternative minimum tax for individual shareholders.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities under Rule 2a-7 of the Investment Company Act of 1940. Eligible Securities include:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in one of the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

•	Securities that are issued or guaranteed by a person with such ratings;

•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
For purposes of the National Tax-Free Money Market Fund’s 80% policy, the Fund will “look through” investments in investment companies, such as iShares®, and will include such investments in its percentage total.
Temporary Defensive Measures. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
Prime Money Market Fund — The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers’ acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.
The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.
The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

18

The Fund will only purchase securities that present minimal credit risk as determined by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:
•	Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

•	Securities that are issued or guaranteed by a person with such ratings;

•	Securities without such short-term ratings that have been determined to be of comparable quality by the Adviser (or Sub-Adviser) pursuant to guidelines approved by the Board of Trustees; or

•	Shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

19

Investment Practices
The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

				Delayed			Forward		High-Yield
	Asset-			Delivery/			Foreign	Guaranteed	/High-Risk		Investment	Investment
	Backed	Common	Convertible	When-		Engineering	Currency	Investment	Debt	Illiquid	Company	Grade
BB&T Funds	Securities	Stock	Securities	Issueds	Derivatives	Markets	Contracts	Contracts	Securities	Securities	Securities	Bonds

Money Market Funds

National Tax-Free Money Market Fund				X				X		X	X

Prime Money Market Fund	X			X				X		X	X

U.S. Treasury Money Market Fund											X

				Non. U.S.		Real					U.S.	U.S.		Variable and		Zero-
Money	Mortgage-	Mortgage		Traded		Estate		Reverse		Trust	Government	Traded	U.S.	Floating		Coupon
Market	Backed	Dollar	Municipal	Foreign	Preferred	Investment	Restricted	Repurchase	Securities	Preferred	Agency	Foreign	Treasury	rate		Debt
Instruments	Securities	Rolls	Securities	Securities	Stocks	Trusts (REITs)	Securities	Agreements	Lending	Securities	Securities	Securities	Obligations	Instruments	Warrants	Obligations

X	X	X	X				X	X	X		X		X	X		X

X	X	X	X				X	X	X		X	X	X	X		X

X									X				X			X

20

Additional Information about the Funds’ Investments
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and securities backed by other types of receivables or other assets.
Common Stock: Shares of ownership of a company.
Convertible Securities: Bonds or preferred stock that convert to common stock.
Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund’s obligations under these commitments will not exceed 25% of its total assets.
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options.
Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.
Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.
Structured Products: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.
Swaps: An arrangement in which a Fund and another entity may lend to each other on different terms, e.g., in different currencies, and/or different interest rates.
Emerging Markets: Bonds issued by foreign companies in countries that are defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation of the World Bank, the United Nations or their authorities.
Foreign Securities — Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.
European Depositary Receipts (“EDRs”): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.
Global Depositary Receipts (“GDRs”): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.
Foreign Securities — U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.
American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

21

Yankee Bonds, Notes, and Similar Debt Obligations: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.
Canada Bonds: Issued by Canadian provinces.
Sovereign Bonds: Issued by the government of a foreign country.
Supranational Bonds: Issued by supranational entities, such as the World Bank and European Investment Bank.
Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set at the time the contract is negotiated.
Guaranteed Investment Contracts: Contract between a fund and an insurance company that guarantees a specific rate of return on the invested capital over the life of the contract.
High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor’s and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”
Illiquid Securities: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Investment Company Securities: The Money Market Funds may only invest in shares of other money market funds. Pursuant to exemptive rules under the 1940 Act, each Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.
Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Adviser.
Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated “A-1” or “A-2” by S&P and “P-1” or “P-2” by Moody’s), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.
Certificates of Deposit: Negotiable instruments with a stated maturity.
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct

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lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.
Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.
Mortgage Dollar Rolls: Transactions in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations.
There are two general types of municipal bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
Stand-by Commitments: Contract where a dealer agrees to purchase at a fund’s option a specified municipal obligation at its amortized cost value to a fund plus accrued interest. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.
Real Estate Investment Trusts (“REITS”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets, plus the assets received by the Fund as collateral for securities loaned. In return the Fund will receive cash, other securities, and/or letters of credit as collateral.
Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.
U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.
Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

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Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.
Zero-Coupon Debt Obligations: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Risk/Return Summary and Fund Expenses.” Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.
Estimated Maturity Risk. The risk that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.
Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.
Investment Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.
Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.
Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.
Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

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Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.
Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.
Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.
Sector Risk. The risk that a Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.
Securities Lending Risk. Securities lending involves counter party risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. The risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Tax Risk. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.
U.S. Government Agency Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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(LOGO)Fund Management
The Investment Adviser
BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates over 1,500 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.
In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of September 30, 2008, BB&T Asset Management had approximately $17.1 billion in assets under management.
The Adviser may appoint one or more sub-advisers to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds’ Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Such relief will be sought only with respect to unaffiliated sub-advisers. Once filed, there is no guarantee that the SEC will grant exemptive relief.
Through its portfolio management team, BB&T Asset Management makes day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment programs.
For these advisory services, the Funds paid as follows during their fiscal year ended September 30, 2008:

Percentage of
average net assets
for the fiscal year
ended 09/30/08
National Tax-Free Money Market Fund	0.19%
Prime Money Market Fund	0.28%
U.S. Treasury Money Market Fund	0.26%
A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreement with Federated Investment Management Company (“Federated IMC”) is available in the Funds’ annual report to shareholders for the period ended September 30, 2008.
The Investment Sub-Adviser
National Tax-Free Money Market Fund and Prime Money Market Fund. Federated IMC serves as the Sub-Adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Federated IMC Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, Federated IMC manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of the BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ respective investment objectives, policies and restrictions.

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Federated IMC’s address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately [225] mutual funds and separate accounts, which totaled approximately $[ ] billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately [1,270] employees.
The Administrator and Distributor
BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PNC Global Investment Servicing Inc. (“PNC Global Investment Servicing) (formerly, PFPC Inc.), 301 Bellevue Parkway, Wilmington, DE 19809, serves as each Fund’s sub-administrator.
BB&T AM Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of each Fund’s shares. The Distributor may use the 12b-1 fees that it receives from the Funds to defray the costs of advancing commissions to brokers and to provide financial assistance in connection with marketing and distribution expenses such as, pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.
The SAI has more detailed information about the Adviser and other service providers.

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Shareholder Information
Choosing a Share Class
Class A, Class B, Class C, and Institutional Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Not all Funds or classes may be available for purchase in your state. Your financial representative can help you decide which share class is best for you.
Class A Shares

•	No front-end or deferred sales charges, except as described in “Exchanging Your Shares” on page [38] and in the SAI.

•	Distribution and shareholder service fees of 0.50% of average daily net assets.*

•	Offered By: National Tax-Free Money Market Fund Prime Money Market Fund U.S. Treasury Money Market Fund
Class B Shares
•	No front-end sales charge; all your money goes to work for you right away.

•	Distribution and shareholder service (12b-1) fees of 1.00% of average daily net assets.

•	A deferred sales charge, as described on page [36].

•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

•	Maximum investment for all Class B purchases: $250,000.

•	Offered By: Prime Money Market Fund U.S. Treasury Money Market Fund

Note: Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.
Class C Shares
•	No front-end sales charge; all your money goes to work for you right away.

•	Distribution and shareholder service (12b-1) fees of 1.00% of average daily net assets.

•	A deferred sales charge, as described on page [37].

•	Maximum investment for all Class C purchases: None.

•	Offered by: Prime Money Market Fund

*	The Distributor of the National Tax-Free Money Market Fund has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A shares to 0.25%.

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U.S. Treasury Money Market Fund
Institutional Shares
•	No sales charges.

•	No distribution and shareholder service (12b-1) fees.

•	Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,500,000 or more; or to employees of BB&T Asset Management.

•	Offered in this Prospectus By: National Tax-Free Money Market Fund Prime Money Market Fund U.S. Treasury Money Market Fund
Minimum Investment Amount for Institutional Shares
The minimum initial investment in Institutional Shares of the Funds offered by this Prospectus is $1,500,000. An Institutional shareholder’s minimum investment cannot be calculated by combining all accounts he/she maintains with BB&T Funds — rather, the shareholder must meet the minimum amount for each Fund in which he/she wishes to invest.
If your account falls below $1,500,000, the Fund may ask you to increase your balance. If it is still below $1,500,000 after 60 days, the Fund may close your account and send you the proceeds at the current net asset value (“NAV”).
For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus.
Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a sales charge.
Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.
Pricing of Fund Shares
How NAV is Calculated
The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:
NAV =
Total Assets – Total Liabilities
Number of Shares
Outstanding
NAV is calculated separately for each class of shares.

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Money Market Funds
The per share NAV of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 3:00 p.m. Eastern time on days the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York are open. The NAV for the National Tax-Free Money Market Fund will be determined at 12:00 p.m. Eastern time on days the NYSE and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, each Fund may elect to be open, in its discretion, if it is determined to be in shareholders’ best interests. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.
Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing each Fund’s investments, please see “Additional Information About the Funds — Fair Value Pricing Policies” on page [41] or the SAI.
Purchasing and Adding to Your Shares
You may purchase shares of the Funds through banks, brokers and other investment representatives or institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or institution, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Not all Funds or classes may be available for purchase in your state. Institutional Shares may be purchased only through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust company or one of its affiliates or other financial service providers approved by the Distributor. The parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Individuals or corporations meeting the minimum investment requirements may also purchase Institutional Shares.

	Minimum Initial	Minimum
Account type	Investment	Subsequent
Class A, Class B, or Class C Regular	$1,000	$0

Automatic Investment Plan	$25	$25

Institutional Class Regular	$1,500,000	$0
All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. Each Fund or the transfer agent has the right to reject cashiers checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Funds.
A Fund may waive its minimum purchase requirement. A Fund’s transfer agent may reject a purchase order if they consider it in the best interest of the Fund and its shareholders.
Avoid Tax Withholding
Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.
Instructions for Opening or Adding to an Account — Class A, Class B, and Class C Shares Only
By Mail
If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.

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Initial Investment:
1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check payable to “BB&T Funds.”

3.	Mail to: BB&T Funds P.O. Box 9762, Providence, RI 02940-9762.
Subsequent:
1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information on a piece of paper:

• BB&T Funds/Fund name

• Share class

• Amount invested

• Account name

• Account number

Include your account number on your check.

3.	Mail to: BB&T Funds P.O. Box 9762, Providence, RI 02940-9762.
By Overnight Service
See instructions 1-2 above for subsequent investments.

4.	Mail to: BB&T Funds c/o PNC Global Investment Servicing 101 Sabin Street, Pawtucket, RI 02860.

Electronic Purchases
Your bank must participate in the Automated Clearing House (“ACH”) and must be a U. S. Bank. Your bank or broker may charge a fee for this service.
Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.
Call 1-800-228-1872 to arrange a transfer from your bank account.
Electronic vs. Wire Transfer
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the ACH and may take up to ten days to clear. There is generally no fee for ACH transactions.

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By Wire Transfer
Note: Your bank may charge a wire transfer fee.
For initial investment:
Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762. Follow the instructions below after receiving your confirmation number.
For initial and subsequent investments:
Call 1-800-228-1872 to obtain a trade confirmation number and use the wire instructions below:

Bank:	PNC Bank
ABA:	031000053
Account Name:	BB&T Funds
Acct #:	8611727598
FBO:	account name, fund number, fund name, and account number at BB&T Funds
After instructing your bank to wire the funds, call 1-800-228-1872 to advise us of the amount being transferred and the name of your bank.
You can add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time with 60 days notice.
Automatic Investment Plan — Class A, Class B and Class C Shares Only
You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $25 minimum required to open the account. To invest regularly from your bank account:
•	Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

•	Make sure you note:
•	Your bank name, address and account number.

•	The amount you wish to invest automatically (minimum $25).

•	How often you want to invest (every month, 4 times a year, twice a year or once a year).
•	Attach a voided personal check.
Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.
Anti-Money Laundering Program
The Funds’ transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes they have identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

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Dividends and Distributions
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Institutional Shares than for Class A Shares, Class B Shares, and Class C Shares because Institutional Shares have lower distribution expenses. Similarly, dividends are higher for Class A Shares than for Class B Shares and Class C Shares. Income dividends for the Money Market Funds are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.
Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).
Directed Dividend Option
By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.
Selling Your Shares
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see “General Policies on Selling Shares” on page [35].
Contingent Deferred Sales Charge
When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” on page [36] for details.
Instructions for Selling Shares
If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone (unless you have declined telephone sales privileges)
1.	Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” on page [35]).
By Mail
1.	Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature

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2.	Mail to: BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
By Overnight Service (See “General Policies on Selling Shares — Redemptions in Writing Required” on page [35])
1.	See instruction 1 above for selling shares by mail.

2.	Mail to: BB&T Funds, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.
Withdrawing Money from Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Wire Transfer
You must indicate this option on your application.
The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.
Call 1-800-228-1872 to request a wire transfer.
If you call by 3 p.m. Eastern time, (12:00 p.m. Eastern time for the National Tax-Free Money Market Fund) your payment will normally be wired to your bank on the next business day.
Electronic Redemptions
Your bank must participate in the ACH and must be a U.S. bank.
Your bank may charge a fee for this service.
Call 1-800-228-1872 to request an electronic redemption.
If you call by 3 p.m. Eastern time, (12:00 p.m. Eastern time for the National Tax-Free Money Market Fund) the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.
Auto Withdrawal Plan — Class A, Class B, and Class C Shares Only
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
•	Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

•	Include a voided personal check.

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

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Redemption by Check Writing — Class A Shares Only
You may write checks in amounts of $100 or more on your account in Class A Shares of the National Tax-Free Money Market Fund, Prime Money Market Fund or U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days’ written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.
In addition, Shareholders who invest through certain financial intermediaries may be eligible for check writing privileges for amounts less than $100 on Class A Shares of National Tax-Free Money Market Fund, Prime Money Market Fund or U.S. Treasury Money Market Fund. Please contact your financial intermediary for information.
General Policies on Selling Shares
Redemptions In Writing Required
You must request a redemption in writing if:
•	You are requesting redemption from an Individual Retirement Account (“IRA”).
You must request redemption in writing and obtain a Medallion signature guarantee if:
•	Your account registration or the name(s) on your account has changed within the last 10 business days; or

•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last ten business days; or

•	The redemption proceeds are being transferred to another Fund account with different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.
A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.
Verifying Telephone Redemptions
The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

35

Redemptions Within 15 Business Days of Investment
When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.
Postponement of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your redemption request by standard or express mail.
Redemption in Kind
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.
Closing of Small Accounts
If your account falls below $1,000 ($1,500,000 for Institutional Shares), the Fund may ask you to increase your balance. If your account is still below $1,000 or $1,500,000, as applicable, after 60 days, the Fund may close your account and send you the proceeds at the current NAV.
Undeliverable Distribution Checks
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the appropriate Fund at the current NAV.
Distribution Arrangements/Sales Charges
Calculation of Sales Charges
Class A Shares
Class A Shares are sold at their public offering price. This price equals NAV. There are no front-end or deferred sales charges on Class A Shares of the Money Market Funds, except as described in “Exchanging Your Shares” on page [38] and in the SAI.
Class B Shares
Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge (“CDSC”) at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule to the right. There is no CDSC on reinvested dividends or distributions.
If you sell some but not all of your Class B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
Conversion Feature — Class B Shares
•	Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.

36

•	After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

•	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

•	If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.

•	The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
Class C Shares
Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Years	CDSC as a % of
Since	Dollar Amount
Purchase	Subject to Charge
0-1	5.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
more than 6	None
Class B and Class C Shares
The CDSC will be waived under certain circumstances, including the following:
•	Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

•	Redemptions from accounts following the death or disability of the shareholder.

•	Investors who purchased through a participant directed defined benefit plan.

•	Returns of excess contributions to retirement plans.

•	Distributions of less than 12% of the annual account value under an Auto Withdrawal Plan.

•	Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

•	Investors who purchased through the Cash Sweep Program and BB&T Treasury Services Division.
Current information regarding sales charges and breakpoints is available on the Funds’ website at www.bbtfunds.com.
Distribution and Shareholder Service (12b-1) Fees
12b-1 fees compensate financial intermediaries, including banks, brokers and other investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.
•	The 12b-1 and shareholder servicing fees vary by share class as follows:

37

•	Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

•	Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

•	Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.
•	The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, defrays the Distributor’s costs of advancing brokerage commissions to investment representatives.

•	The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution expenses.
Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and shareholder service fees are paid out of the Fund’s assets on an on-going basis.
Reinstatement Privilege
If you have sold Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.
Distribution and Shareholder Servicing Arrangements — Revenue Sharing
The Adviser and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons (collectively, “financial intermediaries”) for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this Prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a financial intermediary’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.
Exchanging Your Shares
You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see “Notes on Exchanges”). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A, Class B, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Additionally, Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares may not be exchanged for Class B or Class C Shares, and Class A Shares may not be exchanged for Class B or Class C Shares. Class C Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived.
Auto Exchange Plan — Class B Shares only
You can use the Funds’ Auto Exchange Plan to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from your BB&T Fund account. To participate in the Automatic Exchange:
•	Complete the appropriate section of the account application.

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•	Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.
Shareholders investing in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Plan and set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares will be withdrawn from the U.S. Treasury Money Market Fund or Prime Money Market Fund within 2 years of purchase.
To change the Auto Exchange Plan instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762.
Instructions for Exchanging Shares
Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:
•	Your name and telephone number,

•	The exact name on your account and account number,

•	Taxpayer identification number (usually your Social Security number),

•	Dollar value or number of shares to be exchanged,

•	The name of the Fund from which the exchange is to be made, and

•	The name of the Fund into which the exchange is being made.
See “Selling your Shares” on page [33] for important information about telephone transactions.
Notes on Exchanges
•	When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

•	The registration and tax identification numbers of the two accounts must be identical.

•	The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.
Market Timing Policies
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate

39

individual market timers. In addition to the Funds’ frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.
We will apply our policies and procedures consistently to all fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.
Dividends, Distributions and Taxes
Please consult your tax adviser regarding your specific questions about federal, state, local, foreign or other taxes applicable to you. Below we have summarized some important U.S. federal tax issues that affect the Funds and their shareholders. Your investment in the Funds may have other tax implications. This summary is based on current tax laws, which may change.
Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Distributions. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. However, as money market funds, it is unlikely that the Funds will distribute long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.
Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well.
BB&T Funds will send you a statement each year showing the tax status of all your distributions.
Special Considerations for National Tax-Free Money Market Fund Shareholders. Distributions from the National Tax-Free Money Market Fund of “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated as such by the Fund) are not generally subject to federal regular income tax, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. The National Tax-Free Money Market Fund generally expects most of its distributions to be exempt-interest dividends. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the National Tax-Free Money Market Fund may have on the federal taxation of your benefits. Distributions made by the National Tax-Free Money Market Fund from investments other than tax-exempt securities, whether such investments are made for defensive reasons or otherwise, may result in federal taxes (as described in the preceding subsection) and/or state income or other taxes.
Special Considerations for Shareholders of Funds Investing in Foreign Securities. The Prime Money Market Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield from those securities would be decreased. Foreign governments may also impose taxes on other payments or gains the Fund earns on these securities. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions, which could increase your tax liability.

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Sales, Exchanges and Redemptions of Shares. The sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from the sale, exchange or redemption of your Fund shares (even if the income from the shares is tax-exempt) will generally be taxable as capital gain. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as a capital loss.
General. Generally, the Funds’ advisers (other than the advisers of the National Tax-Free Money Market Fund) do not consider taxes when deciding to buy or sell securities.
The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, non-U.S. investors may be subject to U.S. withholding and estate tax. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax situation, including possible federal, state, local and foreign taxes.
More information about taxes is in our SAI.
Additional Information About the Funds
Fair Value Pricing Policies
A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Funds’ Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund’s NAV price, which should eliminate the potential for arbitrage in a Fund.
A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The U.S. Treasury Money Market Fund does not invest in foreign securities. The Prime Money Market Fund’s foreign investments are generally limited to U.S. dollar denominated debt securities issued by foreign branches or subsidiaries of U.S. banks. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.
Disclosure of Portfolio Holdings
Information regarding the Funds’ policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.
Householding
In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

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Other Information About the Funds
Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [    ], the Funds’ independent registered public accounting firm. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

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Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized gains		Total from		Net	Net
	Beginning	income		(losses) on		Investment		investment	realized	Total
	of Period	(loss)		investments		Activities		income	gains	Distributions
Class A Shares
National Tax-Free Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03		(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006(e)	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)
Prime Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—	(d)	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	(d)	0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	—	(d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)
Class B Shares
National Tax-Free Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.02	(c)	—		0.02		(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006(e)	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)
Prime Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	(d)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	(d)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	—	(d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—		0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

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		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to
End of	sales	Period	average net	to average	average net
Period	charge)(a)	(000)	assets(b)	net assets(b)	assets*(b)
$1.00	3.08%	$526	0.66%	3.06%	0.97%
$1.00	0.51%	$1	0.62%	2.96%	1.26%

$1.00	4.51%	$745,381	0.98%	4.42%	1.10%
$1.00	3.86%	$636,327	0.98%	3.83%	1.09%
$1.00	1.92%	$493,282	0.91%	1.91%	1.13%
$1.00	0.41%	$426,217	0.86%	0.40%	1.20%

$1.00	4.20%	$310,413	0.97%	4.07%	1.11%
$1.00	3.64%	$167,900	0.96%	3.63%	1.09%
$1.00	1.69%	$114,260	0.89%	1.66%	1.14%
$1.00	0.31%	$122,500	0.79%	0.31%	1.21%

$1.00	2.38%	$1	1.33%	2.36%	1.38%
$1.00	0.36%	$1	1.39%	2.19%	1.78%

$1.00	4.01%	$1,629	1.48%	3.92%	1.60%
$1.00	3.37%	$2,256	1.48%	3.34%	1.59%
$1.00	1.32%	$1,790	1.49%	1.28%	1.63%
$1.00	0.06%	$2,280	1.20%	0.06%	1.70%

$1.00	3.72%	$301	1.46%	3.64%	1.60%
$1.00	3.12%	$381	1.46%	2.97%	1.59%
$1.00	1.09%	$807	1.48%	1.05%	1.64%
$1.00	0.05%	$887	1.05%	0.05%	1.71%

44

Other Information About the Funds
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions
	Net Asset	Net		Net realized/
	Value,	investment		unrealized gains		Total from		Net	Net
	Beginning	income		(losses) on		Investment		investment	realized	Total
	of Period	(loss)		investments		Activities		income	gains	Distributions
Class C Shares
National Tax-Free Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.02	(c)	—		0.02		(0.02)	—	(0.02)
August 1, 2006 to September 30, 2006(e)	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)
Prime Money Market Fund										S
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—	(d)	0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—	(d)	0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—	(d)	—	(d)	— (d)	—	— (d)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.04	(c)	—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2006	$1.00	0.03		—		0.03		(0.03)	—	(0.03)
Year Ended September 30, 2005	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended September 30, 2004	$1.00	—	(d)	—		—	(d)	— (d)	—	— (d)
Institutional Shares
National Tax-Free Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.03	(c)	—		0.03		(0.03)	—	(0.03)
August 1, 2006 to September 30, 2006(e)	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
Prime Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05		(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		—	(d)	0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—	(d)	0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—		0.01		(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2008
Year Ended September 30, 2007	$1.00	0.05	(c)	—		0.05		(0.05)	—	(0.05)
Year Ended September 30, 2006	$1.00	0.04		—		0.04		(0.04)	—	(0.04)
Year Ended September 30, 2005	$1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended September 30, 2004	$1.00	0.01		—		0.01		(0.01)	—	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(a)	Not Annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Per share net investment income (loss) has been calculated using the average daily shares method.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

45

		Ratios/Supplementary Data
				Ratio of net
Net Asset	Total Return	Net Assets,	Ratio of net	investment	Ratio of
Value,	(excludes	End of	expenses to	income (loss)	expenses to
End of	sales	Period	average net	to average	average net
Period	charge)(a)	(000)	assets(b)	net assets(b)	assets*(b)
$1.00	2.26%	$1	1.45%	2.24%	1.50%
$1.00	0.36%	$1	1.39%	2.19%	1.78%

$1.00	3.99%	$460	1.48%	3.91%	1.59%
$1.00	3.35%	$393	1.48%	3.35%	1.59%
$1.00	1.32%	$326	1.49%	1.29%	1.64%
$1.00	0.06%	$453	1.20%	0.06%	1.70%

$1.00	3.68%	$42	1.47%	3.63%	1.61%
$1.00	3.13%	$55	1.45%	3.30%	1.59%
$1.00	1.07%	$38	1.50%	1.40%	1.66%
$1.00	0.05%	$5	1.02%	0.05%	1.71%

$1.00	3.33%	$109,590	0.41%	3.28%	0.46%
$1.00	0.53%	$95,757	0.40%	3.14%	0.79%

$1.00	5.03%	$788,160	0.48%	4.92%	0.60%
$1.00	4.38%	$731,616	0.48%	4.34%	0.59%
$1.00	2.34%	$510,941	0.49%	2.31%	0.63%
$1.00	0.70%	$529,849	0.57%	0.69%	0.70%

$1.00	4.72%	$557,282	0.46%	4.62%	0.60%
$1.00	4.15%	$481,484	0.46%	4.04%	0.59%
$1.00	2.11%	$592,736	0.48%	2.02%	0.64%
$1.00	0.54%	$926,162	0.57%	0.53%	0.71%

46

For more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Fund’s annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:
BB&T Funds
P.O. Box 9762
Providence, RI 02490-9762
Telephone: 1-800-228-1872
Internet: http://www.bbtfunds.com*

*	The Funds’ website is not a part of this Prospectus.
You can review the Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request: publicinfo@sec.gov.

•	Free from the SEC’s website at http://www.sec.gov.
Investment Company Act file no. 811-06719.

47

(LOGO)
Prospectus
Sterling Capital Small Cap Value Fund
Sterling Shares
February 1, 2009
Questions?
Call 1-866-450-3722
or your investment representative.
The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T Funds	Table of Contents

(LOGO) Risk/Return Summary and Fund Expenses
Carefully review this important section, which summarizes the Fund’s investments, risks, past performance, and fees.	[3] [5]	Overview Sterling Capital Small Cap Value Fund

(LOGO) Additional Investment Strategies and Risks
Review this section for information on investment strategies and their risks.	[9]	Additional Investment Strategies and Risks

(LOGO) Fund Management
Review this section for details on the people and organizations who oversee the Fund.	[15] [15]	The Investment Adviser Portfolio Manager
	[15]	The Administrator and Distributor
(LOGO) Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and distributions.	[16]	Choosing a Share Class
	[16]	Pricing of Fund Shares
	[17]	Purchasing and Adding to Your Shares
	[21]	Selling Your Shares
	[22]	General Policies on Selling Shares
	[23]	Market Timing Policies
	[24]	Dividends, Distributions and Taxes
	[25]	Additional Information about the Fund
(LOGO) Other Information About the Fund
	[27]	Financial Highlights

2

(LOGO) Risk/Return Summary and Fund Expenses	Overview

The Funds	BB&T Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (“Funds”). The Funds have individual investment goals and strategies. This prospectus provides you with important information about the Sterling Shares of the Sterling Capital Small Cap Value Fund (the “Fund”) that you should know before investing. Please read this prospectus and keep it for future reference.

The Sterling Capital Small Cap Value Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at the Fund, you should know a few general basics about investing in mutual funds.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

Like other investments, you could lose money on your investment in the Fund. Your investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Your investment is also not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

Each BB&T Fund has its own investment goal and its own strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests the Fund’s assets in a manner designed to help the Fund achieve its goal. The portfolio manager’s judgments about the economy, stock markets and companies, as well as a manager’s selection of investments, may cause the Fund to underperform other funds with similar objectives.

3

Risk/Return Summary and Fund Expenses	Overview

Sterling Capital Small Cap Value Fund

The Fund seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities.

Who May Want to Invest	Consider investing in this Fund if you are:

• seeking a long-term goal such as retirement

• looking to add a value component to your portfolio

• willing to accept the risks of investing in the stock markets

This Fund may not be appropriate if you are:

• pursuing a short-term goal or investing emergency reserves

• uncomfortable with an investment that will fluctuate in value

4

Risk/Return Summary and Fund Expenses	Sterling Capital Small Cap Value Fund

Risk/Return Summary

Investment Objective	The Fund seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities.

Principal Investment Strategies	To pursue this goal, the Fund invests primarily in U.S. traded equity securities of companies whose market capitalization, at the time of purchase, is less than $3 billion.

Sterling Capital Management LLC’s (the “Adviser”) investment process focuses on attempting to identify securities that are priced below the estimated value of their underlying business. The Adviser examines factors it believes are relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors may include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent.

The Adviser’s sell discipline is as important as its buy discipline. The Adviser reviews stocks that underperform their sector and may choose to sell those stocks which fail to demonstrate fundamental progress. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

The Fund may engage in securities lending.

The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see “Additional Investment Strategies and Risk” on page [9] or consult the Statement of Additional Information (“SAI”).

Principal Investment Risks	Your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

Investment Style Risk: The possibility that the market segments on which this Fund focuses — small company stocks and value stocks — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock held in the Fund may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In

5

addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, see “Additional Investment Strategies and Risks” on page [9] or consult the SAI.

6

Risk/Return Summary and Fund Expenses	Sterling Capital Small Cap Value Fund
The chart and table on this page show how the Sterling Capital Small Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the Russell 2000® Value Index, a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is comprised of the smallest 2000 companies out of the 3000 largest U.S. companies. Of course, past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31
for Sterling Shares1, 2

6.50%	22.12%	9.77%	-17.03%	41.75%	21.72%	2.00%	20.45%	-12.51%	[ ]	%
1999	2000	01	02	03	04	05	06	07	08
(BAR CHART)
The performance shown above is based on a calendar year.

Best quarter:	[ ]%	[ ]
Worst quarter:	[ ]%	[ ]
Average Annual Total Returns
(for the periods ended
December 31, 2008)1, 2

	1 Year		5 Years		10 Years		Since Inception
Sterling Shares[4]							(1/2/97)[3]
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Russell 2000® Value Index
(reflects no deductions for fees, expenses, or taxes)	[ ]	%	[ ]	%	[ ]	%	[ ]	%

(1)	The performance information for the Sterling Shares prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. Information prior to 3/16/01 relates to the UAM Fund Inc.’s Sterling Partners’ Small Cap Value Portfolio, the assets of which were acquired by the Predecessor Fund. The Predecessor Fund’s investment program was substantially similar to that of the Fund. The performance of the Sterling Shares would have been different because Sterling Shares have different expenses than the predecessor’s Institutional Shares.

(2)	Both charts assume reinvestment of dividends and distributions.

(3)	Commencement of operations. Index comparisons begin on 01/31/97.

(4)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Risk/Return Summary and Fund Expenses	Sterling Capital Small Cap Value Fund
As an investor in the Sterling Capital Small Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.
Fees and Expenses

Shareholder Transaction Expenses	Sterling
(fees paid by you directly) (1)	Shares
Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Redemption Fee(2)	None

Annual Fund Operating Expenses	Sterling
(fees paid from Fund assets)	Shares
Management Fee(3)	0.90%

Distribution and Shareholder Service (12b-1) Fee	0.00%

Other Expenses	0.48%

Total Fund Operating Expenses	1.38%

Fee Waivers or Expense Reimbursement(3)	-0.10%

Net Fund Operating Expenses(3)	1.28%

(1)	Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Fund.

(2)	A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3)	The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to [0.80%] for the period from [February 1, 2009 through January 31, 2010]. For the current fiscal year, total operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers. With these fee waivers, the Fund’s total actual operating expenses are expected to be 1.25%. This voluntary fee waiver may be discontinued at any time.

Use the table at the right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
•	$ 10,000 investment

•	5% annual return

•	redemption at the end of each period

•	no changes in the Fund’s operating expenses except for the expiration of the current contractual expense limitations on [January 31, 2010]

Because this example is hypothetical and for comparison only, your actual costs will be different.
Expense Example

Sterling Capital Small Cap	1	3	5	10
Value Fund	Year	Years	Years	Years
Sterling Shares	$130	$427	$746	$1,649

8

(LOGO)           Additional Investment Strategies and Risks
Sterling Capital Small Cap Value Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of small capitalization companies. This policy will not be changed without 60 days’ advance notice to shareholders. Currently, small capitalization companies are those companies whose market capitalization, at the time of purchase, is less than $3 billion.
Under normal market conditions, the Fund will limit its investments in short-term obligations to 20% of its total net assets.
Foreign Securities: The Fund may invest in foreign securities through the purchase of American Depository Receipts or the purchase of foreign securities on the New York Stock Exchange. However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.
Temporary Defensive Measures: If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements. These investments may prevent the Fund from meeting its investment objective.
Investment Practices
The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

Delayed
			Delivery/			Investment	Money	Mortgage-	Mortgage
	Common	Convertible	When-		Illiquid	Company	Market	Backed	Dollar
BB&T Funds	Stock	Securities	Issueds	Derivatives	securities	Securities	Instruments	Securities	Rolls
Sterling Capital Small Cap Value Fund	X	X	X	X	X	X	X	X	X

		Real					Small				Variable
Non-U.S.		Estate					and	U.S.	U.S.		and		Zero-
Traded		Investment		Reverse		Short-	Micro	Government	Traded	U.S.	Floating		Coupon
Foreign	Preferred	Trusts	Restricted	Repurchase	Securities	Term	Cap	Agency	Foreign	Treasury	Rate		Debt
Securities	Stocks	(REITs)	Securities	Agreements	Lending	Trading	Equities	Securities	Securities	Obligations	Instruments	Warrants	Obligations

X	X	X	X	X	X	X	X	X	X	X	X	X	X

Common Stock: Shares of ownership of a company.
Convertible Securities: Bonds or preferred stock that convert to common stock.
Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund’s obligations under these commitments will not exceed 25% of its total assets.
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Fund will sell only covered call and secured put options.
Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

9

Additional Investment Strategies and Risks
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.
Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.
Illiquid Securities: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
Investment Company Securities: Shares of investment companies. The Fund may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its total assets in the securities of other registered investment companies. These investment companies may include shares of other registered investment companies for which the Adviser to the Fund or any of its affiliates serves as investment advisor, administrator or distributor. Pursuant to exemptive rules under the Investment Company Act of 1940, as amended, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.
Bear Funds: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.
Exchange-Traded Funds (“ETFs”): ETFs, such as Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Because ETFs are registered investment companies, the Fund must comply with the percentage limitations described above.
Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations (“NRSROs”) (for example, commercial paper rated “A-1” or “A-2” by S&P and “P-1” or “P-2” by Moody’s), or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality.
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.
Certificates of Deposit: Negotiable instruments with a stated maturity.
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed-upon price on an agreed-upon date.
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.
Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage pools into different maturity classes.
Mortgage Dollar Rolls: Transactions in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.

10

Additional Investment Strategies and Risks
Non-U.S. Traded Foreign Securities: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed-upon price on an agreed-upon date. This is treated as a borrowing by the Fund.
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets, plus the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.
Short-Term Trading: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.
Small and Micro Cap Equities: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000® Index.
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Fannie Mae and Freddie Mac.
U.S. Traded Foreign Securities: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.
American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.
U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.
Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.
Zero-Coupon Debt Obligations: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Investment Risks
Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Risk/Return Summary and Fund Expenses.” Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk.

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Additional Investment Strategies and Risks
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.
ETF Risk. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.
Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.
Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a decline in values, while a decrease in rates typically causes a rise in value. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.
Inverse Market Risk. The particular type of market risk (see summary below) associated with “bear funds” that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.
Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of better or worse performance than common stocks in general. These periods can last as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.
Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.
Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.
Speculative. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of forgoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

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Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Additional Investment Strategies and Risks
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, a sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decline in values, while an increase in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.
Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income and the potential for taxable capital gains. Further, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.
Regulatory Risk. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due-on-sale” clauses, and state usury laws.
Securities Lending Risk. Securities lending involves counter party risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. The risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Smaller Company Risk. Stocks of small-capitalization (“small cap”) companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Because the Fund concentrates on small-cap companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.
Tax Risk. While distributions of interest income from municipal securities will generally be exempt from federal income tax (other than the alternative minimum tax), distributions of any capital gains realized on such securities, and distributions of income or gains realized with respect to other fund investments (including derivatives), may be subject to applicable federal, state, and local income tax. Failure by an issuer of municipal securities to comply with certain requirements of the Internal Revenue Code could result in taxation of the interest income from such securities or other adverse tax consequences to shareholders. In addition, the tax treatment of municipal or other securities could be changed by legislative or judicial action, thereby affecting the value of those securities.
U.S. Government Agency Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance

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can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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(LOGO)      Fund Management
The Investment Adviser
Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), a North Carolina limited liability company located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is the investment adviser to the Fund. Since April 1, 2005, the Adviser has operated as an independently managed subsidiary of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered at Winston-Salem, North Carolina, which holds 70% ownership interest in the Adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. The Adviser has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. For its advisory services, the Fund will pay the Adviser a fee of 0.90% of its average net assets. During the fiscal year ended September 30, 2008, the Fund paid the Adviser a fee of 0.77% of its average net assets.
As of December 31, 2008, Sterling Capital Management LLC had approximately $[ ] billion assets under management.
A discussion regarding the basis for the Board of Trustees approving the Fund’s investment advisory agreement with Sterling Capital is available in the Fund’s annual report to shareholders for the period ended September 30, 2008.
Portfolio Manager
Eduardo Brea, Managing Director and Equity Portfolio Manager, is responsible for the day-to-day investment decisions of the Fund. Mr. Brea joined Sterling Capital Management LLC in 1995 and has over 16 years of investment experience. Mr. Brea received a B.S. degree from the University of Florida and an M.B.A. from the University of South Florida.
Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares is available in the SAI.
The Administrator and Distributor
BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.
BB&T AM Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of the Fund’s shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as Financial Industry Regulatory Authority.
The SAI has more detailed information about the Adviser and other service providers.

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(LOGO)      Shareholder Information
Choosing a Share Class
Only one class of Fund shares, Sterling Shares, is currently offered by the Fund. The following are some of the main characteristics of Sterling Shares:
Sterling Shares
•	No sales charges.
•	No distribution and service (12b-1) fees.
•	No exchange privilege with other BB&T Funds.
Pricing of Fund Shares
How NAV is Calculated
The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV	=	Total Assets – Liabilities
Number of Shares
Outstanding
NAV is calculated separately for each class of shares.
The per share net asset value (“NAV”) for the Fund and its shares are determined and are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.
Your order for purchase or sale of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. For further information regarding the methods used in valuing the Fund’s investments, please see the SAI.
The Fund’s securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee pursuant to procedures established by BB&T Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Funds — Fair Value Pricing Policies” on page [25].

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Shareholder Information
Purchasing and Adding to Your Shares
All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks and checks drawn on foreign currencies are not accepted. The Fund or the transfer agent has the right to reject cashiers checks and official checks.
The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Shareholder Information - Market Timing Policies.”
The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

	To open an account	To buy more shares

By Mail	Send a check or bank draft and your account application to the Fund.	Send the Fund a check or bank draft and, if possible, the “Invest by Mail” stub that accompanies your statement. Be sure your check or bank draft clearly identifies your name, amount invested, account name, account number, share class and the Fund in which you want to invest.

By Wire	Mail the completed application, along with a request for a confirmation number to 1-866-450-3722. Follow the instructions below after receiving your confirmation number.	Call 1-866-450-3722 to obtain a trade confirmation number and wire transfer instructions. After instructing your bank to wire the funds, call 1-866-450-3722 to advise us of the amount being transferred and the name of your bank.

By Automatic Investment Plan (Via ACH)	You may not open an account via ACH.	To set up a plan, mail a completed application to the Fund at the address below. To cancel or change your plan, write to the Fund at the address below.

Minimum Investments	$2,500 — regular account	$25
$500 — IRAs
$25 — automatic investment plan
Sterling Capital Small Cap Value Fund
P.O. Box 9652
Providence, RI 02940-9652
(Toll free) 1-866-450-3722

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Shareholder Information
Instructions for Opening or Adding to an Account
By Mail
If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.
Initial Investment:
1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check payable to “BB&T Funds.”
3.	Mail to: Sterling Capital Small Cap Value Fund
P.O. Box 9652, Providence, RI 02940-9652
Subsequent:
1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information on a piece of paper:
•	BB&T Funds/Fund name

•	Share class

•	Amount invested

•	Account name

•	Account number
Include your account number on your check.
3.	Mail to: Sterling Capital Small Cap Value Fund

P.O. Box 9652, Providence, RI 02940-9652
By Overnight Service
See instructions 1-2 above for subsequent investments.

4.	Send to: Sterling Capital Small Cap Value Fund c/o PNC Global Investment Servicing 101 Sabin Street, Pawtucket, RI 02860

Electronic Purchases
Your bank must participate in the Automated Clearing House (“ACH”) and must be a U.S. Bank. Your bank or broker may charge a fee for this service.
Establish electronic purchase option on your account application or call 1-866-450-3722. Your account can generally be set up for electronic purchases within 15 days.
Call 1-866-450-3722 to arrange a transfer from your bank account.

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Shareholder Information
Electronic vs. Wire Transfer
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.
By Wire Transfer
Note: Your bank may charge a wire transfer fee.
For initial investment:
Mail the completed application, along with a request for a confirmation number to P.O. Box 9652, Providence, RI 02940-9652. Follow the instructions below after receiving your confirmation number.
For initial and subsequent investments:
Call 1-866-450-3722 to obtain a trade confirmation number and use the wire instructions below:
PNC Bank, N.A.
Philadelphia, PA
ABA# 031000053
FFC To: 8611725752
Acct: Sterling Capital Small Cap Value Fund
Attn: Control Department
FBO: (Indicate fund name and number, shareholder name, account number)
After instructing your bank to wire the funds, call 1-866-450-3722 to advise us of the amount being transferred and the name of your bank.
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
Automatic Investment Plan
You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $25 minimum required to open the account.
To invest regularly from your bank account:
•	Complete the Automatic Investment Plan portion on your Account Application or the supplemental sign-up form
•	Make sure you note:
•	Your bank name, address and account number

•	The amount you wish to invest automatically (minimum $25)

•	How often you want to invest (every month, 4 times a year, twice a year or once a year)
•	Attach a voided personal check.
Call 1-866-450-3722 for an enrollment form or consult the SAI for additional information.

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Shareholder Information
Anti-Money Laundering Program
The Fund’s transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes they have identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.
Buying or Selling Shares through a Financial Intermediary
You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.
Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.
Distribution and Shareholder Servicing Arrangements — Revenue Sharing
Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.
For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.
The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The Fund does not pay these service fees on shares purchased directly.
In addition, the Adviser may, at its own expense, pay financial representatives for these services or distribution and marketing services performed with respect to the Fund, and in some cases, these payments may be significant. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.
Dividends and Distributions
All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.
Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

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Shareholder Information
Avoid Tax Withholding
The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.
Selling Your Shares
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” on the next page.
Withdrawing Money from Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
Instructions for Selling Shares
If selling your shares through a financial institution or your financial adviser or broker, ask them for their redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.
By Telephone (unless you have declined telephone sales privileges)

1.	Call 1-866-450-3722 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone Redemptions” on page [22]).

By Mail
1.	Call 1-866-450-3722 to request redemption forms or write a letter of instruction indicating:
•	Your Fund and account number

•	Amount you wish to redeem

•	Address where your check should be sent

•	Account owner signature
2.	Mail to: Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652.
By Overnight Service (See “General Policies on Selling Shares — Redemptions in Writing Required” on page [22])
1.	See instruction 1 above for selling shares by mail.

2.	Send to: Sterling Capital Small Cap Value Fund, c/o PNC Global Investment Servicing, Attn: T.A. Operations, 101 Sabin Street, Providence, RI 02860.

Wire transfer
You must indicate this option on your application.

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Shareholder Information
The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.
Call 1-866-450-3722 to request a wire transfer.
If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.
Electronic Redemptions
Your bank must participate in the ACH and must be a U.S. bank.
Your bank may charge a fee for this service.
Call 1-866-450-3722 to request an electronic redemption.
If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.
Auto Withdrawal Plan
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:
•	Complete the supplemental sign-up form which you may obtain by calling 1-866-450-3722.

•	Include a voided personal check.

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.
General Policies on Selling Shares
Redemptions In Writing Required
You must request redemption in writing and obtain a signature guarantee if:
•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last ten business days; or

•	The redemption proceeds are being transferred to another Fund account with a different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.
A medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when

22

requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.
Shareholder Information
Verifying Telephone Redemptions
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.
Redemptions Within 15 Business Days of Investment
When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check or federal funds wire.
Postponement of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your redemption request by standard or express mail.
Redemption In Kind
The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.
Undeliverable Distribution Checks
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the Fund at the current NAV.
Market Timing Policies
Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to

23

utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Fund.
Shareholder Information
We will apply our policies and procedures consistently to all fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.
Dividends, Distributions and Taxes
Please consult your tax adviser regarding your specific questions about federal, state, local, foreign and other taxes applicable to you. Below we have summarized some important U.S. federal tax issues that affect the Fund and its shareholders. Your investment in the Fund may have other tax implications. This summary is based on current tax laws, which may change.
The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Distributions. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have held your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011.
Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions of dividends and capital gains may be subject to state and local taxes as well.
The Fund will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.
Investments in Foreign Securities. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions, which could increase your tax liability.
Sales, Exchanges and Redemptions of Shares. The sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from the sale, exchange or redemption of your Fund shares will generally be subject to tax as capital gains. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as capital loss.
General. Generally, the Fund’s Adviser does not consider taxes when deciding to buy or sell securities. Distributions of dividends and capital gains from your sale or exchange of Fund shares may be subject to state and local income taxes in addition to federal taxes.
The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, non-U.S. investors may be subject to U.S.

24

withholding and estate tax. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax situation, including possible, state, local and foreign taxes.
More information about taxes is in the Fund’s SAI.
Additional Information about the Fund
Fair Value Pricing Policies
The Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Fund’s Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund’s net asset value price, which should eliminate the potential for arbitrage in the Fund.
A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.
Disclosure of Portfolio Holdings
Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the SAI.
Investment in Exchange-Traded Funds
The Fund may invest in index-based exchange-traded funds, such as iShares® Trust and iShares®, Inc. (“iShares®*”).

*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in an iShares® fund.
iShares® is a registered investment company unaffiliated with the Fund that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares® offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See “Additional Investment Strategies and Risks” for information regarding the risks associated with investment in an exchange-traded fund.
Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares® in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.
Householding
In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of

25

these documents, please call 1-866-450-3722, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

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(LOGO)      Other Information About the Fund
Financial Highlights
The Financial Highlights Table, which for the period prior to December 18, 2006, has been derived from the financial statements of the Predecessor Fund, is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by [       ], independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

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Other Information About the Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Income/(Loss) from Investment Operations				Distributions
	Net Asset	Net		Net
	Value,	investment		realized and	Total from	Net	Net
	Beginning	income		unrealized	investment	investment	realized	Total
	of Period	(loss)		gain (loss)	operations	income	capital gains	distributions
Sterling Capital Small Cap Value Fund
Year Ended September 30, 2008
Period Ended September 30, 2007*	$18.36	(0.01	)(1)	0.68 (1)	0.67	—	(4.35)	(4.35)
Year Ended October 31, 2006	$18.22	(0.04	)(1)	3.09 (1)	3.05	(0.02)	(2.89)	(2.91)
Year Ended October 31, 2005	$18.33	0.01	(1)	1.61 (1)	1.62	—	(1.73)	(1.73)
Year Ended October 31, 2004	$16.17	0.07		2.61	2.68	(0.07)	(0.45)	(0.52)
Year Ended October 31, 2003	$11.75	(0.01)		4.54	4.53	—	(0.11)	(0.11)

*	The Fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2007.

†	Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower if the Adviser did not waive a portion of its fee. Total return for a period of less than one year is not annualized. The performance is based on the performance of the Institutional Shares of the Acquired Fund.

(1)	Per share calculations based on the Average Shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would not significantly differ.

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	Ratios and Supplementary Data
						Ratio of
						expenses to		Ratio of net
Net Asset						average net assets		investment
Value,			Net Assets,	Ratio of		(without waivers		income (loss) to		Portfolio
End of	Total		End of Period	expenses to		and fees paid		average net		turnover
Period	Return†		(000)	average net assets		indirectly)		assets		rate
$14.68	3.67	%(2)	$45,453	1.18	%(3)	1.41	%(3)	(0.07)	%(3)	82	%(2)
$18.36	19.31%		$60,737	1.25	%(4)	1.63%		(0.26)%		56%
$18.22	9.24%		$99,201	1.25	%(4)	1.47%		0.06%		45%
$18.33	17.03%		$247,954	1.25%		1.36%		0.33%		41%
$16.17	38.88%		$227,702	1.25%		1.35%		(0.10)%		46%

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For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.
You can get free copies of annual and semi-annual reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:
Sterling Capital Small Cap Value Fund
P.O. Box 9652
Providence, RI 02940-9652
Telephone: 1-866-450-3722
Internet: http://www.sterling-capital.com*

* The Fund’s website is not a part of this Prospectus.
You can review the Fund’s annual and semi-annual reports and SAIs at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:
•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

•	Free from the SEC’s website at http://www.sec.gov.
Investment Company Act file no. 811-06719.

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BB&T FUNDS
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2009
This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with: the Class A, Class B, and Class C Shares Prospectus and Institutional Shares Prospectus of the BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T Small Cap Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund (collectively, the “Stock Funds”), the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Total Return Bond Fund, the BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T West Virginia Intermediate Tax-Free Fund (collectively, the “Bond Funds”), the BB&T National Tax-Free Money Market Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund (collectively, the “Money Market Funds”), and the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund, and the BB&T Capital Manager Equity Fund (collectively, the “Funds of Funds”) which are dated February 1, 2009 and the Class A, Class B, Class C, and Institutional Shares Prospectus of the Money Market Funds, which is dated February 1, 2009. This SAI is incorporated by reference in its entirety into the Prospectuses. The audited financial statements, including the notes thereto, and the related report of the independent registered public accounting firm in the Funds’ Annual Report for the fiscal year ended September 30, 2008 are incorporated by reference into this SAI. Copies of this SAI, the Prospectuses and the Annual Report may be obtained by writing BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning toll free 1-800-228-1872.

BB&T FUNDS	3
INVESTMENT OBJECTIVES AND POLICIES	4
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS	4
INVESTMENT RESTRICTIONS	24
PORTFOLIO TURNOVER	29
VALUATION	29
VALUATION OF THE MONEY MARKET FUNDS	29
VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS	30
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	31
PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES	31
SALES CHARGES	32
EXCHANGE PRIVILEGE	35
MATTERS AFFECTING REDEMPTION	36
ADDITIONAL TAX INFORMATION	37
ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS	44
ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS	47
MANAGEMENT OF BB&T FUNDS	74
TRUSTEES AND OFFICERS	74
CODE OF ETHICS	78
INVESTMENT ADVISER	78
SUB-ADVISERS	80
PROXY VOTING POLICIES AND PROCEDURES	87
PORTFOLIO TRANSACTIONS	87
GLASS-STEAGALL ACT	89
ADMINISTRATOR	90
SUB-ADMINISTRATOR	90
DISTRIBUTOR	92
EXPENSES	95
SECURITIES LENDING AGENT	96
CUSTODIAN	96
TRANSFER AGENT AND FUND ACCOUNTING SERVICES	96
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	96
LEGAL COUNSEL	96
ADDITIONAL INFORMATION	96
ORGANIZATION AND DESCRIPTION OF SHARES	96
SHAREHOLDER AND TRUSTEE LIABILITY	97
DISCLOSURE OF PORTFOLIO HOLDINGS	97
MISCELLANEOUS	98
FINANCIAL STATEMENTS	99
APPENDIX A	99
APPENDIX B	105

          The Prospectuses of the Funds and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this SAI.

2

STATEMENT OF ADDITIONAL INFORMATION
BB&T FUNDS
     BB&T Funds is an open-end management investment company. Each series of BB&T Funds (except the Tax-Free Bond Funds) is “diversified”, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.
     BB&T Funds consists of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios (“Funds”). Twenty-three of those series are described in this SAI:
STOCK FUNDS
The BB&T Large Cap Fund (the “Large Cap Fund”) (formerly the “Large Cap Value Fund”)
The BB&T Mid Cap Value Fund (the “Mid Cap Value Fund”)
The BB&T Mid Cap Growth Fund (the “Mid Cap Growth Fund”)
The BB&T Small Cap Fund (the “Small Cap Fund”)
The BB&T International Equity Fund (the “International Equity Fund”)
The BB&T Special Opportunities Equity Fund (the “Special Opportunities Fund”)
The BB&T Equity Income Fund (the “Equity Income Fund”)
BOND FUNDS TAXABLE BOND FUNDS
The BB&T Short U.S. Government Fund (the “Short Fund”)
The BB&T Intermediate U.S. Government Fund (the “Intermediate U.S. Government Fund”)
The BB&T Total Return Bond Fund (the “Total Return Bond Fund”)
TAX-FREE BOND FUNDS
The BB&T Kentucky Intermediate Tax-Free Fund (the “Kentucky Fund”)
The BB&T Maryland Intermediate Tax-Free Fund (the “Maryland Fund”)
The BB&T North Carolina Intermediate Tax-Free Fund (the “North Carolina Fund”)
The BB&T South Carolina Intermediate Tax-Free Fund (the “South Carolina Fund”)
The BB&T Virginia Intermediate Tax-Free Fund (the “Virginia Fund”)
The BB&T West Virginia Intermediate Tax-Free Fund (the “West Virginia Fund”)
MONEY MARKET FUNDS
The BB&T National Tax-Free Money Market Fund (the “National Tax-Free Money Market Fund”)
The BB&T Prime Money Market Fund (the “Prime Money Market Fund”)
The BB&T U.S. Treasury Money Market Fund (the “U.S. Treasury Fund”)

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FUNDS OF FUNDS
The BB&T Capital Manager Conservative Growth Fund (the “Conservative Growth Fund”)
The BB&T Capital Manager Moderate Growth Fund (the “Moderate Growth Fund”)
The BB&T Capital Manager Growth Fund (the “Growth Fund”)
The BB&T Capital Manager Equity Fund (the “Capital Manager Equity Fund”)
The Funds of Funds offer shareholders a professionally-managed investment program by purchasing shares of existing Funds of BB&T Funds (the “Underlying Funds”). Each Fund may offer to the public four classes of Shares: Class A, Class B, Class C, and Institutional Shares. As of the date of this SAI, Class B and Class C Shares of the Short Fund, the Tax-Free Bond Funds, and the National Tax-Free Money Market Fund are not being offered. Shares of the BB&T Equity Index Fund and the Sterling Capital Small Cap Value Fund are currently being offered in separate prospectuses and SAIs. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.
OVB MERGER. In July, 2001, certain Funds of BB&T Funds merged with the OVB Funds of The Arbor Fund, pursuant to an Agreement and Plan of Reorganization. Except for the following Funds listed below, BB&T Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former OVB Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds (the “Former OVB Funds”):

NAME OF FORMER OVB FUND	BB&T FUNDS’ NAME
1. OVB Capital Appreciation Portfolio	1. BB&T Mid Cap Growth Fund
2. OVB Equity Income Portfolio	2. BB&T Mid Cap Value Fund
3. OVB West Virginia Tax-Exempt Income Portfolio	3. BB&T West Virginia Intermediate Tax-Free Fund
INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
     The Funds’ Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.
     The Appendix to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”), Scott & Stringfellow, Inc. (“Scott & Stringfellow”), Artio Global Management LLC (“Artio Global”) (formerly Julius Baer Investment Management LLC), Federated Investment Management Company (“FIMC”), and Sterling Capital Management LLC (“Sterling Capital,” together with Scott & Stringfellow, Artio Global and FIMC, the “Sub-Advisers,” and each, a “Sub-Adviser”) with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.
     AUCTION RATE SECURITIES. The Funds (except the Money Market Funds) may invest in securities issued by municipalities and governmental agencies and sold through an auction process.
     Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.
     While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail

4

due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
     An issuer’s obligations under its auction rate municipal securities are subject to provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its auction rate municipal securities may be materially, adversely affected by litigation or other conditions.
     EQUITY SECURITIES. Each of the Stock Funds and, to the extent consistent with its investment objective and policies, the Total Return Bond Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
     The Stock Funds may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.
     CREDIT ENHANCEMENT. The National Tax-Free Money Market Fund, the Prime Money Market Fund, the Tax-Free Bond Funds and the Total Return Bond Fund may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. The credit enhancer has greater financial resources and liquidity than the issuer.
     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
     ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. The Taxable Bond Funds, the Stock Funds and the Money Market Funds may invest in “zero coupon” U.S. Government Securities.
     INSURANCE CONTRACTS. The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treat these contracts as fixed-income securities.
     The Prime Money Market Fund, the National Tax-Free Money Market Fund, the Stock Funds and the Taxable Bond Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR).

5

     BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Funds, except the U.S. Treasury Fund, may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.
     Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).
     COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
     Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each Fund, except for the National Tax-Free Money Market Fund and the U.S. Treasury Fund, may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T Asset Management or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.
     FOREIGN INVESTMENT. The Prime Money Market Fund, the Total Return Bond Fund, the Stock Funds and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit (“ECDs”) which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETD’s”) which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTD’s”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above. The Total Return Bond Fund, the International Equity Fund and the Equity Income Fund may also invest in debt obligations of foreign issuers denominated in foreign currencies.

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     The Total Return Bond Fund, the Stock Funds, and the Funds of Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges. Such securities may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.
     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Global Depositary Receipts (“GDRs”) are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for-sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Special tax considerations apply to foreign securities.
     Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Total Return Bond Fund, the Stock Funds, and the Funds of Funds will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes the benefits associated with such investments outweigh the risks. The Prime Money Market Fund will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes that the risks associated with such investments are minimal.
     Each of the International Equity Fund and the Total Return Bond Fund may invest its assets in countries with emerging economies or securities markets. These countries may include [Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, The Czech Republic, Ecuador, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Venezuela, Vietnam and Zambia]. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.
     The expense ratio of the International Equity Fund is expected to be higher than that of other Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of

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investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.
     FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.
     Currency exposure is managed actively and separately from the underlying assets in the Fund based upon the Sub-Adviser’s overall market and currency management strategy. The Sub-Adviser may alter the Fund’s currency exposure whenever the Sub-Adviser perceives opportunities to enhance the return or reduce the risk of the Fund. The Sub-Adviser is permitted to shift the currency exposure resulting from the underlying assets from the original currency to another currency within the Fund’s benchmark, the Morgan Stanley International EAFE Index (or to the U.S. dollar) and may enter into a net long position with respect to any currency within the benchmark (or to the U.S. dollar), provided that the aggregate currency positions created by forward currency exchange contracts do not exceed 100% of the Fund’s total net assets. Net short positions are not permitted.
     To the extent a Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.
     When a Fund enters into a forward currency exchange contract, liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward currency exchange contracts will be earmarked and reserved on the custodian’s or the Fund’s records. For the purpose of determining the adequacy of the securities that have been earmarked and reserved, such securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid assets will be earmarked and reserved such that the value such assets will equal the amount of the Fund’s commitment.
     REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T Asset Management or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T Asset Management or the Sub-Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.
     If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in

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the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. When a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will earmark and reserve on the custodian’s or the Fund’s records liquid assets in an amount sufficient at all times to cover the Fund’s obligations under the agreement, in accordance with procedures adopted by the Fund’s Board of Trustees.
     U.S. GOVERNMENT SECURITIES. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such securities and in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These securities will constitute the primary investment of the Short Fund and the Intermediate U.S. Government Fund. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency’s securities; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T Asset Management or the Sub-Adviser believes that the credit risk with respect thereto is minimal.
     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.
     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.
     The Taxable Bond Funds, the Stock Funds and the Money Market Funds may also invest in “zero coupon” U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     The Tax-Free Bond Funds may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).
     SWAPS. The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The International Equity Fund and the Tax-Free Bond Funds may enter into swap transactions for any legal purpose consistent with the respective Fund’s investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure

9

to certain markets in the most economical way possible. The Tax-Free Bond Funds will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.
     The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.
     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
     Each of the International Equity Fund and the Tax-Free Bond Funds will earmark and reserve liquid assets in an amount sufficient at all times to cover the Fund’s current obligations under its swap transactions, caps, floors and collars, and in accordance with procedures adopted by the Fund’s Board of Trustees. The Tax-Free Bond Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. The International Equity Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

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     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
     CREDIT DEFAULT SWAPS (“CDSs”). The International Equity Fund and the Total Return Bond Fund may enter into CDSs. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The International Equity Fund and the Total Return Bond Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Fund is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
     CDSs involve special risks in addition to those mentioned above under “Swaps”, because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).
     REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Stock Funds and the Total Return Bond Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically,

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yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
limited financial resources;
infrequent or limited trading; and
more abrupt or erratic price movements than larger company securities.
     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
     TRUST PREFERRED SECURITIES. Each of the Stock Funds and the Total Return Bond Fund may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats capital securities as debt.
     SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
     INVESTMENT GRADE DEBT OBLIGATIONS. The Total Return Bond Fund, the Tax-Free Bond Funds, and the Stock Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. The Short Fund and the Intermediate U.S. Government Fund may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s Investors Services, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Corporation (“S&P”)), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Stock Funds may each invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.
     NON-INVESTMENT GRADE DEBT SECURITIES. The Stock Funds and the Total Return Bond Fund may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.
     The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value (“NAV”). Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.
     The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds’ NAVs can be expected

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to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.
     Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Each of the Stock Funds will limit its investments in non-investment grade securities to 20% of its total net assets. The Total Return Bond Fund may invest up to 25% of its total assets in such securities. Subject to Securities and Exchange Commission (“SEC”) restrictions, the Stock Funds and Total Return Bond Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.
     CUSTODY RECEIPTS. The Taxable Bond Funds and the Stock Funds may invest in custody receipts that represent debt securities. Custody receipts, such as Morgan Stanley TRACERs and Lehman Brothers TRAINs are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.
     Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Stock Funds and Total Return Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.
     COLLATERALIZED MORTGAGE OBLIGATIONS. Each of the Bond Funds, the Stock Funds, the Prime Money Market Fund and the National Tax-Free Money Market Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
     CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.
     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered illiquid securities pursuant to guidelines established by the Funds’ Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund and the National Tax-Free Money Market Fund) of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.
     Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.
     ASSET-BACKED SECURITIES. The Prime Money Market Fund, the Bond Funds and the Stock Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as

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automobile receivables and credit-card receivables, into pools.
     Offerings of Certificates for Automobile Receivables (“CARs”) are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARs are certain, while cash-flows on other types of CARs issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.
     Certificates for Amortizing Revolving Debt (“CARDs”) represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the CARDs’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs’ balance. This method results in especially fast amortization.
     Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by a Fund will be subject to the same quality requirements as other securities purchased by the Fund.
     For purposes of calculating underlying fund expenses in the Prospectuses, structured products such as asset-backed securities are not included.
     MUNICIPAL OBLIGATIONS. The Stock Funds, Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may invest in municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.
     In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.
     An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially, adversely affected by litigation or other conditions.
     TAXABLE OBLIGATIONS. All Funds, except the U.S. Treasury Fund, may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and

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colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.
     TAX-EXEMPT OBLIGATIONS. Under normal market conditions, the Kentucky Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Kentucky personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Kentucky Tax-Exempt Obligations”). Under normal market conditions, the Maryland Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Maryland personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Maryland Tax-Exempt Obligations”). Under normal market conditions, the North Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“North Carolina Tax-Exempt Obligations”). Under normal market conditions, the South Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“South Carolina Tax-Exempt Obligations”). Under normal market conditions, the Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“Virginia Tax-Exempt Obligations”). Under normal market conditions, the West Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt both from federal income tax and West Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“West Virginia Tax-Exempt Obligations”). Under normal market conditions, the National Tax-Free Money Market Fund will invest at least 80% of its net assets plus borrowings in investments the income from which is exempt from both federal regular income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals (“National Tax-Exempt Obligations”). In addition to Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund may invest in tax-exempt obligations issued by or on behalf of states other than Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer’s counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, West Virginia Tax-Exempt Obligations and National Tax-Exempt Obligations are hereinafter collectively referred to as “Tax-Exempt Obligations.” All Funds, except the U.S. Treasury Fund, may invest in Tax-Exempt Obligations.
     Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.
     Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

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     The two principal classifications of Tax-Exempt Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Funds, except the U.S. Treasury Fund, are permitted to invest in Tax-Exempt Obligations and may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. Currently, South Carolina issuers do not have authority to issue moral obligation securities. State units and local governments in Virginia, North Carolina, West Virginia, Maryland and Kentucky are permitted to issue moral obligation debt that is not a general obligation of those issuers. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Fund’s investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.
     An issuer’s obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.
     Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.
     VARIABLE AND FLOATING RATE NOTES. The Tax-Free Bond Funds may acquire variable and floating rate tax-exempt notes, subject to each Fund’s investment objective, policies, and restrictions. [The Total Return Bond Fund may do the same, without the tax-exempt restriction.] The National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 397 days but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T Asset Management with respect to the Tax-Free Bond Funds, ([or Sterling Capital with respect to the Total Return Bond Fund] or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) under guidelines established by the Funds’ Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, BB&T Asset Management with respect to the Tax-Free Bond Funds ([or Sterling Capital with respect to the Total

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Return Bond Fund] or FIMC with respect to the National Tax-Free Money Market Fund and the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the National Tax-Free Money Market Fund, the Total Return Bond Fund, the Prime Money Market Fund or the Tax-Free Bond Funds, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of each Tax-Free Bond Fund’s net assets ([X% for the Total Return Bond Fund] and 10% for the National Tax-Free Money Market Fund or the Prime Money Market Fund) only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.
     For purposes of the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.
     WHEN-ISSUED SECURITIES. Each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Stock Funds, the National Tax-Free Money Market Fund and the Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including “TBA” (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, it will earmark and reserve liquid assets in an amount sufficient at all times to cover the Fund’s current obligations, in accordance with procedures adopted by the Fund’s Board of Trustees.
     When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.
     CALLS. The Stock Funds and the Funds of Funds may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.
     The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund’s Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.
     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets (50% for the Special Opportunities Equity Fund and Equity Income Fund).

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     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund’s custodian. A Fund does not consider a security covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.
     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T Asset Management or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of a Fund is computed (close of the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.
     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.
     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
     PUTS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund may acquire “puts” with respect to Tax-Exempt Obligations held in their portfolios, and the Funds of Funds may acquire puts with respect to the securities in their portfolios. The Stock Funds may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.
     The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

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     Puts may be acquired by the Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.
     The Tax-Free Bond Funds, the National Tax-Free Money Market Fund and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).
     The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T Asset Management’s opinion, present minimal credit risks.
     PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (50% for the Special Opportunities Equity Fund and Equity Income Fund) (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.
     Each Fund of BB&T Funds (other than the Money Market Funds and the Bond Funds) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund’s position in a futures contract or related option, a Fund will earmark and reserve liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
     STAND-BY COMMITMENTS. The Tax-Free Bond Funds may acquire “stand-by commitments” with respect to Tax-Exempt Obligations held in their portfolios, and the Stock Funds and the National Tax-Free Money Market Fund may acquire stand-by commitments with respect to the securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.
     The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.
     Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund’s total assets calculated immediately after each stand-by commitment is acquired.
     Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment. When a Fund enters into a stand-by commitment, it will earmark and reserve liquid assets in an amount sufficient at all times to cover the Fund’s current obligations under the stand-by commitment, in accordance with procedures adopted by the Fund’s Board of Trustees.
     A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments

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acquired by a Fund would be valued at zero in determining NAV. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.
     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.
     FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund (other than the Money Market Funds) may invest in futures contracts and each Fund (other than the Money Market Funds and the Taxable Bond Funds) may invest in options thereon. The value of a Fund’s contracts may approach, but will not exceed, 100% of the Fund’s total net assets.
     Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.
     Successful use of futures by the Funds is also subject to an Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
     Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

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     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.
     In addition, the International Equity Fund may purchase and write (sell) futures contracts on commodities and options thereon. While such a futures contract obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract, no physical delivery of the underlying commodity is made. It is the practice of holders of futures to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.
     When a Fund invests in a futures contract, it will earmark and reserve liquid assets in an amount sufficient at all times to cover the Fund’s current obligations under the futures contract, in accordance with procedures adopted by the Fund’s Board of Trustees.
     Pursuant to claims for exemption filed with the National Futures Association on behalf of the Funds, the Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as such under the Commodity Exchange Act.
     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Stock Funds and the Total Return Bond Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     EXCHANGE-TRADED FUNDS. Each Stock Fund, Fund of Funds and Bond Fund may invest in exchange-traded funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), iShares(R) Trust and iShares(R), Inc. (“iShares(R)*”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price, performance and dividend yield of an index or a group of stocks in a particular geographic area.
     ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.
     An investment in an ETF offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses.
     Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

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     An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
     Since ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets (the “3-5-10 Limitations”). The Funds may invest in certain ETFs, including but not limited to iShares(R)*, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.
     INVESTMENT COMPANIES. The Funds may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with their respective investment objectives and strategies. The 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund (the “3-5-10 Limitations”).
     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent the estimated fees and expenses of a Fund attributable to investment in investment companies exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the expense table in the Fund’s Prospectus.
     The Funds of Funds may invest in (i) other BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including ETFs) that are not part of the BB&T Funds group of investment companies to the extent permitted by applicable law or exemptive relief obtained from the SEC and in accordance with the Fund’s investment objective and strategies. The Funds of Funds’ investments in BB&T Funds will exceed the 3-5-10 Limitations and the Funds of Funds’ investments in underlying funds that are not part of the BB&T Funds group of investment companies may exceed the 3-5-10 Limitations to the extent permitted by applicable law or exemptive relief.
     Pursuant to an exemptive rule under the 1940 Act, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of SEC Rule 12d1-1.
     In addition, the International Equity Fund may purchase shares of investment companies (which may include exchange-traded funds) investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one country.
     The Total Return Bond Fund may invest in investment companies that invest primarily in debt securities.
     CONVERTIBLE SECURITIES. The Total Return Bond Fund and the Stock Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

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to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
     RESTRICTED SECURITIES. Each Fund (other than the U.S. Treasury Money Market Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the “1933 Act”) in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.
     Each Fund (other than the U.S. Treasury Money Market Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T Asset Management and/or a Fund’s respective Sub-Adviser has determined are creditworthy under guidelines established by the Funds’ Board of Trustees. The Funds will employ one or more securities lending agents to initiate and effect securities lending transactions for the Funds. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Additionally, cash collateral received will be invested on behalf of the Fund in U.S. government securities, shares of an investment trust or an investment company (including unregistered funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and/or other types of investments, as permitted by the applicable Fund’s Prospectus or SAI and the investment guidelines included in the Securities Lending Agreement. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets, plus the assets received by the Fund as collateral for securities loaned.
     CALLABLE SECURITIES. Certain fixed-income securities invested in by the Bond Funds and the Money Market Funds are callable at the option of the issuer. Callable Securities are subject to Prepayment/Call risk.
     STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependant on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
     TEMPORARY DEFENSIVE POSITIONS. If deemed appropriate under the circumstances, each Stock Fund, Bond Fund and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short-term obligations may include money market instruments and repurchase agreements. If deemed appropriate under the circumstances, the National Tax-Free Money Market Fund may invest in cash or securities subject to federal income tax. This may cause the National Tax-Free Money

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Market Fund to receive and distribute taxable income to investors, and to that extent to fail to meet its investment objective.
     UNDERWRITING SECURITIES. As a matter of policy, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
INVESTMENT RESTRICTIONS
     Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION — Miscellaneous” in this SAI).
THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND MAY NOT:
     1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the SEC, the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.
     EACH TAXABLE BOND FUND MAY NOT:
     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     2. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     EACH OF THE FUNDS OF FUNDS MAY NOT:
     1. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by “regulated investment companies” as defined in the Internal Revenue Code of 1986, as amended (the “Code”); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or “regulated investment companies” as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     THE LARGE CAP FUND, THE SMALL CAP FUND, THE MID CAP GROWTH FUND, THE MID CAP VALUE FUND, AND

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THE SPECIAL OPPORTUNITIES EQUITY FUND MAY NOT:
     1. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
     THE INTERNATIONAL EQUITY FUND MAY NOT:
     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
     3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.
     4. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.
     THE INTERNATIONAL EQUITY FUND MAY:
     1. Purchase or sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. Purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     EACH OF THE FUNDS MAY:
     1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or

25

regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     THE KENTUCKY FUND, THE MARYLAND FUND, THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, THE VIRGINIA FUND, AND THE WEST VIRGINIA FUND MAY NOT:
     1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.
     2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.
     EACH FUND (EXCEPT THE INTERNATIONAL EQUITY FUND AND PRIME MONEY MARKET FUND) MAY:
     1. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     2. The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, the Short Fund, the Intermediate U.S. Government Fund and the Total Return Bond Fund may not purchase put options.
     THE PRIME MONEY MARKET FUND MAY NOT:
     1. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers’ acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Underwrite securities except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.
     3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.
     Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

26

     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY:
     1. Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and bankers’ acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.
     2. Underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE NATIONAL TAX-FREE MONEY MARKET FUND MAY NOT:
     1. Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE EQUITY INCOME FUND MAY NOT:
1.	Concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     THE EQUITY INCOME FUND MAY:
1.	Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

2.	Underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
The fundamental investment restrictions of the National Tax-Free Money Market Fund and the Equity Income Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the National Tax-Free Fund and the Equity Income Fund have also adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than each Fund’s fundamental restrictions. Any changes in the non-fundamental investment policies of these Funds will be communicated to its shareholders prior to effectiveness.
     1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries.
     The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other

27

investment companies. Pursuant to exemptive relief granted by the SEC to iShares(R) as well as procedures approved by the Board, the Equity Income Fund may invest in iShares(R) ETFs in excess of the 5% and 10% limits described in this paragraph, provided that the Equity Income Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations. In addition, pursuant to exemptive rules under the 1940 Act, each of the Funds may invest in shares of affiliated and unaffiliated money market funds to the extent permitted by its investment strategy.
     Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
     The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of the Funds:
     1. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in illiquid securities.
     2. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in instruments which are not readily marketable.
     3. If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction.
     4. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
     5. All Funds except the Prime Money Market Fund and the National Tax-Free Money Market Fund may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the above Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.
     6. The Equity Income Fund and the National Tax-Free Money Market Fund may not purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Equity Income Fund may invest in futures contracts and options on futures contracts, as disclosed in the applicable Prospectus). However, subject to its permitted investments, the Equity Income Fund and the National Tax-Free Money Market Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.
     7. The Equity Income Fund and the National Tax-Free Money Market Fund may not borrow money or issue senior securities, except that the Equity Income Fund and the National Tax-Free Money Market Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Equity Income Fund and the National Tax-Free Money Market Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.
     8. Each Fund except the Money Market Funds may not invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.
     9. The National Tax-Free Money Market Fund may not invest more than 10% of its total assets in “illiquid” securities, as defined by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
     10. To the extent required by the rules of the SEC, the National Tax-Free Money Market Fund will apply the diversification

28

requirements under the 1940 Act to 100% of its portfolio, provided, however, that the Fund may invest up to 25% of its total assets in any one issuer for a period of up to three business days.
     For purposes of the concentration policies described above, the Funds do not consider investment companies to constitute an “industry.” Rather, the Funds will “look-through” investments in investment companies to the underlying securities held by such exchange-traded funds when determining fund exposure to a particular industry.
PORTFOLIO TURNOVER
     The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.
     For the fiscal years ended September 30, 2008 and September 30, 2007, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the Money Market Funds) were as follows:

FUND	2008(%)	2007(%)
Large Cap Fund	[ ]	68.6
Mid Cap Value Fund	[ ]	58.59
Mid Cap Growth Fund	[ ]	134.95
Small Cap Fund	[ ]	46.54
International Equity Fund	[ ]	129.80
Special Opportunities Equity Fund	[ ]	49.43
Equity Income Fund	[ ]	37.85
Short Fund	[ ]	44.10
Intermediate U.S. Government Fund	[ ]	85.83
Total Return Bond Fund	[ ]	222.24
Kentucky Intermediate Tax-Free Fund	[ ]	69.73
Maryland Intermediate Tax-Free Fund	[ ]	136.09
North Carolina Intermediate Tax-Free Fund	[ ]	106.16
South Carolina Intermediate Tax-Free Fund	[ ]	68.69
Virginia Intermediate Tax-Free Fund	[ ]	85.36
West Virginia Intermediate Tax-Free Fund	[ ]	49.60
Prime Money Market Fund	[ ]	N/A
U.S. Treasury Money Market Fund	[ ]	N/A
National Tax-Free Money Market Fund	[ ]	N/A
Capital Manager Conservative Growth Fund	[ ]	29.58
Capital Manager Moderate Growth Fund	[ ]	40.05
Capital Manager Growth Fund	[ ]	44.48
Capital Manager Equity Fund	[ ]	48.80
	[ ]

     High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each Fund other than the Money Market Funds may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See “Additional Tax Information.”
     Because the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of the U.S. Treasury Fund, Prime Money Market Fund and the National Tax-Free Money Market Fund was zero percent for the fiscal years ended September 30, 2008 and September 30, 2007. The portfolio turnover rate for each Money Market Fund is expected to remain zero percent for regulatory purposes.
VALUATION
VALUATION OF THE MONEY MARKET FUNDS

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     The U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.
     Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per Share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (securities subject to maturity dates) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund’s investment objective, to stabilize the NAV per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share (the “Mark to Market”). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued at fair value and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
     In the event such deviations exceed one half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding Shares without monetary consideration, or utilizing a NAV per Share determined by using available market quotations.
VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS
     Except as noted below, investments of the Stock Funds, Bond Funds, and Fund of Funds of the Trust in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST. or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Except as noted below, investments of the International Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.
     With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed-income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser are valued at fair value under procedures approved by the Funds’ Board of Trustees. Such may include a yield equivalent or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of

30

affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.
     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     Each class of Shares of each Fund of BB&T Funds is offered on a continuous basis by BB&T AM Distributors, Inc. (the “Distributor”). Class A, Class B, Class C, or Institutional Shares may be purchased through banks, brokers and other financial intermediaries, as well as through accounts at Branch Banking and Trust Company (“BB&T”), or BB&T’s affiliated or correspondent banks. Customers purchasing Shares of the Funds may include officers, directors, or employees of BB&T or BB&T’s affiliated or correspondent banks. Not all Funds and classes are available for purchase in all states.
PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES
     As stated in the Class A, Class B, and Class C Prospectus, the public offering price of Class A Shares of a Fund, except the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, is its NAV next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of a Fund is calculated by dividing NAV by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B, and Class C Prospectus applies to purchases of Class A Shares of such a Fund by a purchaser (a “Purchaser”).
     Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund, and Class B and Class C Shares of each Fund offering such Shares are sold at their NAV per share, as next computed after an order is received. However, as discussed in the Class A, Class B, and Class C Prospectus, the Class B and Class C Shares are subject to a contingent deferred sales charge (“CDSC”) if they are redeemed prior to the sixth and first anniversary of purchase, respectively. Investors purchasing Shares of the U.S. Treasury Fund, the Prime Money Market Fund and the National Tax-Free Money Market Fund are generally required to purchase Class A or Institutional Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund or the Prime Money Market Fund as opposed to shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund or the Prime Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund or the Prime Money Market Fund, within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see “Auto Exchange Plan”).
     An order to purchase Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund will be deemed to have been received by the Fund only when federal funds with respect thereto are available to the Funds’ custodian for investment. Federal funds are monies credited to a bank’s account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds’ custodian, if received prior to the last Valuation Time (see “VALUATION”). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund.
     Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free

31

Money Market Fund continue to earn dividends through the day before their redemption.
     Shares of a Fund sold to a bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as “Participating Organizations”) acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Fund’s transfer agent and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to customers. Depending upon the terms of a particular customer account, a Participating Organization or Bank may charge a customer’s account fees for services provided in connection with investment in the Funds.
     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the NAV as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the NAV determined as of the Valuation Time for the next Business Day.
     Every shareholder will be mailed a confirmation of each new transaction in the shareholder’s account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing Shares will not be issued.
     AUTO INVEST PLAN. The Funds Auto Invest Plan enables shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With shareholder authorization, the Funds’ transfer agent will deduct the amount specified (subject to the applicable minimums) from the shareholder’s bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.
     For a shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762. The Auto Invest Plan may be amended or terminated without notice at any time by the Fund.
     BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT (“IRA”). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B, or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.
     All BB&T Funds IRA distribution requests must be made in writing to the Fund’s transfer agent. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.
     For more information on a BB&T Funds IRA, call BB&T Funds at 1-800-228-1872. Investment in Shares of the Tax-Free Bond Funds or the National-Tax Free Money Market Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.
SALES CHARGES
     As the Funds’ principal underwriter, the Distributor enters into selling and/or service agreements with financial intermediaries to authorize the financial intermediaries to make available Class A, Class B, and Class C Shares of the Funds to investors. The Distributor re-allows some or all of the applicable sales charge as dealer discounts and brokerage commissions. The Distributor may retain 0.25% of the sales charge charged to shareholders for marketing and distribution expenses. The Fund’s transfer agent will pay the remaining sales charge to dealers. As a result, broker-dealers that sell shares of the Funds may receive more revenue from the sale of the Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an “underwriter” for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

32

     The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of Class A Shares of any Fund. The maximum cash compensation payable by shareholders is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of a Fund’s Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.
CLASS A SHARES
     Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.
     The current sales charge rates are as follows:
FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND TOTAL RETURN BOND FUND

	SALES CHARGE	SALES CHARGE	COMMISSION
	AS A % OF	AS OF % OF	AS A % OF
YOUR INVESTMENT	OFFERING PRICE	YOUR INVESTMENT	OFFERING PRICE
Up to $49,999	5.75%	6.10%	5.75%
$50,000 to $99,999	4.50%	4.71%	4.50%
$100,000 up to $249,999	3.50%	3.63%	3.50%
$250,000 up to $499,999	2.50%	2.56%	2.50%
$500,000 up to $999,999	2.00%	2.04%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%
FOR THE TAX-FREE BOND FUNDS AND THE SHORT FUND

	SALES CHARGE	SALES CHARGE	COMMISSION
	AS A % OF	AS A % OF	AS A % OF
YOUR INVESTMENT	OFFERING PRICE	YOUR INVESTMENT	OFFERING PRICE
Up to $49,999	3.00%	3.09%	3.00%
$50,000 to $99,999	2.50%	2.56%	2.50%
$100,000 up to $249,999	2.00%	2.04%	2.00%
$250,000 up to $499,999	1.50%	1.52%	1.50%
$500,000 up to $999,999	1.00%	1.01%	1.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

[1]	There is no initial sales charge on purchases of $1 million or more. However, after February 1, 2007, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

Effective September 25, 2007, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of BB&T Funds, BB&T and its affiliates and (ii) shareholders who purchased shares with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For (i) sales of over $1 million or more, (ii) sales to employees of BB&T Funds, BB&T and its affiliates, and (iii) sales of shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption, if a sales charge was paid on such shares, the Distributor also pays broker-dealers a finder’s fee of up to 1.00% of the offering price of such shares up to and including $2.5 million, 0.5% of the offering price over $2.5 million and up to $5 million, and 0.25% of

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the offering price over $5 million out of its own assets.
     The sales charges set forth in the table above are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.
     In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the shareholder’s Fund account, (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.
FOR THE MONEY MARKET FUNDS
No front-end or deferred sales charges, except as described in “Exchange Privilege” below.
SALES CHARGE REDUCTIONS AND WAIVERS
     Certain sales of Class A Shares are made without a sales charge or with a reduced sales charge, as described in the Class A, Class B, and Class C Prospectuses under the caption “Sales Charge Reductions and Waivers,” to promote goodwill with employees and others with whom the Distributor, BB&T and/or BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible. However, as of February 1, 2007, a CDSC is applicable to redemptions within two years of purchase for investments of $1 million or more. In addition, effective September 25, 2007, a CDSC of up to 1.00% of the purchase price is applicable to redemptions within two years of purchase for sales of (i) shares to employees of BB&T Funds, BB&T and its affiliates and (ii) shares purchased with proceeds from redemptions from another mutual fund complex within 60 days of redemption if a sales charge was paid on such shares.
     LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent (“LOI”) which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a LOI will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI (the “LOI Investment Amount”). For purposes of meeting the LOI Investment Amount, a LOI may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a LOI if such LOI gives the Transfer Agent sufficient information to permit confirmation of the purchase of Class A shares within the preceding 90 day period; however, no sales charge adjustment will be made for shares purchased prior to the date of the LOI. The 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Funds without notice.
     A LOI is not a binding obligation upon the investor to purchase the LOI Investment Amount. The minimum initial investment under a LOI is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the LOI Investment Amount is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares will not be held in escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the LOI have been made or the higher sales charge has been paid. When the LOI Investment Amount has been purchased, the escrow will be released. To the extent that an investor purchases more than the LOI Investment Amount indicated on the LOI and qualifies for a further reduced sales charge within the 13 month period, no sales charge adjustment will be made for shares purchased prior to such qualifying purchase. .
     For further information, interested investors should contact the Funds’ transfer agent. LOI privileges may be amended or terminated without notice at any time by the Funds’ transfer agent.
     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced

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sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser’s current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current NAV of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Funds.
     Proceeds from the CDSC together with the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advancing brokerage commissions, as well as expenses for the Funds’ distribution-related and shareholder services. These services include the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission. In addition, the Distributor may retain 0.25% of the original purchase price of the Class B and Class C Shares.
     CLASS B SHARES AND CLASS C SHARES. The CDSC is waived on redemption of Shares: (i) following the death or disability (as defined in the Code, as defined below) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; and (iii) provided that the shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A shareholder or his or her representative should contact the transfer agent to determine whether a retirement plan qualifies for a waiver and must notify the transfer agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a “redemption” of Class B or Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B or Class C Shares of other Funds of BB&T Funds as described under “Exchange Privilege.”
     For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.
     If a shareholder effects one or more exchanges among Class B Shares of the Funds during the eight-year period, the Funds will aggregate the holding periods for the shares of each Fund of BB&T Funds for purposes of calculating that eight-year period. Because the per share NAV of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.
EXCHANGE PRIVILEGE
     INSTITUTIONAL SHARES. Class A, Class B or Class C Shares may be exchanged for Institutional Shares of the same Fund if an investor becomes eligible to purchase Institutional Shares. Institutional Shares may be exchanged for Class A Shares of a Fund if an investor ceases to be eligible to purchase Institutional Shares.
     CLASS A. Only residents of Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia may exchange their Class A Shares of the other Funds for Class A Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund, respectively.
     If Class A Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund, the U.S. Treasury Fund or the National Tax-Free Money Market Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the shareholder must notify the Fund’s transfer agent that a sales load was originally paid. Depending upon the terms of a particular customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

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     CLASS B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative NAV per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class B Shares.
     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.
     CLASS C. Class C Shares of each Fund may be exchanged for Class C Shares of the other Funds on the basis of relative NAV per Class B Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class C Shares.
     For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.
     ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the shareholder’s tax cost (or “basis”) in the Shares surrendered and the value of the Shares received in the exchange. If a shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the shareholder’s basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.
     If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. A shareholder wishing to exchange Class A, Class B, or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Funds’ transfer agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.
MATTERS AFFECTING REDEMPTION
     REDEMPTION BY MAIL. A written request for redemption must be received by the Funds’ transfer agent in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Funds reserve the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.
     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the transfer agent. The transfer agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Funds’ transfer agent, BB&T Asset Management or the Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds’ telephone transaction procedures, upon instructions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone

36

are genuine; if these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to the Funds.
     The Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Funds to determine the value of its total net assets.
     The Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Funds’ responsibilities under the 1940 Act.
     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables shareholders to make regular redemptions of Class A, Class B, and Class C Shares of a Fund. With shareholder authorization, the Funds’ transfer agent will automatically redeem Class A, Class B, and Class C Shares at the NAV of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the shareholder.
     Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities.
     To participate in the Auto Withdrawal Plan, shareholders should complete a supplemental sign-up form that can be acquired by calling the Funds’ transfer agent. For a shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Fund.
     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the NAV per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to shareholders for Shares redeemed will be made within seven days after receipt by the Funds’ transfer agent of the request for redemption. However, to the greatest extent possible, the Funds will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the transfer agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Funds or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its shareholders for same day payment upon redemption of Shares if the request for redemption is received by the transfer agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.
ADDITIONAL TAX INFORMATION
     The following discussion of the U.S. federal income tax consequences of investing in the Funds is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
     TAXATION OF THE FUNDS. Each Fund will be treated as a separate entity for federal income tax purposes. It is the policy of each Fund to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies (“RICs”) under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. If the Funds qualify as RICs that are accorded special treatment, the Funds, will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). RICs are subject to a federal excise tax if they do not distribute substantially all of their

37

income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all of its ordinary income and net realized capital gains.
     In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).
     In general, for purposes of the 90% gross income requirement described in (a) of the paragraph immediately above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirements described in (c) above, in the case of a Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     As mentioned above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.
     If for any taxable year a Fund does not qualify for the special federal tax treatment afforded RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits will be taxed as dividend income, even if the distributions are attributable to long-term capital gains or exempt interest income earned by the Fund. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as qualified dividend income to non-corporate shareholders. Furthermore, in order to re-qualify for taxation as a RIC that is accorded special treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.
     Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such

38

liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     Treasury regulations permit a RIC, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
     If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for its taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that a Fund will be able to do so.
     DISTRIBUTIONS. Distributions of net investment income from a Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her Shares. Distributions of each Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gain from the sale of investments that such Fund owned for more than one year over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions from capital gains are generally made after applying any capital loss carryovers.
     Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund Shares. Dividends and distributions on a Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.
     If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her Shares.
     For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s Shares. If the aggregate qualified dividends received by a Fund during any

39

taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Bond Funds and the Money Market Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.
     To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain, and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, to the extent that a Fund makes distributions of income received by the Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends to shareholders.
     Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt financed” (generally, acquired with borrowed funds), (2) if the dividend has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period surrounding the ex-dividend date (less than 91 days in the 181-day period surrounding the ex-dividend date in the case of certain preferred stock), or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of a Fund or (2) by application of the Code.
     Dividends received by a shareholder of a Fund that are derived from such Fund’s investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the shareholder had purchased U.S. Government Securities directly.
     Dividends are generally taxable in the taxable year received. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.
     EXEMPT-INTEREST DIVIDENDS. The Tax-Free Bond Funds and the National Tax-Free Money Market Fund generally expect most of their income dividends to be exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code. Such dividends may not exceed, in the aggregate, the net interest a Fund receives during the taxable year from securities exempt from regular federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes (both for individual and corporate shareholders) and for state and local tax purposes. In particular, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.
     As a matter of policy, under normal market conditions, not more than 10% of a Fund’s total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. Interest income on all Tax-Exempt Obligations is included in “adjusted current earnings” for purposes of computing the federal alternative minimum tax applicable to corporate shareholders.
     A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund’s fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all income distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.
     If a shareholder receives an exempt-interest dividend with respect to any Share held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or railroad retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the shareholder. Shareholders

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who receive Social Security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.
     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends will not be deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions of exempt-interest dividends (not including distributions from net long-term capital gains) paid to the shareholder. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.
     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder who may be considered a “substantial user” should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a “substantial user” or a “related person.”
     If a Tax-Free Bond Fund or the National Tax-Free Money Market Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, taking into account the amount of any non-deductible expenses arising in connection with such tax-exempt income).
     If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.
     The Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See “INVESTMENT OBJECTIVES AND POLICIES — Additional Information on Portfolio Instruments — Puts” in this SAI. The policy of the Tax-Free Bond Funds is to limit the acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Tax-Exempt Obligations subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the IRS has issued a published ruling that provides some guidance regarding the tax consequences of the purchases of puts, there is currently no guidance available from the IRS that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Bond Funds could acquire under the 1940 Act. Therefore, although the Tax-Free Bond Funds will only acquire a put after concluding that such put will have the tax consequences described above, the IRS could reach a different conclusion from that of the Tax-Free Bond Funds. If a Tax-Free Bond Fund were not treated as the owner of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.
     Distributions made by a Tax-Free Bond Fund or the National Tax-Free Money Market Fund derived from taxable income and gains may result in federal taxes (as described under “Distributions” above) and/or state income or other taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.
     SELLING SHARES. Upon the disposition of Shares of a Fund (whether by redemption, sale or exchange), a shareholder will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary

41

income tax rate for short-term capital gains and (ii) for taxable years beginning before January 1, 2011, 15% for long-term capital gains, with lower rates applicable to taxpayers in the 10% and 15% tax brackets.
     Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by a shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that a shareholder replaces the disposed of Fund Shares with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.
     DISCOUNT SECURITIES. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is taxable and is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.
     In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund with respect to such debt obligations.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund with respect to such debt obligations.
     If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by disposing of portfolio securities, including securities the Fund would otherwise have continued to hold, if necessary. A Fund may realize gains or losses from such dispositions. In the event a Fund realizes net capital gains from such dispositions, its shareholders may receive a larger capital gain distribution than they would in the absence of such dispositions.
     HIGH-YIELD BONDS. A Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issue for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
     A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest pain or accrued on such high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if an issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

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     CERTAIN INVESTMENTS IN REITS. The Stock Funds and the Total Return Bond Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
     Some of the REITs in which a Fund invests may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”) or may themselves constitute TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, a Fund may not be a suitable investment for charitable remainder trusts, as noted below.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
     CERTAIN FINANCIAL INSTRUMENTS AND HEDGING TRANSACTIONS. The Funds’ transactions in futures contracts, options, hedging transactions, forward contracts, swap agreements, straddles, foreign currencies, and other similar transactions will be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale,” and “short sale” rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the amount, timing, and character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders.
     Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If a Fund’s book income exceeds its taxable income (or in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     FOREIGN TAXES. Dividends and interest received by a Fund from sources within foreign countries may be subject to income, withholding or other taxes imposed by such countries that would reduce the yield on the Fund’s securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. If, however, more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund will be eligible to make an election to enable shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. Under normal circumstances, the International Equity Fund will be eligible to make that election. The remaining Funds do not expect to be eligible to make this election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata shares of such taxes (in addition to the taxable distributions actually received by them), and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to claim a credit or deduct their share of such taxes, subject to generally applicable limitations on such credits

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and deductions. Shareholders who hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
     If a Fund does not make or is not eligible to make the election described above, the Fund’s net income will generally be reduced by foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.
     FOREIGN CURRENCY-RELATED TRANSACTIONS AND PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Equity investments by a Fund in certain foreign corporations classified for U.S. tax purposes as “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect in certain cases to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which event the Fund will be required to include in income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC’s holdings “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
     A PFIC is any foreign corporation if (i) 75% of more of the corporation’s income for the taxable year is passive income, or (ii) 50% or more of the average percentage of the corporation’s assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.
     ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS. Because the Funds of Funds invest their assets in Shares of Underlying Funds, their distributable income and gains will normally consist of distributions from Underlying Funds and gains and losses on the disposition of Shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments in an Underlying Fund for a given taxable year, a Fund of Funds will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests) until it disposes of Shares of the Underlying Fund or those losses reduce distributions required to be made by the Underlying Fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of Underlying Fund Shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund). In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund of Fund’s sale of Underlying Fund Shares that have generated losses. A wash sale occurs if Shares of an Underlying Fund are sold by the Fund of Fund at a loss and the Fund of Funds acquires additional Shares of that same Underlying Fund 30 days before or after the date of the sale. The wash sale rules could defer losses in a Fund of Fund’s hands on sales of Underlying Fund Shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund of Funds on the sale of an Underlying Fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund of Funds and the Underlying Fund are part of the same “controlled group” (as defined n Section 267(f) of the Code) at the time the loss is recognized. For these purposes, a Fund of Funds and an Underlying Fund will be part of the same controlled group if the Fund of Funds owns more than 50% of the total outstanding voting securities of the Underlying Fund. As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds, rather than investing in Shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will

44

not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the Underlying Funds. The use of a fund-of-funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
     Depending on a Fund of Fund’s percentage ownership in an Underlying Fund, both before and after a redemption of Shares of an Underlying Fund, the Fund of Fund’s redemption of Shares of such Underlying Fund may cause the Fund of Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of as receiving capital gain income on the amount by which the redemption proceeds exceed the tax basis of the Fund of Funds in the Shares of the Underlying Fund. This could be the case where a Fund of Funds holds a significant interest in an Underlying Fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus be eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless (a) the Fund of Funds receives dividends from an Underlying Fund that qualifies as a RIC, the Underlying Fund designates such dividends as “qualified dividend income”, and the Fund of Funds designates a portion of its distributions as “qualified dividend income”, and (b) the holding period and other requirements for such treatment are met by both the Fund of Funds and the Underlying Fund, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held the Shares of the Underlying Fund directly.
     Under current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an Underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying Fund are not taken into account in determining whether this 50% threshold is satisfied. Furthermore, Funds of Funds cannot pass through to their shareholders exempt-interest dividends. Accordingly, the Funds of Funds are not likely to invest in Underlying Funds that invest substantially in tax-exempt obligations and pay exempt-interest dividends.
     Effective for taxable years of a Fund of Funds beginning before January 1, 2010, if a Fund of Funds invests in an Underlying Fund that pays distributions from properly designated (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or (ii) net short-term capital gains in excess of net long-term capital losses, to the Fund of Funds, such distributions will retain their character as not subject to withholding when paid by the Fund of Funds to its foreign shareholders. The fact that a Fund of Funds achieves its investment objectives by investing in Underlying Funds generally will not adversely affect the Fund of Funds’ ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (i) interest-related dividends received by the Fund of Funds are offset by deductions allocable to the Fund of Funds’ qualified interest income, or (ii) short-term capital gain dividends received by the Fund of Funds are offset by the Fund of Funds’ net short- or long- term capital losses, in which case the amount of a distribution from the Fund of Funds to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Fund.
     The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of Shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situations, including the potential application of state, local and foreign taxes.
     BACKUP WITHHOLDING. Each Fund generally is required to withhold and remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of Share sales, exchanges, or redemptions made by, and the dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may

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extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
     ADDITIONAL TAX INFORMATION CONCERNING NON-US SHAREHOLDERS. In general, dividends, other than Capital Gain Dividends and exempt-interest dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is paid to a non-U.S. shareholder that is a controlled foreign corporation and is attributable to interest paid by a person related to the shareholder) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
     In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
     A beneficial holder of Shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund or on Capital Gain Dividends (or exempt-interest dividends) unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.
     In order for a foreign investor to qualify for an exemption from backup withholding (discussed above) and/or for lower withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
     If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
     A beneficial holder of Shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
     ADDITIONAL TAX INFORMATION CONCERNING TAX-EXEMPT SHAREHOLDERS. Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

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     A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.
     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares of a Fund as investments through such plans and the precise effect of such investments in their particular tax situations.
     GENERAL. Information set forth in the Prospectuses and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of BB&T Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussions in the Prospectuses and this SAI are based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.
     ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS. As indicated in the Prospectuses, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are designed to provide Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Bond Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any benefit from the dividends of the Tax-Free Bond Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.
     Dividends that are derived from interest on a Fund’s investments in U.S. Government Securities and received by a shareholder who is a Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia resident are currently eligible for exemption from those states’ income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in Kentucky, Maryland, South Carolina, Virginia, and West Virginia as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.
     Distributions from the Kentucky Fund will not be subject to Kentucky income tax if the Kentucky Fund pays distributions to shareholders that are derived from interest on, or gain from the sale of, or debt obligations of Kentucky or its political subdivisions or interest on debt obligations of the United States or of its agencies, instrumentalities, possessions, or territories.
     Distributions from the Maryland Fund will not be subject to Maryland income tax if the Maryland Fund pays distributions to shareholders that is derived from interest on, or gain from the sale of, debt obligations of Maryland or its political subdivisions or

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interest on debt obligations of the United States and some of its authorities, commissions, instrumentalities, possessions or territories.
     Distributions from the North Carolina Fund will not be subject to North Carolina income tax if made to individual shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of North Carolina or its political subdivisions, or (ii) attributable to interest on direct obligations of the United States, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities.
     Distributions from the South Carolina Fund will not be subject to South Carolina income tax if made to individual shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina.
     Distributions from the Virginia Fund will not be subject to Virginia income tax if the Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.
     Distributions from the West Virginia Fund will not be subject to West Virginia income tax if the West Virginia Fund pays distributions to shareholders that it derived from interest on debt obligations of West Virginia or its political subdivisions or debt obligations of the United States and some of its authorities, commissions, or instrumentalities.
     If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for 6 months or less, any loss on the sale or exchange of such Share will be disallowed for Maryland, North Carolina, South Carolina, Virginia, West Virginia tax purposes to the extent of the amount of such exempt-interest dividend, even though some portion of such dividend actually may have been subject to Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax.
     Distributions by the Tax-Free Bond Funds of net long-term capital gains on securities held for more than one year are taxable to shareholders as such, regardless of how long the shareholder has held Shares in a Tax-Free Bond Fund, except that distributions which are directly attributable to gains from obligations of the Commonwealth of Kentucky and its political subdivisions are exempt from Kentucky state income tax, distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina state income tax and distributions which are directly attributable to gains from certain obligations of the State of Maryland and its political subdivisions are exempt for Maryland state income tax. Distributions will be taxable as described above even if the NAV of a Share in a Tax-Free Bond Fund is reduced below the shareholder’s cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital.
     Part or all of the interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, or the West Virginia Fund is not deductible, or requires a modification increasing adjusted gross income, for federal, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax purposes.
     Distributions of exempt-interest dividends, to the extent attributable to interest on Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia (respectively) individual or corporate income tax. Distributions of exempt-interest dividends are also not subject to the Kentucky limited liability entity tax described below. However, distributions from the South Carolina Fund may be subject to certain estate, transfer and certain franchise taxes by South Carolina. Distributions of gains attributable to certain obligations of the State of Maryland and its political subdivisions are not subject to Maryland individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax. Individuals who are shareholders in West Virginia cannot reduce their West Virginia AGI for any portion of interest or dividends received from a Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia Adjusted Gross Income (“AGI”) by the amount of such

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interest or dividend income. Also, an individual who is a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold Shares of a Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund Shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder’s Federal AGI.
     The foregoing is only a summary of some of the important federal and state tax considerations generally affecting purchasers of Shares of the Tax-Free Bond Funds. No attempt has been made to present a detailed explanation of the federal or state income tax treatment of the Tax-Free Bond Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Free Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KENTUCKY TAX-EXEMPT OBLIGATIONS
     The concentration of investments in Kentucky Tax-Exempt Obligations by the Kentucky Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Kentucky and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Kentucky Fund and its portfolio securities. This section briefly describes current economic trends in Kentucky and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Kentucky Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     Economy. Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.
     The performance of a state’s economy is usually measured by growth in personal income and employment. In the 1990s, Kentucky outperformed the U.S. average in both personal income and employment growth. In the current decade, however, Kentucky’s growth in personal income and employment are expected to be slightly below the national average. Kentucky’s economy expanded for the four consecutive fiscal years ended June 30, 2007, but slowed substantially for the fiscal year ended June 30, 2008. Total personal income and nonfarm employment in Kentucky increased by 5.3% and 1.0%, respectively, during the fiscal year ended June 30, 2008, as compared to the U.S. national averages of 5.7% and 0.6%, respectively, during the same period. The shortfall can be attributed to Kentucky’s greater reliance than the national average on manufacturing jobs. Kentucky’s employment composition has changed over the last decade as growth in manufacturing employment slowed and then declined. However, employment in the state is still relatively concentrated in the goods-producing sector (manufacturing, mining, and construction), which accounts for 19% of all jobs in Kentucky compared to the national average of 16%. During the last several years this concentration in manufacturing employment has been to Kentucky’s disadvantage in terms of its growth in personal income and employment as compared to the national averages. Kentucky’s growth in employment and personal income has lagged as manufacturing facilities have moved to low-cost centers abroad and the ones that remain have seen a surge in productivity without a concomitant increase in wages.
     Budgetary Process. The Kentucky General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial State Budget to the General Assembly during the legislative session held in each even numbered year. State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two-year period beginning the following July 1.
     Kentucky Tax Treatment. The Kentucky tax treatment of shareholders of regulated investment companies such as the Kentucky Fund varies depending on the type of shareholder. For corporations (as defined in Section 7701(a)(3) of the Internal Revenue Code), Kentucky imposes a graduated corporate income tax that has a maximum rate of 6%. This tax is imposed on taxable net income which is determined by taking federal gross income and making various Kentucky-specific adjustments that differ from federal tax treatment. None of these adjustments affect dividends or other distributions from regulated investment companies; therefore, if such dividends or other distributions are exempt for federal tax purposes, they will be exempt for Kentucky income tax purposes.

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     Corporations, as well as other limited liability entities, are subject to the Kentucky Limited Liability Entity Tax (“LLET”). The LLET is imposed on C corporations (as defined in Section 1361(a)(2) of the Internal Revenue Code) and any pass-though entity that affords its members, partners, or shareholders protection from general liability for actions of the entity. A “pass-though entity” includes any partnership, S corporation (as defined in Section 1361(a)(1) of the Internal Revenue Code), limited liability company, limited partnership, or similar entity recognized by state law that is not taxed for federal purposes at the entity level but instead passes to each member, partner, or shareholder their proportionate share of income, deductions, gains, losses, and other tax items. A general partnership is not subject to the LLET because, although it is a pass-through entity, its partners do not enjoy limited liability.
     The LLET is calculated based on the taxpayer’s gross receipts or gross profits. Since dividends or other distributions from regulated investment companies such as the Kentucky Fund are by definition not included in gross receipts or gross profits, entities generally subject to the LLET will not be subject to the LLET on such dividends or other distributions.
     Individual shareholders of regulated investment companies such as the Kentucky Fund who are subject to the Kentucky individual income tax must calculate their Kentucky taxable income based on federal gross income with certain Kentucky-specific adjustments that differ from federal tax treatment. Since none of these adjustments affect dividends or other distributions from regulated investment companies, these individuals treat such dividends or other distributions for Kentucky tax purposes the same as they do for federal income tax purposes.
     Credit Ratings. Standard and Poor’s assigns to Kentucky an issuer credit rating of “AA-” with a positive outlook. Moody’s Investor Services assigns to Kentucky an issuer credit rating of “Aa2” with a negative outlook. Fitch Ratings does not maintain an issuer rating for Kentucky but rates Kentucky’s appropriation and lease-backed debt “AA-” with a negative outlook.
     Because the Kentucky Constitution requires the vote of a majority of the state’s electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality’s electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness has been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation-backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee’s obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.
     The Kentucky Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities which are general obligations of issuers with substantial assets.
     Overview of the Commonwealth of Kentucky’s Debt Authorities. Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.
     Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service.
     General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.
     Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects

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funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.
     Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.
     Default Record. Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.
     Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, and the nine State Universities. The ratings of each issuer vary.
     The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by state governmental appropriations and the outstanding principal amount of their debt is limited to $5.0 billion each. The State Property and Buildings Commission, Turnpike Authority of Kentucky, and the nine State Universities may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly. The Kentucky Asset/Liability Commission may not incur debt without prior approval of the projects and appropriation of the debt service by the General Assembly, exclusive of cash flow borrowings within a fiscal year. The School Facilities Construction Commission and the Kentucky Infrastructure Authority, in its revolving fund programs, may not incur debt without appropriation of debt service by the General Assembly. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by court fees pledged to the payment of the debt service. No debt limitation is in effect for the Kentucky Economic Development Finance Authority, which acts as a conduit issuer of revenue bonds for the benefit of private businesses and nonprofit entities and for which Kentucky has no liability for the payment of the debt service.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MARYLAND TAX-EXEMPT OBLIGATIONS
     The concentration of investments in Maryland Tax-Exempt Obligations by the Maryland Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Maryland and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Maryland Fund and its portfolio securities. This section briefly describes current economic trends in Maryland, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Maryland Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     The Maryland Funds’ concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the Fund will invest in local issues, lease bond obligations, and revenue bonds, the credit quality and risk of which will vary according to each security’s own structure and underlying economics.
     DEBT. The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue sector are tax-exempt lease obligations that are subject to bond annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.
     The State of Maryland disclosed in its fiscal year 2007 Comprehensive Annual Financial Report (CAFR) for the fiscal year ended June 30, 2007, that it has approximately $5.14 billion in general obligation bonds outstanding and an additional $3.95 billion in other long-term debt. Total bonds and obligations under long-term leases at fiscal year end were $11.6 billion, a net increase of $1.6 billion

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(15.4%) over the prior year. As of June 30, 2007, general obligation bonds of the State of Maryland are rated Aaa by Moody ‘s and AAA by the S&P and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.
     Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.
     ECONOMY. The Maryland Board of Revenue Estimates reported on December 13, 2007 that Maryland’s economy has mirrored the national economy and has been volatile over the last year. All of the uncertainties at the national level, energy prices, credit concerns, volatility of the financial markets, declining consumer confidence and especially the weakening housing market, are affecting Maryland’s economy. The Maryland housing market has declined with sales of existing homes decreasing 21% over the first ten months of the year. At this time, the fallout from the housing market will likely hold back Maryland’s economy through 2008. Unemployment has held steady and has not been above 4% for two full years. After growing by 0.8% in 2007, Maryland employment growth is expected to slow to 0.7% in 2008. Personal income grew 5.8% in the first half of 2007, on a pace essentially the same as the prior year. The 2007 Special Session of the General Assembly resulted in substantial changes to the sales and tobacco taxes for the fiscal year 2008, and the income taxes for fiscal year 2009. All together, general fund revenues are expected to reach $13.632 billion in fiscal year 2008 and $14.743 billion in 2009, growth of 5.3% and 8.1%.
     FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The general fund is the major operating fund of the State. At the end of the fiscal year 2007, the unreserved fund balance of the general fund was $885 million and the reserved fund balance was $2.4 billion. This represents a net decrease of $274 million in the general fund balance.
     SECTORS. Investment concentration in a particular sector can present unique risks. A significant portion of the funds’ assets may be invested in health care issues. The hospital industry is under pressure to reduce expenses, a phenomenon which could negatively affect the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates that applies to all payers. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Medicare payment system in effect elsewhere in the US. To maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below the growth rate of Medicare’s payments for in-patient care elsewhere in the US., and Maryland has met that test to date. The present federal deficit may in the near future cause Congress to curtail the growth of Medicare payments elsewhere in the U.S. To preserve the waiver, it can be expected that Maryland’s state-administered system will follow suit by also curtailing rate increases in Maryland, making it potentially more difficult for hospitals to cover their expenses or expand their services. Also, any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.
     The Maryland Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry. The Fund may invest in private activity issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In addition, changes in regulatory requirements could adversely impact the financial performance of nuclear and non-nuclear power plants.
     MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions, including any impact of recent, unprecedented natural disasters occurring in other parts of the country. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and,

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therefore, the ability of the issuers of the Bonds to satisfy their obligations.
     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State’s economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State’s business sector becoming more vulnerable to competitive pressures.
     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to pay debt service on its obligations.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS
     The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
     The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.
     On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.
     Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

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     In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.
     As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.
     On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.
     The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.
     On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based

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financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.
     In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.
     The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.
     On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years – the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.
     The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.
     In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in

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Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.
     As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.
     On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth school districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.
     On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). The North Carolina Education Lottery began ticket sales in March 2006, and through June 30, 2008 had transferred over $725 million to support educational programs for the State.
     The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.
     On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cut some taxes, spent more on education, and set aside money for future crises. Tax changes included capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund was provided for fiscal year 2006-2007. This repaid the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget included an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds were provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provided increased access to higher education opportunities at the community college and university systems. Monies were included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery provided proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff received a 6% salary increase and a 2% one-time bonus. University faculty and professional staff received a 6% salary increase, and all other state employees received a 5.5% salary increase. The budget also included a 3.0%

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adjustment for retirees and made a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.
     The fiscal year 2006-2007 budget solidified the State as a leader in recruiting new business and growing existing businesses. It included $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provided support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget included human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds were included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget included monies to enhance well water safety programs and to protect drinking water supplies. Funds were provided for land conservation, forest development, and habitat protection programs. It also included funds for disease surveillance and detection programs to ensure a safe food supply. The budget made investments in improving the court system. Funds were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also included funds to improve emergency planning, response and recovery capabilities. The budget included funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects included constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance was earmarked for the Repairs and Renovations Reserve Account. The amended budget provided for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brought the Savings Reserve Account balance to almost 4% of the 2005-2006 fiscal year operating budget. The budget also directed $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.
     The State ended fiscal year 2006-2007 with a total General Fund balance of $2.3 billion, with reserves of almost $1.1 billion and an unreserved fund of $1.22 billion. The General Fund experienced an over-collection of revenues of almost $1.366 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.
     On July 30, 2007, the General Assembly adopted a $20.7 billion budget for fiscal year 2007-2008, which was signed by Governor Easley on July 31, 2007. The budget made permanent a statewide sales tax increase that was first approved as a temporary hike in 2001, meaning most consumers will continue to pay a 6.75 percent sales tax on most purchases. Counties were allowed, with voter approval, to raise either the local sales tax by another quarter cent or the land transfer tax from 0.2% to 0.6% of a home’s sale price. The budget also created a $48 million state version of the federal earned income tax credit by providing a rebate to poor residents even though they owe no taxes. A temporary tax was allowed to expire as planned, dropping the top individual income tax rate to 7.75% from 8%. The budget provided $100 million to fund new scholarships for low-income families so students can obtain a college degree debt-free. An additional $56 million annually for the next two years was allocated to expand the More at Four pre-kindergarten program, and another $37.5 million was provided to help reduce class-sizes in early grades. The 2005 law creating the North Carolina Education Lottery was changed to permit higher prize payouts to attempt to boost ticket sales. A dedicated fund for research at the University of North Carolina’s cancer center received $25 million. Ultimately expected to receive $50 million annually, the fund is paid in part by raising the tax on cigars and smokeless tobacco from 3% to 10% of the wholesale price.
     For health and human services, the budget contained several substantive increases, including $8.4 million to provide childcare subsidies for an additional 2,000 children of low-income working parents and $2.0 million to assure that every foster child in North Carolina can go to college. The budget also continued expanding health care opportunities for needy children. Specifically, it provided $7.5 million to continue open enrollment in the CHIP Program, and created the new N.C. Kids’ Care Program, which will provide health care services for over 12,000 children of low income working parents. In addition, $62.4 million was appropriated to operate the new Central Regional Hospital in Butner. The budget also required the State to assume 100% of the counties share of Medicaid expenditures by fiscal year 2009-2010 by capturing a portion of sales tax revenues previously distributed to local government units. The budget also provided substantial investments to improve the court system, law enforcement, and disaster preparation. Funds totaling $21.6 million were included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. The budget also included funds to increase investigative efforts in drug trafficking, child exploitation, sexual predator and other violent crimes. In addition, $4.8 million was appropriated to expand and enhance gang prevention programs. Finally, the budget included $4.0 million to strengthen emergency preparedness efforts by continuing the identification, monitoring, and mapping of natural hazards and man-made threats to the State.

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     The budget appropriated $758.6 million to support state employee benefit programs. Specifically, the budget authorized an average 5% compensation increase for all staff on the teacher salary schedule, an average 4.44% increase for public school administrators, a 5.0% increase for Community College and University System faculty, and a 4.0% increase for all other State employees. In addition, the budget provided funds to cover the increase in active and retired employee health-care premiums associated with rising costs. Finally, the budget made the final payment to the retirement system for funds that were withheld in fiscal year 2000-2001. The budget also provided $230.7 million in pay-as-you-go appropriations for priority education, public safety, and infrastructure projects outlined in the State’s Capital Improvement Plan. This includes $108.2 million for several university systems projects, $20 million for water resource development initiatives, $8 million for the secondary data center, and $7.5 million for infrastructure improvements at the State ports. In addition, $145 million from the fiscal year 2006-2007 credit balance was earmarked for the Repairs and Renovations Reserve.
     The State ended fiscal year 2007-2008 with a total General Fund balance of $1.95 billion, with reserves of $1.35 billion and an unreserved fund of $599 million. The General Fund experienced a $70 million over-collection of revenues, along with a drop in appropriation expenditures of $283.2 million below budget.
     On July 8, 2008, the General Assembly adopted a $21.4 billion budget for fiscal year 2008-2009, which was signed by Governor Easley on July 16, 2008. The budget did not raise any taxes, but did postpone for a year two scheduled tax breaks worth approximately $30 million – the repeal of the State gift tax and the expansion of the earned income tax credit. Several lesser tax breaks totaling $20 million were passed, including a property tax homestead exemption for disabled veterans, an extension of a tax credit to small businesses that provide health insurance for employees, and a State sales tax holiday on purchase of energy-efficient appliances. State employees received a raise that is the greater of 2.75% or $1,100. Retired State employees received a 2.2% cost of living adjustment. Teachers and professors at the State universities and community colleges received 3% raises. Public schools received an additional $35 million to cover rising fuel costs and $90 million for teacher bonuses. Dropout prevention grants were increased to $15 million, and the More at Four pre-kindergarten program received a $30 million expansion. Other increases for public schools included $6.2 million of children with disabilities, $6 million for the Disadvantaged Student Supplemental Fund, $3.2 million for academically gifted students, $3 million to establish a mentoring program for first and second year teachers and for first year instructional support personnel, and $2.9 million for supplemental funding to low-wealth counties. The 16-campus university system received $34.6 million to cover enrollment growth, but this was $16 million less than requested. Another $15 million was provided for campus safety recommendations. The State’s community colleges received $23.8 million to fully fund enrollment growth, an additional $2.5 million for an enrollment growth reserve fund, $5 million for instructional equipment, $4 million to support allied health programs, and almost $1 million for minority male mentoring.
     The budget provided $50 million for green space projects and another $50 million to help local governments address critical water and sewer needs. There was also $6 million for drought relief, $5.5 million for drinking water system improvements, $4 million for farmland preservation, $2.5 million for wastewater treatment improvements, and $500,000 for green industries education and promotion. $10 million was provided for gang prevention, suppression, and intervention grants. $25 million was budgeted for gap funding of toll roads in fiscal year 2008-2009, along with $24.5 million for highway infrastructure maintenance. The budget provided $9.4 million to expand the NC Health Choice insurance program to another 7,300 children, $4.8 million in aid to local health departments, $4 million for grants to rural preventive health care, and $3.75 million to pay for networks coordinating free health care to low-income and uninsured patients. $8.1 million was provided to expand local psychiatric inpatient services, while $7.3 million was budgeted for new positions at the State’s psychiatric hospitals. The budget provided $6.1 million for walk-in crisis and immediate psychiatric aftercare and $5.75 million for 30 mobile crisis intervention teams.
     The budget provided $10 million in grants and investments for severely distressed rural areas, $5 million for the One North Carolina Fund to stimulate job growth, $5 million for the One North Carolina Small Business Fund to provide incentive grants, and $5 million for the Biofuels Center of North Carolina for the development of alternative fuels. $7 million was provided to the State Housing Trust Fund to finance apartments for people with disabilities, while another $2 million was provided to assist with decent, safe, and affordable housing for people with low to moderate incomes. The budget provided $3 million to expand the Home Protection Program to offer counseling and finance options for homeowners facing foreclosure.
     The General Assembly also authorized $857 million in special indebtedness over the next four years for construction projects, including 1,500 new prison beds, more than 15 university and State buildings, an oyster hatchery, and the renovation of the polar bear exhibit at the North Carolina Zoo. This special indebtedness will allow for earlier completion of construction projects to help avoid increased costs from rising prices. The State Treasurer stated that borrowing levels remain fiscally sound, even with the additional debt, and his office released an annual debt affordability study advising lawmakers that the State could borrow on average $479.7 million annually for the next five years.

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     On November 6, 2008, State fiscal analysts reported that the State’s 2008-2009 fiscal year budget faces a shortfall of between $800 million and $1.6 billion. The Governor’s office also ordered State agencies to cut their annual budgets by 5%, after having earlier requested that each State agency reduce its expenditures by 2%.
     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; as of June 30, 2006 it was positive $1.97 billion; and as of June 30, 2007 it was positive $2.58 billion.
     Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.
     The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.
     In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.
     A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute. The State believes that its share of the disputed payment amount is approximately $18 million.
     The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 4,160,800 jobs as of September 2008. The largest segment of jobs was approximately 1,440,500 in various service categories, followed by 775,800 in trade, transportation, and utilities, 704,100 in government, and 513,900 in manufacturing. Based on September 2008 data from the United States Bureau of Labor Statistics, the State ranked ninth among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, eighth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau

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of Economic Analysis, per capita income in the State during the period from 1990 to 2007 grew from $17,295 to $33,636. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,531,872, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in September 2008 was 7.0% of the labor force, compared to the nationwide unemployment rate of 6.1% for the same period.
     Agriculture is another basic element of the State’s economy. In calendar year 2006, the State’s agricultural industry contributed over $66 billion to the State’s economy, accounted for 19% of the State’s income, and employed over 17% of the workforce. Gross agricultural income was almost $8.7 billion in 2007, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 38% of gross agricultural income in 2007, followed by the pork industry at approximately 22.1%, nursery and greenhouse products at approximately 10.2%, and the tobacco industry at approximately 6.7%. According to the State Commissioner of Agriculture, in 2007 the State ranked first in the nation in the production of all tobacco, flue-cured tobacco, sweet potatoes and Christmas trees; second in hogs, trout, and turkeys; and fourth in cucumbers for pickles and strawberries.
     A significant military presence in the State contributes further to the diversity of the State’s economic base. Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, was attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.
     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.
     1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) – Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.
     The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.
     On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

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     2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. – Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.
     In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.
     The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.
     Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case is now pending before the trial court while the parties discuss a negotiated resolution.
     3. Southeast Compact Commission – Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed North Carolina’s motions as to several claims. The parties will continue to litigate the remaining claims.
     4. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina – Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues.
     In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was

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certified and the case proceeded through class notification and toward trial. On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of the plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. Both the plaintiffs and the State have appealed to the State Court of Appeals.
     5. Goldston, et al. v. State of North Carolina, et al. – Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.
     6. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. – Refund of Sales Tax. The State General Assembly enacted a provision effective January 1, 2002 imposing a sales tax on satellite TV service providers. On September 30, 2003, DirecTV and Echostar filed an action for a refund of State sales tax paid, which currently amounts to approximately $70 million. A separate challenge was filed in Federal court. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision and upheld the constitutionality of the tax. The Federal District Court also granted the State’s motion to dismiss, and this dismissal was affirmed by the United States Fourth Circuit Court of Appeals on January 10, 2008.
     7. Lessie J. Dunn, et al. v. State of North Carolina, et al. – Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification. The State’s Petition for Discretionary Review was granted by the State Supreme Court, but on December 7, 2007, the State Supreme Court ruled that its earlier grant of discretionary review was improvidently allowed, meaning that the Court of Appeals’ decision upholding class certification will stand. Under the trial court’s order, the class includes all individuals and entities that have paid tax on interest earned on non-State municipal bonds from October 29, 2000 through the date of final judgment.
     8. State of North Carolina v. Philip Morris, Inc., et al. – Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation. The State has appealed.
     9. Wal-Mart Stores East, Inc. v. Tolson – Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $33.5 million in corporate income taxes. The case challenges the authority of the State’s Secretary

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of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. On January 4, 2008, the trial court granted summary judgment in favor of the State, finding that Wal-Mart’s corporate structure for payment of rent had no real economic substance apart from its beneficial effect on Wal-Mart’s tax liability. Wal-Mart has filed a notice of appeal.
     10. Petroleum Traders Corporation (PTC) v. State – Refund of E-Procurement Fees. On July 19, 2006, Petroleum Traders Corporation (PTC) filed an action for declaratory judgment seeking a declaration that the State’s e-procurement fee is a tax and is unconstitutional under provisions of the State and federal Constitutions. PTC claims to have itself paid over $1 million in e-procurement fees and seeks to have the action proceed as a class action, allegedly involving potential refunds in excess of $100 million. On June 26, 2007, the State’s motion to dismiss was allowed in part and denied in part. The State filed an appeal, and on May 20, 2008, the State Court of Appeals reversed and dismissed the entire lawsuit on the basis of sovereign immunity.
     11. Kevin Patrick Rowlette, et al. v. Richard Moore, State Treasurer – Interest on Unclaimed Property Refunds. On November 23, 2004, Plaintiffs filed suit in Guilford County alleging that the State Treasurer’s retention of the interest and gain from property held in the Escheat Fund is an unconstitutional taking of property under the State Constitution and the United States Constitution. State law provides that the Treasurer holds unclaimed property in the Escheat Fund without liability to the owner for interest and that interest earned is payable to the State Education Assistance Authority for students at public institutions of higher education in the State, as provided by the State Constitution. Plaintiffs seek interest on past and future payments of claims by owners of monies, held in the Escheat Fund, and class certification for all persons receiving claims payments. The action was transferred to Wake County and heard on May 30, 2006. The trial court granted the State’s motion to dismiss on June 8, 2006, which was affirmed by the State Court of Appeals on February 19, 2008. The amount of interest liability cannot be precisely determined at this time. However, claims paid by the State Treasurer have increased in recent fiscal years. Upon the most recent information supplied by the State Treasurer, the interest liability may now exceed $25 million.
     The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.
     In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.
     On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

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     On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.
     In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.
     In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through 2007 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments. Since 2002, the State has also issued approximately $1.24 billion in certificates of participation and lease-purchase revenue bonds. The fiscal year 2006-2007 budget authorized the issuance of up to $672.1 million of special indebtedness as follows: $429.3 million for psychiatric hospitals and a public health laboratory for the Department of Health and Human Services, $132.2 million for medical and mental health centers for the Department of Correction, $45.8 million for higher education projects, and $64.8 million for other State projects. Also, on September 26, 2007, the State issued $287.5 million in Grant Anticipation Revenue Vehicle (GARVEE) bonds to pay for federal road projects throughout the State, including repairs, resurfacing, and safety improvements along several interstates. The State General Assembly approved the use of GARVEE bonds in 2005, which will be repaid with federal transportation money the State expects to receive in the years ahead, rather than through State tax revenues. Finally, on August 1, 2008, the State issued $200 million in Capital Improvement Limited Obligation Bonds, the repayment of which is limited to the funds appropriated for that purpose by the State General Assembly in its discretion. The purpose of these bonds is to finance various capital projects.
     The February 2007 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are below median levels for all 50 states and for the State’s peer group composed primarily of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings.
     The State’s general obligation bonds are rated AAA with a “stable” outlook by Fitch Ratings, AAA with a “stable” outlook by Standard & Poor’s Rating Services, and Aaa with a “stable” outlook by Moody’s Investors Service, the highest ratings attainable. On January 12, 2007, Moody’s reinstated North Carolina’s Aaa rating, citing the State’s strong financial performance, replenishment of depleted reserves, recent economic gains that surpass national averages, and the State’s effective fiscal management and healthy financial outlook.
     Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.
     The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90

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million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS
     The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. BB&T Funds has not independently verified this information.
     The South Carolina Constitution requires the General Assembly to provide a balanced budget process. South Carolina law provides that the State Budget and Control Board shall, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. The State Constitution further provides that annual increases in State appropriations may not exceed the annual growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension (for any one fiscal year) by a super majority of the General Assembly.
     The State Constitution also establishes (i) a General Reserve Fund to be maintained in an amount equal to 3% of General Fund revenues for the latest completed fiscal year for the purpose of covering operating deficits of State government; and (ii) a Capital Reserve Fund equal to 2% of the prior fiscal year’s General Fund revenues to provide capital improvements or retire State bonds previously issued. The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the State Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year’s end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.
     As noted above, the State Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the State Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. Particularly with respect to the constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the State Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year, quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within fifteen days of such determination, to take action to avoid a fiscal year end deficit.
     For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds. Over the course of nine fiscal years through June 30, 2000, the State’s process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all but the 1991-1992 fiscal year.
     The revenue estimate for the State’s Budgetary General Fund at the beginning of fiscal year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State’s Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State’s Capital Reserve Fund of $98.6 million as required by the State Constitution and the State’s fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.
     On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the State Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

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     The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State’s Budgetary General Fund revenues for the latest completed fiscal year.
     On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisor’s report, the State Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State’s Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and the approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations.
     On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State’s Tax Relief Trust Fund from $448 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million, which were to be paid regardless of the revenue shortfall.
     In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State’s Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of State government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the State Budget and Control Board from the General Fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.
     Despite the mid-year actions taken by the State Budget and Control Board during Fiscal Year 2001-2002, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State’s General Reserve Fund.
     As required by the State Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act by appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund’s full funding amount for fiscal year 2002-2003.
     On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850 million to $5,519 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State’s Capital Reserve Fund in the amount of $101.6 million. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.
     On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.
     Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State’s Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State’s General Reserve Fund.
     As required by the State Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the

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amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2003-2004.
     On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20,2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State’s Capital Reserve Fund in the amount of $98.6 million and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.
     In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.
     The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003.
     Acting on the advice of counsel under question of the State Budget and Control Board’s constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.
     The State’s Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242.7 million, including application of $49.3 million from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176.9 million was applied to the accumulated unreserved fund deficit, $40.6 million was designated for expenditure in fiscal year 2004-2005, and $25.2 million was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25.2 million, and the balance of the Capital Reserve Fund was $0.
     As required by the State Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund’s full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75.2 million, and the balance of the Capital Reserve Fund was $99.4 million.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimates of fiscal year 2004-05 Budgetary General Fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-2005 Appropriation Act estimate. On August 11, 2005, the State’s Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2005-06 as enacted by the General Assembly was $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2005-06 budgetary General Fund revenue to $6,241.6 million, an increase of $275.7 million, and 4.6% over its original fiscal year 2005-06 estimate. On February 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-06 budgetary General Fund revenue to $6,391.5 million, an increase of $149.9 million, and $425.6 million or 7.1% over its original fiscal year 2005-06 estimate. On May 17, 2006, the Board of Economic Advisors further revised its estimate of fiscal year 2005-06 budgetary General Fund revenue to $6,471.5 million, an increase of $80 million, and $505.6 million or 8.5% over its original fiscal year 2005-06 estimate. Through June 30, 2006, total General Fund revenue collections exceeded the 2005-06 Appropriation Act estimate by $752.9 million or 12.6% and prior year collections for the same period by $550 million or 9.6%. The 2005-06 Appropriation Act made provision for full funding of the General Reserve and Capital Reserve Funds to their constitutionally required amounts of $153.5 million and $102.3 million, respectively. The State’s audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2006 is available at http://www.cg.state.sc.us.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2006-07 as enacted by the General Assembly was $6,718.5 million. On November 9, 2006, the Board of Economic Advisors revised its estimate of fiscal year 2006-07 budgetary

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General Fund revenue to $6,896.4 million, an increase of $177.9 million, and 2.6% over its original fiscal year 2006-07 estimate. On February 15, 2007, the Board of Economic Advisors further revised its estimate of fiscal year 2006-07 budgetary General Fund revenue to $7,021.4 million, an increase of $125.0 million, and $302.9 million or 4.5% over its original fiscal year 2006-07 estimate. On May 9, 2007, the Board of Economic Advisors further revised its estimate of fiscal year 2006-07 budgetary General Fund revenue to $7,141.4 million, an increase of $120 million, and $422.9 million or 6.3% over its original fiscal year 2006-07 estimate. Through June 30, 2007, total General Fund revenue collections exceeded the 2006-07 Appropriation Act estimate by $406.3 million or 6.0% and exceeded prior year collections for the same period by $537.9 million or 8.2%. The 2006-07 Appropriation Act made provision for full funding of the General Reserve and Capital Reserve Funds to their constitutionally required amounts of $167.7 million and $111.8 million, respectively. Further information concerning the State’s preliminary and unaudited financial results for the fiscal year ended June 30, 2007 is available at http://www.cg.state.sc.us.
     The revenue estimate for the State’s Budgetary General Fund for fiscal year 2007-08 as enacted by the General Assembly is $7,107.8 million. The 2007-08 Appropriation Act provides for full funding of the General Reserve Fund and the Capital Reserve Fund to their constitutionally required amounts of $186.8 million and $124.5 million, respectively. Through September 30, 2007, year to date General Fund revenue collections were less than the year to date 2007-08 Appropriation Act estimate by $29.3 million or 0.2%, but exceeded prior year collections for the same period by $26.0 million or 1.7%.
     During the 2005 legislative session, the General Assembly enacted Act No. 156 of the Acts and Joint Resolutions, Regular Session of 2005 (“Act No. 156”) to provide for a formal process of forecasting expenditures. Act No. 156 provides that each State agency, department, institution, or entity receiving in the aggregate one percent or more of the State’s General Fund appropriations for any fiscal year shall provide to the Office of the State Budget an estimate of its planned General Fund expenditures for the next three fiscal years. This data, in conjunction with the Board of Economic Advisors’ long-term revenue estimate, must be compiled by the Office of the State Budget into a three-year financial plan that will assist the State in determining and planning for its long-term financial commitments.
     In addition to forecasting expenditures described above, Act No. 156 also provides that any appropriation from the Capital Reserve Fund must be ranked in priority of expenditure and is effective on September 1 of the following fiscal year. If a year-end operating deficit occurs, any amounts appropriated from the Capital Reserve Fund must be reduced by the State Budget and Control Board based on the rank of priority, beginning with the lowest priority, to the extent necessary and applied by the State Budget and Control Board to the year-end operating deficit before withdrawing monies from the General Reserve Fund.
     Beginning July 1, 2006, Act No. 156 also provides for the suspension of any appropriation contained in a general or supplemental appropriation act which expends surplus General Fund revenues or in a Capital Reserve Fund appropriation act to be effective during the next fiscal year which must be used to the extent necessary to offset a negative Generally Accepted Accounting Principles Fund balance (a “GAAP Fund Deficit”) in the manner provided by the General Assembly. Act No. 156 further provides beginning July 1, 2005, surplus General Fund Revenues for any fiscal year not otherwise obligated and appropriations to the Capital Reserve Fund are deemed to have occurred and are available for expenditures after September 1 of the next fiscal year and after the State’s financial books for the previous fiscal year have been closed.
     Act No. 156 also contains a provision requiring the first ten percent of any surplus General Fund revenues must be applied to fully restore all funds previously transferred out of these trust accounts beginning in the fiscal year ended June 30, 2002 must be restored to each trust account on a pro rata basis.
     The State has not defaulted on its bonded debt since 1879 and has not incurred any debt to fund operating deficits since 1932. As noted above, however, the State did experience certain budgeting difficulties over several of the last ten fiscal years resulting in mid-year reductions in funding of state agencies in those years. Such difficulties have not to date impacted on the State’s ability to pay its indebtedness, but did result in Standard & Poor’s Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ in July 2005. South Carolina’s general obligation bonds are currently rated Aaa by Moody’s Investor Services, Inc., as they have been continuously for several decades and AAA by Fitch Ratings. Such ratings apply only to the general obligation bonded indebtedness of the State and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the appendix to this SAI.
     Since 1950 the State’s economy has undergone a gradual transition to greater diversification in the manufacturing sector. In addition, the economic base of the State has diversified in other areas such as trade, health care services, and durable goods manufacturing. Prior to 2001, the leading contributors to South Carolina’s gross state product were the manufacturing (21%), trade,

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transportation and utilities (19%), government (16%), and financial services (15%) industries. Since that time, the State’s overall economic profile has gradually diversified. At December 31, 2006, the manufacturing and trade transportation and utilities components of gross state product (20% each) were the top contributors, followed by financial activities (16%), government (14%) and professional and business services (9%). Despite a nationwide decline in manufacturing, South Carolina’s manufacturing industry grew by 6% over the period 2001-2006. South Carolina’s total gross state product increased 12% over the period 2001-2006.
     At December 31, 2006, the State’s per capita income was $29,557, and was 81.4% of the national per capita income (compared to 81.8% in 2001), and 89.6% of the southeast average per capita income (compared to 90.3% in 2001).
     The unemployment rate for South Carolina in 2006 was six and five-tenths percent (6.5%) compared to four and six-tenths percent (4.6%) nationwide. At September, 2007, the State’s unemployment rate was 5.7%, while the national unemployment rate was 4.7%. Over the past five calendar years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation.
SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT FUND
     The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made.
     Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on certain real property and personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.
     Under Article X of the State Constitution, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the State Constitution provides for withholding by the State Treasurer of any State appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on bonds for certain capital projects.
     Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.
     On August 21, 2007, a Petition to Proceed in the Original Jurisdiction of the South Carolina Supreme Court and Incorporated Memorandum of Law (“the Petition”) was filed with Change SC Now, LLC as Petitioner and the State Budget and Control Board of South Carolina (the “Board”) and the members of the Board as Respondents. The Petition challenges, among other things, the existence and/or composition of the Board under the South Carolina Constitution and the method of electing the current State Treasurer, one of the members of the Board. The constitutionality of the Board was upheld by the South Carolina Supreme Court in State ex rel. McLeod v. Edwards, 269 S.C. 75, 236 S.E.2d 406 (1977). The Board approves general obligation and other bonds issued by the State of South Carolina and approves the issuance of certain bonds by South Carolina State agencies and political subdivisions. The outcome of this or any similar case cannot be predicted, but the ultimate result could be invalidation of the actions taken by the Board or the State Treasurer with respect to South Carolina bonds. The petitioner, however, does not seek to overturn actions by the Board or the State Treasurer pending decision by the South Carolina Supreme Court.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS

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     The Virginia Intermediate Tax-Free Fund will invest primarily in Virginia Intermediate Tax-Free Fund Obligations. For this reason, the Fund is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Fund. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.
     In fiscal year 2007, Virginia’s economy continued to expand, however this growth was slightly below the natioanl growth rate for the first time since 1996. Virginia’s personal income in current dollars grew by 5.2 percent in fiscal year 2007, the lowest growth in the three previous years. From 1996 to 2006, personal income in Virginia has been consistently above national levels.
     Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has large military installations, the federal government has a significant economic impact on Virginia.
     Among the nonagricultural employment sectors in Virginia, the public administration sector, which includes federal, state, and local government is the largest, followed by professional and business activities, retail trade, and education and health.
     According to statistics published by the U.S. Department of Labor, Virginia’s unemployment rate from 1997 to 2007 was less than the national unemployment rate each year. Virginia is one of twenty-two states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the more industrialized states.
     Virginia’s state government operates on a two-year budget. The Constitution of Virginia vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15 percent of a general fund appropriation to an agency may be withheld, if required. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. This Fund is available to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Fund consists of an amount not to exceed 10 percent of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.
     General Fund revenues are principally composed of tax revenues. In recent fiscal years most of the tax revenues have been derived from taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, premiums of insurance companies, and deeds, contracts, wills and suits. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005, 2006 and 2007. In fiscal year 2007, the General Fund revenues and other sources were more than expenditures and other uses by approximately $65.1 million, resulting in a 2.3 percent increase in the General Fund balance over fiscal year 2006. Overall revenue increased by 4.8 percent and non-tax revenues increased by 22.0 percent. Overall expenditures rose by 11.3 percent in fiscal year 2007, compared to a 7.3 percent increase in fiscal year 2006.
     The Debt Capacity Advisory Committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The Committee annually reviews the outstanding debt of the agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.
     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

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     Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.
     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.
     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two- thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.
     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, and the Virginia Biotechnology Research Park Authority is supported solely or in large part by General Fund appropriations.
     The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.
     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.
     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds, and Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider finding deficiencies in the respective debt service reserves for such moral obligation debt, but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.
     As of June 30, 2006, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 36 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. According to figures prepared by the Auditor of Public Accounts of Virginia, the total outstanding debt of counties in the Commonwealth was approximately $11.1 billion as of June 30, 2006, most of which was borrowed for public school construction. The outstanding debt for cities at that date was computed by the Auditor of Public Accounts to be approximately $8.1 billion. The outstanding debt for towns, as of June 30, 2006, was calculated by the Auditor of Public Accounts to be approximately $483.6 million.

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     Most recently, Moody’s Investors Service has rated the long-term general obligation bonds of Virginia Aaa, Standard & Poor’s Ratings Services has rated such bonds AAA, and Fitch Ratings has rated such bonds AAA. There can be no assurance that such ratings will be continued for any given period of time or that they will not be revised downward or withdrawn entirely by the rating agencies if, in their judgment, the circumstances so warrant. See the Appendix to this SAI.
     On December 15, 2006, Governor Kaine presented his proposed amendments to the 2006 Appropriations Act (House Bill 1650) affecting the remainder of the 2006-2008 biennium. The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.
     Fiscal year 2006 ended with actual collections exceeding the forecast by $147 million or 1.0 percent. Nonwithholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the FY 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for FY 2007.
     The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008 (for a total fiscal year 2008 deposit of $184.3 million). With these deposits, the Fund will remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006. Excess deposits (estimated at $36.9 million in fiscal year 2007 and $120.4 million in fiscal year 2008) will be transferred back to the general fund.
     After making the deposit to the Revenue Stabilization Fund, approximately 70 percent of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.
     The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Highlights included a $100 million investment to address capital projects and cost overruns in higher education; an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit; a four percent salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state supported local employees; additional funding for water quality improvements; and $500 million from the general fund to meet some pressing transportation needs.
     Governor Kaine returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the Budget Bill was enacted as Chapter 847 of the 2007 Acts of Assembly.
     On December 17, 2007, Governor Kaine presented to the General Assembly amendments to the 2007 Appropriations Act affecting the remainder of the 2006-2008 biennium (House Bill 29/Senate Bill 29). The proposed amendments include $272.0 million in reductions as outlined in the Governor’s 2008 Budget Reduction plan. Additional operating expenses of $123.5 million and $50.0 million in Capital Outlay (maintenance reserve) are also recommended.
     The Governor’s budget amendments also reduced funding for the Revenue Stabilization Fund by $69.5 million in fiscal year 2008 based on the fund maximum allowed for fiscal year 2008. The Governor’s budget amendments also include a withdrawal of $261.1 million from Revenue Stabilization Fund in fiscal year 2008. Even after this reduction and withdrawal, the Fund balance is projected to still be more than $1 billion by the end of fiscal year 2008, and more than $1.2 billion by the end of the next biennium.
     On December 17, 2007, Governor Kaine presented the 2008 Budget Bill (House Bill 30/Senate Bill 30) (the “2008 Budget Bill”) for the 2008-2010 biennium. The 2008 Budget Bill was developed with the following four main objectives in mind:

•	Maintain Virginia’s financial stability for the long term;

•	Make targeted investments that will pay measurable returns in the future;

•	Meet Virginia’s ongoing commitment to fund core services; and

•	Use program performance, financial incentives, and operational streamlining to promote better government.

     The 2008 Budget Bill includes $36,174.3 million from the general fund in base spending, and total general fund resources of $36,197.7 million. Recommendations for new spending total $2,213.6 million, including $54.0 million for capital outlay funding. General fund budget savings of $463.5 million are also recommended.

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     Major items in the 2008 Budget Bill recommended to meet Virginia’s commitment to fund core services include $890.3 million for the estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.
     Other proposed spending items include $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; $14.6 million to increase community services board emergency services capacity; $4.9 million in improvements aimed at offender reentry; $38.1 million in semiconductor manufacturing performance grants; and $15.1 million in the Governor’s Development Opportunity Fund. A Revenue Stabilization Fund deposit of $21.3 million in fiscal year 2009 based on actual tax revenues for fiscal year 2007 is anticipated.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN WEST VIRGINIA AND/OR SPECIAL FACTORS AFFECTING THE WEST VIRGINIA FUND
     Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.
     West Virginia’s economy has not yet felt a widespread impact from the economic turmoil affecting the national economy. In fact, from August 2007 to August 2008 the Federal Reserve Bank of Philadelphia found that the economy of West Virginia grew by 2.6%, more than any other state. However, various sectors of the State’s economy have begun to feel effects of the national economy, such as a slowdown in residential construction and the availability of capital and credit to businesses. Before the current national economic downturn, only modest growth in the State’s economy was expected during the current year; and projections for any sustained growth were dependent on the national economy avoiding a recession.
     The State’s economy is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. While an increase in coal prices has caused an increase in coal mining activity and employment, the turbulent national economy has begun to effect demand for coal. Furthermore, the coal industry continues to be under increased scrutiny and the use of coal faces future regulatory requirements, which may affect the economic feasibility of using coal and conducting mining operations in the future. Since September 2007, there has been a modest gain in total nonfarm payroll employment, with significant growth in jobs in the natural resources and mining, educational and health services, leisure and hospitality, and government sectors balanced by significant declines in trade, transportation and utilities, and manufacturing. State and local governments continue to make concentrated efforts to encourage diversification of the State’s economy with some success. Legislation adopted implementing some tort reform and the privatization of the workers’ compensation system appear to have engendered a more favorable view of the State in the business community, although there is continued concern about the fairness of the State’s judicial system. In September 2008, West Virginia’s seasonally adjusted unemployment rate was 4.5 percent compared to the national rate of 6.1 percent.
     In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a significant surplus at the end of its fiscal year on June 30, 2008, the State continues to face significant future financial challenges, including substantial unfunded pension liabilities and the effect of any economic downturn that may impact the State’s economy. With minimal population growth, population shifting away from the State’s cities, continuing decline in school enrollment, and an aging population, the State and local governments and school boards continue to struggle to fund operations, cover health care and pension costs, make capital and infrastructure improvements and support public education.
SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN STATE SPECIFIC MUNICIPAL BOND FUNDS
     The Supreme Court has granted certiorari with respect to an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court held oral arguments on November 11, 2007 and a decision is expected in 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.
DIVERSIFICATION AND CONCENTRATION

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     The Tax-Free Bond Funds are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Code, at the end of each fiscal quarter each Tax-Free Bond Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to a Tax-Free Bond Fund if the issuer is unable to make interest or principal payments or if the value of such securities declines, and consequently may cause greater fluctuation in the NAV of the Tax-Free Bond Fund’s Shares.
ADDITIONAL INFORMATION
The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of each Fund. This summary is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.
No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of foreign, state and local taxes.
MANAGEMENT OF BB&T FUNDS
TRUSTEES AND OFFICERS
The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.
The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC 27601.
INDEPENDENT TRUSTEES

(1)	(2)	(3)	(4)	(5)	(6)
				NUMBER OF
				PORTFOLIOS
		TERM OF		IN FUND
	POSITION(S)	OFFICE AND		COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	DIRECTORSHIPS
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE*	HELD BY TRUSTEE
Thomas W. Lambeth Birthdate: 01/35	Trustee Chairman of the Board of Trustees	Indefinite, 8/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	30	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

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(1)	(2)	(3)	(4)	(5)	(6)
				NUMBER OF
				PORTFOLIOS
		TERM OF		IN FUND
	POSITION(S)	OFFICE AND		COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	DIRECTORSHIPS
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE*	HELD BY TRUSTEE
Laura C. Bingham	Trustee	Indefinite,	From July 1998 to present,	30	None
Birthdate: 11/56		2/01 — Present	President of Peace College.

Douglas R. Van Scoy	Trustee	Indefinite	Retired; from November 1974 to	30	None
Birthdate: 11/43		5/04 — present	July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President

James L. Roberts	Trustee	Indefinite	Retired; from November 2006 to	30	None
Birthdate: 11/42		11/04 — present	present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.

INTERESTED TRUSTEES

Keith F. Karlawish** Birthdate: 08/64	Trustee	Indefinite, 6/06 - Present	From May 2002 to [present], President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management	30	N/A

[Lee Youngblood***	Trustee	Indefinite, 1/09	[ ]	30	N/A]

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

**	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation.

***	[Mr. Youngblood is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Youngblood is an “interested person” because [ ].]

     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly PFPC Inc.) , BB&T Asset Management or BB&T, receives any compensation from the Funds for acting as a Trustee.
     BB&T Asset Management’s Chief Compliance Officer (“CCO”), Mr. Ward, also serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by BB&T Asset Management. However, the Funds reimburse BB&T Asset Management for its allocable portion of the CCO’s salary. As a result, the CCO fee paid by the Funds is only part of the total compensation received by Mr. Ward.

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OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)
NUMBER OF
PORTFOLIOS
		TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND		COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE	TRUSTEE
E.G. Purcell, III	President and	Indefinite,	[From 1995 to present, Senior Vice	N/A	N/A
Birthdate: 01/55	Secretary	11/00-Present	President, BB&T Asset Management, Inc. and its predecessors]

Todd M. Miller	Vice President	Indefinite,	From June 2005 to present, Mutual	N/A	N/A
Birthdate: 9/71		8/05-Present	Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward	Chief	Indefinite,	From July 2004 to present, Chief	N/A	N/A
Birthdate: 11/69	Compliance and Anti-Money Laundering Officer	4/07-Present	Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager – Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally	Treasurer	Indefinite,	From December 2000 to present,	N/A	N/A
Birthdate: 12/70		4/07-Present	Vice President and Senior Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher	Assistant	Indefinite	From March 2006 to present, Vice	N/A	N/A
Birthdate: 02/45	Secretary	4/07-Present	President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Funds are listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS
[Lee Youngblood	]
Keith F. Karlawish	BB&T Asset Management, Inc., [President]
E.G. Purcell, III	BB&T Asset Management, Inc., [Senior Vice President]
Todd M. Miller	BB&T Asset Management, Inc., Mutual Funds Administrator
Clinton L. Ward	BB&T Asset Management, Inc., Chief Compliance Officer and Secretary
Andrew J. McNally	PNC Global Investment Servicing, Vice President and Senior Director, Fund Accounting and Administration Department
Avery Maher	PNC Global Investment Servicing., Vice President and Counsel, Regulatory Administration Department

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices. BB&T Asset Management receives fees from the Funds for acting as Administrator and PNC Global Investment Servicing receives fees from the Funds for acting as transfer agent and for providing fund accounting services to the Funds. In addition, PNC Global Investment

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Servicing receives fees from the Administrator for acting as Sub-Administrator.
COMMITTEES OF THE BOARD OF TRUSTEES
AUDIT COMMITTEE
The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of independent registered public accounting firm for the Funds and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended September 30, 2008, there were three meetings of the Audit Committee.
NOMINATIONS COMMITTEE
The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, and Van Scoy and Ms. Bingham serve on this Committee; Mr. Lambeth serves as chair of the Nominations Committee. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of the Funds. For the fiscal year ended September 30, 2008, there were no meetings of the Nominations Committee.
SECURITIES OWNERSHIP
For each Trustee, the following tables discloses the dollar range of equity securities beneficially owned by the Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2008.
The following table shows information for Trustees who are not “interested persons” of the Funds as defined in the 1940 Act:

AGGREGATE DOLLAR RANGE OF EQUITY
SECURITIES IN ALL REGISTERED
INVESTMENT COMPANIES OVERSEEN BY
		DOLLAR RANGE OF EQUITY	TRUSTEE IN THE FAMILY OF INVESTMENT
NAME OF TRUSTEE	FUND NAME	SECURITIES IN THE FUND	COMPANIES
Thomas W. Lambeth	Mid Cap Growth Fund	[$10,001-$50,000]	[$10,001-$50,000]

Drew T. Kagan	West Virginia Fund	[>$100,000]	[>$100,000]

Laura C. Bingham	North Carolina Tax-Free Fund	[$10,001-$50,000]	[$10,001-$50,000]
	Special Opportunities Fund	[$10,001-$50,000]

James L. Roberts	Large Cap Fund	[$1-$10,000]	[>$100,000]
	Small Cap Fund	[$10,001-$50,000]
	International Equity Fund	[$1-$10,000]
	Special Opportunities Fund	[$10,001-$50,000]
	Equity Income Fund	[$1-$10,000]
	Intermediate U.S. Government	[$50,001-$100,000]
	Total Return Bond Fund	[$50,001-$100,000]

Douglas Van Scoy	Large Cap Fund	[>$100,000]	[>$100,000]

The following table shows information for the Trustee who is an “interested person” of the Funds as defined in the 1940 Act:

Keith F. Karlawish	Large Cap Fund	[>$100,000]	[>$100,000]
	Mid Cap Value Fund	[$50,001-$100,000]
	Mid Cap Growth Fund	[$50,001-$100,000]
	International Equity Fund	[$10,001-$50,000]
	Special Opportunities Fund	[$10,001-$50,000]
	Equity Income Fund	[$10,001-$50,000]
	Prime Money Market Fund	[$10,001-$50,000]
	U.S. Treasury Fund	[$10,001-$50,000]
	Capital Manager Equity Fund	[$10,001-$50,000]
[Lee Youngblood			]

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As of [January 2, 2009], the Officers and Trustees [owned less than 1%] of any class of any Fund.
TRUSTEE COMPENSATION

	AGGREGATE			TOTAL COMPENSATION
	COMPENSATION FROM			FROM FUNDS AND FUND
	THE			COMPLEX PAID TO
	FUNDS FOR THE FISCAL	PENSION OR RETIREMENT	ESTIMATED ANNUAL	TRUSTEES FOR THE
NAME OF PERSON,	YEAR ENDING	BENEFITS ACCRUED AS PART	BENEFITS UPON	FISCAL YEAR ENDING
POSITION	SEPTEMBER 30, 2008	OF FUND EXPENSES	RETIREMENT	SEPTEMBER 30, 2008*
Thomas W. Lambeth	$52,373	None	None	$61,100
Drew T. Kagan	$54,255	None	None	$63,100
Laura C. Bingham	$44,793	None	None	$53,100
Douglas R. Van Scoy	$44,793	None	None	$53,100
James L. Roberts	$44,793	None	None	$53,100
Keith F. Karlawish	None	None	None	None
[Lee Youngblood				]

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

CODES OF ETHICS
     BB&T Funds, BB&T Asset Management, Artio Global Management LLC, Federated Investment Management Company, Scott & Stringfellow, Inc., Sterling Capital Management LLC., and BB&T AM Distributors, Inc. have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.
INVESTMENT ADVISER
     Investment advisory and management services are provided to each Fund by BB&T Asset Management pursuant to an Amended and Restated Investment Advisory Agreement (“Advisory Agreement”) dated as of February 1, 2001 as amended and restated on May 23, 2003.
     Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of twenty-five one hundredths of one percent (0.25%) of the National Tax-Free Money Market Fund’s average daily net assets; forty one hundredths of one percent (0.40%) of the Prime Money Market Fund’s and the U.S. Treasury Fund’s average daily net assets; sixty one-hundredths of one percent (0.60%) of each of the Bond Funds’ (except the West Virginia Fund) average daily net assets; forty-five one-hundredths of one percent (0.45%) of the West Virginia Fund’s average daily net assets; and seventy-four one-hundredths of one percent (0.74%) of the Large Cap Fund’s average daily net assets; one percent (1.00%) of the Small Cap Fund’s and International Equity Funds’ average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Growth Fund’s average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Value Fund’s average daily net assets; seventy one-hundredths of one percent (0.70%) of the Equity Income Fund’s average daily net assets; eighty one-hundredths of one percent (0.80%) of the Special Opportunities Fund; and twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds’ average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of the fund during the period when such lower fee is in effect.
     The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard by BB&T Asset Management of its duties and obligations thereunder.
     Unless sooner terminated, the Advisory Agreement will continue in effect as to each of the Funds from year to year if such continuance is approved at least annually by the Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding

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Shares of that Fund (as defined under “ADDITIONAL INFORMATION — Miscellaneous”). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     For the fiscal years ended September 30, 2008, September 30, 2007, and September 30, 2006, the Adviser received the following investment advisory fees (“Paid” indicates gross advisory fees and “Waived” are fees waived from gross advisory fees and/or reimbursed directly to the Fund):

	FISCAL YEAR ENDED		FISCAL YEAR ENDED		FISCAL YEAR ENDED
	SEPTEMBER 30, 2008		SEPTEMBER 30, 2007		SEPTEMBER 30, 2006
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	3,485,648	216,411	5,195,172	402,568	5,075,497	340,766

Large Cap Growth Fund(1)	—	—	—	—	2,669,370	180,419
Mid Cap Value Fund	1,746,914	95,114	1,752,241	94,716	1,546,717	102,798
Mid Cap Growth Fund	1,525,810	82,837	1,182,836	63,937	1,103,333	73,899
Small Cap Fund	671,472	135,253	981,765	196,354	944,834	237,497	(2)
International Equity Fund	1,551,512	233,885	1,843,603	238,508	2,469,434	246,941
Special Opportunities Equity Fund	2,879,490	—	2,020,845	—	1,539,712	—
Equity Income Fund	1,548,498	—	989,246	—	710,045	—
Short Fund	263,849	66,459	305,103	76,276	814,222	203,556
Intermediate U.S. Government Fund	819,557	165,331	1,042,222	208,445	2,780,380	519,609
Total Return Bond Fund	2,744,949	552,961	2,604,037	520,809	3,082,584	584,078
Kentucky Intermediate Tax-Free Fund	96,739	32,466	85,122	28,374	96,941	34,028
Maryland Intermediate Tax-Free Fund	81,265	40,902	64,388	32,194	63,448	31,993
North Carolina Intermediate Tax-Free Fund	720,310	181,375	667,077	166,769	668,147	167,037
South Carolina Intermediate Tax-Free Fund	110,156	27,736	109,118	29,850	119,847	34,377
Virginia Intermediate Tax-Free Fund	480,420	120,991	464,763	116,191	471,653	117,913
West Virginia Intermediate Tax-Free Fund	318,137	—	308,700	—	303,144	—
Prime Money Market Fund	7,059,969	2,141,812	6,497,542	1,897,559	4,676,394	1,286,009
U.S. Treasury Money Market Fund	3,670,003	1,295,726	2,848,763	997,065	2,689,591	893,817
National Tax-Free Money Market Fund(3)	285,892	58,363	282,191	56,439	41,826	65,002	(4)
Capital Manager Conservative Growth Fund	142,627	145,522	156,404	156,404	209,164	209,164
Capital Manager Moderate Growth Fund	191,751	195,938	217,374	217,374	246,015	246,015
Capital Manager Growth Fund	149,780	153,008	169,598	169,598	193,672	193,672
Capital Manager Equity Fund	77,562	79,302	89,115	89,115	105,179	105,179

(1)	On January 29, 2007, the Large Cap Growth Fund merged with and into the Large Cap Fund.

(2)	$48,529 of this amount relates to amounts waived by the Investment Adviser related to the Small Company Value Fund and the Small Company Growth Fund merger.

(3)	Fund commenced operations August 1, 2006.

(4)	$56,637 of this amount relates to fees waived by the Investment Adviser related to organizational fees.
     In 2000, BB&T reorganized its investment advisory division as BB&T Asset Management, a separate, wholly owned subsidiary of BB&T Corporation, a financial holding company and parent of BB&T. BB&T Asset Management has replaced BB&T as the investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.
     The Funds bear all costs of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the

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issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds’ plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser’s employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Funds, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses.
     Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.
SUB-ADVISERS
     Special Opportunities Fund and Equity Income Fund. Investment sub-advisory and management services are provided to the Special Opportunities Fund and the Equity Income Fund by Scott & Stringfellow, Inc. (“Scott & Stringfellow”), a wholly owned subsidiary of BB&T Corporation, pursuant to a Sub-Advisory Agreement (the “Scott & Stringfellow Sub-Advisory Agreement”) dated as of May 16, 2003 (Schedule A dated January 1, 2005) between BB&T Asset Management and Scott & Stringfellow.
     For its services and expenses incurred under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee, payable by BB&T Asset Management. The fee is computed daily and paid monthly at the annual rates of 0.48% and 0.42% of the average daily net assets of the Special Opportunities Fund and the Equity Income Fund, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, BB&T Asset Management paid Scott & Stringfellow $[ ], $[1,212,501] and $[836,873], respectively, for sub-advisory services to the Special Opportunities Equity Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, BB&T paid Scott & Stringfellow $[ ], $[593,559] and $[375,076], respectively, for sub-advisory services to the Equity Income Fund.
     Unless sooner terminated, the Scott & Stringfellow Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by the Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION — Miscellaneous”). The Scott & Stringfellow Sub-Advisory Agreement is terminable at any time without penalty, on 60 days’ written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by Scott & Stringfellow, or by BB&T Asset Management. The Scott & Stringfellow Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to Scott & Stringfellow are borne exclusively by BB&T Asset Management as Adviser to the Special Opportunities Fund and the Equity Income Fund.
     International Equity Fund. Investment sub-advisory and management services are provided to the International Equity Fund by Artio Global Management LLC (“Artio Global”) (formerly Julius Baer Investment Management LLC (“JBIM”)) pursuant to a sub-advisory agreement with BB&T Asset Management (the “Artio Global Sub-Advisory Agreement”) that was approved by shareholders of the Fund at a special meeting held on June 11, 2008. In consideration for the services provided and expenses assumed under the Artio Global Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Artio Global a fee, computed daily and paid monthly, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and Artio Global.
     Artio Global, located at 330 Madison Avenue, New York, New York 10017, is a registered investment adviser. Artio Global Investors, Inc. (“Artio”) is the holding company of Artio Global. Artio, formerly known as Julius Baer Americas, Inc., is a subsidiary of the Swiss-based Julius Baer Group, an entity whose roots date back to the 19th century. Artio is wholly-owned by Julius Baer Holding Ltd. (“Holding Ltd.”). Holding Ltd. is located at Bahnhofstrasse, 36, CG-8010 Zurich, Switzerland, and is the indirect majority owner of Artio Global.
     The owners of Artio Global are in the process of selling an interest in Artio, Artio Global’s parent, to the public through an initial public offering (the “IPO”). Upon completion of the IPO, Holding Ltd., the current sole shareholder of Artio, will no longer control Artio Global as all or a portion of the shares of Artio owned by Holding LTD. will be redeemed with the proceeds of the IPO. Immediately after the IPO, approximately 70% of Artio Global will be indirectly owned, collectively, by the public and Holding Ltd.

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and the senior member of Artio Global’s management will own a substantial interest in Artio Global. After the completion of the IPO, Artio Global’s present management is expected to continue to conduct the day-to-day business activities of Artio Global, including portfolio management for the Fund.
     JBIM has served as sub-adviser to BB&T International Equity Fund since July 2, 2007, under a sub-advisory agreement between JBIM and BB&T Asset Management.
     For the period from July 2, 2007 to September 30, 2007, BB&T Asset Management paid JBIM $170,543 for sub-advisory services to the International Equity Fund. Because JBIM began providing sub-advisory services to the Fund in July 2007, no fees were paid to JBIM for investment advisory services during the fiscal years ended September 30, 2006 and 2005.
     Until July 2, 2007, investment sub-advisory and management services were provided to the International Equity Fund by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) pursuant to an investment sub-advisory agreement with BB&T Asset Management (the “UBS Sub-Advisory Agreement”) between BB&T Asset Management and UBS Global AM. For the fiscal years ended September 30, 2006, 2005, 2004, BB&T Asset Management paid UBS Global AM $903,982, $968,540 and $770,647, respectively, for sub-advisory services to the International Equity Fund.
     UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation (“SVC”) acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG. As of September 30, 2006, UBS Global AM had approximately $143 billion in assets under management and the Group had approximately $658 billion in assets under management.
     National Tax-Free Money Market Fund and Prime Money Market Fund. Investment sub-advisory and management services are provided to the National Tax-Free Money Market Fund and the Prime Money Market Fund by Federated Investment Management Company (“FIMC”), a wholly-owned subsidiary of FII Holdings, Inc., pursuant to a Sub-Advisory Agreement (the “FIMC Sub-Advisory Agreement”) dated as of February 1, 2001, between BB&T Asset Management and FIMC.
     For its services and expenses incurred under the FIMC Sub-Advisory Agreement, FIMC is entitled to a fee, payable by BB&T Asset Management. For the Prime Money Market Fund, the fee is computed and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Prime Money Market Fund’s average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC. For the National Tax-Free Money Market Fund, the fee is computed and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the National Tax-Free Money Market Fund’s average daily net assets up to $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC.
     The FIMC Sub-Advisory Agreement will continue from year to year if such continuance is approved at least annually by the Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION — Miscellaneous”). The FIMC Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days’ written notice by FIMC or by BB&T Asset Management. The FIMC Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. For the fiscal years ended September 30, 2008, 2007, and 2006, BB&T Asset Management paid FIMC $[ ], $[1,132,101] and $[799,310], respectively, for sub-advisory services to the Prime Money Market Fund. For the fiscal years ended September 30, 2008 and 2007, BB&T Asset Management paid FIMC $[ ] and $[113,434], respectively, for sub-advisory services to the National Tax-Free Money Market Fund.
     BB&T Mid Cap Value Fund and Total Return Bond Fund. Investment sub-advisory and management services are provided to the BB&T Mid Cap Value Fund and the Total Return Bond Fund by Sterling Capital Management LLC (“Sterling Capital”), a majority owned subsidiary of BB&T Corporation, pursuant to a Sub-Advisory Agreement (the “Sterling Sub-Advisory Agreement”) dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.
     In consideration for the services provided and expenses assumed under the Sterling Sub-Advisory Agreement, BB&T Asset

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Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.42% of the average daily net assets of the Mid Cap Value Fund, and at an annual rate of 0.25% of the average daily net assets of the Total Return Bond Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, BB&T Asset Management paid Sterling Capital $[    ], $[994,518] and $[851,475], respectively, for sub-advisory services to the Mid Cap Value Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, BB&T Asset Management paid Sterling Capital $[    ], $[1,085,013] and $[1,267,061], respectively, for sub-advisory services to the Total Return Bond Fund.
     The Sterling Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by the Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION - Miscellaneous”). The Sterling Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days’ written notice by Sterling Capital or by BB&T Asset Management. The Sterling Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.
     From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of each Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Sub-Adviser’s operations.
PORTFOLIO MANAGERS
The portfolio managers identified under “Investment Management” in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF SEPTEMBER 30, 2008*

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Timothy P. Beyer	Number: None	Number: None	Number: 18
	Assets: N/A	Assets: N/A	Assets: $830 Million

Brad D. Eppard	Number: None	Number: None	Number: 15
	Assets: N/A	Assets: N/A	Assets: $775 Million

Will Gholston	Number: 1	Number: None	Number: 3
	Assets: $12 Million	Assets: N/A	Assets: $1.7 Billion

Kevin McNair	Number: None	Number: None	Number: 20
	Assets: N/A	Assets: N/A	Assets: $400 Million

Robert Millikan	Number: 1	Number: None	Number: 10
	Assets: $12 Million	Assets: N/A	Assets: $240 Million

Mark Montgomery	Number: 1	Number: None	Number: None
	Assets: $21.4 Million	Assets: N/A	Assets: N/A

David Nolan	Number: 1	Number: None	Number: 2
	Assets: $18.7 Million	Assets: N/A	Assets: $116 Million

Richard Pell	Number: 9	Number: 12	Number: 84
	Assets: $28.7 Billion	Assets: $8.7 Billion	Assets: $13.9 Million

Ronald T. Rimkus	Number: 2	Number: None	Number: 5

82

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
	Assets: $63.3 Million	Assets: N/A	Assets: $83 Million

Jeffrey J. Schappe	Number: 1	Number: None	Number: 3
	Assets: $12 Million	Assets: N/A	Assets: $1.7 Billion

George F. Shipp	Number: 1	Number: None	Number: 4,600
	Assets: $35 Million	Assets: N/A	Assets: $1.75 Billion

Rudolph-Riad Younes	Number: 9	Number: 12	Number: 90
	Assets: $27.5 Billion	Assets: $8.8Billion	Assets: $14.3 Billion

*	If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.
As of September 30, 2008, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF SEPTEMBER 30, 2008

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS
Timothy P. Beyer	Number: None	Number: None	Number: 1
	Assets: N/A	Assets: N/A	Assets: $380 Million

Brad D. Eppard	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Will Gholston	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Kevin McNair	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Robert F. Millikan	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Mark Montgomery	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

David Nolan	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Richard Pell	Number: None	Number: None	Number: 4
	Assets: N/A	Assets: N/A	Assets: $1.6 Billion

Ronald T. Rimkus	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

Jeffrey J. Schappe	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

George F. Shipp	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

83

	OTHER REGISTERED INVESTMENT	OTHER POOLED
PORTFOLIO MANAGER	COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS

Rudolph-Riad Younes	Number: None	Number: None	Number: 4
	Assets: N/A	Assets: N/A	Assets: $1.6 Billion

CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.
BB&T ASSET MANAGEMENT
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. BB&T Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. BB&T Asset Management has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s management of personal accounts.
STERLING CAPITAL
Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the Mid Cap Value Fund or the Total Return Bond Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.
Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.
SCOTT & STRINGFELLOW
Scott & Stringfellow also manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the Special Opportunities Equity Fund or the Equity Income Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.
ARTIO GLOBAL

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As Messrs. Younes and Pell share in the profits of Artio Global, the potential conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where Artio Global might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which Artio Global receives higher investment advisory fees based on the assets under management.
In order to address these potential conflicts, Artio Global’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of Artio Global’s clients are disadvantaged in Artio Global’s management of accounts. Additionally, Artio Global’s internal controls are tested as part of the firm’s Compliance Monitoring Program.
PORTFOLIO MANAGER COMPENSATION
BB&T Asset Management offers investment professionals a compensation plan which has two components: (i) base compensation, which is linked to job function, responsibilities and experience, and (ii) incentive compensation, which varies based on investment performance. The majority of the total cash compensation is derived by the incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. The incentive compensation is based on two components: (1) the pre-tax investment performance of the Funds on a one- and three-fiscal year basis in comparison to their respective Lipper peer group, and (2) active support and promotion of the funds through various channels, management of personnel, and other subjective criteria as determined by executive management. The incentive compensation is used as a retention tool, in order to facilitate long-term commitments from key investment professionals.
BB&T ASSET MANAGEMENT
The investment analysts who assist the portfolio managers also receive a base compensation and incentive compensation. The incentive compensation is calculated based on outstanding performance categories, designed to recognize meaningful performance to the team. As with the portfolio managers, BB&T Asset Management seeks to utilize the incentive compensation to investment analysts as a retention tool.
STERLING CAPITAL
Sterling Capital has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. Each member of the investment team receives a fixed base salary plus variable bonus compensation. The bonus is based primarily on the individual’s performance contribution to the portfolio and on the group’s overall pre-tax performance versus a universe of managers.
The benchmarks by which the performance of the Total Return Bond Fund and the Mid Cap Value Fund is measured for the purposes of compensation are the Lehman Aggregate Bond Index and the Russell Midcap Value Index, respectively.
SCOTT & STRINGFELLOW
Each portfolio manager is compensated using a salary plus bonus structure. The salary is fixed and subject to annual review for increase or decrease. Bonuses are computed based on assets under management, which is believed to create an indirect tie to performance, as poor portfolio management performance could result in an outflow of assets, and consistent positive portfolio performance could stimulate asset inflows. Computed bonus amounts can be adjusted based on annual performance appraisal of each individual’s work.
ARTIO GLOBAL

85

Portfolio Manager Compensation (as of 9/30/08)

Difference in
Methodology of
Compensation with
Other Accounts
Managed (relates to the
	Structure of		“Other Accounts”
	Compensation for		mentioned in the chart
	Managing	Specific Criteria	above)
Rudolph-Raid Younes	Salary	Fixed Compensation	None
	Profit Sharing*	Fixed Compensation
	Bonus	Performance
	Deferred Compensation	Fixed Compensation
	Employee Stock Purchase	Tenure
	Plan	Tenure
	Pension/401(k) Plans	Tenure
Retirement Plans

Richard Pell	Salary	Fixed Compensation	None
	Profit Sharing*	Fixed Compensation
	Bonus	Performance
	Deferred Compensation	Fixed Compensation
	Employee Stock Purchase	Tenure
	Plan	Tenure
	Pension/401(k) Plans	Tenure
Retirement Plans

*	In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division’s enterprise value. The two components of the compensation program are designed to reward the managers’ long-term performance.
Securities Ownership
The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of September 30, 2008:

DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER	IN EACH FUND
Timothy P. Beyer	Mid Cap Value Fund: $500,001-$1,000,000
Brad D. Eppard	Intermediate U.S. Government Fund: None
Capital Manager Conservative Growth Fund: None
Capital Manager Equity Fund: None
Capital Manager Growth Fund: None
Will Gholston	Capital Manager Moderate Growth Fund: None
Kevin McNair	Short U.S. Government Fund: None U.S. Treasury Money Market Fund: None
North Carolina Intermediate Tax-Free Fund: $10,001-$50,000
Capital Manager Equity Fund: $1-$10,000
Kentucky Intermediate Tax-Free Fund: None
Maryland Intermediate Tax-Free Fund: None
South Carolina Tax-Free Fund: None
Virginia Tax-Free Fund: None
West Virginia Tax-Free Fund: None
Capital Manager Conservative Growth Fund: None
Capital Manager Growth Fund: None
Robert F. Millikan	Capital Manager Moderate Growth Fund: None
Mark Montgomery	Total Return Bond Fund: $10,001-$50,000
Mid Cap Growth Fund: $50,001-$100,000
David Nolan	Small Cap Fund: None
Richard Pell	International Equity Fund: None

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DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER	IN EACH FUND
Large Cap Fund: $10,001-$50,000
Capital Manager Conservative Growth Fund: $10,001-$50,000
Capital Manager Growth Fund: $10,001-$50,000
Capital Manager Moderate Growth Fund: $10,001-$50,000
Ronald T. Rimkus	Capital Manager Equity Fund: $10,001-$50,000
Capital Manager Conservative Growth Fund: None Capital Manager Growth Fund: None
Capital Manager Moderate Growth Fund: None
Jeffrey J. Schappe	Capital Manager Equity Fund: None
Special Opportunities Equity Fund: [$100,001-$500,000]
George F. Shipp	Equity Income Fund: [$100,001-$500,000]
Rudolph-Raid Younes	International Equity Fund: None

PROXY VOTING POLICIES AND PROCEDURES
     The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds that own voting securities to BB&T Asset Management. The Board has authorized BB&T Asset Management to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Proxy voting policies and procedures or summaries thereof for BB&T Asset Management and each of the Sub-Advisers are attached as Appendix B.
     You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at: www.bbtfunds.com or by contacting us in writing at BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.
PORTFOLIO TRANSACTIONS
     The Advisory Agreement for each Fund provides that the Adviser is responsible for selecting, or for supervising the relevant Sub-Adviser’s selection of, securities to be bought and sold, and brokers to execute those transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Bond Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T Asset Management and each Sub-Adviser generally seek competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.
     During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

	FISCAL YEAR ENDED			FISCAL YEAR ENDED
	SEPTEMBER 30, 2008			SEPTEMBER 30, 2007
	AGGREGATE		DIRECTED	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION	COMMISSION	TRANSACTIONS	COMMISSION
Large Cap Fund	[ ]	[ ]	[ ]	1,084,535	939,607,492	1,062,106
Large Cap Growth Fund	[ ]	[ ]	[ ]	483,347	558,255,736	476,650
Mid Cap Value Fund	[ ]	[ ]	[ ]	311,038	292,432,225	227,188
Mid Cap Growth Fund	[ ]	[ ]	[ ]	387,390	444,499,276	358,109
Small Cap Fund	[ ]	[ ]	[ ]	138,689	74,292,767	119,266
International Equity Fund	[ ]	[ ]	[ ]	362,340	14,235,316	19,464
Special Opportunities Fund	[ ]	[ ]	[ ]	446,012	278,950,408	446,012
Total Return Bond Fund	[ ]	[ ]	[ ]	—	—	—
Equity Income Fund	[ ]	[ ]	[ ]	166,609	146,124,387	166,609
Small Company Growth Fund	[ ]	[ ]	[ ]	N/A	N/A	N/A

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	FISCAL YEAR ENDED
	SEPTEMBER 30, 2006
	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION
Large Cap Fund	511,925	493,172,012	510,100
Large Cap Growth Fund	1,302,976	1,467,422,544	1,288,186
Mid Cap Value Fund	291,273	228,920,107	204,969
Mid Cap Growth Fund	516,679	452,616,098	494,055
Small Cap Fund	159,291	98,622,947	95,400
International Equity Fund	224,072	204,396,671	44,170
Special Opportunities Fund	357,261	201,228,065	357,261
Total Return Bond Fund	—	—	—
Equity Income Fund	148,184	108,281,431	148,184
Small Company Growth Fund	164,739	110,888,167	132,428

     For the fiscal years ended September 30, 2008, 2007 and 2006, the Funds paid $[     ], $[240,462] and $[284,489], respectively, in commissions to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Funds paid $[ ], $[109,421] and $[110,588], respectively, in commissions to Scott & Stringfellow for transactions effected on behalf of the Equity Income Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid $[     ], $[3,627] and $[0], respectively, in commissions to BB&T Capital Markets, a division of Scott & Stringfellow, for transactions effected on behalf of the Small Cap Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid $[ ], $[0] and $[0], respectively, in commissions to BB&T Capital Markets, a division of Scott & Stringfellow, for transactions effected on behalf of the Mid Cap Value Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid $[     ], $[0] and $[0], respectively, in commissions to BB&T Capital Markets, a division of Scott & Stringfellow, for transactions effected on behalf of the Small Company Growth Fund. For the fiscal years ended September 30, 2008, 2007 and 2006, the aggregate percentage of the Special Opportunities Fund’s total brokerage commissions paid to Scott & Stringfellow, Inc. were [     ]%, [53.9]% and [79.6]%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were [     ]%, [34.0]% and [80.6]%, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, the aggregate percentage of the Equity Income Fund’s total brokerage commissions paid to Scott & Stringfellow, Inc. were [     ]%, [65.7]% and [74.6]%, respectively, and the percentage of the Fund’s aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow were [     ]%, [45.3]% and [79.7]%, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, the aggregate percentage of the Small Cap Fund’s total brokerage commissions paid to BB&T Capital Markets were [     ]%, [2.6]% and [0]%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through BB&T Capital Markets were [     ]%, [2.5]% and [0]%, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, the aggregate percentage of the Mid Cap Value Fund’s total brokerage commissions paid to BB&T Capital Markets were [     ]%, [0]% and [0]%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through BB&T Capital Markets were [     ]%, [0]% and [0]%, respectively. For the fiscal years ended September 30, 2008, 2007 and 2006, the aggregate percentage of the Small Company Growth Fund’s total brokerage commissions paid to BB&T Capital Markets were [     ]%, [0]% and [0]%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through BB&T Capital Markets were [     ]%, [0]% and [0]%, respectively.
     Allocation of transactions, including their frequency, to various dealers is determined by BB&T Asset Management or each Sub-Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management and each Sub-Adviser and does not reduce the advisory fees payable to BB&T Asset Management or each Sub-Adviser. Such information may be useful to BB&T Asset Management or each Sub-Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T Asset Management or each Sub-Adviser in carrying out its obligations to BB&T Funds.
     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of

88

securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. BB&T Asset Management or each Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by BB&T Asset Management or each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by BB&T Asset Management and each Sub-Adviser under their respective Advisory or Sub-Advisory Agreement. Any advisory or other fees paid to BB&T Asset Management or each Sub-Adviser are not reduced as a result of the receipt of research services.
     In some cases BB&T Asset Management or each Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, BB&T Asset Management and each Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BB&T Asset Management or each Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BB&T Asset Management or each Sub-Adviser faces a potential conflict of interest, but BB&T Asset Management or each Sub-Adviser believe that its allocation procedures are reasonably designed to ensure that BB&T Asset Management or each Sub-Adviser, respectively, appropriately allocates the anticipated use of such services to their research and non-research uses.
     To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.
     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by BB&T Asset Management or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or the Sub-Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the Funds, BB&T Asset Management or the Sub-Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.
     SECURITIES OF “REGULAR BROKER-DEALERS.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds hold at the close of their most recent fiscal year. As of September 30, 2008, the Large Cap Fund held equity securities of JP Morgan Chase & Co. valued at $[     ]. The Mid Cap Value Fund held equity securities of Bear Stearns & Co., Inc. valued at $[     ]. The Prime Money Market Fund held debt securities of Bank of America, CS First Boston Corp., Goldman, Sachs & Co., Lehman Brothers, Inc., Merrill Lynch, Morgan Stanley & Co., Inc. valued at $[ ], $[     ], $[     ], $[     ] and $[ ], respectively. The Total Return Bond Fund held debt securities of Bank of America, CS First Boston Corp., Goldman, Sachs & Co., Merrill Lynch, Morgan Stanley & Co., Inc. valued at $[     ], $[     ], $[     ], $[ ], $[     ] and $[     ], respectively. U.S. Treasury Money Market Fund held debt securities of Bank of America, Bear Stearns & Co., Inc., CS First Boston Corp., Lehman Brothers, Inc. valued at $[     ], $[     ], $[     ] and $[     ], respectively.
GLASS-STEAGALL ACT
     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the “Board”) issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the “Holding Company Act”) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the

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United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.
     BB&T Asset Management believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and described in the Prospectuses and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management’s subsidiaries from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management’s subsidiaries, the Board of Trustees of the Funds would review the Funds’ relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.
     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or any Sub-Adviser or their affiliated and correspondent banks (the “Banks”) in connection with customer’s purchases of Shares of a Fund, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Funds’ method of operations would affect its NAV per Share or result in financial losses to any customer.
ADMINISTRATOR
     BB&T Asset Management, 434 Fayetteville Street Mall, Fifth Floor, Raleigh, North Carolina 27601, serves as the Administrator (the “Administrator”) to each Fund pursuant to an Administration Agreement effective April 23, 2007. Prior to April 23, 2007, BB&T Asset Management served as the Administrator pursuant to the Management and Administration Agreement dated February 1, 2005, as amended. Prior to February 1, 2005, BISYS Fund Services, LP served as Administrator to each Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000.
     Under the Administration Agreement, the Administrator has agreed to monitor the NAV of the National Tax-Free Money Market Fund, the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for the Funds, to maintain the Funds’ financial accounts and records, and to furnish the Funds statistical and research data and certain bookkeeping services, and certain other services required by the Funds. The Administrator prepares annual and semi-annual reports to the SEC, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Funds’ operations (other than those performed by BB&T Asset Management under the Advisory Agreement, Artio Global, FIMC, Scott & Stringfellow, Inc., and Sterling Capital under the Sub-Advisory Agreements, and U.S. Bank National Association under their custodial services agreements with the Funds, and those performed by PNC Global Investment Servicing under its transfer agency and blue sky service and fund accounting agreements with the Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
     Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from the BB&T Funds that is due only on the BB&T Funds’ assets, but calculated based upon each portfolio of the BB&T Funds’ average net assets as well as the average net assets of BB&T Variable Insurance Funds. The fee shall be calculated at an annual rate of eleven one-hundredths of one percent (0.11%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annul date of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at the annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. The fee shall be computed daily and paid monthly. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.
     Alternatively, the Funds may pay a fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by the Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of such Fund during the period when such lower fee is in effect.

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     For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees (“Paid” indicates gross administration fees and “Waived” are fees waived from gross administration fees and/or reimbursed directly to the Fund):
FISCAL YEAR ENDED

	SEPTEMBER 30, 2008		SEPTEMBER 30, 2007		SEPTEMBER 30, 2006
		ADDITIONAL		ADDITIONAL		ADDITIONAL
		AMOUNT		AMOUNT		AMOUNT
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	$439,424	—	$739,279	—	$775,253	—
Large Cap Growth Fund*	—	—	—	—	407,694	—
Mid Cap Value Fund	220,548	—	246,115	—	236,247	—
Mid Cap Growth Fund	192,194	—	165,793	—	168,512	—
Small Cap Fund	63,230	—	102,958	—	106,628	—
International Equity Fund	144,719	—	195,716	—	279,088	—
Special Opportunities Fund	335,650	—	260,696	—	217,566	—
Equity Income Fund	206,389	—	146,175	—	114,676	—
Short Fund	39,922	—	54,200	—	153,384	—
Intermediate U.S. Government Fund	127,708	—	184,643	—	523,806	—
Total Return Bond Fund	427,927	—	455,847	—	580,699	—
Kentucky Intermediate Tax-Free Fund	15,095	—	14,867	—	18,264	—
Maryland Intermediate Tax-Free Fund	12,706	—	11,231	—	11,953	—
North Carolina Intermediate Tax-Free Fund	112,256	—	116,677	—	125,873	—
South Carolina Intermediate Tax-Free Fund	17,137	—	19,214	—	22,578	—
Virginia Intermediate Tax-Free Fund	74,850	—	81,460	—	88,854	—
West Virginia Intermediate Tax-Free Fund.	66,286	—	72,083	—	76,147	—
Prime Money Market Fund	1,660,574	—	1,702,589	—	1,321,457	—
U.S. Treasury Money Market Fund	864,690	—	745,719	—	760,194	—
National Tax-Free Money Market Fund**	108,214	—	117,660	—	19,069	—
Capital Manager Conservative Growth Fund	—	—	40,328	40,328	94,547	94,547
Capital Manager Moderate Growth Fund	—	—	54,904	54,904	111,212	111,212
Capital Manager Growth Fund	—	—	42,758	42,758	87,546	87,546
Capital Manager Equity Fund	—	—	21,673	21,673	47,541	47,541

*	On January 29, 2007, the Large Cap Growth Fund merged with and into the Large Cap Fund.

**	Fund commenced operations on August 1, 2006.
     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until April 30, 2010 (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Terms”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement is also terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) on not less than 60 days written notice by the party alleging cause.
     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law.
SUB-ADMINISTRATOR
     PNC Global Investment Servicing (“Sub Administrator”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Funds pursuant to a Sub-Administration Services Agreement dated December 18, 2006, and effective with respect to the Funds as of April 23, 2007 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-

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Administrator has agreed to assume many of the Administrator’s duties, for which PNC Global Investment Servicing receives a fee, paid by the Administrator, that is calculated based upon each portfolio of the Funds’ average net assets as well as the average net assets of the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
DISTRIBUTOR
     BB&T AM Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as principal underwriter to each Fund of BB&T Funds pursuant to an Underwriting Agreement effective as of April 23, 2007 (the “Underwriting Agreement”). The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Funds’ Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Underwriting Agreement, and (ii) by the vote of a majority of the Trustees of the Funds who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
     Under the Underwriting Agreement the Distributor receives payment from the Funds for distribution activities permitted and authorized under the Distribution Plan adopted by the Funds. Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund (twenty-five one-hundredths of one percent (0.25%) for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Fund), one percent (1.00%) of the average daily net assets of Class B Shares of each Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Adviser may also compensate the Distributor for services provided to the Funds under the Underwriting Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.
     Prior to April 23, 2007, BB&T Funds Distributor, Inc. served as distributor to each Fund of BB&T Funds and prior to November 1, 2005, BISYS Fund Services LP served as distributor to each Fund of BB&T Funds.
     For the fiscal year ended September 30, 2008, BB&T AM Distributors, Inc., the Funds’ distributor, received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds (“Paid” indicates gross fees and “Waived” are fees waived from gross fees and/or reimbursed directly to the Fund):

	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	231,130	115,565	122,848	—	2,033	—
Mid Cap Value Fund	82,653	—	49,389	—	7,412	—
Mid Cap Growth Fund	27,205	—	26,274	—	548	—
Small Cap Fund	38,172	19,086	26,158	—	171	—
International Equity Fund	24,436	12,218	18,513	—	3,544	—
Special Opportunities Fund	652,908	326,454	297,382	—	532,133	—
Equity Income Fund	503,360	251,680	155,602	—	292,955	—
Short Fund	20,776	10,388	—	—	—	—
Intermediate U.S. Government Fund	47,062	23,531	30,566	—	2,005	—
Total Return Bond Fund	43,581	21,790	51,342	—	1,377	—
Kentucky Intermediate Tax-Free Fund	26,126	13,063	—	—	—	—
Maryland Intermediate Tax-Free Fund	17,815	8,907	—	—	—	—
North Carolina Intermediate Tax-Free Fund	103,192	51,596	—	—	—	—
South Carolina Intermediate Tax-Free Fund	26,544	13,272	—	—	—	—
Virginia Intermediate Tax-Free Fund	46,496	23,248	—	—	—	—

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	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
West Virginia Intermediate Tax-Free Fund	40,069	—	—	—	—	—
Prime Money Market Fund	4,137,029	—	17,129	—	3,778	—
U.S. Treasury Money Market Fund	1,571,197	50,386	3,877	228	411	24
National Tax-Free Money Market Fund	2,153	1,076	11	—	11	—
Capital Manager Conservative Growth Fund	46,317	23,159	45,618	—	852	—
Capital Manager Moderate Growth Fund	167,366	83,683	190,105	—	1,115	—
Capital Manager Growth Fund	113,961	56,981	171,488	—	745	—
Capital Manager Equity Fund	37,457	18,729	69,674	—	11	—

     For the fiscal period April 23, 2007 to September 30, 2007, BB&T AM Distributors, Inc., the Funds’ distributor, received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds (“Paid” indicates gross fees and “Waived” are fees waived from gross fees and/or reimbursed directly to the Fund):

	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	133,288	66,644	85,618	—	1,086	—
Mid Cap Value Fund	19,230	—	27,388	—	4,961	—
Mid Cap Growth Fund	12,130	—	11,131	—	200	—
Small Cap Fund	21,064	10,532	16,913	—	117	—
International Equity Fund	11,360	5,680	8,688	—	856	—
Special Opportunities Fund	263,964	131,982	128,502	—	215,108	—
Equity Income Fund	196,959	98,480	61,333	—	105,395	—
Short Fund	9,168	4,584	—	—	—	—
Intermediate U.S. Government Fund	20,687	10,344	13,914	—	859	—
Total Return Bond Fund	18,167	9,083	21,396	—	473	—
Kentucky Intermediate Tax-Free Fund	9,016	4,508	—	—	—	—
Maryland Intermediate Tax-Free Fund	5,041	2,521	—	—	—	—
North Carolina Intermediate Tax-Free Fund	42,950	21,475	—	—	—	—
South Carolina Intermediate Tax-Free Fund	8,298	4,149	—	—	—	—
Virginia Intermediate Tax-Free Fund	19,277	9,638	—	—	—	—
West Virginia Intermediate Tax-Free Fund	38,897	—	—	—	—	—
Prime Money Market Fund	1,830,294	—	8,125	—	2,027	—
U.S. Treasury Money Market Fund	485,465	—	1,318	—	151	—
National Tax-Free Money Market Fund	890	445	5	—	5	—
Capital Manager Conservative Growth Fund	21,244	10,622	21,922	—	362	—
Capital Manager Moderate Growth Fund	83,205	41,603	97,403	—	684	—
Capital Manager Growth Fund	57,588	28,794	88,601	—	338	—
Capital Manager Equity Fund	20,690	10,345	38,396	—	5	—
     For the period October 1, 2006 to April 22, 2007 BB&T Funds Distributor, Inc., the Funds’ former distributor received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds(“Paid” indicates gross fees and “Waived” are fees waived from gross fees and/or reimbursed directly to the Fund):

	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	150,982	75,491	99,425	—	1,116	—
Mid Cap Value Fund	20,865	—	32,656	—	5,097	—
Mid Cap Growth Fund	14,869	—	13,709	—	192	—
Small Cap Fund	27,002	13,501	23,148	—	121	—
International Equity Fund	13,042	6,521	10,787	—	971	—

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	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Special Opportunities Fund	263,412	131,706	141,734	—	220,975	—
Equity Income Fund	195,850	97,925	63,273	—	99,450	—
Short Fund	14,964	7,482	—	—	—	—
Intermediate U.S. Government Fund	26,740	13,370	20,865	—	1,219	—
Total Return Bond Fund	20,222	10,111	27,271	—	554	—
Kentucky Intermediate Tax-Free Fund	8,430	4,215	—	—	—	—
Maryland Intermediate Tax-Free Fund	5,706	2,853	—	—	—	—
North Carolina Intermediate Tax-Free Fund	53,866	26,933	—	—	—	—
South Carolina Intermediate Tax-Free Fund	11,140	5,570	—	—	—	—
Virginia Intermediate Tax-Free Fund	26,972	13,486	—	—	—	—
West Virginia Intermediate Tax-Free Fund	2,279	—	—	—	—	—
Prime Money Market Fund	2,160,220	—	11,238	—	2,559	—
U.S. Treasury Money Market Fund	479,852	—	2,034	—	247	—
National Tax-Free Money Market Fund	542	271	6	—	6	—
Capital Manager Conservative Growth Fund	26,838	13,419	27,848	—	601	—
Capital Manager Moderate Growth Fund	99,268	49,634	124,011	—	820	—
Capital Manager Growth Fund	67,914	33,957	112,581	—	408	—
Capital Manager Equity Fund	23,572	11,786	47,525	—	7	—
     For the fiscal year or period ended September 30, 2006, BB&T Funds Distributor, Inc., the Funds’ former distributor received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds (“Paid” indicates gross fees and “Waived” are fees waived from gross fees and/or reimbursed directly to the Fund):

	A CLASS		B CLASS		C CLASS
FUND	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Large Cap Fund	218,866	109,433	189,381	—	1,607	—
Large Cap Growth Fund	45,932	22,966	111,680	—	277	—
Mid Cap Value Fund	32,329	—	50,808	—	6,293	—
Mid Cap Growth Fund	27,531	—	26,566	—	635	—
Small Cap Fund	27,934	13,967	25,143	—	128	—
International Equity Fund	18,594	9,297	19,715	—	1,341	—
Special Opportunities Fund	388,869	194,434	221,008	—	316,763	—
Equity Income Fund	250,662	125,331	75,256	—	113,543	—
Short Fund	35,027	17,514	N/A	N/A	N/A	N/A
Intermediate U.S. Government Fund	55,003	27,502	48,441	—	2,534	—
Total Return Bond Fund	32,905	16,453	55,769	—	1,667	—
Kentucky Intermediate Tax-Free Fund	13,401	6,701	N/A	N/A	N/A	N/A
Maryland Intermediate Tax-Free Fund	8,613	4,306	N/A	N/A	N/A	N/A
North Carolina Intermediate Tax-Free Fund	103,110	51,555	N/A	N/A	N/A	N/A
South Carolina Intermediate Tax-Free Fund	20,085	10,042	N/A	N/A	N/A	N/A
Virginia Intermediate Tax-Free Fund	30,882	30,882	N/A	N/A	N/A	N/A
West Virginia Intermediate Tax-Free Fund	37,058	—	N/A	N/A	N/A	N/A
Prime Money Market Fund	2,769,589	—	16,436	—	4,206	—
U.S. Treasury Money Market Fund	631,628	—	5,641	—	279	—
National Tax-Free Money Market Fund*	1	—	2	—	2	—
Capital Manager Conservative Growth Fund	47,438	23,719	50,872	—	1,315	—
Capital Manager Moderate Growth Fund	159,328	79,664	219,184	—	1,284	—
Capital Manager Growth Fund	101,598	50,799	184,198	—	543	—
Capital Manager Equity Fund	35,091	17,545	78,272	—	153	—

*	Fund commenced operations on August 1, 2006.
     The Distribution Plan was initially approved on August 18, 1992 by the Fund’s Board of Trustees, including a majority of the

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trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the “Independent Trustees”). The Distribution Plan provides for fees only upon the Class A, Class B, and Class C Shares of each Fund.
     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, or Class C Shares of that Fund. The Distribution Plan may be amended by vote of the Fund’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund’s Class A, Class B, and Class C Shares. BB&T Funds’ Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.
     The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund’s Class A, Class B, and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a “Servicing Agreement”) between the Distributor and a Participating Organization. A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund’s Class A, Class B, and Class C Shares to the Participating Organization’s customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization’s customers owning a Fund’s Class A, Class B, and Class C Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.
     The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor’s actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor’s actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.
     The Distribution Plan also contains a so-called “defensive” provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.
     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Funds will require banks acting as Participating Organizations to provide only those services which, in the banks’ opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund’s method of operations would affect its NAV per share or result in financial loss to any customer.
EXPENSES
     BB&T Asset Management bears all expenses in connection with the performance of its services as Adviser and Administrator,

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respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Funds, SEC fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund’s existence, costs and expenses of shareholders’ and Trustees’ reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Institutional Class of a Fund on the basis of the relative NAV of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative NAV of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.
SECURITIES LENDING AGENT
     BB&T Funds has retained Mellon Bank, N.A. as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of the Funds.
CUSTODIAN
     U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Funds.
TRANSFER AGENT AND FUND ACCOUNTING SERVICES
     PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Funds pursuant to a Transfer Agency and Blue Sky Services Agreement. PNC Global Investment Servicing receives a fee based on the type of services provided to the Fund as agreed upon by the Funds and PNC Global Investment Servicing.
     PNC Global Investment Servicing also provides fund accounting services to the Funds pursuant to a Fund Accounting Agreement. For its services, PNC Global Investment Servicing receives a fee from the Fund at the annual rate of 0.01% of such Fund’s average daily net assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [     ] has been selected as the independent registered public accounting firm. [     ]’s address is [            ].
LEGAL COUNSEL
     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to the Funds.
ADDITIONAL INFORMATION
ORGANIZATION AND DESCRIPTION OF SHARES
     BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of BB&T Funds’ Amended and Restated Agreement and Declaration of Trust dated June 2, 2007, (the “Declaration of Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, National Tax-Free Money Market Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Equity Index Fund and Sterling Capital Small Cap Value Fund, respectively. The Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.

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     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
     Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.
     As used in this SAI, a “vote of a majority of the outstanding Shares” of the Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of BB&T Funds or such Fund.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.
     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the Funds shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Funds’ business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Funds shall look solely to the assets of the Funds for payment.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Trust has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Funds will make public on the Funds’ Website a complete schedule of each Fund’s holdings. Such information will be current as of the end of the most recent calendar quarter and will be available on the Funds’ Website until updated for the next applicable period.
In addition, portfolio holdings information may be made available to third parties in the following circumstances:
– After it has been made public on the Funds’ Website or through a filing with the SEC;
– In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or
– When (i) the Funds have a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Funds and their shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public

†	In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, or its principal underwriter, on the other.

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information, or the Funds’ Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.
Disclosure to the Funds’ Service Providers
The Funds may provide information to their service providers regarding the Funds’ portfolio holdings that have not been disclosed on the Trust’s Website or included in a filing with the SEC where relevant to duties to be performed for the Funds. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Funds’ service providers are prohibited, by explicit agreement or by virtue of their duties to the Funds, from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.
The frequency with which information regarding the Fund’s portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.
Disclosure to Certain Broker-Dealers
Nonpublic information regarding portfolio holdings of the Tax-Free Bond Funds may be provided to certain broker-dealers. Such information (i) must be at least fifteen (15) days old at the time it is disclosed to the broker-dealer; (ii) may only be disclosed to the broker-dealer in connection with the investment activities of the Funds; and (iii) may only be disclosed to the broker-dealer after the Funds’ Chief Executive Officer or Chief Financial Officer has determined that the broker-dealer will not misuse the disclosed information.
Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall portfolio holdings information be disclosed for compensation.
MISCELLANEOUS
     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.
     The organizational expenses of each Fund of BB&T Funds except the Virginia Fund and the Total Return Bond Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, the Funds adopted Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-Up Activities.” Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Virginia Fund and Total Return Bond Fund were paid during the fiscal year ended September 30, 1999 and the past fiscal year, respectively. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this SAI bear such expenses only as they are amortized against a Fund’s investment income.
     BB&T Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Funds.
     The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund’s outstanding shares as of [January 10, 2009]:

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PERCENT OF THE CLASS TOTAL
ASSETS HELD BY THE
FUND/CLASS	SHAREHOLDER

*	This account is the customer of record, however, the customer does not have voting authority over this account. Rather, the account’s underlying customers have voting authority over the shares held of this account.
     As of [January 10, 2009], Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Institutional Shares in the following amounts: [     ]% of the U.S. Treasury Money Market Fund, [     ]% of the Prime Money Market Fund, [     ]% of the National Tax-Free Money Market Fund, [     ]% of the Intermediate U.S. Government Fund, [     ]% of the North Carolina Intermediate Tax-Free Fund, [ ]% of the Virginia Intermediate Tax-Free Fund, [     ]% of the South Carolina Intermediate Tax-Free Fund, [     ]% of the Total Return Bond Fund, [     ]% of the West Virginia Intermediate Tax-Free Bond Fund, [     ]% of the Kentucky Intermediate Tax-Free Bond Fund, [     ]% of the Maryland Intermediate Tax-Free Fund, [     ]% of the Large Cap Fund, [     ]% of the International Equity Fund, [     ]% of the Capital Manager Conservative Growth Fund, [     ]% of the Capital Manager Moderate Growth Fund, [     ]% of the Capital Manager Growth Fund, [     ]% of the Capital Manager Equity Fund, [     ]% of the Mid Cap Growth Fund, [     ]% of the Mid Cap Value Fund, [     ]% of the Small Cap Fund, [     ]% of the Special Opportunities Fund, [     ]% of the Short U.S. Government Fund, and [     ]% of the Equity Income Fund. As a result, BB&T may be deemed to be a “controlling person” of the Institutional Shares of each of the Funds under the 1940 Act. As of [January 10, 2009], Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Class A Shares in the following amounts: [     ]% of the Intermediate U.S. Government Fund. As a result, BB&T may be deemed to be a “controlling person” of the Class A Shares of the Intermediate U.S. Government Fund under the 1940 Act. As of [January 10, 2009], Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Class B Shares in the following amounts: [     ]% of the National Tax-Free Money Market Fund*. As a result, BB&T may be deemed to be a “controlling person” of the Class B Shares of the National Tax-Free Money Market Fund under the 1940 Act. As of [January 10, 2009], Branch Banking & Trust Company and its affiliates possessed, on behalf of its underlying accounts, voting or investment power with respect to the Class C Shares in the following amounts: [     ]% of the National Tax-Free Money Market Fund* and [     ]% of the Capital Manager Equity Fund. As a result, BB&T may be deemed to be a “controlling person” of the Class C Shares of the National Tax-Free Money Market Fund and Capital Manager Equity Fund under the 1940 Act. The Prospectuses of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
     [* Effective February 1, 2009, Class B and Class C Shares of the BB&T National Tax-Free Money Market Fund are closed.]
FINANCIAL STATEMENTS
Audited Financial Statements as of September 30, 2008 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 2008, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge by contacting the Distributor at P.O. Box 9762, Providence, Rhode Island 02940-9752 or by telephoning toll-free at 1-800-228-1872.
APPENDIX A
The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”), Dominion Bond Ratings Services (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.
LONG — TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)
Description of the six highest long-term obligation ratings by Moody’s (Moody’s applies numerical modifiers (1, 2, and 3) in each

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rating category to indicate the security’s ranking within the category. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.):

Aaa	Bonds which are rated “Aaa” are judged to be of the highest quality with minimal credit risk.

Aa	Bonds which are rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds which are rated “A” are considered upper-medium-grade obligations and are subject to very low credit risk.

Baa	Bonds which are rated “Baa” are subject to moderate credit risk. They are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured) and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.
Description of the six highest long-term issue credit ratings by S&P (S&P may apply a plus (+) or minus (-) sign to a particular rating classification to show relative standing within that classification.):

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
Description of the six highest international long-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category.):

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB	Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

• For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

• For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
Description of the six highest long-term debt rating categories by DBRS (“High” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. “High” and “low” grades are not used for the AAA category.):

AAA	Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standards that DBRS has set for this category, few entities are able to achieve an “AAA” rating.

AA	Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definitions which DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A	Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

BBB	Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB	Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B	Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
Description of the six highest long-term debt ratings by JCR (A plus (+) or minus (-) sign may be added to certain rating symbols (including “AA” and “A”) to indicate relative standing within each of those rating categories.):

AAA	The highest level of capacity of the obligor to honor its financial commitment on the obligation.

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AA	A very high level of capacity to honor the financial commitment on the obligation.

A	A high level of capacity to honor the financial commitment on the obligation.

BBB	An adequate level of capacity to honor the financial commitment on the obligation. However, this capacity is more likely to diminish in the future than in the cases of the higher rating categories.

BB	Although the level of capacity to honor the financial commitment on the obligation is not considered problematic at present, this capacity may not persist in the future.

B	A low level of capacity to honor the financial commitment on the obligation, having cause for concern.
Description of the six highest long-term debt ratings by Best’s (Certain ratings (including “aa” and “a”) may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Issuer Credit Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to Best’s interactive rating process ):

aaa	Exceptional. Assigned to issues, where the issuer has, in Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Very Strong. Assigned to issues, where the issuer has, in Best’s opinion, a very strong ability to meet the terms of obligation.

a	Strong. Assigned to issues, where the issuer has, in Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b	Very speculative. Assigned to issues, where the issuer has, in Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
Description of the six highest long-term debt ratings by R&I (Plus (+) and minus (-) signs may be added to ratings symbols within a range from AA to CCC (which is not shown below) to indicate their relative standing within each category):

AAA	The highest credit quality. It is also accompanied by many other excellent factors.

AA	The credit quality is very high. It is also accompanied by excellent factors.

A	The credit quality is high. It is also accompanied by some excellent factors.

BBB	The credit quality is satisfactory, but there are factors that may be vulnerable to environmental changes.

BB	No urgent problem in the credit quality, but there are factors that are vulnerable to environmental changes and require full attention.

B	The credit quality has some problems, and there are factors that require a constant attention.
SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

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Moody’s description of its short-term debt ratings:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay of short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P’s description of its six highest short-term issue credit ratings:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “’B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
Description of the six highest international short-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1”.):

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

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DBRS’ description of its six highest short-term debt ratings:

R-1	(high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1	(middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition which DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1	(low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2	(high) Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2	(middle) Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2	(low) Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.
JCR’s description of its short-term debt ratings:

J-1	The highest level of capacity of the obligor to honor its short-term financial commitment on the obligation. Within this rating category, obligations for which the capacity is particularly high are indicated by the symbol “J-1+.”

J-2	The high level of capacity to honor the short-term financial commitment on the obligation, but slightly less than for category “J-1.”

J-3	An adequate level of capacity of the obligor to honor the short-term financial commitment on the obligation, but susceptible to adverse changes in circumstances.

NJ	The capacity of the obligor to honor the short-term financial commitment on the obligation is less than for the upper-ranking categories.

D	In default.
Best’s description of its six highest short-term debt ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s Rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

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AMB-1+	Strongest. Assigned to issuers, where the issuer has, in Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Outstanding. Assigned to issuers, where the issuer has, in Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Satisfactory. Assigned to issuers, where the issuer has, in Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In Default. In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.
R&I’s description of its short-term debt ratings (The plus sign (+) may be added to ratings in the “a-1” rating to indicate an especially high degree of certainty regarding the repayment of short-term financial obligations):

a-1	A superior degree of certainty regarding the repayment of short-term financial obligation.

a-2	A strong degree of certainty regarding the repayment of short-term financial obligation, but there are some vulnerable factors compared to the rating of the upper grade.

a-3	An adequate degree of certainty regarding the repayment of short-term financial obligation, but there are factors that are vulnerable to environmental changes.

b	The degree of certainty regarding the repayment of short-term financial obligation is not equal to “a-rated” obligations, and there are concerning factors over the repayment.

c	The lowest rating. The repayment of short-term financial obligation is in default, or the possibility of default is extremely high.
SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody’s description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures or summaries thereof of the following are attached:
1.	BB&T Asset Management, Inc. (Adviser to each of the BB&T Funds) and Scott & Stringfellow, Inc.* (Sub-Adviser to the BB&T Special Opportunities Equity Fund and the Equity Income Fund)

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2.	Federated Investment Management Company (Sub-Adviser to the BB&T Prime Money Market Fund and BB&T National Tax-Free Money Market Fund)

3.	Artio Global Management LLC (“Artio”). (Sub-Adviser to the BB&T International Equity Fund)

4.	Sterling Capital Management LLC (Sub-Adviser to the Mid Cap Value Fund and the Total Return Bond Fund)
*	Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management (“BTAM”), will use BTAM’s proxy voting policy and procedures.
BB&T ASSET MANAGEMENT, INC.
PROXY VOTING POLICY AND PROCEDURES
Authorization to Vote Proxies
Each client whose account is assigned to a BB&T AM Investment Professional, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.
BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.
Proxies Will Be Voted in Accordance with the Clients’ Best Interests
It is BB&T AM’s policy that all proxies for clients’ securities be voted strictly in accordance with the best interests of the clients’ accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.
Proxy Committee
With respect to clients’ securities (including BB&T Funds’ securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor voting decisions, ensure proxies are submitted timely, and, as described below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services (“ISS”) to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records as required.         .
To the extent that any investment officer (or other employee of asset management) reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the security would likely be better served by rejecting the ISS recommendation, then they shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.
Proxy Voting Determination Guidelines

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As discussed above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients’ securities. BB&T AM accordingly relies on ISS’s voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed above, BB&T AM reserves the right to reject any given ISS recommendation. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed above, and the following guidelines.
Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.
Conflicts of Interests
In some circumstances, an issuer’s proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained above, it is BB&T AM’s policy that all proxies for a client’s securities be voted strictly in accordance with the best interests of the client’s account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.
At least annually, the Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan, issuers for which BB&T AM manages an account for a senior officer or director, BB&T Corporation, or the BB&T Funds. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its senior managers or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship.
Depending on the circumstances, the Proxy Committee may:
(a) Determine that the ISS recommendation is in the best interest of the client and cause the proxies to be voted according to the ordinary guidelines and procedures provided by ISS; or
(b) Determine that the ISS recommendation is not in the best interest of the client and override the recommendation and vote the proxies accordingly; or
(c) Refer voting authority back to the client to vote the proxies.
Providing Information Regarding Proxy Voting Policies and Procedures
Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management’s Proxy Voting Policies and Procedures (“Description”), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client’s proxies were voted. The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client’s proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client’s written request for information regarding how the client’s proxies were voted and a copy of BB&T AM’s written response to any such written or oral request.
Record-Keeping
The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM’s home office):

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(a) BB&T AM’s proxy voting policies and procedures;
(b) List of issuers the represent a potential or actual conflict of interest
(c) Proxy statements received regarding client securities
(d) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;
(e) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;
(f) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;
(g) All other documents received from the Proxy Committee in fulfilling their responsibilities. .
BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM’s behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.
2. FEDERATED INVESTMENT MANAGEMENT COMPANY (EFFECTIVE SEPTEMBER 2007)
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

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On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.
The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser’s proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.
If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

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3.
ARTIO GLOBAL INVESTORS
(Formerly known as Julius Baer Investment Management LLC)
PROXY VOTING PROCEDURES
June 2008
     A. General
          It is the policy of Artio to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom JBIM provides discretionary investment management services and has authority to vote their proxies.
          Artio may vote proxies as part of its authority to manage, acquire and dispose of account assets. Artio will not vote proxies if the advisory agreement does not provide for Artio to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.
          When voting proxies for client accounts, Artio’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, Artio will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.
     B. Proxy Oversight Committee
          In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of Artio’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of Artio consisting of executive, compliance, legal, and operations.
     C. Procedures
          Artio Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of Artio is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.
          To assist Artio in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Artio has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Artio intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of Artio or its affiliates. Artio has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.
          In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

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     D. Conflicts of Interest
          Artio is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients’ best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.
          Artio has identified the following potential conflicts of interest:

(i)	A principal of Artio or any person involved in the proxy decision- making process currently serves on the company’s Board or is an executive officer of the company.

(ii)	An immediate family member of a principal of Artio or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.
          This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of Artio.
          Under such circumstances, Artio will vote in accordance with ISS’ predetermined guidelines, except as described below in section E.
     E. Overrides of ISS
          Artio has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. Artio Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client’s best interests.
          In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client’s interests are better served by deviating from the ISS recommendation. The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.
          Criteria to be considered by the Committee in granting or denying a request to override include:
(a) the size of the investment in dollars;
(b) the size of the investment relative to the applicable Fund (in basis points);
(c) the percent of ownership JBIM controls in the subject company;
(d) the significance of the issue considered in the proxy;
(e) the rationale for the need for an override as detailed in the memorandum from
Portfolio Management;
(f) any actual or perceived conflicts of interest.

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          It is therefore well within the Proxy Committee’s authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override.
          Committee minutes and all such documentation shall be maintained as part of the firm’s records.
     F. Monitoring
          ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein Artio has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). Artio Portfolio Management will provide the Artio CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm’s books and records.
     G. Reporting and Disclosure for Artio
          Once each year, Artio shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
          Artio shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. Artio shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites. Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.
               a. Recordkeeping
Artio shall retain records relating to the voting of proxies, including:
1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.
2. A copy of each proxy statement received by Artio regarding portfolio securities in Artio client accounts.
3. A record of each vote cast by Artio on behalf of a client.
4. A copy of each written client request for information on how Artio voted proxies on behalf of the client account, and a copy of any written response by Artio to the client account.
5. A copy of any document prepared by Artio that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

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          Artio shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by Artio maintained at ISS. Artio shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.
          These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Artio.

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APPENDIX A
List of Members of Proxy Oversight Committee
Artio Operations
CCO of JB Funds CCO of Artio
APPENDIX B
2008 International Proxy Voting Guidelines Summary
ISS Governance Services
December 17, 2007

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Copyright © 2007 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management    |    RiskMetrics Labs    |    ISS Governance Services    |    Financial Research & Analysis
www.riskmetrics.com
ISS Goverance Services
2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services (“ISS”) Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

1. OPERATIONAL ITEMS	117
Financial Results/Director and Auditor Reports	117
Appointment of Auditors and Auditor Fees	117
Appointment of Internal Statutory Auditors	117
Allocation of Income	117
Stock (Script) Dividend Alternative	117
Amendments to Articles of Association	118
Change in Company Fiscal Term	118
Lower Disclosure Threshold for Stock Ownership	118
Amend Quorum Requirements	118
Transact Other Business	118

2. BOARD OF DIRECTORS	119
Director Elections	119
ISS Classification of Directors — International Policy 2008	120
Director Compensation	121

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Discharge of Board and Management	121
Director, Officer, and Auditor Indemnification and Liability Provisions	121
Board Structure	121

3. CAPITAL STRUCTURE	122
Share Issuance Requests	122
Increases in Authorized Capital	122
Reduction of Capital	122
Capital Structures	122
Preferred Stock	123
Debt Issuance Requests	123
Pledging of Assets for Debt	123
Increase in Borrowing Powers	123
Share Repurchase Plans	123
Reissuance of Shares Repurchased	123
Capitalization of Reserves for Bonus Issues/Increase in Par Value	123

4. OTHER	124
Reorganizations/Restructurings	124
Mergers and Acquisitions	124
Mandatory Takeover Bid Waivers	124
Reincorporation Proposals	124
Expansion of Business Activities	124
Related-Party Transactions	124
Compensation Plans	125
Antitakeover Mechanisms	125
Shareholder Proposals	125
2008 International Proxy Voting Guidelines Summary

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1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
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Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
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2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Please see the International Classification of Directors on the following page.
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          ISS Classification of Directors — International Policy 2008
Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
• No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
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Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
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3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
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Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
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4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also h

•	Conflicts of interest- Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these director and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
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Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
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STERLING CAPITAL MANAGEMENT	Section XI (A)
COMPLIANCE MANUAL	Rev. 02-2007; 11-2007; 02-2008
Page 1 of 13

PROXY VOTING BY INVESTMENT ADVISERS, Rule 206(4)-6
SUMMARY OF REQUIREMENTS
On January 31, 2003, the U.S. Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser’s fiduciary obligation to its clients when the advisor has authority to vote their proxies.
Proxy Voting Policies and Procedures
Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:
•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients.

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and

•	Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere) and, upon request, furnish a copy of the policies and procedures to the requesting client.
Recordkeeping — Rule 206(4)-6 and Rule 204-2 (The following documents must be maintained.)
•	The proxy voting policies and procedures.

•	Copies of proxy statements the adviser received for client securities. An adviser also can rely on the SEC’s EDGAR system to obtain a copy of the proxy.

•	A record of each vote the adviser cast on behalf of a client.

•	A copy of any document the adviser created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for that information on behalf of the requesting client.

•	Proxy voting books and records should be maintained in an easily accessible place for a period of five years, the first two years in an appropriate office of the adviser.
Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th.
The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm.
I. PROXY VOTING PROCEDURES
A. New Account Information
Louisa Jones coordinates “new client” setup and communicates client instructions with the OPS/Proxy Administrator. She delegates and oversees the delivery of the ADV Part II which describes Sterling’s proxy policies and procedures, and how to

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obtain information on how Sterling voted the clients’ proxies, as well as an offer to clients to provide the proxy policies and procedures upon written request.
B. Instructions to Bank/Broker Custodians
Ken Wilson is responsible for setting up ProxyEdge for the wrap accounts and the OPS/Portfolio Administrator is responsible for the non-wrap portfolios. The custodian bank/broker is notified that all proxy voting materials should be forwarded to Sterling upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.
C. Administrative Responsibilities for Proxy Voting
Cathy Sawyer delegates and oversees the proxy voting process to a person or pool of persons, known as Proxy Administrators, who in turn process and vote all proxies. Proxy materials are forwarded to Sterling’s third party proxy service, Broadridge’s (formerly ADP) ProxyEdge. The Proxy Administrator is responsible for checking with Broadridge for upcoming votes. Cathy Sawyer has ultimate responsibility for overseeing the processing and recordkeeping of the proxy voting.
(1)	Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)	The Proxy Administrator will look to see if the Portfolio Company is listed on the “Business Relationship List,” which is a listing of all companies with whom Sterling has a client or supplier relationship. (The firm’s Controller maintains the relationship list.) If the Portfolio Company is not listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of Sterling’s Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

(3)	The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with the “Broadridge Proxy Ballot” to indicate votes. It will continue to be the Proxy Administrator’s responsibility to make sure all proxies are voted on time.

(4)	When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete a “Broadridge Proxy Ballot” which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This ballot will be given to the Proxy Administrator who will then vote the proxy.

(5)	Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares we own for that client.

(6)	All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7)	After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8)	Catherine Casemyr (or Cathy Sawyer in Catherine’s absence) will review the voting records for each security to ensure that all shares owned are voted.

(9)	Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, the Broadridge Proxy Ballot, and other notes related to each company vote.
Catherine Casemyr (or Cathy Sawyer in Catherine’s absence) will provide proxy reports as specified by the client or upon request. BB&T coordinates annual Form N-PX filings informing fund shareholders how Sterling voted proxies of the shareholder’s fund(s) for the 12-month period ended June 30th.

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D. Treatment of Sterling’s Conflicts of Interest
Occasionally, Sterling may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.
(1)	As noted in Section B (Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

(2)	After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material or (2) if the issue to be voted on is not a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3)	If (1) the relationship is material and (2) if the issue to be voted on is a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and Sterling will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a Sterling business relationship.

(4)	For purposes of determining materiality, a relationship is “material” if it represents at least 1% of Sterling’s revenues in the case of a client relationship and at least 1% of Sterling’s expenses in the case of a supplier relationship.
E. Treatment of Personal Conflicts of Interest
From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.
(1)	Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.
II. THE PROXY COMMITTEE
The Proxy Committee has ultimate responsibility and oversight of Sterling’s proxy policies and procedures. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to Cathy Sawyer. The firm’s Controller, Jason Brown, is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.
The members of the Proxy Committee are Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Tom Clapp is the advisory member and may substitute as necessary.

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III. PROXY VOTING GUIDELINES
Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients. The voting guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case. In general, Sterling votes “for” those proposals that more closely link the fortunes of employees and management to the performance of the corporation’s stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or reduce management’s accountability to shareholders are typically voted “against”. Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Ken Cotner at kcotner@sterling-capital.com.
The following guidelines have been established to assist the members of the Proxy Committee in evaluating relevant facts and circumstances which will enable Sterling to vote in a manner consistent with its fiduciary responsibility.
ROUTINE MANAGEMENT PROPOSALS

Election of Directors	Case by Case
We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors	Approve

Fix Auditor Remuneration	Approve
Approval of Audited Financial Statements	Approve

Set/Eliminate Dividends	Approve

Grant Board Authority to Repurchase Shares	Approve

Approve Stock Splits or Reverse Stock Splits	Approve

Change Name of Corporation	Approve
Eliminate Preemptive Rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.
We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan	Approve

Establish 401(k) Plan	Approve
BOARD OF DIRECTORS
We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors	Case by Case

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We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting	Approve
Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company’s board.

Supermajority Oppose
A supermajority vote is a requirement for a proposal to gain a specified level or type of support which exceeds a simple majority in order to have effect. Supermajority provisions are most frequently used in conjunction with other anti-takeover corporate changes to the articles of incorporation and generally used by insiders to control the acceptance or rejection of mergers and acquisitions.

Classified Board of Directors/Staggered Terms	Oppose
A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.
Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.
Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors	Case by Case
Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.
We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation	Case by Case
We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees	Approve
We believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition	Approve
We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

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Separation of Chairman and CEO Positions	Case by Case
We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board comprises less than a majority of independent directors.
CORPORATE GOVERNANCE

Adjourn Meeting to solicit Additional Votes	Oppose
Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision	Approve

Eliminate Shareholders’ Right to Call Special Meeting	Oppose

Increase in Authorized Shares	Case by Case
We approve proposals for increases of up to 100%. We will consider a larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers	Approve
We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers	Approve
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings	Oppose

Reincorporate	Case by Case
Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.
In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters	Case by Case
Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.	Oppose
ANTI-TAKEOVER

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Blank Check Preferred	Case by Case
These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.
We oppose blank check preferred proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power	Oppose

Poison Pill Plans	Oppose
Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred we oppose the plans.
Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans are put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.
Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a “permitted bid” feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision	Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.
We believe that this concept is inconsistent with public ownership of corporations.
MANAGEMENT COMPENSATION

Golden Parachutes	Case by Case
Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans	Approve
The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.
OPTION PLANS
We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with

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those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.
MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS
In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.
OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings	Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors	Oppose

Shareholder Proposal to Compensate Directors in Stock	Approve
SOCIAL ISSUES
We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.
ENVIRONMENTAL ISSUES

CERES Principles	Case by Case
The ‘CERES Principles’ is a ten-point code of corporate environmental conduct to be publicly endorsed by companies as an environmental mission statement or ethic.
We will take into account the company’s current environmental disclosure beyond legal requirements, the company’s environmental performance record and the costs of membership and implementation.

Environmental Policy Disclosure	For
We support shareholder requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Risk Assessment of Environmental Performance	Case by Case
We will take into account the feasibility of financially quantifying environmental factors; the company’s compliance with applicable legislation and/or environmental regulations; the cost of implementing improved standards and the current level of disclosure on environmental policies and initiatives.

Greenhouse Gas Emissions Disclosure	For
We support shareholder requests for reports on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s business.

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Greenhouse Gas Emissions Reduction	Against
We support shareholder proposals calling for a reduction in greenhouse gas emissions by specified amounts or within a restrictive timeframe unless the company has been subject of recent significant fines or litigation resulting from greenhouse gas emissions.
PROXY VOTING FOR THE STERLING MICROCAP VALUE FUND
Sterling manages the Sterling Microcap Value Fund LP, a private partnership in which Sterling is the sole investor. Bob Bridges acts as the portfolio manager of the Microcap Value Fund. The Microcap Value Fund invests in companies with market capitalizations in the range of the Russell Microcap Index using a quantitative model to identify potential investments.
The quantitative model utilized by the Microcap Value Fund generates large numbers of stocks to buy for the portfolio. Due to the large number of holdings (generally 300-400) and the relative small size of the assets in the Fund, Sterling considers proxy votes for portfolio companies to be of de minimus value. There is also considerable operational complexity involved in voting proxies for such a large number of holdings; Sterling believes the cost of voting these proxies far outweighs any benefit or value that could be derived from voting them. In light of these considerations, Sterling will not vote proxies for stocks held in the Microcap Value Fund.
PROXY VOTING FOR STERLING’S QUANTITATIVE PORTFOLIOS
Sterling manages its quantitative portfolios utilizing models that hold approximately 300-400 securities. Due the size of the assets, Sterling considers the proxy votes for the securities held in these portfolios to be of de minimus value. Given the cost in voting proxies for such a large number of holdings, Sterling believes the cost of voting these proxies outweighs any benefit or value that could be derived from voting. Therefore, Sterling does not vote proxies for securities held in the quantitative portfolios.
PROXY VOTING FOR NEW/TRANSFER-IN-KIND/WRAP ACCOUNTS
When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling will not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.
SECURITIES LENDING BY CLIENT
If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

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BB&T FUNDS
STERLING CAPITAL SMALL CAP VALUE FUND
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2009
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Sterling Shares Prospectus of the Sterling Capital Small Cap Value Fund which is dated February 1, 2009. This Statement of Additional Information (“SAI”) is incorporated by reference in its entirety into the Prospectus. The audited financial statements, including notes thereto, and the related report of the independent registered public accounting firm for the Sterling Capital Small Cap Value Fund contained in the Annual Report for the fiscal year ended September 30, 2008, are incorporated by reference into this SAI. Copies of this SAI, the Prospectus and the Annual Report may be obtained by writing Sterling Capital Small Cap Value Fund at P.O. Box 9652, Providence, RI 02940-9652 or by telephoning toll free (866) 450-3722.

     The Prospectus of the Fund and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus of the Fund and this SAI.

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STATEMENT OF ADDITIONAL INFORMATION
BB&T FUNDS
          BB&T Funds is an open-end management investment company. BB&T Funds consists of twenty-five series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-five separate investment portfolios (“Funds”). This SAI pertains to Sterling Capital Small Cap Value Fund (the “Small Cap Value Fund” or the “Fund”) only.
     The Fund may offer to the public four classes of Shares: Class A , Class B , Class C and Sterling Shares. Currently the Fund only offers Sterling Shares to the public. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Fund should be made without first reading the Prospectus.
     The Fund is an “open-end” management investment company and is a “diversified” company, as those terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.
     On December 18, 2006, the Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), merged with and into the Small Cap Value Fund pursuant to an Agreement and Plan of Reorganization.
INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
     The Prospectus discusses the investment objectives of the Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.
     Appendix A to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.
     EQUITY SECURITIES. The Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
     The Fund may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, the Fund’s Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.
     ZERO COUPON SECURITIES. The Fund may purchase zero coupon U.S. Government Securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the

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interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.
     Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
     Commercial paper purchasable by the Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” the Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.
     FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges. Such securities may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.
     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

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     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations. Special tax considerations apply to foreign securities.
     Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Adviser believes the benefits associated with such investments outweigh the risks.
     The Fund may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.
     The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.
     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.
     If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Securities subject to repurchase agreements will be held by BB&T Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.
     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Fund may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse

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repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with the Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. When the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will earmark and reserve on the custodian’s or the Fund’s records liquid assets in an amount sufficient at all times to cover the Fund’s obligations under the agreement, in accordance with procedures adopted by the Fund’s Board of Trustees.
     Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.
     U.S. GOVERNMENT SECURITIES. The Fund may invest in bills, notes and bonds issued or guaranteed by the U.S. Treasury and in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency’s securities; and still others which are supported only by the credit of the instrumentality. The Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.
     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.
     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.
     The Fund may also invest in “zero coupon” U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

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     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
          limited financial resources;
          infrequent or limited trading; and
          more abrupt or erratic price movements than larger company securities.
     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
     CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.
     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by BB&T Funds’ Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.
     Unless stated otherwise, the Fund will limit its investment in CMOs to 20% of the value of its total net assets.
     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. In addition, the Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield),

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including “TBA” (to be announced) purchase commitments. When the Fund agrees to purchase securities on a when-issued or forward commitment basis, it will earmark and reserve liquid assets in an amount sufficient at all times to cover the Fund’s current obligations, in accordance with procedures adopted by the Fund’s Board of Trustees.
     When the Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. The Fund expects that commitments by the Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.
     CALLS. The Fund may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.
     The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Fund’s Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.
     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.
     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund’s custodian. The Fund does not consider a security covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.
     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities.

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This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.
     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.
     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
     PUTS. The Fund may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.
     The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.
     The Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser’s opinion, present minimal credit risks.
     PUT AND CALL OPTIONS. The Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.
     The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund’s position in a futures contract or related option, the Fund will earmark and reserve liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include

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the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.
     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). The value of the Fund’s contracts may approach, but will not exceed, 100% of the Fund’s total net assets.
     Futures contracts obligate the Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.
     Successful use of futures by the Fund is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
     Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.
     CAPS, COLLARS AND FLOORS. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     EXCHANGE-TRADED FUNDS. The Fund may invest in index-based exchange-traded funds, such as iShares® Trust and iShares ®, Inc. (“iShares®*”).
     iShares® is a registered investment company unaffiliated with the Fund that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares® offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.
     Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Fund may invest in iShares® in excess of the statutory limit in reliance on an exemptive order, provided that certain conditions are met.
     *iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in an iShares® fund.
     INVESTMENT COMPANIES. The Fund may, to the extent permitted by the 1940 Act, invest in the securities of money market mutual funds. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund’s investment strategy. See also “Exchange-Traded Funds”.
     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The

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interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Fund, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Fund believes that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid.) The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) securities, as determined by the Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.
     The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission (“SEC”) staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (“Rule 144A”). Rule 144A is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale thereunder. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.
     SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Funds’ Board of Trustees. The Funds will employ one or more securities lending agents to initiate and effect securities lending transactions for the Funds. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Additionally, cash collateral received will be invested on behalf of the Fund in U.S. government securities, shares of an investment trust or an investment company (including unregistered funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and/or other types of investments, as permitted by the applicable Fund’s Prospectus or SAI and the investment guidelines included in the Securities Lending Agreement. While a Fund will not have the right to vote securities on loan, the Fund intends to terminate the loan and retain the right to vote if that is considered important with respect to the investment. The Fund will restrict its securities lending to 33 1/3% of its total assets, plus the assets received by the Fund as collateral for securities loaned.
INVESTMENT RESTRICTIONS
     Except as provided otherwise, the following investment restrictions may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION - Miscellaneous” in this SAI).
     The Fund:
     1. May not purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

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     2. May not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.
     3. May borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations. The 1940 Act limits the Fund’s ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
     4. May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     5. May purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.
     6. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time. Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. Treasury bills, notes or other obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund.
     The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of BB&T Funds:
     1. If any percentage restriction described herein is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.
     2. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
     3. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.
     4. The Fund may not invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A.
     For purposes of the concentration policies described above, the Fund does not consider exchange-traded funds to constitute an “industry.” Rather, the Fund will “look-through” investments in exchange-traded funds to the underlying securities held by such exchange-traded funds when determining fund exposure to a particular industry.
     The 1940 Act also limits the amount that the Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. Pursuant to exemptive relief granted by the SEC to iShares® as well as procedures approved by the Board, the Fund may invest in iShares® ETFs in excess of the 5% and 10% limits described in this paragraph, provided that the Fund complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund’s respective investment strategy. See also “Exchange-Traded Funds.”

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TEMPORARY AND DEFENSIVE INVESTMENTS
     The Fund may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund’s other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by Standard & Poor’s (“S&P”) or the “Prime” major rating category by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.
PORTFOLIO TURNOVER
     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.
     For the fiscal year ended September 30, 2008 and the period November 1, 2006 to September 30, 2007*, the portfolio turnover rates for the Fund were [   ]% and 82% (not annualized), respectively.
     High turnover rates will generally result in higher transaction costs to the Fund and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to the Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for the Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See “Additional Tax Information.”
VALUATION
     Except as noted below, investments of the Fund in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST, or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
     With regard to the Fund, securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser are valued at fair value under procedures approved by the Funds’ Board of Trustees. Such may include yield equivalent or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly.
     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of

*	Effective September 30, 2007, the Fund changed its fiscal year end from October 31 to September 30.

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affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.
     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     The Sterling Shares of the Fund are offered on a continuous basis by BB&T AM Distributors, Inc. Sterling Shares may be purchased through banks, brokers, and other financial intermediaries as well as through accounts at Branch Banking and Trust Company, BB&T Corporation, their affiliates (collectively, “BB&T”), or BB&T’s affiliated or correspondent banks. Customers purchasing Shares of BB&T Funds may include officers, directors, or employees of BB&T or BB&T’s affiliated or correspondent banks.
AUTO INVEST PLAN
     BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Sterling Shares through automatic deduction from their bank accounts. With Shareholder authorization, BB&T Funds’ transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder’s bank account and will automatically invest that amount in Sterling Shares at the public offering price on the date of such deduction.
     For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652. The Auto Invest Plan may be amended or terminated without notice at any time by the Fund.
MATTERS AFFECTING REDEMPTION
     REDEMPTION BY MAIL. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an Individual Retirement Account (“IRA”). Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “1934 Act”) if (a) a redemption check is to be payable to anyone other than the owner(s) of record or (b) a redemption check is to be mailed to the owner(s) at an address other than the address of record or (c) the owner(‘s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Fund reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.
     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account.

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For telephone redemptions, call BB&T Funds at (866) 450-3722. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds’ transfer agent, BB&T or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including redemptions) effected in accordance with BB&T Funds’ telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to BB&T Funds.
     BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the Securities and Exchange Commission (“SEC”), (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.
     BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds’ responsibilities under the 1940 Act.
     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Sterling Shares of the Fund. With Shareholder authorization, BB&T Funds’ transfer agent will automatically redeem Sterling Shares at the NAV of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder.
     To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Fund’s transfer agent. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Fund.
     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the NAV per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Fund’s transfer agent of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the transfer agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.
ADDITIONAL TAX INFORMATION
     The following discussion of the U.S. federal income tax consequences of investing in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
     TAXATION OF THE FUND. The Fund will be treated as a separate entity for federal income tax purposes. It is the policy of the Fund to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). RICs are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all of its ordinary income and net realized capital gains.

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     In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities, loans and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below; (b) distribute each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).
     In general, for purposes of the 90% gross income requirement described in (a) of the paragraph immediately above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversifications requirement described in (c) above, in the case of the Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
     If for any taxable year the Fund does not qualify for the special federal tax treatment afforded RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits will be taxed as dividend income, even if the distributions are attributable to long-term capital gains or exempt interest income earned by the Fund. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or to be treated as qualified dividend income to non-corporate shareholders. Furthermore, in order to re-qualify for taxation as a RIC that is accorded special treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.
     As mentioned above, if the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for its taxable year ending with the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net realized capital gain. The Fund may, however, opt to retain for investment its net realized capital gain. If the Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net realized capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     Treasury regulations permit a RIC, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
     DISTRIBUTIONS. For federal income tax purposes, distributions from the Fund of investment income (other than qualified dividend income, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her Shares. Distributions of the Fund’s net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions from capital gains are generally made after applying any capital loss carryovers.
     Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund Shares. Dividends and distributions on a Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.
     If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable dispositions by the shareholder of those Shares.
     For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company” (defined below).
     To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain, and will not be eligible for the dividends-received deduction for corporate shareholders.

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     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the dividend has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period surrounding the ex-dividend date (less than 91 days in the 181-day period surrounding the ex-dividend date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (ii) by application of the Code.
     Dividends are generally taxable in the taxable year received. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.
     DISCOUNT SECURITIES. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is taxable and is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund with respect to such debt obligations.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income by the Fund with respect to such debt obligations.
     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, including securities the Fund would otherwise have continued to hold, if necessary. The Fund may realize gains or losses from such dispositions. In the event the Fund realizes net capital gains from such dispositions, its shareholders may receive a larger capital gain distribution than they would in the absence of such dispositions.
     CERTAIN INVESTMENTS IN REITS. The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the

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corporate dividends-received deduction and generally will not constitute qualified dividend income.
     Some of the REITs in which the Fund invests may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”) or may themselves constitute TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.
     SELLING SHARES. The disposition of Shares of the Fund (whether by redemption, sale or exchange) may give rise to a gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the Fund Shares and the amount received. In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund Shares will be treated as short-term capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term capital gains and (ii) for taxable years beginning before January 1, 2011, 15% for long-term capital gains, with lower rates applicable to taxpayers in the 10% and 15% tax brackets.
     Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received (or deemed received) by a shareholder with respect to the Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that a shareholder replaces the disposed-of Fund Shares with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.
     CERTAIN FINANCIAL INSTRUMENTS AND HEDGING TRANSACTIONS. The Fund’s transactions in futures contracts, options, forward contracts, straddles and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale,” and “short sale” rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the amount, timing, and character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders.
     Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

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     FOREIGN TAXES. Income received by the Fund from sources within foreign countries may be subject to income, withholding or other taxes imposed by such foreign countries that would reduce the yield on the Fund’s securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. If, however, more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund will be eligible to make an election to enable shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
     If the Fund does not make or is not eligible to make the election described above (and, given its current strategy with respect to the amount of its assets that will be invested in foreign securities, the Fund does not expect to be eligible to make such election), the Fund’s net income will generally be reduced by foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.
     FOREIGN CURRENCY-DENOMINATED SECURITIES AND PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Equity investments by the Fund in certain foreign companies classified for U.S. tax purposes as “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may in certain circumstances elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which event the Fund will be required to include in income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
     A PFIC is any foreign corporation if (i) 75% or more of the corporation’s income of which for the taxable year is passive income, or (ii) 50% or more of the average percentage of the corporation’s assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.
     BACKUP WITHHOLDING. Each Fund generally is required to withhold and remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of Share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, the shareholder must file with the

21

IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as investments through such plans and the precise effect of investments in their particular tax situations.
     ADDITIONAL INFORMATION CONCERNING TAX-EXEMPT SHAREHOLDERS. Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
     ADDITIONAL TAX INFORMATION CONCERNING NON-US SHAREHOLDERS. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund generally will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is paid to a non-U.S. shareholder that is a controlled foreign corporation and is attributable to interest paid by a person related to the shareholder) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Absent legislation extending these exemptions for

22

taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemption for tax years beginning on or after January 1, 2010.
     In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.
     A beneficial holder of Shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.
     In order for a foreign investor to qualify for an exemption from backup withholding (discussed above) and/or for lower withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
     If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
     A beneficial holder of Shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
     GENERAL. Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussions in the Prospectus and this SAI are based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.
MANAGEMENT OF THE FUND
TRUSTEES AND OFFICERS
The Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.
The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC 27601.

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INDEPENDENT TRUSTEES

(1)	(2)	(3)	(4)	(5)	(6)
				NUMBER OF
				PORTFOLIOS
		TERM OF		IN FUND
	POSITION(S)	OFFICE AND		COMPLEX	OTHER
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	DIRECTORSHIPS
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE*	HELD BY TRUSTEE
Thomas W. Lambeth	Trustee	Indefinite,	From January 2001 to present,	30	None
Birthdate: 01/35	Chairman of the Board of Trustees	8/92 — Present	Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.

Drew T. Kagan	Trustee	Indefinite,	From December 2003 to present,	30	None
Birthdate: 02/48		8/00 — Present	President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.

Laura C. Bingham	Trustee	Indefinite,	From July 1998 to present,	30	None
Birthdate: 11/56		2/01 — Present	President of Peace College.

Douglas R. Van Scoy	Trustee	Indefinite	Retired; from November 1974 to	30	None
Birthdate: 11/43		5/04 — present	July 2001, employee of Smith Barney (investment banking), most recently as the Director of Private Client Group and Senior Executive Vice President

James L. Roberts	Trustee	Indefinite	Retired; from November 2006 to	30	None
Birthdate: 11/42		11/04 — present	present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.

INTERESTED TRUSTEES

Keith F. Karlawish** Birthdate: 08/64	Trustee	Indefinite, 6/06 - Present	From May 2002 to [present], President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management	30	N/A

[Lee Youngblood***	Trustee	Indefinite,	[ ]	30	N/A]
		1/09

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

**	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation.

***	[Mr. Youngblood is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Youngblood is an “interested person” because [ ].]
     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.), BB&T Asset Management or BB&T, receives any compensation from BB&T Funds for acting as a Trustee.
     BB&T Asset Management’s Chief Compliance Officer (“CCO”), Mr. Ward, also serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Fund’s Board and paid by BB&T AM. However, the Fund reimburses BB&T Asset Management for its allocable portion of the CCO’s salary. As a result, the CCO fee paid by the Fund is only part of the total

24

compensation received by the Mr. Ward.
OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)
NUMBER OF
PORTFOLIOS
		TERM OF		IN FUND	OTHER
	POSITION(S)	OFFICE AND		COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION	OVERSEEN	HELD BY
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE	TRUSTEE
E.G. Purcell, III	President	Indefinite,	[From 1995 to present, Senior Vice	N/A	N/A
Birthdate: 01/55	and Secretary	11/00-Present	President, BB&T Asset Management, Inc. and its predecessors]

Todd M. Miller	Vice President	Indefinite,	From June 2005 to present, Mutual	N/A	N/A
Birthdate: 9/71		8/05-Present	Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward	Chief	Indefinite,	From July 2004 to present, Chief	N/A	N/A
Birthdate: 11/69	Compliance and Anti-Money Laundering Officer	12/06-Present	Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Wachovia Bank, N.A.; from November 1999 to January 2002, Compliance Manager — Mutual Fund Compliance, Banc of America Capital Management, LLC

Andrew J. McNally	Treasurer	Indefinite,	From December 2000 to present,	N/A	N/A
Birthdate: 12/70		12/06-Present	Vice President and Senior Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

Avery Maher Birthdate: 02/45	Secretary	4/07-Present	President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC
For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS
Keith F. Karlawish	BB&T Asset Management, Inc., [President]
E.G. Purcell, III	BB&T Asset Management, Inc., [Senior Vice President]
Todd M. Miller	BB&T Asset Management, Inc., Mutual Funds Administrator
Clinton L. Ward	BB&T Asset Management, Inc., Chief Compliance Officer and Secretary
Andrew J. McNally	PNC Global Investment Servicing, Vice President and Senior Director, Fund Accounting and Administration Department
Avery Maher	PNC Global Investment Servicing, Vice President and Counsel, Regulatory Administration Department
[Lee Youngblood	]
The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BB&T Asset Management, Inc. receives fees from BB&T Funds for acting as Administrator and PNC Global Investment Servicing receives

25

fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. In addition, PNC Global Investment Servicing receives fees from the Administrator for acting as Sub-Administrator.
COMMITTEES OF THE BOARD OF TRUSTEES
AUDIT COMMITTEE
The purposes of the Audit Committee are to oversee the Trust’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Fund and the scope of the audit; and to act as a liaison between the Trust’s independent public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the committee. For the fiscal year ended September 30, 2008, there were three meetings of the Audit Committee.
NOMINATIONS COMMITTEE
The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, and Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended September 30, 2008, there were no meetings of the Nominations Committee.
SECURITIES OWNERSHIP
For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2008:

AGGREGATE DOLLAR RANGE OF EQUITY
SECURITIES IN ALL REGISTERED
INVESTMENT COMPANIES OVERSEEN BY
	DOLLAR RANGE OF EQUITY	TRUSTEE IN THE FAMILY OF INVESTMENT
NAME OF TRUSTEE	SECURITIES IN THE FUND	COMPANIES
Thomas W. Lambeth	[None]	[$10,001-$50,000]
Drew T. Kagan	[None]	[>$100,000]
Laura C. Bingham	[None]	[$10,001-$50,000]
James L. Roberts	[None]	[>$100,000]
Douglas Van Scoy	[None]	[>$100,000]
Keith F. Karlawish	[None]	[>$100,000]
[Lee Youngblood		]
As of January 2, 2009, the Officers and Trustees owned [less than 1%] of any class of the Fund.
TRUSTEE COMPENSATION

				TOTAL COMPENSATION
	AGGREGATE	PENSION OR RETIREMENT	ESTIMATED ANNUAL	FROM FUNDS AND FUND
NAME OF PERSON,	COMPENSATION FROM	BENEFITS ACCRUED AS PART	BENEFITS UPON	COMPLEX** PAID TO
POSITION	THE FUND*	OF FUND EXPENSES	RETIREMENT	TRUSTEES*
Thomas W. Lambeth	$306	None	None	$61,100
Drew T. Kagan	$320	None	None	$63,100
Laura C. Bingham	$263	None	None	$53,100
Douglas R. Van Scoy	$263	None	None	$53,100
James L. Roberts	$263	None	None	$53,100
Keith F. Karlawish	None	None	None	None
[Lee Youngblood				]

*	For the fiscal year ended September 30, 2008.

26

**	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.
CODE OF ETHICS
     BB&T Funds, Sterling Capital Management LLC., and BB&T AM Distributors, Inc. have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act. These Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.
INVESTMENT ADVISER
     Investment advisory and management services are provided to the Fund by Sterling Capital Management LLC (the “Adviser” or “Sterling Capital”) pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of July 1, 2006, as amended and restated August 28, 2007. The Adviser is a North Carolina limited liability company located at 4064 Colony Road, Suite 300, Charlotte, NC 28211. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. The Adviser provides investment management services to a diversified group of clients including public investment pools, corporate, endowment, foundation and health care clients. Its investment products include small and large capitalization value equity, fixed income, and cash management. As of December 31, 2008, the Adviser had approximately $[ ] billion under management and 45 employees, including 24 investment professionals.
     The Adviser is a successor to Sterling Capital Management Company (“UAM Sterling”), a wholly-owned subsidiary of United Asset Management, Inc. (“UAM”). Old Mutual, plc acquired UAM on September 26, 2000. Mark Whalen, Dave Ralston, Ed Brea, Alex McAlister and Brian Walton, key employees of UAM Sterling, organized the Adviser to purchase and continue the investment advisory business of UAM Sterling. UAM Sterling was formed in 1970 and became a subsidiary of UAM in 1984. It served as investment adviser to the Predecessor Fund from its inception until the sale of UAM Sterling to the Adviser. On April 1, 2005, BB&T Corporation acquired a 70% ownership interest in the Adviser. The Adviser now operates as an independently managed subsidiary of BB&T Corporation.
     Under the Advisory Agreement between BB&T Funds and Sterling Capital, the fee payable to Sterling Capital by the Fund, for investment advisory services is ninety one-hundredths of one percent (0.90%) of the Fund’s average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and Sterling Capital. A fee agreed to in writing from time to time by BB&T Funds and Sterling Capital may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase the net income of the fund during the period when such lower fee is in effect. The Adviser has contractually agreed to limit the management fees paid by the Fund to [0.80]% for the period from [February 1, 2009 through January 31, 2010].
     The Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Sterling Capital in the performance of its duties, or from reckless disregard by Sterling Capital of its duties and obligations thereunder.
     Unless sooner terminated, the Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION — Miscellaneous”). The Advisory Agreement is terminable at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or by Sterling Capital. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     For the fiscal year ended September 20, 2008, the Adviser received the following investment advisory fees from the Fund (“Paid” indicates gross advisory fees and “Waived” are fees waived from gross advisory fees and/or reimbursed directly to the Fund). For the eleven month fiscal period ended September 30, 2007, the Adviser received the following investment advisory fees from the Predecessor Fund during the period November 1, 2006 to December 18, 2006 and the Fund during the period December 18, 2006 to September 30, 2007. For the fiscal year ended October 31, 2006, the Adviser received the following investment advisory fees from the Predecessor Fund:

27

SEPTEMBER 30, 2008		SEPTEMBER 30, 2007*		OCTOBER 31, 2006
PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
$272,591	$40,705	$496,203	$125,722	$754,603	$287,980

*	Effective September 30, 2007, the Fund’s fiscal year end changed from October 31 to September 30.
     The Fund bears all cost of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses.
     Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.
PORTFOLIO MANAGERS
     The portfolio manager identified under “Investment Management” in the Prospectus is responsible for the day-to-day management of the Fund. The portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he serves as portfolio manager. Information regarding these accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT
TYPE
AS OF SEPTEMBER 30, 2008

	OTHER REGISTERED	OTHER POOLED
	INVESTMENT	INVESTMENT
PORTFOLIO MANAGER	COMPANIES	VEHICLES	OTHER ACCOUNTS

Eduardo Brea	Number: [ ]	Number: [ ]	Number: [ ]

	Assets: [ ]	Assets: [ ]	Assets: $[ ] Million

     As of September 30, 2008, the following portfolio manager managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.
PERFORMANCE BASED ADVISORY FEES
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT
TYPE
AS OF SEPTEMBER 30, 2008

	OTHER REGISTERED	OTHER POOLED
	INVESTMENT	INVESTMENT
PORTFOLIO MANAGER	COMPANIES	VEHICLES	OTHER ACCOUNTS

Eduardo Brea	Number: [ ]	Number: [ ]	Number: [ ]

	Assets: [ ]	Assets: [ ]	Assets: $[ ] Million

Conflicts of Interest

28

     From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for the Fund and not for a Managed Account.
     Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.
     Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.
Portfolio Manager Compensation
The Adviser has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. The portfolio manager receives a base salary plus variable bonus compensation. The bonus is based primarily on the individual’s performance contribution to the portfolio and on the group’s overall pre-tax performance versus a universe of managers.
Securities Ownership
     The following table discloses the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of September 30, 2008:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eduardo Brea	[$100,001-500,000]
PROXY VOTING POLICIES AND PROCEDURES
     The Board of Trustees has delegated the authority to vote proxies on behalf of the Fund to Sterling Capital. Proxy voting policies and procedures for Sterling Capital are attached as Appendix B.
     You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our website at www.sterling-capital.com or by contacting us in writing at Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652.
PORTFOLIO TRANSACTIONS
     Pursuant to the Advisory Agreement, the Adviser determines, subject to the direction and general supervision of the Board of Trustees of BB&T Funds and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund’s portfolio transactions. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally

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principal transactions with dealers. With respect to the over-the-counter market, BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Sterling Capital generally seeks competitive spreads or commissions, BB&T Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.
     For the fiscal year ended September 30, 2008, the Fund paid the following aggregate brokerage commissions. For the eleven month fiscal period ended September 30, 2007, the Predecessor Fund paid the following aggregate brokerage commissions during the period November 1, 2006 to December 18, 2006 and the Fund during the period December 18, 2006 to September 30, 2007. For the fiscal year ended October 31, 2006, the Predecessor Fund paid the following aggregate brokerage commissions.

	FISCAL PERIOD ENDED			FISCAL PERIOD ENDED
	SEPTEMBER 30, 2008			SEPTEMBER 30, 2007*
	AGGREGATE	AGGREGATE	AGGREGATE	AGGREGATE		DIRECTED
	BROKERAGE	BROKERAGE	BROKERAGE	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	COMMISSION	COMMISSION	COMMISSION	TRANSACTIONS	COMMISSION
Small Cap Value Fund	$ [ ]	$ [ ]	$ [ ]	$158,295	$138,010,706	$82,063

FISCAL YEAR ENDED
OCTOBER 31, 2006
AGGREGATE	AGGREGATE	AGGREGATE
BROKERAGE	BROKERAGE	BROKERAGE
COMMISSION	COMMISSION	COMMISSION
$180,671	$180,671	$180,671

*	Effective September 30, 2007, the Fund’s fiscal year end changed from October 31 to September 30.
     For the fiscal year ended September 30, 2008, the Fund paid the following aggregate broker commissions on portfolio transactions effected by affiliated brokers. For the eleven month fiscal period ended September 30, 2007, the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers during the period November 1, 2006 to December 18, 2006 and the Fund during the period December 18, 2006 to September 30, 2007. For the fiscal year ended October 31, 2006, the Predecessor Fund paid the following aggregate brokerage commissions.

AGGREGATE DOLLAR AMOUNT OF						PERCENTAGE OF TOTAL AGGREGATE	PERCENTAGE OF TOTAL BROKERAGE
BROKERAGE COMMISSIONS PAID TO						COMMISSIONS PAID TO AFFILIATED	TRANSACTIONS EFFECTED THROUGH
AFFILIATED BROKERS						BROKERS	AFFILIATED BROKERS
2008		2007		2006		2008	2008
$	[ ]	$	[ ]	$	[ ]	[ ] %	[ ] %
     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. Such information may be useful to the Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to BB&T Funds.
     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the

30

services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
     In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
     To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions on behalf of the Fund through affiliates. As required by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.
     Investment decisions for the Fund are made independently from those for the other BB&T Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as BB&T Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fund of BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other BB&T Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for BB&T Funds, the Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.
SECURITIES OF “REGULAR BROKER-DEALERS.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of the fiscal year ended September 30, 2008, the Fund do not hold any securities of its “regular brokers and dealers.”
GLASS-STEAGALL ACT
     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the “Board”) issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the “Holding Company Act”) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.
     Sterling Capital believes that it possesses the legal authority to perform the services for the Fund contemplated by the Advisory Agreement and described in the Prospectus and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Sterling Capital’s subsidiaries from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by Sterling Capital’s subsidiaries, the Board of Trustees of BB&T Funds would review BB&T Funds’ relationship with Sterling Capital and consider taking all action necessary in the circumstances.

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     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Sterling Capital or its affiliated and correspondent banks (the “Banks”) in connection with Customer’s purchases of Shares of the Fund, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in BB&T Funds’ method of operations would affect its net asset value per Share or result in financial losses to any Customer.
ADMINISTRATOR
     BB&T Asset Management, serves as the Administrator (the “Administrator”) to the Fund pursuant to an Administration Agreement effective April 23, 2007. The Administrator assists in supervising all operations of the Fund (other than those performed by Sterling Capital under the Advisory Agreement and U.S. Bank National Association under its custodial services agreement with BB&T Funds, and those performed by PNC Global Investment Servicing under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds).
     Under the Administration Agreement, the Administrator has agreed to maintain office facilities for BB&T Funds, to maintain BB&T Funds’ financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of BB&T Funds’ operations (other than those performed by Sterling Capital under the Advisory Agreement and U.S. Bank National Association under its custodial services agreements with BB&T Funds, and those performed by PNC Global Investment Servicing under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
     Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund’s operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.
     For performing these services, the Administrator receives a fee that is calculated based upon average net assets of the BB&T Funds and the BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.110% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.06% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.04% applicable to net assets in excess of $6 billion.
     Alternatively, the Fund may pay a fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of such Fund during the period when such lower fee is in effect.
     For the fiscal year ended September 30, 2008 and for the period December 18, 2006 to September 30, 2007 the Administrator received $26,869 and $30,220, respectively, from the Fund. For the period November 1, 2006 to December 18, 2006 and the fiscal year ended October 31, 2006, the administrator for the Predecessor Fund, SEI Investments Global Funds Services, received $15,411 and $125,000, respectively, from the Fund for its services.
     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until April 30, 2010 (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Term”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) upon the provision of sixty (60) days written notice by the party alleging cause.
     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law which cannot be waived or modified by the Administration Agreement.

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SUB-ADMINISTRATOR
     PNC Global Investment Servicing (the “Sub-Administrator”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated December 18, 2006 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Fund, for which it receives a fee, paid by the Administrator, that is calculated based upon the average net assets of the BB&T Funds and BB&T Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.045% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0275% applicable to the next $1 billion of average net assets, at the annual rate of 0.02% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
     For the fiscal year ended September 30, 2008 and the period December 18, 2006 to September 30, 2007 PNC Global Investment Servicing received $11,032 and $19,109, respectively, from the Fund. There was no sub-administrator for the Predecessor Fund.
DISTRIBUTOR
     BB&T AM Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406, serves as principal underwriter to the Fund pursuant to an Underwriting Agreement effective for the Fund as of February 1, 2008 (the “Underwriting Agreement”). BB&T AM Distributors, Inc. is a wholly-owned subsidiary of PFPC Distributors, Inc. The Adviser may compensate the Distributor for services provided to the Fund under the Underwriting Agreement if such services are either (i) not authorized under a plan of distribution under Rule 12b-1 under the 1940 Act (“12b-1 Plan”) or (ii) represent amounts incurred in excess of the fee payable under such a 12b-1 Plan.
     The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds’ Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund subject to such Underwriting Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
     Prior to February 1, 2008, PFPC Distributors Inc. served as principal underwriter to the Fund.
     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks’ opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in the Fund’s method of operations would affect its NAV per share or result in financial loss to any customer.
EXPENSES
     The Adviser bears all expenses in connection with the performance of its services as Adviser, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund’s existence, costs and expenses of Shareholders’ and Trustees’ reports and meetings, and any extraordinary expenses incurred in its operation.
SECURITIES LENDING AGENT
     The Fund has retained Mellon Bank, NA as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds.

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CUSTODIAN
     U.S. Bank National Association, located at 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Fund.
TRANSFER AGENT AND FUND ACCOUNTING SERVICES
     PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Fund pursuant to a Transfer Agency and Blue Sky Services Agreement with BB&T Funds. PNC Global Investment Servicing receives a fee based on the type of services provided to the Fund as agreed upon by the Trust and PNC Global Investment Servicing.
     PNC Global Investment Servicing also provides fund accounting services to the Fund pursuant to a Fund Accounting Agreement with BB&T Funds. For its services, PNC Global Investment Servicing receives a fee from the Fund at the annual rate of 0.01% of such Fund’s average daily net assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [     ] has been selected as the independent registered public accounting firm. [     ]’s address is [     ].
LEGAL COUNSEL
     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds and its Independent Trustees.
ADDITIONAL INFORMATION
ORGANIZATION AND DESCRIPTION OF SHARES
     BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of BB&T Funds’ Amended and Restated Agreement and Declaration of Trust dated June 2, 2007, (the “Declaration of Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Large Cap Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Fund, International Equity Fund, Special Opportunities Equity Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, National Tax-Free Money Market Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Equity Index Fund and Sterling Capital Small Cap Value Fund, respectively. The Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.
     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, BB&T Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
     Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees

34

then in office will call a Shareholders’ meeting for the election of Trustees. The Trustees shall continue to hold office and may appoint their successors.
     As used in this SAI, a “vote of a majority of the outstanding Shares” of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of BB&T Funds or such Fund.
SHAREHOLDER AND TRUSTEE LIABILITY
     Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds’ Declaration of Trust disclaims Shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.
     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds’ business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.
DISCLOSURE OF PORTFOLIO HOLDINGS
     BB&T Funds has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Fund may make public on the Fund’s Website a complete schedule of its holdings. Such information would be current as of the end of the most recent calendar quarter and would be available on the Fund’s Website until updated for the next applicable period.
In addition, portfolio holdings information may be made available to third parties in the following circumstances:
— After it has been made public on the Fund’s Website or through a filing with the SEC;
— In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or
— When (i) the Fund has a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Fund and its shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Fund’s Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Fund’s Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.
Disclosure to the Fund’s Service Providers
The Fund may provide information to its service providers regarding the Fund’s portfolio holdings that have not been disclosed on the Fund’s Website or included in a filing with the SEC where relevant to duties to be performed for the Fund. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Fund’s service providers are prohibited, by explicit agreement or by virtue of their duties to the Fund, from disclosing to other third parties material non-public information about the Fund’s portfolio holdings, trading

*	In determining whether disclosure is in the best interests of the Fund and its shareholders, the Fund’s Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, or its principal underwriter, on the other.

35

strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.
The frequency with which information regarding the Fund’s portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefore.
     Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall portfolio holdings information be disclosed for compensation.
MISCELLANEOUS
     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.
     The organizational expenses of the Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, BB&T Funds adopted Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-Up Activities.” Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this SAI bear such expenses only as they are amortized against a Fund’s investment income.
     BB&T Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of BB&T Funds.
     The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of the Fund’s outstanding shares as of [January 10, 2009].

PERCENT OF THE CLASS TOTAL
ASSETS HELD BY THE
STERLING CAPITAL SMALL CAP VALUE FUND SHAREHOLDER	SHAREHOLDER

FINANCIAL STATEMENTS
Audited Financial Statements as of September 30, 2008 for the Fund are incorporated by reference to the Fund’s Annual Report to Shareholders, dated as of September 30, 2008, which has been previously sent to Shareholders of the Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Fund’s Annual Report and Semi-Annual Report may be obtained without charge by contacting Sterling Capital Small Cap Value Fund at P.O. Box 9652, Providence, RI 02940-9652 or by telephoning toll-free at (866) 450-3722.

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APPENDIX A
The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”), Dominion Bond Ratings Services (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.
LONG — TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)
Description of the six highest long-term obligation ratings by Moody’s (Moody’s applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security’s ranking within the category. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.):

Aaa	Bonds which are rated “Aaa” are judged to be of the highest quality with minimal credit risk.

Aa	Bonds which are rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds which are rated “A” are considered upper-medium-grade obligations and are subject to very low credit risk.

Baa	Bonds which are rated “Baa” are subject to moderate credit risk. They are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured) and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.
Description of the six highest long-term issue credit ratings by S&P (S&P may apply a plus (+) or minus (-) sign to a particular rating classification to show relative standing within that classification.):

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
Description of the six highest international long-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category.):

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AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
Description of the six highest long-term debt rating categories by DBRS (“High” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. “High” and “low” grades are not used for the AAA category.):

AAA	Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standards that DBRS has set for this category, few entities are able to achieve an “AAA” rating.

AA	Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definitions which DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A	Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

BBB	Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB	Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification,

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and competitive strength are additional negative considerations.

B	Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
Description of the six highest long-term debt ratings by JCR (A plus (+) or minus (-) sign may be added to certain rating symbols (including “AA” and “A”) to indicate relative standing within each of those rating categories.):

AAA	The highest level of capacity of the obligor to honor its financial commitment on the obligation.

AA	A very high level of capacity to honor the financial commitment on the obligation.

A	A high level of capacity to honor the financial commitment on the obligation.

BBB	An adequate level of capacity to honor the financial commitment on the obligation. However, this capacity is more likely to diminish in the future than in the cases of the higher rating categories.

BB	Although the level of capacity to honor the financial commitment on the obligation is not considered problematic at present, this capacity may not persist in the future.

B	A low level of capacity to honor the financial commitment on the obligation, having cause for concern.
Description of the six highest long-term debt ratings by Best’s (Certain ratings (including “aa” and “a”) may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Issuer Credit Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to Best’s interactive rating process ):

aaa	Exceptional. Assigned to issues, where the issuer has, in Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Very Strong. Assigned to issues, where the issuer has, in Best’s opinion, a very strong ability to meet the terms of obligation.

a	Strong. Assigned to issues, where the issuer has, in Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b	Very speculative. Assigned to issues, where the issuer has, in Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
Description of the six highest long-term debt ratings by R&I (Plus (+) and minus (-) signs may be added to ratings symbols within a range from AA to CCC (which is not shown below) to indicate their relative standing within each category):

AAA	The highest credit quality. It is also accompanied by many other excellent factors.

AA	The credit quality is very high. It is also accompanied by excellent factors.

A	The credit quality is high. It is also accompanied by some excellent factors.

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BBB	The credit quality is satisfactory, but there are factors that may be vulnerable to environmental changes.

BB	No urgent problem in the credit quality, but there are factors that are vulnerable to environmental changes and require full attention.

B	The credit quality has some problems, and there are factors that require a constant attention.
SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)
Moody’s description of its short-term debt ratings:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay of short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P’s description of its six highest short-term issue credit ratings:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “’B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
Description of the six highest international short-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1”.):

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
DBRS’ description of its six highest short-term debt ratings:

R-1	(high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1	(middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition which DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1	(low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2	(high) Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2	(middle) Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2	(low) Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.
JCR’s description of its short-term debt ratings:

J-1	The highest level of capacity of the obligor to honor its short-term financial commitment on the obligation. Within this rating category, obligations for which the capacity is particularly high are indicated by the symbol “J-1+.”

J-2	The high level of capacity to honor the short-term financial commitment on the obligation, but slightly less than for category “J-1.”

J-3	An adequate level of capacity of the obligor to honor the short-term financial commitment on the obligation, but susceptible to

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adverse changes in circumstances.

NJ	The capacity of the obligor to honor the short-term financial commitment on the obligation is less than for the upper-ranking categories.

D	In default.

Best’s	description of its six highest short-term debt ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s Rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

AMB-1+	Strongest. Assigned to issuers, where the issuer has, in Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Outstanding. Assigned to issuers, where the issuer has, in Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Satisfactory. Assigned to issuers, where the issuer has, in Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In Default. In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.
R&I’s description of its short-term debt ratings (The plus sign (+) may be added to ratings in the “a-1” rating to indicate an especially high degree of certainty regarding the repayment of short-term financial obligations):

a-1	A superior degree of certainty regarding the repayment of short-term financial obligation.

a-2	A strong degree of certainty regarding the repayment of short-term financial obligation, but there are some vulnerable factors compared to the rating of the upper grade.

a-3	An adequate degree of certainty regarding the repayment of short-term financial obligation, but there are factors that are vulnerable to environmental changes.

b	The degree of certainty regarding the repayment of short-term financial obligation is not equal to “a-rated” obligations, and there are concerning factors over the repayment.

c	The lowest rating. The repayment of short-term financial obligation is in default, or the possibility of default is extremely high.
SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody’s description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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APPENDIX B

STERLING CAPITAL MANAGEMENT	Section XI (A)
COMPLIANCE MANUAL	Rev. 02-2007; 11-2007;
02/2008
Page 1 of 13
PROXY VOTING BY INVESTMENT ADVISERS, Rule 206(4)-6
SUMMARY OF REQUIREMENTS
On January 31, 2003, the U.S. Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser’s fiduciary obligation to its clients when the advisor has authority to vote their proxies.
Proxy Voting Policies and Procedures
Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:
•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients.

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and

•	Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere) and, upon request, furnish a copy of the policies and procedures to the requesting client.
Recordkeeping — Rule 206(4)-6 and Rule 204-2 (The following documents must be maintained.)
•	The proxy voting policies and procedures.

•	Copies of proxy statements the adviser received for client securities. An adviser also can rely on the SEC’s EDGAR system to obtain a copy of the proxy.

•	A record of each vote the adviser cast on behalf of a client.

•	A copy of any document the adviser created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for that information on behalf of the requesting client.

•	Proxy voting books and records should be maintained in an easily accessible place for a period of five years, the first two years in an appropriate office of the adviser.
Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th.
The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm.
I. PROXY VOTING PROCEDURES
A. New Account Information

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Louisa Jones coordinates “new client” setup and communicates client instructions with the OPS/Proxy Administrator. She delegates and oversees the delivery of the ADV Part II which describes Sterling’s proxy policies and procedures, and how to obtain information on how Sterling voted the clients’ proxies, as well as an offer to clients to provide the proxy policies and procedures upon written request.
B. Instructions to Bank/Broker Custodians
Ken Wilson is responsible for setting up ProxyEdge for the wrap accounts and the OPS/Portfolio Administrator is responsible for the non-wrap portfolios. The custodian bank/broker is notified that all proxy voting materials should be forwarded to Sterling upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.
C. Administrative Responsibilities for Proxy Voting
Cathy Sawyer delegates and oversees the proxy voting process to a person or pool of persons, known as Proxy Administrators, who in turn process and vote all proxies. Proxy materials are forwarded to Sterling’s third party proxy service, Broadridge’s (formerly ADP) ProxyEdge. The Proxy Administrator is responsible for checking with Broadridge for upcoming votes. Cathy Sawyer has ultimate responsibility for overseeing the processing and recordkeeping of the proxy voting.
(1)	Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)	The Proxy Administrator will look to see if the Portfolio Company is listed on the “Business Relationship List,” which is a listing of all companies with whom Sterling has a client or supplier relationship. (The firm’s Controller maintains the relationship list.) If the Portfolio Company is not listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of Sterling’s Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

(3)	The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with the “Broadridge Proxy Ballot” to indicate votes. It will continue to be the Proxy Administrator’s responsibility to make sure all proxies are voted on time.

(4)	When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete a “Broadridge Proxy Ballot” which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This ballot will be given to the Proxy Administrator who will then vote the proxy.

(5)	Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares we own for that client.

(6)	All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7)	After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8)	Catherine Casemyr (or Cathy Sawyer in Catherine’s absence) will review the voting records for each security to ensure that all shares owned are voted.

(9)	Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, the Broadridge Proxy Ballot, and other notes related to each company vote.

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Catherine Casemyr (or Cathy Sawyer in Catherine’s absence) will provide proxy reports as specified by the client or upon request. BB&T coordinates annual Form N-PX filings informing fund shareholders how Sterling voted proxies of the shareholder’s fund(s) for the 12-month period ended June 30th.
D. Treatment of Sterling’s Conflicts of Interest
Occasionally, Sterling may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.
(1)	As noted in Section B (Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

(2)	After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material or (2) if the issue to be voted on is not a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3)	If (1) the relationship is material and (2) if the issue to be voted on is a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and Sterling will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a Sterling business relationship.

(4)	For purposes of determining materiality, a relationship is “material” if it represents at least 1% of Sterling’s revenues in the case of a client relationship and at least 1% of Sterling’s expenses in the case of a supplier relationship.
E. Treatment of Personal Conflicts of Interest
From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.
(1)	Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.
II. THE PROXY COMMITTEE
The Proxy Committee has ultimate responsibility and oversight of Sterling’s proxy policies and procedures. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to Cathy Sawyer. The firm’s Controller, Jason Brown, is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.

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The members of the Proxy Committee are Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Tom Clapp is the advisory member and may substitute as necessary.
III. PROXY VOTING GUIDELINES
Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients. The voting guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case. In general, Sterling votes “for” those proposals that more closely link the fortunes of employees and management to the performance of the corporation’s stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or reduce management’s accountability to shareholders are typically voted “against”. Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Ken Cotner at kcotner@sterling-capital.com.
The following guidelines have been established to assist the members of the Proxy Committee in evaluating relevant facts and circumstances which will enable Sterling to vote in a manner consistent with its fiduciary responsibility.
ROUTINE MANAGEMENT PROPOSALS

Election of Directors	Case by Case
We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors	Approve

Fix Auditor Remuneration Approval of Audited Financial Statements	Approve Approve

Set/Eliminate Dividends	Approve

Grant Board Authority to Repurchase Shares	Approve

Approve Stock Splits or Reverse Stock Splits	Approve

Change Name of Corporation	Approve

Eliminate Preemptive Rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.
We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan	Approve

Establish 401(k) Plan	Approve
BOARD OF DIRECTORS

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We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors	Case by Case
We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting	Approve
Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company’s board.

Supermajority	Oppose
A supermajority vote is a requirement for a proposal to gain a specified level or type of support which exceeds a simple majority in order to have effect. Supermajority provisions are most frequently used in conjunction with other anti-takeover corporate changes to the articles of incorporation and generally used by insiders to control the acceptance or rejection of mergers and acquisitions.

Classified Board of Directors/Staggered Terms	Oppose
A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.
Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.
Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors	Case by Case
Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.
We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation	Case by Case
We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees	Approve
We believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

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Majority Independent Board Composition	Approve
We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions	Case by Case
We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board comprises less than a majority of independent directors.
CORPORATE GOVERNANCE

Adjourn Meeting to solicit Additional Votes	Oppose
Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision	Approve

Eliminate Shareholders’ Right to Call Special Meeting	Oppose

Increase in Authorized Shares	Case by Case
We approve proposals for increases of up to 100%. We will consider a larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers	Approve
We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers	Approve
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings	Oppose

Reincorporate	Case by Case
Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.
In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters	Case by Case
Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.	Oppose

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ANTI-TAKEOVER

Blank Check Preferred	Case by Case
These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.
We oppose blank check preferred proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power	Oppose

Poison Pill Plans	Oppose
Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred we oppose the plans.
Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans are put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.
Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a “permitted bid” feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision	Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.
We believe that this concept is inconsistent with public ownership of corporations.
MANAGEMENT COMPENSATION

Golden Parachutes	Case by Case
Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans	Approve
The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

49

OPTION PLANS
We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.
MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS
In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.
OTHER SHAREHOLDER PROPOSALS
For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings	Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors	Oppose

Shareholder Proposal to Compensate Directors in Stock	Approve
SOCIAL ISSUES
We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.
ENVIRONMENTAL ISSUES

CERES Principles	Case by Case
The ‘CERES Principles’ is a ten-point code of corporate environmental conduct to be publicly endorsed by companies as an environmental mission statement or ethic.
We will take into account the company’s current environmental disclosure beyond legal requirements, the company’s environmental performance record and the costs of membership and implementation.

Environmental Policy Disclosure	For
We support shareholder requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Risk Assessment of Environmental Performance	Case by Case
We will take into account the feasibility of financially quantifying environmental factors; the company’s compliance with applicable legislation and/or environmental regulations; the cost of implementing improved standards and the current level of disclosure on environmental policies and initiatives.

Greenhouse Gas Emissions Disclosure	For
We support shareholder requests for reports on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s business.

50

Greenhouse Gas Emissions Reduction	Against
We support shareholder proposals calling for a reduction in greenhouse gas emissions by specified amounts or within a restrictive timeframe unless the company has been subject of recent significant fines or litigation resulting from greenhouse gas emissions.
PROXY VOTING FOR THE STERLING MICROCAP VALUE FUND
Sterling manages the Sterling Microcap Value Fund LP, a private partnership in which Sterling is the sole investor. Bob Bridges acts as the portfolio manager of the Microcap Value Fund. The Microcap Value Fund invests in companies with market capitalizations in the range of the Russell Microcap Index using a quantitative model to identify potential investments.
The quantitative model utilized by the Microcap Value Fund generates large numbers of stocks to buy for the portfolio. Due to the large number of holdings (generally 300-400) and the relative small size of the assets in the Fund, Sterling considers proxy votes for portfolio companies to be of de minimus value. There is also considerable operational complexity involved in voting proxies for such a large number of holdings; Sterling believes the cost of voting these proxies far outweighs any benefit or value that could be derived from voting them. In light of these considerations, Sterling will not vote proxies for stocks held in the Microcap Value Fund.
PROXY VOTING FOR STERLING’S QUANTITATIVE PORTFOLIOS
Sterling manages its quantitative portfolios utilizing models that hold approximately 300-400 securities. Due the size of the assets, Sterling considers the proxy votes for the securities held in these portfolios to be of de minimus value. Given the cost in voting proxies for such a large number of holdings, Sterling believes the cost of voting these proxies outweighs any benefit or value that could be derived from voting. Therefore, Sterling does not vote proxies for securities held in the quantitative portfolios.
PROXY VOTING FOR NEW/TRANSFER-IN-KIND/WRAP ACCOUNTS
When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling will not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.
SECURITIES LENDING BY CLIENT
If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

51

PART C. OTHER INFORMATION
Item 23. Exhibits

(a)(1)	Amended and Restated Agreement and Declaration of Trust dated June 2, 2007 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(b)(1)	Amended and Restated Bylaws dated April 23, 2007 is incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(c)(1)	Article III; Article V; Article VIII, Section 4; and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(2)	Article 9; Article 10, Section 6; and Article 11 of the By-laws responsive to this item are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(d)(1)	Amended and Restated Investment Advisory Agreement between the Registrant and BB&T Asset Management, Inc. dated May 23, 2003 is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (filed November 26, 2003).
(i)	Form of Revised Schedule A to Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (filed January 31, 2007).

(2)	Sub-Advisory Agreement between BB&T Asset Management, Inc. (formerly BB&T Asset Management LLC) and Federated Investment Management Company dated February 1, 2001, including Schedules 1, 2, and 3, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).
(i)	Form of Amendment No. 2 to Sub-Advisory Agreement between BB&T Asset Management and Federated Investment Management Company is incorporated by reference to Exhibit (d)(4)(i) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (filed January 31, 2007).

(3)	Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott & Stringfellow, Inc., including Schedule A is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

(4)	Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC, including Schedule A is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

(5)	Form of Amended and Restated Investment Advisory Agreement between the Registrant and Sterling Capital Management LLC, for the Sterling Capital Small Cap Value Fund, including Schedule A is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(6)	Sub-Advisory Agreement between BB&T Asset Management, Inc. and Artio Global Management LLC dated June 16, 2008 is filed herewith.

(e) (1)	Underwriting Agreement among the Registrant, BB&T Asset Management, Inc. and BB&T AM Distributors, Inc. dated April 23, 2007 is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)	Exhibit A to Underwriting Agreement dated February 1, 2008 is filed herewith.

(f)	Not applicable.

(g) (1)	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investor’s Bank & Trust Company) is incorporated by reference to Exhibit (f)(5) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (filed November 17, 2000).

(2)	Custody Agreement between the Registrant and U.S. Bank N.A. dated August 1, 2006 is incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (filed December 18, 2006).
(i)	Revised Exhibit C to Custody Agreement is incorporated by reference to Exhibit (g)(2)(i) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (filed January 31, 2007).

(h) (1)	Form of Administration Agreement between the Registrant and BB&T Asset Management, Inc. is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(2)	License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

(3)	Sub-Administration Services Agreement between BB&T Asset Management, Inc. and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated December 18, 2006 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(4)	Transfer Agency and Blue Sky Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated December 18, 2006 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)	Amendment to Transfer Agency and Blue Sky Services Agreement dated April 23, 2007 is incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(ii)	Form of AdvisorCentral Amendment to Transfer Agency and Blue Sky Services Agreement dated is filed herewith.

(5)	Accounting Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated December 18, 2006 is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)	Fair Value Services Amendment to Accounting Services Agreement dated May 8, 2007 is incorporated by reference to Exhibit (h)(6)(i) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(6)	Compliance Support Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) dated December 18, 2006 is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(7)	Form of Securities Lending Agreement between Registrant and Mellon Bank, N.A. is filed herewith.

(8)	Third Party Feeder Fund Agreement among Registrant (on behalf of the BB&T Equity Index Fund), BB&T AM Distributors, Inc. and Master Investment Portfolio dated April 19, 2007 is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i) Amendment to the Third Party Feeder Fund Agreement dated July 1, 2008 is filed herewith.

(i)	Not applicable.

(j)(1)	Consent of Ropes & Gray LLP is filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed September 23, 1992).

(m) (1)	Amended and Restated Distribution and Shareholder Services Plan as amended February 1, 2008 is filed herewith.

(n) (1)	Multiple Class Plan dated August 28, 2007 is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(p) (1)	Code of Ethics for BB&T Funds dated November 8, 1994 and amended February 11, 2000 and February 27, 2007 is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(2)	Code of Ethics for BB&T Asset Management, Inc. is filed herewith.

(3)	Code of Ethics for Federated Investment Management Company is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(4)	Code of Ethics for Scott & Stringfellow, Inc. is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

(5)	Code of Ethics for Sterling Capital Management revised December 14, 2007, August 15, 2007 and August 21, 2007 is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(6)	Code of Ethics of Julius Baer Funds and Artio Global Management LLC (formerly Julius Baer Investment Management LLC) dated June 2008 is filed herewith.

(7)	Joint Code of Ethics of Barclays Global Investors Funds (“BGIF”) and Master Investment Portfolio, dated June 1, 2005 is incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (filed February 26, 2007).

(8)	Code of Ethics of Barclays Global Fund Advisors (“BGFA”), dated June 1, 2005 is incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (filed February 26, 2007).

(9)	Code of Ethics of SEI Investments Distribution Co. (“SEI”), dated January 2004 is incorporated by reference to Exhibit (p)(11) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (filed February 26, 2007).

Item 24. Persons Controlled By or Under Common Control with Registrant
     None.
Item 25. Indemnification
     Article VIII, Sections 1 and 2 of the Registrant’s Declaration of Trust provides as follows:
     “Trustees, Officers, etc.
Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.
Compromise Payment
Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.”
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Indemnification for the Trust’s principal underwriter is provided for in the Underwriting Agreement incorporated herein by reference as Exhibit (e)(2). The Trust maintains a directors and officers liability insurance policy. In addition, certain officer and the interested trustee are covered by BB&T Corporation’s directors and officers liability insurance policy.
Item 26. Business and Other Connections of Investment Adviser
BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) is the adviser for the all of the BB&T Funds, except the Sterling Capital Small Cap Value Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, North Carolina 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of September 30, 2008, BB&T Asset Management had approximately $17.1 billion in assets under management. Through its subsidiaries, BB&T operates over 1,500 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.
In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years.
To the knowledge of Registrant, none of the directors or officers of BB&T Asset Management is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T).
Artio Global Management LLC (formerly Julius Baer Investment Management LLC) (“Artio”) serves as the Sub-advisor to the International Equity Fund pursuant to a Sub-advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Artio will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the BB&T Funds’ Board of Trustees and the Adviser, any written guidelines adopted by the Fund’s

Board of Trustees or the Adviser and furnished to Artio, and in accordance with the Fund’s written investment restrictions.
Artio, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Americas, Inc., which is a wholly-owned subsidiary of Artio Holding Ltd. (formerly Julius Baer Holding Ltd). Artio, a registered investment adviser, has provided investment advisory services to institutional clients and registered investment companies since 1983. As of September 30, 2008, Artio had approximately $[ ] billion in assets under management.
The list of the business or other connections of each director and officer of Artio required by this Item 26 is incorporated by reference to Schedules A and D to Artio’s Form ADV filed by Artio pursuant to the Investment Advisers Act of 1940 (File No. 801-18766; IARD No. 106863).
Federated Investment Management Company (“Federated IMC”) serves as the Sub-Adviser to the Prime Money Market Fund and National Tax-Free Money Market Fund (the “Fund”) pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund’s securities, subject to the general supervision of the BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Fund’s investment objective, policies and restrictions.
Federated IMC’s address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 225 mutual funds and separate accounts, which totaled approximately $[ ] billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately [1,270] employees.
Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T) in which each director or senior officer of Federated IMC is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

Name and Position with Federated	Other business, profession, vocation, or employment
Mark D. Olson, Trustee	Principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.
The principal business of Federated IMC is providing investment advice, however, several officers of Federated IMC are also officers of other subsidiaries of Federated Investors, Inc. These subsidiary companies provide distribution and support services to investment companies that are clients of Federated IMC.
Scott & Stringfellow, Inc. (“Scott & Stringfellow” or the “Sub-Adviser”) serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of BB&T Funds’ Board of Trustees and BB&T Asset Management and in accordance with the Funds’ investment objectives.
Scott & Stringfellow’s address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly owned subsidiary of BB&T. As of December 31, 2008 Scott & Stringfellow had $[ ] billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.
To the knowledge of registrant, none of the directors or officers of Scott & Stringfellow is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T).

Sterling Capital Management LLC (“Sterling Capital”) serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds’ securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds’ written investment restrictions. Sterling Capital also serves as the advisor to the Sterling Capital Small Cap Value Fund pursuant to an Investment Advisory Agreement with BB&T Funds.
Sterling Capital’s address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of December 31, 2008, Sterling Capital had approximately $[ ] billion in assets under management.
Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

Name and Position with Sterling Capital	Other business, profession, vocation, or employment
Ed Brea, Managing Director and Equity Portfolio Manager	Board of Directors of Avatar
Robert Bridges, Director and Equity Analyst	Board of Directors of Bridges Investment Counsel, Inc.
Item 27. Principal Underwriter

(a)	BB&T AM Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 14, 2008, the Distributor acted as principal underwriter for the following investment companies:

BB&T Funds
Sterling Capital Small Cap Value Fund
(b)	The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.
          The following is a list of the directors and executive officers of the Distributor:
Board of Directors

Name	Position(s) with Distributor
Nicholas M. Marsini, Jr.	Director
Michael DeNofrio	Director
Steven Turowski	Director
T. Thomas Deck	Director
Dennis J. Westley	Director
Officers

Name	Position(s) with Distributor
T. Thomas Deck	President and Chief Executive Officer
Bruno DiStefano	Vice President
Susan K. Moscaritolo	Vice President
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer

Name	Position(s) with Distributor
Rita Adler	Chief Compliance Officer
Jodi Jamison	Chief Legal Officer
Maria C. Schaffer	Controller and Assistant Treasurer
John Munera	Anti-Money Laundering Officer
Ronald Berge	Assistant Vice President
Carol Bommarito	Assistant Vice President
Bradley A. Stearns	Assistant Secretary and Assistant Clerk
Julie Bartos	Assistant Secretary and Assistant Clerk
Dianna A. Stone	Secretary and Clerk
(c)	Not Applicable
Item 28. Location of Accounts and Records
Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

(1)	BB&T Funds
434 Fayetteville Street Mall
Raleigh, NC 27601
Attention: Secretary
(Registrant)

(2)	BB&T Asset Management, Inc.
434 Fayetteville Street Mall
Raleigh, North Carolina 27601
Attention: Trust Investments
(Investment Adviser for all Funds, except Sterling Capital Small Cap Value Fund, and Administrator)

(3)	Artio Global Management LLC (formerly Julius Baer Investment Management LLC)
330 Madison Avenue
New York, New York 10017
(Investment Sub-Adviser to the International Equity Fund)

(4)	Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
(Investment Sub-Adviser to the Prime Money Market Fund and National Tax-Free Money Market Fund)

(5)	Scott & Stringfellow
909 E. Main Street
Richmond, Virginia 23219
(Investment Sub-Adviser to the Special Opportunities Equity and Equity Income Funds)

(6)	Sterling Capital Management
Two Morrocroft Centre
4064 Colony Rd., Suite 300
Charlotte, NC 28211
(Investment Adviser to the Sterling Capital Small Cap Value Fund and Investment Sub-Adviser to the Mid Cap Value Fund and the Total Return Bond Fund)

(7)	U.S. Bank National Association
425 Walnut Street, M.L. CN-OH-W6TC
Cincinnati, OH 45202
(Custodian)

(8)	State Street Bank & Trust Company (formerly Investor’s Bank & Trust)
John Hancock Tower
200 Clarendon Street
Boston, Massachusetts 02117-9130
(Custodian and Fund Accountant for Equity Index Fund)

(9)	Ropes & Gray LLP
One Metro Center, 700 12th Street, N.W., Suite 900
Washington, D.C. 20005-3948
(Declaration of Trust, Bylaws, Minutes Book, Fund Agreements)

(10)	PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809
(Fund Accountant, Transfer Agent, and Sub-Administrator)

(11)	BB&T AM Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
(Distributor)
Item 29. Management Services
     None.
Item 30. Undertakings
The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.
NOTICE
A copy of the Amended and Restated Agreement and Declaration of Trust dated June 2, 2007, as amended, of the BB&T Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 26th day of November 2008.
BB&T FUNDS

/s/ E. G. Purcell, III *E. G. Purcell, III

President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ E. G. Purcell, III *E. G. Purcell, III	President	November 26, 2008

/s/ Keith F. Karlawish *Keith F. Karlawish	Trustee	November 26, 2008

/s/ James L. Roberts *James L. Roberts	Trustee	November 26, 2008

/s/ Thomas W. Lambeth *Thomas W. Lambeth	Trustee	November 26, 2008

/s/ Andrew J. McNally *Andrew J. McNally	Treasurer	November 26, 2008

/s/ Douglas R. Van Scoy *Douglas R. Van Scoy	Trustee	November 26, 2008

/s/ Drew T. Kagan *Drew T. Kagan	Trustee	November 26, 2008

/s/ Laura C. Bingham *Laura C. Bingham	Trustee	November 26, 2008

By:	/s/ Alan G. Priest Alan G. Priest

*	By Alan G. Priest, Attorney-in-Fact, pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY
     E.G. Purcell, III, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: November 20, 2008	/s/ E.G. Purcell, III
E.G. Purcell, III

POWER OF ATTORNEY
Keith F. Karlawish, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 3, 2005	/s/ Keith F. Karlawish
Keith F. Karlawish

POWER OF ATTORNEY
Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY
Thomas W. Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002	/s/ Thomas W. Lambeth
Thomas W. Lambeth

POWER OF ATTORNEY
Andrew J. McNally, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, Alexandra Oprescu and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 23, 2007	/s/ Andrew J. McNally
Andrew J. McNally

POWER OF ATTORNEY
Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY
Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Lisa N. Larkin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: June 21, 2004	/s/ Douglas R. Van Scoy
Douglas R. Van Scoy

POWER OF ATTORNEY
James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: November 24, 2004	/s/ James L. Roberts
James L. Roberts

EXHIBIT INDEX

(d)(6)	Sub-Advisory Agreement between BB&T Asset Management, Inc. and Artio Global Management LLC dated June 16, 2008

(e)(1)(i)	Exhibit A to Underwriting Agreement among the Registrant, BB&T Asset Management, Inc. and BB&T AM Distributors, Inc. dated February 1, 2008

(h)(4)(ii)	Form of AdvisorCentral Amendment to Transfer Agency and Blue Sky Services Agreement between BB&T Funds and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.)

(h)(7)	Form of Securities Lending Agreement between Registrant and Mellon Bank, N.A.

(h)(8)(i)	Amendment to the Third Party Feeder Fund Agreement among Registrant (on behalf of the BB&T Equity Index Fund), BB&T AM Distributors, Inc. and Master Investment Portfolio dated July 1, 2008

(j)(1)	Consent of Ropes & Gray LLP

(p)(2)	Code of Ethics for BB&T Asset Management, Inc.

(p)(6)	Code of Ethics of Julius Baer Funds and Artio Global Management LLC (formerly Julius Baer Investment Management LLC) dated June 2008